As filed with the Securities and Exchange Commission on March 30, 2007

                                                 Securities Act File No. 2-10685
                                         Investment Company Act File No. 811-214

 -------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM N-1A

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 /X/

                         Pre-Effective Amendment No. / /

                      Post-Effective Amendment No. 112 /X/

                                     and/or

       REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 /X/

                                Amendment No. /X/

                        (Check Appropriate Box or Boxes)

                                   -----------

                           SENTINEL GROUP FUNDS, INC.

               (Exact Name of Registrant as Specified in Charter)

                               National Life Drive

                            Montpelier, Vermont 05604

               (Address of Principal Executive Offices) (Zip Code)

                                 (802) 229-7410

              (Registrant's Telephone Number, including Area Code)

                                   -----------

Kerry A. Jung,  Esq.                                Copy to:
c/o Sentinel Asset Management, Inc.                 John A. MacKinnon, Esq.
National Life Drive                                 Sidley Austin LLP
Montpelier, Vermont 05604                           787 Seventh Avenue
                                                    New York, New York 10019
                     (Name and Address of Agent for Service)

                                   -----------

It is proposed that this filing will become effective (check appropriate box)

/X/ immediately upon filing pursuant to paragraph (b)
/ / on _____ pursuant to paragraph (b)
/ / 60 days after filing pursuant to paragraph (a)(1)
/ / on ______________ pursuant to paragraph (a)(1)
/ / 75 days after filing pursuant to paragraph (a)(2)
/ / on (date) pursuant to paragraph (a)(2) of Rule 485.

                    If appropriate, check the following box:

/ / this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                                   -----------


  Title of Securities Being Registered: Common Stock, par value $.01 per share.

                     Sentinel Funds

                     P R O S P E C T U S

                     Prospectus dated March 30, 2007



                     Sentinel Balanced Fund
                     Sentinel Capital Growth Fund
                     Sentinel Common Stock Fund
                     Sentinel Conservative Allocation Fund
                     Sentinel Government Securities Fund
                     Sentinel Growth Leaders Fund
                     Sentinel High Yield Bond Fund
                     Sentinel International Equity Fund
                     Sentinel Mid Cap Growth Fund
                     Sentinel Short Maturity Government Fund
                     Sentinel Small Company Fund
                     Sentinel U.S. Treasury Money Market Fund



                     This prospectus contains information you should know before investing, including information about risks.

                     Please read it before you invest and keep it for future reference.

                     The Securities and Exchange Commission ("SEC") has not approved or disapproved these securities or determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.


                     Sentinel Funds o National Life Drive o Montpelier, VT 05604

TABLE OF CONTENTS

What Are Each Fund's Investment Objectives
And Principal Investment Strategies? .......................................   4
What Are Each Fund's Principal Investment Risks? ...........................  19
How Has Each Fund Performed? ...............................................  24
What Are Each Fund's Fees And Expenses? ....................................  30
More Information About Share Classes .......................................  34
How Can I Buy, Sell, Exchange And Transfer Fund Shares? ....................  43
How Are The Funds Priced? ..................................................  48
Dividends, Capital Gains and Taxes .........................................  49
Who Manages the Funds? .....................................................  50
Financial Highlights .......................................................  54

The Privacy Policy of the Sentinel Funds, Sentinel Asset Management, Inc., Sentinel Financial Services Company and Sentinel Administrative Services, Inc. is included at the back of this booklet following the prospectus. In this prospectus, each Sentinel Fund is referred to individually as a "Fund." Sentinel Asset Management, Inc. ("Sentinel") is the investment advisor for each Fund. We cannot guarantee that any Fund will achieve its investment objective(s).


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                                                                      Prospectus

WHAT ARE EACH FUND'S INVESTMENT OBJECTIVES AND PRINCIPAL INVESTMENT STRATEGIES?

Each Fund has investment objective(s) and principal investment strategies. Investment objective(s) are fundamental policies, which means they may only be changed by a majority vote of the outstanding shares of that Fund. We cannot guarantee that these objective(s) will be achieved. In addition, if Sentinel or a Fund's subadvisor, if any, believes it is necessary under adverse conditions to take a temporary defensive position, each Fund other than the Government Securities, Short Maturity Government and U.S. Treasury Money Market Funds may depart significantly or completely from its principal investment strategies. All of the Funds are "diversified" funds as defined in the Investment Company Act of 1940, as amended, except the Growth Leaders Fund.

      You can find additional information about the securities and investment techniques used by the Funds, including a description of each Fund's other fundamental investment policies, in the Funds' Statement of Additional Information, which is incorporated by reference into (is legally made a part of) this Prospectus. All other investment strategies and policies described in the Prospectus and/or Statement of Additional Information are non-fundamental policies, which means they may be changed by the Fund's Board. You can get a free copy of the Statement of Additional Information by calling 1-800-282-FUND
(3863), or by writing to
Sentinel Administrative Services, Inc. at
P.O. Box 1499,
Montpelier, VT 05601-1499.

----------------------------------------
THE BALANCED FUND SEEKS A COMBINATION OF
GROWTH OF CAPITAL AND CURRENT INCOME,
WITH RELATIVELY LOW RISK AND RELATIVELY
LOW FLUCTUATIONS IN VALUE.

THE BALANCED FUND primarily invests in common stocks and investment-grade bonds with at least 25% of its assets in bonds and at least 25% of its assets in common stock. When determining this percentage, convertible bonds and/or preferred stocks are considered common stocks, unless these securities are held primarily for income. Sentinel will divide the Fund's assets among stocks and bonds based on whether it believes stocks or bonds offer a better value at the time. More bonds normally enhance price stability, and more stocks usually enhance growth potential. Up to 25% of the Fund's assets may be invested in securities within a single industry. The Fund may invest without limitation in foreign securities, although only where the securities are trading in the U.S. or Canada and only where trading is denominated in U.S. or Canadian dollars.

      Sentinel's philosophy for the equity portion of the portfolio is based on a long-term view and emphasizes diversi-fication, high quality, valuation discipline and below-average risk. Sentinel looks for securities of superior companies with a positive multi-year outlook offered at attractive valuation levels based on a number of metrics, including value relative to its history, peers and/or market over time, with attractive risk profiles and long-term adjusted returns. Although the Fund may invest in any economic sector, at times it may emphasize one or more particular sectors.

      The bond portion of the Fund may invest without limitation in bonds in the first through the fourth highest categories of Moody's (Aaa to Baa) and Standard and Poor's (A to BBB). It may also purchase bonds in the lowest rating categories (C for Moody's and D for Standard and Poor's) and comparable unrated securities. However, it will only purchase securities rated B3 or lower by Moody's or lower than B- by Standard and Poor's if Sentinel believes the quality of the bonds is higher than indicated by the rating. No more than 20% of the Fund's total assets may be invested in lower-quality bonds (e.g., bonds rated below Baa by Moody's or BBB by Standard & Poor's).

         The Fund may make unlimited investments in mortgage-backed U.S. government securities, including pass-through certificates guaranteed by the Government National Mortgage Association ("GNMA"). Each GNMA certificate is backed by a pool of mortgage loans insured by the Federal Housing Administration and/or the Veterans Administration, and provides for the payment of minimum fixed monthly installments of principal and interest. Timely repayment of principal and payment of interest is guaranteed by the full faith and credit of the U.S. government. The Fund may invest in mortgage-backed securities guaranteed by the


4   FOR INFORMATION AND ASSISTANCE CALL YOUR FINANCIAL ADVISOR OR
    INVESTOR SERVICES AT 1-800-282-FUND (3863)
Prospectus

Federal National Mortgage Association ("FNMA") and by the Federal Home Loan Mortgage Corporation ("FHLMC"). In all of these mortgage-backed securities, the actual maturity of and realized yield will vary based on the prepayment experience of the underlying pool of mortgages. Securities guaranteed by FNMA and FHLMC are not backed by the full faith and credit of the United States. While the original maximum life of a mortgage-backed security considered for this Fund can vary from 10 to 30 years, its average life is likely to be substantially less than the original maturity of the underlying mortgages, because the mortgages in these pools may be prepaid, refinanced, curtailed, or foreclosed. Prepayments are passed through to the mortgage-backed securityholder along with regularly scheduled minimum repayments of principal and payments of interest.

         The Fund may engage in dollar roll transactions. In a dollar roll, a Fund sells mortgage-backed or U.S. Treasury securities for delivery in the current month, and simultaneously contracts to buy back securities of the same type, coupon and maturity on a predetermined future date. During the roll period, a Fund forgoes principal and interest paid on the mortgage-backed or U.S. Treasury securities. In return, a Fund receives the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop"), and interest earned on the cash proceeds of the initial sale. A "covered roll" is a specific type of dollar roll in which the proceeds of a dollar roll are held in a separate account and invested only in high-grade, money-market instruments. The Fund may only invest in covered rolls.

      In managing the fixed-income portion of the portfolio, the Fund utilizes an active trading approach, which may result in portfolio turnover greater than 100%. The Fund may participate in a securities lending program.

      The Fund may use derivative instruments (e.g., futures, options and swap agreements) for hedging purposes, and for other investment purposes such as replicating permitted investments, as long as such investments do not have the effect of leveraging portfolio risks. It may establish derivative positions only when immediately thereafter not more than 5% of its total assets are held in derivative positions. The Fund is not required to use hedging and may choose not to do so.

      The Fund may invest in repurchase agreements, provided the counterparty maintains the value of the underlying securities at a value not less than 102% of the repurchase price stated in the agreement. Under a repurchase agreement, a Fund purchases bonds and simultaneously agrees to resell these bonds to a counterparty at a prearranged time and specific price. The Fund may invest up to 100% of its assets in cash, commercial paper, high-grade bonds, or cash equivalents for temporary defensive reasons if Sentinel believes that adverse market or other conditions warrant. This is to attempt to protect the Fund's assets from a temporary unacceptable risk of loss. If the Fund takes a temporary defensive position, it may not achieve its investment objective.

      The Balanced Fund is principally subject to the following types of risks: stock market and selection, investment style, sector, general foreign securities, general fixed-income securities, government securities, dollar rolls, lower-quality bonds, zero-coupon and similar bonds, derivatives, not guaranteed, repurchase agreements, restricted and illiquid securities, securities lending and temporary defensive position risks.


                                    VISIT US ONLINE AT WWW.SENTINELFUNDS.COM   5
                                                                      Prospectus

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THE CAPITAL GROWTH FUND SEEKS LONG-TERM
GROWTH OF CAPITAL AND, SECONDARILY,
CURRENT INCOME.

THE CAPITAL GROWTH FUND normally invests primarily in a broad range of common stocks of companies that Sentinel believes have above-average growth potential.

      Sentinel attempts to identify companies that are expected to grow as a result of the potential long-term return from their investment in research, development, capital spending and market expansion. In addition, Sentinel looks for companies that it perceives to be attractively valued relative to their future growth prospects, as well as to that of the market as a whole. Sentinel utilizes a blended "top-down" and "bottom-up" approach. In top-down analysis, focus is on such macroeconomic factors as inflation, interest and tax rates, currency and political climate. In bottom-up analysis, focus is on company-specific variables, such as competitive industry dynamics, market leadership, proprietary products and services, and management expertise, as well as on financial characteristics, such as returns on sales and equity, debt/equity ratios and earnings and cash flow growth. With respect to the Fund's current income objective, Sentinel also analyzes a company's dividend-paying characteristics when selecting investments. Fundamental research, which may include the use of corporate financial reports and press releases, company presentations, meetings with management, general economic and industry data supplied by government agencies and trade associations, and research reports provided by Wall Street analysts, is synthesized and analyzed to develop financial and valuation models for each individual company in an attempt to project future sales and earnings growth potential and relative valuations and to facilitate informed investment decisions. Sentinel expects to sell Fund holdings when the valuation of the underlying company relative to its future growth rate appears to have become excessive, the fundamentals of a company are perceived to be deteriorating, or more attractive alternative investments surface.

      Although the Fund may invest in any economic sector, at times it may emphasize one or more particular sectors. The Fund may invest up to 25% of its net assets in securities of foreign issuers, although only where the securities are trading in the U.S. or Canada and only where trading is denominated in U.S. or Canadian dollars.

         The Fund may use derivative instruments (e.g., futures and options agreements) for hedging purposes, and for other investment purposes such as replicating permitted investments, as long as such investments do not have the effect of leveraging portfolio risks. It may establish derivative positions only when immediately thereafter not more than 5% of its total assets are held in derivative positions. The Fund is not required to use hedging and may choose not to do so. The Fund may participate in a securities lending program.

      The Fund may invest in repurchase agreements, provided the counterparty maintains the value of the underlying securities at a value not less than 102% of the repurchase price stated in the agreement. Under a repurchase agreement, a Fund purchases bonds and simultaneously agrees to resell these bonds to a counterparty at a prearranged time and specific price.

      The Fund may invest up to 100% of its assets in cash, commercial paper, high-grade bonds, or cash equivalents for temporary defensive reasons if Sentinel believes that adverse market or other conditions warrant such investment. Such action is an attempt to protect the Fund's assets from a temporary unacceptable risk of loss. If the Fund takes a temporary defensive position, it may not achieve its investment objective.

      The Capital Growth Fund is principally subject to the following types of risks: stock market and selection, investment style, sector, general foreign securities, derivatives, not guaranteed, repurchase agreements, securities lending and temporary defensive position risks.


6   FOR INFORMATION AND ASSISTANCE CALL YOUR FINANCIAL ADVISOR OR
    INVESTOR SERVICES AT 1-800-282-FUND (3863)
Prospectus

----------------------------------------
THE COMMON STOCK FUND SEEKS A
COMBINATION OF GROWTH OF CAPITAL,
CURRENT INCOME, GROWTH OF INCOME AND
RELATIVELY LOW RISK AS COMPARED WITH THE
STOCK MARKET AS A WHOLE.

THE COMMON STOCK FUND normally invests at least 80% of its net assets in common stocks. This principal investment strategy is a non-fundamental policy that may not be changed without 60 days' prior written notice to the Fund's shareholders. The Fund invests mainly in a diverse group of common stocks of well-established companies, most of which pay regular dividends. When appropriate, the Fund also may invest in preferred stocks or debentures convertible into common stocks. Up to 25% of the Fund's assets may be invested in securities within a single industry. The Fund may invest without limitation in foreign securities, although only where the securities are trading in the U.S. or Canada and only where trading is denominated in U.S. or Canadian dollars.

      Sentinel's philosophy is based on a long-term view and emphasizes diversification, high quality, valuation discipline and below-average risk. Sentinel looks for securities of superior companies with a positive multi-year outlook offered at attractive valuation levels based on a number of metrics, including value relative to its history, peers and/or market over time. Although the Fund may invest in any economic sector, at times it may emphasize one or more particular sectors.

      The Fund may use derivative instruments (e.g., futures and options agreements) for hedging purposes, and for other investment purposes such as replicating permitted investments, as long as such investments do not have the effect of leveraging portfolio risks. It may establish derivative positions only when immediately thereafter not more than 5% of its total assets are held in derivative positions. The Fund is not required to use hedging and may choose not to do so. The Fund may participate in a securities lending program.

      The Fund may invest in repurchase agreements, provided the counterparty maintains the value of the underlying securities at a value not less than 102% of the repurchase price stated in the agreement. Under a repurchase agreement, a Fund purchases bonds and simultaneously agrees to resell these bonds to a counterparty at a prearranged time and specific price.

      The Fund may invest up to 100% of its assets in cash, commercial paper, high-grade bonds, or cash equivalents for temporary defensive reasons if Sentinel believes that adverse market or other conditions warrant. This is to attempt to protect the Fund's assets from a temporary unacceptable risk of loss. If the Fund takes a temporary defensive position, it may not achieve its investment objective.

      The Common Stock Fund is principally subject to the following types of risks: stock market and selection, investment style, sector, general foreign securities, derivatives, not guaranteed, repurchase agreements, securities lending and temporary defensive position risks.

----------------------------------------
THE CONSERVATIVE ALLOCATION FUND SEEKS A
HIGH LEVEL OF CURRENT INCOME, WITH A
SECONDARY OBJECTIVE OF LONG-TERM CAPITAL
APPRECIATION.

THE CONSERVATIVE ALLOCATION FUND normally divides its assets among several broad asset classes. Sentinel has broad discretion in allocating assets among the classes. The classes are:

1. INVESTMENT-GRADE BONDS. The Fund normally invests at least 30% of its total assets in U.S. Treasury and agency securities, mortgage-backed securities, and investment-grade corporate bonds, and may include the dollar roll transactions described for the Balanced Fund. Up to 35% of the Fund's total assets may be invested in U.S. dollar-denominated investment-grade bonds issued by companies located in or that conduct their business mainly in one or more foreign countries.

2. BELOW INVESTMENT-GRADE BONDS. The Fund may invest up to 35% of its total assets in bonds rated below investment grade (e.g., rated below BBB by Standard and Poor's or below Baa by Moody's) or which are unrated but considered to be of comparable credit quality by Sentinel. These bonds are sometimes called "junk bonds". Up to 35% of the Fund's total assets may be invested in U.S. dollar-denominated below investment-grade bonds issued by companies located in or that conduct their business mainly in one or more foreign countries.

3. EQUITY AND EQUITY-RELATED SECURITIES. The Fund may invest up to 50% of its total assets in these securities,


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                                                                      Prospectus
including common stocks, preferred stocks, and debt securities that are convertible into equity securities. In choosing investments within this category, investments which offer relatively high dividend or interest yields will be emphasized, but there will also be some emphasis on the potential for capital appreciation. The Fund may invest up to 10% of its total assets in common stocks of established companies located in or that conduct their business mainly in one or more foreign countries, including emerging markets.

      The Fund may use derivative instruments (e.g., futures and options agreements) for hedging purposes, and for other investment purposes such as replicating permitted investments, as long as such investments do not have the effect of leveraging portfolio risks. It may establish derivative positions only when immediately thereafter not more than 5% of its total assets are held in derivative positions. The Fund is not required to use hedging and may choose not to do so. The Fund may participate in a securities lending program.

      Although the Fund may invest in any economic sector, at times it may emphasize one or more particular sectors. The Fund utilizes an active trading approach, which may result in portfolio turnover greater than 100%.

      The Fund may invest up to 100% of its assets in cash, commercial paper, high-grade bonds, or cash equivalents for temporary defensive reasons if Sentinel believes that adverse market or other conditions warrant. This is to attempt to protect the Fund's assets from a temporary unacceptable risk of loss. If the Fund takes a temporary defensive position, it may not achieve its investment objective.

      The Fund may invest in repurchase agreements, provided the counterparty maintains the value of the underlying securities at a value not less than 102% of the repurchase price stated in the agreement. Under a repurchase agreement, a Fund purchases bonds and simultaneously agrees to resell these bonds to a counterparty at a prearranged time and specific price.

      The Conservative Allocation Fund is principally subject to the following types of risks: stock market and selection, sector, general foreign securities, foreign banks and securities depositories, general fixed-income securities, dollar rolls, government securities, lower-quality bonds, zero-coupon and similar bonds, derivatives, not guaranteed, portfolio turnover, repurchase agreements, restricted and illiquid securities, securities lending and temporary defensive position risks.


8   FOR INFORMATION AND ASSISTANCE CALL YOUR FINANCIAL ADVISOR OR
    INVESTOR SERVICES AT 1-800-282-FUND (3863)
Prospectus

----------------------------------------
THE GOVERNMENT SECURITIES FUND SEEKS
HIGH CURRENT INCOME WHILE SEEKING TO
CONTROL RISK.

THE GOVERNMENT SECURITIES FUND normally invests at least 80% of its net assets in U.S. government securities. This principal investment strategy is a non-fundamental policy that may not be changed without 60 days' prior written notice to the Fund's shareholders. The Fund invests mainly in U.S. government bonds. These bonds include direct obligations of the U.S. Treasury, obligations guaranteed by the U.S. government, and obligations of U.S. government agencies and instrumentalities. The Fund is not required, however, to invest set amounts in any of the various types of U.S. government securities. Sentinel will choose the types of U.S. government securities that it believes will provide capital preservation and the best return with the least risk in light of its analysis of current market conditions and its outlook for interest rates and the economy.

      The Fund invests substantially in mortgage-backed securities and engages in dollar roll transactions both as described above for the Balanced Fund.

      The Fund may also use repurchase agreements as a means of making short-term investments. It will invest only in repurchase agreements with durations of seven days or less, only where the collateral securities are U.S. government securities, only in aggregate amounts of not more than 25% of the Fund's assets and only where the counterparty maintains the value of the underlying securities at not less than 102% of the repurchase price stated in the agreement. The Fund might incur time delays or losses if the other party to the agreement defaults on the repurchase of the securities.

      In addition, the Fund may invest up to 20% of its net assets in high-quality, money-market instruments that are not issued or guaranteed by the U.S. government or its agencies or instrumentalities. These include bank money market instruments, commercial paper or other short-term corporate obligations listed in the highest rating categories by nationally recognized statistical rating organizations. These money market instruments may be used as a means of making short-term investments.

      The Fund utilizes an active trading approach, which may result in portfolio turnover greater than 100%.

      The Fund may use derivative instruments (e.g., futures, options and swap agreements) for hedging purposes, and for other investment purposes such as replicating permitted investments, as long as such investments do not have the effect of leveraging portfolio risks. It may establish derivative positions only when immediately thereafter not more than 5% of its total assets are held in derivative positions. The Fund is not required to use hedging and may choose not to do so. The Fund may participate in a securities lending program.

         The Government Securities Fund is principally subject to the following types of risks: general fixed-income securities, government securities, dollar rolls, zero-coupon and similar bonds, derivatives, not guaranteed, portfolio turnover, securities lending and repurchase agreements risks.


                                    VISIT US ONLINE AT WWW.SENTINELFUNDS.COM   9
                                                                      Prospectus

----------------------------------------
THE GROWTH LEADERS FUND SEEKS LONG-TERM
CAPITAL APPRECIATION.

THE GROWTH LEADERS FUND normally invests primarily in common stocks of 20 to 30 companies that Sentinel believes have above-average growth potential. This Fund is non-diversified, which means that it may hold fewer securities than a diversified portfolio and may take larger positions in individual stocks.

      Sentinel attempts to identify companies that are expected to grow as a result of the potential long-term return from their investment in research, development, capital spending and market expansion. In addition, Sentinel looks for companies that it perceives to be attractively valued relative to their future growth prospects, as well as to that of the market as a whole. Sentinel utilizes a blended "top-down" and "bottom-up" approach. In top-down analysis, focus is on such macroeconomic factors as inflation, interest and tax rates, currency and political climate. In bottom-up analysis, focus is on company-specific variables, such as competitive industry dynamics, market leadership, proprietary products and services, and management expertise, as well as on financial characteristics, such as returns on sales and equity, debt/equity ratios and earnings and cash flow growth. Fundamental research, which may include the use of corporate financial reports and press releases, company presentations, meetings with management, general economic and industry data supplied by government agencies and trade associations, and research reports provided by Wall Street analysts, is synthesized and analyzed to develop financial and valuation models for each individual company in an attempt to project future sales and earnings growth potential and relative valuations and to facilitate informed investment decisions. Sentinel expects to sell Fund holdings when the valuation of the underlying company relative to its future growth rate appears to have become excessive, the fundamentals of a company are perceived to be deteriorating, or more attractive alternative investments surface.

      Although the Fund may invest in any economic sector, at times it may emphasize one or more particular sectors. The Fund may invest up to 25% of its net assets in securities of foreign issuers, although only where the securities are trading in the U.S. or Canada and only where trading is denominated in U.S. or Canadian dollars. The Fund utilizes an active trading approach, which may result in portfolio turnover greater than 100%. The Fund may use derivative instruments (e.g., futures and options agreements) for hedging purposes, and for other investment purposes such as replicating permitted investments, as long as such investments do not have the effect of leveraging portfolio risks. It may establish derivative positions only when immediately thereafter not more than 5% of its total assets are held in derivative positions. The Fund is not required to use hedging and may choose not to do so. The Fund may participate in a securities lending program.

      The Fund may invest in repurchase agreements, provided the counterparty maintains the value of the underlying securities at a value not less than 102% of the repurchase price stated in the agreement. Under a repurchase agreement, a Fund purchases bonds and simultaneously agrees to resell these bonds to a counterparty at a prearranged time and specific price.

      The Fund may invest up to 100% of its assets in cash, commercial paper, high-grade bonds, or cash equivalents for temporary defensive reasons if Sentinel believes that adverse market or other conditions warrant such investment. Such action is an attempt to protect the Fund's assets from a temporary unacceptable risk of loss. If the Fund takes a temporary defensive position, it may not achieve its investment objective.

      The Growth Leaders Fund is principally subject to the following types of risks: stock market and selection, investment style, sector, general foreign securities, derivatives, non-diversified, not guaranteed, portfolio turnover, repurchase agreements, securities lending and temporary defensive position risks.


10 FOR INFORMATION AND ASSISTANCE CALL YOUR FINANCIAL ADVISOR OR INVESTOR SERVICES AT 1-800-282-FUND (3863)
Prospectus

----------------------------------------
THE HIGH YIELD BOND FUND SEEKS HIGH
CURRENT INCOME AND TOTAL RETURN.

THE HIGH YIELD BOND FUND normally invests at least 80% of its total assets in lower-rated bonds. These bonds are sometimes called "junk bonds." This principal investment strategy is a non-fundamental policy that may not be changed without 60 days' prior written notice to the Fund's shareholders. The Fund invests mainly in lower-rated corporate bonds. These bonds, because of the greater possibility that the issuers will default, or that the issuers have defaulted, are not investment grade -that is, they are rated below BBB by Standard & Poor's or below Baa by Moody's, or are unrated but considered to be of comparable credit quality. The Fund may purchase bonds in the lowest rating categories (C for Moody's and D for Standard and Poor's) and comparable unrated securities. The Fund may not invest more than 20% of its total assets in securities rated CCC or lower by Standard & Poor's or the equivalent. The Fund may invest in debt securities of any maturity. No more than 25% of the Fund's assets may be invested in a single industry and no more than 5% of its assets in a single issuer.

      The Fund also may invest up to 20% of its total assets in common stocks. The Fund also may invest in bonds convertible into common stock.

      The Fund may invest up to 15% of its net assets in illiquid securities.

      The Fund may invest up to 25% of net assets in the securities of foreign issuers, although only where the securities are trading in the U.S. or Canada or on the Eurodollar market and only where trading is denominated in U.S. or Canadian dollars or the Eurodollar.

      The Fund may use derivative instruments (e.g., futures, options and swap agreements) for hedging purposes, and for other investment purposes such as replicating permitted investments, as long as such investments do not have the effect of leveraging portfolio risks. It may establish derivative positions only when immediately thereafter not more than 5% of its total assets are held in derivative positions. The Fund is not required to use hedging and may choose not to do so. The Fund may participate in a securities lending program.

      The Fund may invest in repurchase agreements, provided the counterparty maintains the value of the underlying securities at a value not less than 102% of the repurchase price stated in the agreement. Under a repurchase agreement, a Fund purchases bonds and simultaneously agrees to resell these bonds to a counterparty at a prearranged time and specific price.

      The Fund may invest up to 100% of its assets in cash, commercial paper, high-grade bonds, or cash equivalents for temporary defensive reasons if Sentinel believes that adverse market or other conditions warrant. This is to attempt to protect the Fund's assets from a temporary unacceptable risk of loss. If the Fund takes a temporary defensive position, it may not achieve its investment objective.

      The High Yield Bond Fund is principally subject to the following types of risks: general fixed-income securities, general foreign securities, lower-quality bonds, zero-coupon and similar bonds, derivatives, not guaranteed, repurchase agreements, restricted and illiquid securities, securities lending and temporary defensive position risks.


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----------------------------------------
THE INTERNATIONAL EQUITY FUND SEEKS
GROWTH OF CAPITAL.

THE INTERNATIONAL EQUITY FUND normally invests at least 80% of its net assets in equity securities. This principal investment strategy is a non-fundamental policy that may not be changed without 60 days' prior written notice to the Fund's shareholders. The Fund invests mainly in common stocks of established companies located in or that conduct their business mainly in one or more foreign countries, which may include emerging markets. The Fund will normally be invested in ten or more foreign countries and may invest up to 40% of its assets in any one country if Sentinel feels that economic and business conditions make it appropriate to do so.

      Sentinel applies a multi-dimensional strategy comprised of three parts that continually interact: trend identification, stock selection, and risk management. Trends are identified that affect global and regional economic and financial environments, setting a framework for stock selection. Stocks are then analyzed and ranked based on five key factors: valuation, growth, management, risk, and sentiment. Stocks chosen for inclusion in the Fund share similar characteristics, such as an industry leadership position, innovative products and services, balance sheet strength, and management teams with demonstrated effectiveness in a competitive global environment. Risk management through portfolio diversification provides the means to monitor and moderate volatility for the overall Fund.

      The Fund focuses its investments on developed foreign countries, but may invest up to 20% of its total assets in emerging markets. It normally will have substantial investments in European countries. Up to 25% of the Fund's assets may be invested in securities within a single industry. Although the Fund may invest in any economic sector, at times it may emphasize one or more particular sectors.

      Normally, at least 75% of the Fund's total assets are invested in securities of non-U.S. issuers selected by Sentinel mainly for their long-term capital growth prospects. The remaining 25% may be invested in companies organized in the United States that have at least 50% of their assets and/or revenues outside the United States. The Fund also may invest in convertible or debt securities rated Baa or higher by Moody's Investors Service, Inc. or BBB or higher by Standard & Poor's.

      The majority of the Fund's trading of stocks occurs on established stock exchanges or in the over-the-counter markets in the countries in which investments are being made. The Fund also expects to purchase American Depositary Receipts and European Depositary Receipts in bearer form, which are designed for use in European securities markets. ADRs trade on U.S. exchanges or in the U.S. over-the-counter markets, and represent foreign stocks. To expedite settlement of portfolio transactions and minimize currency value fluctuations, the Fund may purchase foreign currencies and/or engage in forward foreign currency transactions. Normally, however, the Fund does not hedge its foreign currency exposure.

      The Fund may use derivative instruments (e.g., futures and options agreements) for hedging purposes, and for other investment purposes such as replicating permitted investments, as long as such investments do not have the effect of leveraging portfolio risks. It may establish derivative positions only when immediately thereafter not more than 5% of its total assets are held in derivative positions. The Fund is not required to use hedging and may choose not to do so. The Fund may participate in a securities lending program.

      The Fund may invest in repurchase agreements, provided the counterparty maintains the value of the underlying securities at a value not less than 102% of the repurchase price stated in the agreement. Under a repurchase agreement, a Fund purchases bonds and simultaneously agrees to resell these bonds to a counterparty at a prearranged time and specific price.

      The Fund may invest up to 100% of its assets in cash, commercial paper, high-grade bonds, or cash equivalents for temporary defensive reasons if Sentinel believes that adverse market or other conditions warrant. This is to


12   FOR INFORMATION AND ASSISTANCE CALL YOUR FINANCIAL ADVISOR OR
     INVESTOR SERVICES AT 1-800-282-FUND (3863)
Prospectus
attempt to protect the Fund's assets from a temporary unacceptable risk of loss. If the Fund takes a temporary defensive position, it may not achieve its investment objective.

      The International Equity Fund is principally subject to the following types of risks: stock market and selection, investment style, sector, general foreign securities, emerging markets, foreign banks and securities depositories, derivatives, not guaranteed, repurchase agreements, securities lending and temporary defensive position risks.

----------------------------------------
THE MID CAP GROWTH FUND SEEKS GROWTH OF
CAPITAL.

THE MID CAP GROWTH FUND will invest at least 80% of its net assets in mid-capitalization companies. This principal investment strategy is a non-fundamental policy that may not be changed without 60 days' prior written notice to the Fund's shareholders. For this purpose, mid-capitalization stocks are stocks of companies whose market capitalizations, at the time of purchase, are within the range from the stock with the lowest market capitalization which is included in the Standard & Poor's 400 Midcap Index or the Russell Midcap Index, up to and including the market capitalization of the largest company included in either of such indices. As of February 28, 2007, companies included in either the Standard & Poor's 400 Midcap Index or the Russell Midcap Index had market capitalizations between $600 million and $21.66 billion. The Fund focuses its investments on common stocks of mid-sized growing companies. Sentinel tries to invest in companies with favorable growth potential with attractive pricing in relation to this growth potential, and experienced and capable managements. The Fund seeks to invest in companies with forecasted growth rates in excess of the market and/or the economy. Emphasis is placed on companies that (1) exhibit proven profitable business models, (2) demonstrate sustainable earnings growth or (3) have the potential for accelerating growth, strong product cycles, attractive valuations, superior returns on capital versus cost on capital and favorable liquidity characteristics. The Fund may invest up to 25% of its assets in stocks of companies within a single industry. Although the Fund may invest in any economic sector, at times it may emphasize one or more particular sectors. The Fund may invest without limitation in foreign securities, although only where the securities are trading in the U.S. or Canada and only where trading is denominated in U.S. or Canadian dollars. The Fund utilizes an active trading approach, which may result in portfolio turnover greater than 100%.

      The Fund may use derivative instruments (e.g., futures and options agreements) for hedging purposes, and for other investment purposes such as replicating permitted investments, as long as such investments do not have the effect of leveraging portfolio risks. It may establish derivative positions only when immediately thereafter not more than 5% of its total assets are held in derivative positions. The Fund is not required to use hedging and may choose not to do so. The Fund may participate in a securities lending program.

      The Fund may invest in repurchase agreements, provided the counterparty maintains the value of the underlying securities at a value not less than 102% of the repurchase price stated in the agreement. Under a repurchase


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

agreement, a Fund purchases bonds and simultaneously agrees to resell these bonds to a counterparty at a prearranged time and specific price.

      The Fund may invest up to 100% of its assets in cash, commercial paper, high-grade bonds, or cash equivalents for temporary defensive reasons if Sentinel believes that adverse market or other conditions warrant. This is to attempt to protect the Fund's assets from a temporary unacceptable risk of loss. If the Fund takes a temporary defensive position, it may not achieve its investment objective.

      The Mid Cap Growth Fund is principally subject to the following types of risks: stock market and selection, investment style, sector, stocks of smaller companies, general foreign securities, derivatives, not guaranteed, portfolio turnover, repurchase agreements, securities lending and temporary defensive position risks.

----------------------------------------
THE SHORT MATURITY GOVERNMENT FUND SEEKS
HIGH CURRENT INCOME AND LIMITED
FLUCTUATIONS IN PRINCIPAL VALUE.

THE SHORT MATURITY GOVERNMENT FUND normally invests at least 80% of its net assets in U.S. government securities with average lives, at the time of purchase, of three years or less. This principal investment strategy is a non-fundamental policy that may not be changed without 60 days' prior written notice to the Fund's shareholders. The remainder of the Fund's assets may be invested in U.S. government securities with other maturities. Normally, the dollar-weighted average maturity of the Fund's portfolio is less than three years. The U.S. government securities in which the Fund invests include direct obligations of the U.S. Treasury, obligations guaranteed by the U.S. government and obligations of U.S. government agencies and instrumentalities. It is expected that under normal market conditions, the Fund will generate yields higher than the yields available on money market instruments, or certificates of deposit ("CD") with maturities of one year or less; however, there can be no assurance that the Fund's yield or total return will in fact be higher than these alternatives. Money market instruments and CDs can also have different risks and expenses than those of the Fund.

      The Fund is not required to invest set amounts in any type of U.S. government securities. Sentinel chooses the types of U.S. government securities that it believes will provide capital preservation and the best return with the least risk in light of its analysis of current market conditions and its outlook for interest rates and the economy.

      The Fund invests substantially in mortgage-backed securities and engages in dollar roll transactions as described for the Balanced Fund. The Fund seeks to invest in mortgage-backed securities with shorter average lives, by focusing on securities that have been outstanding for a long period, or which had limited original terms.

      In addition, the Short Maturity Government Fund may invest up to 20% of its net assets in high-quality, money market instruments that are not issued or guaranteed by the U.S. government or its agencies or instrumentalities. The Fund may also use repurchase agreements as a means of making short-term investments as described for the Government Securities Fund.

      The Fund may utilize an active trading approach, which may result in portfolio turnover greater than 100%.

      The Fund may use derivative instruments (e.g., futures, options and swap agreements) for hedging purposes, and for other investment purposes such as replicating permitted investments, as long as such investments do not have the effect of leveraging portfolio risks. It may establish derivative positions only when immediately thereafter not more than 5% of its total assets are held in derivative positions. The Fund is not required to use hedging and may choose not to do so.


14 FOR INFORMATION AND ASSISTANCE CALL YOUR FINANCIAL ADVISOR OR INVESTOR SERVICES AT 1-800-282-FUND (3863)
Prospectus

      The Short Maturity Government Fund is principally subject to the following types of risks: general fixed-income securities, dollar rolls, government securities, zero-coupon and similar bonds, derivatives, not guaranteed, portfolio turnover, and repurchase agreements risks.

----------------------------------------
THE SMALL COMPANY FUND SEEKS GROWTH OF
CAPITAL.

THE SMALL COMPANY FUND normally invests at least 80% of its net assets in small-capitalization companies. This principal investment strategy is a non-fundamental policy that may not be changed without 60 days' prior notice to the Fund's shareholders. For this purpose, small companies are considered to be companies that have, at the time of purchase, market capitalizations of less than $3 billion. The Fund invests primarily in common stocks of small companies that Sentinel believes have superior business models, solid management teams, sustainable growth potential and are attractively valued. Dividend income is not a factor in selecting stocks. The weighted median market capitalization of the Fund's holdings as of February 28, 2007, was $1.8 billion. Market capitalization is the total value of all the outstanding shares of common stock of a company.

      Up to 25% of the Fund's assets may be invested in securities within a single industry. For portfolio construction purposes, the Fund uses the Standard & Poor's SmallCap 600 Index as a sector-weighting guide. The Fund attempts to be well-balanced across major economic sectors. Although the Fund may invest in any economic sector, at times it may emphasize one or more particular sectors. The Fund may invest without limitation in foreign securities, although only where the securities are trading in the U.S. or Canada and only where trading is denominated in U.S. or Canadian dollars.

      The Fund's policy is to avoid short-term trading. However, the Fund may sell a security without regard to its holding period if Sentinel believes it is in the Fund's best interest to do so. The Fund's turnover rate is not expected to exceed 100% annually.

      The Fund may use derivative instruments (e.g., futures and options agreements) for hedging purposes, and for other investment purposes such as replicating permitted investments, as long as such investments do not have the effect of leveraging portfolio risks. It may establish derivative positions only when immediately thereafter not more than 5% of its total assets are held in derivative positions. The Fund is not required to use hedging and may choose not to do so. The Fund may participate in a securities lending program with respect to a substantial amount of its holdings.

      The Fund may invest in repurchase agreements, provided the counterparty maintains the value of the underlying securities at a value not less than 102% of the repurchase price stated in the agreement. Under a repurchase agreement, a Fund purchases bonds and simultaneously agrees to resell these bonds to a counterparty at a prearranged time and specific price.

      The Fund may invest up to 100% of its assets in cash, commercial paper, high-grade bonds, or cash equivalents


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                                                                      Prospectus
for temporary defensive reasons if Sentinel believes that adverse market or other conditions warrant. This is to attempt to protect the Fund's assets from a temporary unacceptable risk of loss. If the Fund takes a temporary defensive position, it may not achieve its investment objective.

      The Small Company Fund is principally subject to the following types of risks: stock market and selection, investment style, sector, stocks of smaller companies, general foreign securities, derivatives, not guaranteed, repurchase agreements, restricted and illiquid securities, securities lending and temporary defensive position risks.

----------------------------------------
THE U.S. TREASURY MONEY MARKET FUND
SEEKS AS HIGH A LEVEL OF CURRENT INCOME
AS IS CONSISTENT WITH STABLE PRINCIPAL
VALUE.

THE U.S. TREASURY MONEY MARKET FUND must invest under normal conditions at least 80% of its net assets in U.S. Treasury securities. This principal investment strategy is a non-fundamental policy that may not be changed without 60 days' prior notice to the Fund's shareholders. It invests primarily in short-term direct obligations of the U.S. Treasury. These obligations include U.S. Treasury bills, notes and bonds with remaining maturities of 397 days or less. The Fund may also invest up to 25% of its total assets in repurchase agreements with respect to U.S. Treasury securities, and up to 10% of its total assets in shares of institutional money market funds that invest primarily in securities of the U.S. Treasury, U.S. government agencies and instrumentalities and repurchase agreements with respect to such securities. The Fund may invest up to 20% in non-U.S. Treasury securities, including discount notes issued by the Federal Home Loan Mortgage Corporation (FHLMC), Federal Home Loan Bank (FHLB) and Federal National Mortgage Association (FNMA). The Fund may earn less income than funds owning longer-term securities or lower-quality securities that have less liquidity, greater market risk and greater market value fluctuations.

      The Fund seeks to maintain a net asset value of $1.00 per share, by using the amortized cost method of valuing its securities. The Fund is required to maintain a dollar-weighted average portfolio maturity of 90 days or less.

      In many states, the Fund's income dividends may be largely exempt from state and local income taxes, but will be includable in gross income tax for federal income tax purposes. For more information on state and local tax exemption, consult a tax advisor.

      The Fund may use derivative instruments (e.g., futures, options and swap agreements) for hedging purposes, and for other investment purposes such as replicating permitted investments, as long as such investments do not have the effect of leveraging portfolio risks. It may establish derivative positions only when immediately thereafter not more than 5% of its total assets are held in derivative positions. The Fund is not required to use hedging and may choose not to do so. The Fund may participate in a securities lending program with respect to a substantial amount of its holdings.

      The Fund may invest in repurchase agreements, provided the counterparty maintains the value of the underlying securities at a value not less than 102% of the repurchase price stated in the agreement. Under a repurchase agreement, a Fund purchases bonds and simultaneously agrees to resell these bonds to a counterparty at a prearranged time and specific price.

      The U.S. Treasury Money Market Fund is principally subject to the following types of risks: general fixed-income securities, government securities, derivatives, not guaranteed, repurchase agreements and securities lending risks.


16 FOR INFORMATION AND ASSISTANCE CALL YOUR FINANCIAL ADVISOR OR INVESTOR SERVICES AT 1-800-282-FUND (3863)
Prospectus

DISCLOSURE OF PORTFOLIO SECURITIES

A description of each Fund's policies and procedures with respect to disclosure of its portfolio securities is available in the Funds' Statement of Additional Information. Each Fund's month-end top ten holdings are posted at www.sentinelfunds.com under "Performance and Prices" with at least a one-month lag.


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18   FOR INFORMATION AND ASSISTANCE CALL YOUR FINANCIAL ADVISOR OR
     INVESTOR SERVICES AT 1-800-282-FUND (3863)
Prospectus

WHAT ARE EACH FUND'S PRINCIPAL INVESTMENT RISKS?

We cannot guarantee that any Fund's investment objective will be achieved. You can find additional information about the investment risks of the Funds in the Funds' Statement of Additional Information, which is incorporated by reference into (is legally made a part of) this Prospectus. You can get a free copy of the Statement of Additional Information by calling 1-800-282-FUND (3863), or by writing to Sentinel Administrative Services, Inc. at P.O. Box 1499, Montpelier, VT 05601-1499.

----------------------------------------
PRINCIPAL EQUITY SECURITIES RISKS

THE BALANCED, CAPITAL GROWTH, COMMON
STOCK, CONSERVATIVE ALLOCATION, GROWTH
LEADERS, INTERNATIONAL EQUITY, MID CAP
GROWTH AND SMALL COMPANY FUNDS ARE
PRINCIPALLY SUBJECT TO EQUITY SECURITIES
RISK.

STOCK MARKET AND SELECTION RISK. Stock market risk is the risk that the stock market will go down in value, including the possibility that the market will go down sharply and unpredictably. Selection risk is the risk that the investments that Sentinel selects will underperform that stock market or other funds with similar investment objectives and investment strategies.

INVESTMENT STYLE RISK. The Capital Growth, Growth Leaders, International Equity, Mid Cap Growth and Small Company Funds focus on "growth stocks." The Common Stock Fund and the equity portion of the Balanced Fund focus on both "growth" and "value" stocks, commonly called a blend style. Different types of stocks tend to shift into and out of favor with stock market investors depending on market and economic conditions. Growth stocks may be more volatile than other stocks because they are generally more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of value stocks that can cushion stock prices in a falling market. Value stocks may not increase in price or pay dividends, as anticipated by the Funds' managers, or may decline even further if (1) other investors fail to recognize the company's value, (2) other investors favor investing in faster-growing companies, or (3) the factors that the managers believe will increase the price do not occur. The Funds' performance may at times be better or worse than the performance of funds that focus on other types of stocks or that have a broader investment style.

SECTOR RISK. To the extent a Fund invests in a particular sector, it is subject to the risks of that sector. Returns in an economic sector may trail returns from other economic sectors. As a group, sectors tend to go through cycles of doing better or worse than the securities market in general. These periods may last several years. In addition, the sectors that dominate the market change over time. For more information on risks of a particular sector, consult the Funds' Statement of Additional Information.

STOCKS OF SMALLER COMPANIES RISK. The stocks of small- and mid-capitalization companies in which the Small Company Fund and, to a lesser extent, the Mid Cap Growth Fund invest typically involve more risk than the stocks of larger companies. These smaller companies may have more limited financial resources, narrower product lines, and may have less seasoned managers. In addition, these stocks may trade less frequently and in lower share volumes, making them subject to wider price fluctuations.


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                                                                      Prospectus

PRINCIPAL FOREIGN SECURITIES RISKS

THE CONSERVATIVE ALLOCATION AND INTERNATIONAL EQUITY FUNDS AND, TO A LESSER EXTENT, THE BALANCED, CAPITAL GROWTH, COMMON STOCK, GROWTH LEADERS, HIGH YIELD BOND, MID CAP GROWTH AND SMALL COMPANY FUNDS ARE SUBJECT TO FOREIGN SECURITIES RISKS.

GENERAL FOREIGN SECURITIES RISK.

Investing in foreign securities involves certain special risks in addition to those associated with U.S. securities. For example, the Funds may be affected favorably or unfavorably by changes in currency rates or exchange control regulations. Foreign markets may have less active trading volume than those in the United States, and values may fluctuate more as a result. If the Funds, most particularly the International Equity Fund, had to sell securities to meet unanticipated cash requirements, they might be forced to accept lower prices. There may be less supervision and regulation of foreign exchanges. Foreign companies generally release less financial information than comparable U.S. companies. Furthermore, foreign companies generally are not subject to uniform accounting, auditing and financial reporting requirements. Other possible risks include seizing of assets by foreign governments, high and changing taxes and withholding taxes imposed by foreign governments on dividend and/or interest payments, difficulty enforcing judgments against foreign issuers, political or social instability, or diplomatic developments that could affect U.S. investments in those countries.

EMERGING MARKETS RISK. The risks of foreign investments are usually much greater for the emerging markets in which the Conservative Allocation and International Equity Funds may invest. Investments in emerging markets may be considered speculative. Emerging markets include those in countries defined as emerging or developing by the World Bank, the International Finance Corporation or the United Nations. Emerging markets are riskier because they develop unevenly and may never fully develop. They are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, the securities markets in many of these countries have far lower trading volumes and less liquidity than developed markets. Because these markets are so small, investments in them may be more likely to suffer sharp and frequent price changes or long-term price depression because of adverse publicity, investor perceptions or the actions of a few large investors. In addition, traditional measures of investment values used in the United States, such as price-to-earnings ratios, may not apply to certain small markets.

      Many emerging markets have histories of political instability and abrupt changes in policies. As a result, their governments are more likely to take actions that are hostile or detrimental to private enterprise or foreign investment than those of more developed countries. Certain emerging markets may also face other significant internal or external risks, including the risk of war, and ethnic, religious and racial conflicts. In addition, governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth.

FOREIGN BANKS AND SECURITIES DEPOSITORIES RISK. Some foreign banks and securities depositories in which the Conservative Allocation and International Equity Funds generally hold their foreign securities may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight over their operations. Also, the laws of certain countries may put limits on the Funds' ability to recover their assets if a foreign bank, depository or issuer of a security, or any of their agents, goes bankrupt. Also, brokerage commissions, and other costs of buying, selling or holding securities in foreign markets are often higher than in the United States. This can reduce amounts the Funds can earn on their investments. Foreign settlement and clearance procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically involved with the settlement of U.S. investments. Communications between the United States and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates. Settlements in certain foreign countries at times have not kept pace with the number of securities transactions. These problems may make it difficult for the Funds to carry out transactions.


20 FOR INFORMATION AND ASSISTANCE CALL YOUR FINANCIAL ADVISOR OR INVESTOR SERVICES AT 1-800-282-FUND (3863)
Prospectus

PRINCIPAL FIXED-INCOME SECURITIES RISKS

----------------------------------------
THE BALANCED, CONSERVATIVE ALLOCATION,
GOVERNMENT SECURITIES, HIGH YIELD BOND,
SHORT MATURITY GOVERNMENT AND U.S.
TREASURY MONEY MARKET FUNDS ARE
PRINCIPALLY SUBJECT TO FIXED-INCOME
SECURITIES RISKS.

GENERAL FIXED-INCOME SECURITIES RISK. The market prices of bonds, including those issued by the U.S. government, go up as interest rates fall, and go down as interest rates rise. As a result, the net asset value of the shares of Funds holding bonds will fluctuate with conditions in the bond markets. Bonds with longer maturities and longer durations (a measure of a bond's sensitivity to changes in interest rates) generally are subject to greater price fluctuation due to interest-rate changes than bonds with shorter maturities or shorter durations. While considered investment-grade, bonds in the fourth highest rating category of Moody's and Standard & Poor's may have more speculative characteristics and may be more likely to be downgraded than bonds rated in the three highest rating categories.

DOLLAR ROLLS RISK. The use of dollar rolls by the Balanced, Conservative Allocation, Government Securities and Short Maturity Government Funds tends to increase the portfolio turnover of these Funds. Dollar rolls involve the risk that the market value of the securities a Fund is obligated to repurchase under the agreement may appreciate above the contracted repurchase price. In the event the buyer of securities under a dollar roll files for bankruptcy or becomes insolvent, a Fund's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to release the counterparty from its contractual obligation.

GOVERNMENT SECURITIES RISK. Economic, business, or political developments may affect the ability of government-sponsored guarantors, such as FNMA, FHLB and FHLMC, to repay principal and to make interest payments on the mortgage-backed government securities in which the Balanced, Conservative Allocation, Government Securities and Short Maturity Government Funds invest or the discount notes in which the U.S. Treasury Money Market Fund invests. In addition, certain of these securities including those guaranteed by FNMA, FHLB and FHLMC, are not backed by the full faith and credit of the U.S. government. In addition, if prevailing interest rates are below the rates on the mortgages, the mortgage borrowers are more likely to refinance their mortgages than if interest rates are at or above the interest rates on the mortgages. Faster prepayments will reduce the potential of the mortgage-backed securities to rise in value during periods of falling interest rates, while the risk of falling value during periods of rising interest rates may be comparable to or higher than other bonds of similar maturities.

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----------------------------------------
LOWER-QUALITY BONDS ARE SUBJECT TO
HIGHER RISK THAN HIGHLY RATED BONDS.

LOWER-QUALITY BONDS RISK. The lower-quality bonds in which the Conservative Allocation and High Yield Bond Funds and, to a lesser extent the Balanced Fund, may invest generally have higher nominal or effective interest rates than higher-quality bonds. Lower-quality bonds may pay interest at fixed, floating or adjustable rates. The value of floating or adjustable rate bonds is less likely to be adversely affected by interest-rate changes than fixed rate bonds. However, if interest rates fall, the Funds may earn less income if they hold floating or adjustable rate bonds. Lower-rated bonds are more speculative and likely to default than higher-quality bonds. Lower-rated bond values also tend to fluctuate more widely in value, for several reasons. An economic downturn may have a greater impact on the ability of issuers with less financial strength to make their bond payments. These bonds may not be traded as actively. Their prices may respond more adversely to negative publicity and investor perceptions. If trading in lower-rated bonds becomes less active, the Funds may have more difficulty in valuing these bonds. Success in investing in junk bonds depends heavily on Sentinel's credit analysis. Lower-rated bonds are also more sensitive than other debt securities to adverse business developments affecting specific issuers. The risk of loss due to default by the issuer of a lower-quality bond may be significantly greater than the risk for higher rated bonds because lower-quality bonds are more likely to be unsecured and may be subordinated to other creditors. If a bond defaults, the Funds may incur additional expenses in seeking a recovery or participating in a restructuring. Lower-quality bonds also may have call features that permit the issuer to repurchase the securities from the Funds before their maturity. If a call is exercised during a period of declining interest rates, the affected Fund would probably have to replace the called bonds with lower-yielding bonds, and the Fund's investment income would go down.

ZERO-COUPON AND SIMILAR BONDS RISK. Bonds that do not pay interest, but instead are issued at a significant discount to their maturity values, are referred to as zero-coupon securities. These securities pay interest in additional securities instead of cash (referred to as pay-in-kind securities) or pay interest at predetermined rates that increase over time (referred to as step coupon bonds). Even though the Balanced, Conservative Allocation, Government Securities, High Yield Bond and Short Maturity Government Funds may not get cash interest payments on these bonds, under existing tax law the Funds nevertheless must accrue, in order to qualify as RICs, and distribute the income deemed to be earned on a current basis. This may cause a Fund to have to sell other investments to raise the cash needed to make its required income distributions.

OTHER PRINCIPAL INVESTMENT RISKS

DERIVATIVES RISK. Derivative investments involve credit risk (the risk that the counterparty of the derivative transaction will be unable to honor its financial obligation to the Fund), hedging risk (the risk that the derivative instrument will not fully offset the underlying positions), liquidity risk (the risk that the Fund cannot sell the derivative instrument because of an illiquid secondary market) and, when hedging, the risk that the intended risk management purpose of the derivative instrument may not be achieved, and may produce losses or missed opportunities.

NON-DIVERSIFIED RISK. The Growth Leaders Fund is a non-diversified fund, meaning that it may hold fewer securities than a diversified portfolio and may take larger positions in individual stocks. As a result, the Fund may be more affected by the performance of a particular stock than a fund investing in a broader range of securities.

NOT GUARANTEED RISK. None of the Funds, including the Government Securities, Short Maturity Government and U.S. Treasury Money Market Funds, is guaranteed or insured by the U.S. government. Except for the U.S. Treasury Money Market Fund, the value of each Fund's shares is expected to fluctuate.

PORTFOLIO TURNOVER RISK. The Funds shown below had the following rates of portfolio turnover in their 2006 fiscal year:

Balanced .....................................  209%
Conservative Allocation ......................  204%
Government Securities ........................  678%
Growth Leaders ...............................  157%

For these Funds, an active trading approach increases the Funds' costs and may reduce the Funds' performance. It may also increase the amount of capital gains tax that you have to pay on the Funds' returns. The turnover rate for the Growth Leaders Fund is based in part on its predecessor, the Bramwell Focus Fund and reflects the year ended June 30, 2006. The 2006 turnover rate for the Conservative Allocation Fund was higher than its 2005 rate of 174% partly as a result of change in portfolio managers. The 2007 turnover rate for this Fund may be lower.


22 FOR INFORMATION AND ASSISTANCE CALL YOUR FINANCIAL ADVISOR OR INVESTOR SERVICES AT 1-800-282-FUND (3863)
Prospectus

REPURCHASE AGREEMENTS RISK. If the repurchase agreement counterparty defaults on its repurchase obligation, each Fund would have the collateral securities and be able to sell them to another party, but it could suffer a loss if the proceeds from a sale of the securities turn out to be less than the repurchase price stated in the agreement. If the counterparty becomes insolvent or goes bankrupt, a Fund may be delayed in being able to sell securities that were subject to the repurchase agreement. In general, for federal income tax purposes, repurchase agreements are treated as collateralized loans secured by the securities "sold". Therefore, amounts earned under such agreements are not eligible for the dividends-received deduction available to corporate shareholders or for treatment as qualified dividend income taxable at reduced rates in the hands of non-corporate shareholders.

RESTRICTED AND ILLIQUID SECURITIES RISK. Restricted securities, such as Rule 144A securities, are securities for which trading is limited to qualified institutional buyers. Sentinel may determine that certain Rule 144A securities in which the Balanced, Conservative Allocation, and High Yield Bond Funds invest are liquid securities under guidelines approved by the Funds' Board of Directors, and these Rule 144A securities will not be subject to any limitation or prohibition on the purchase of illiquid securities. These liquid Rule 144A securities may become illiquid if qualified institutional buyers are unavailable. Other securities, such as lower-quality bonds or small-cap securities, may also become illiquid. The Funds will not be able to readily resell illiquid securities and resale of some of these securities may be restricted by law or contractual provisions. The inability to sell these securities at the most opportune time may negatively affect a Fund's net asset value.

SECURITIES LENDING RISK. Securities lending programs are subject to borrower default risk (e.g., borrower fails to return a loaned security and there is a shortfall on the collateral posted by the borrower), cash collateral investment risk (e.g., principal loss resulting from the investment of the cash collateral) and security recall/return risk (e.g., the Fund is unable to recall a security in time to exercise valuable rights or sell the security). In addition, substitute payments (i.e., amounts equivalent to any dividends, interest or other distributions received by the Fund while the securities are on loan) are not treated as a dividend and are not eligible for the dividends-received deduction available to corporate shareholders or for treatment as qualified dividend income taxable at reduced rates in the hands of non-corporate shareholders.

----------------------------------------
PERIODICALLY THE FUNDS MAY BE LESS THAN
FULLY INVESTED.

TEMPORARY DEFENSIVE POSITION RISK. If a Fund, other than the Government Securities Fund, Short Maturity Government Fund or U.S. Treasury Money Market Fund, takes a temporary defensive position, it may invest all or a large portion of its assets in U.S. government securities, high-quality, money-market instruments, bank deposits, or cash. If a Fund takes a temporary defensive position, it may not achieve its investment objective(s).

      The Funds are appropriate for investors who are comfortable with the risks described here. The U.S. Treasury Money Market Fund is appropriate for investors who need cash immediately. Except for the U.S. Treasury Money Market Fund, the Funds are appropriate for long-term investors who are not concerned primarily with principal stability. It is possible to lose money by investing in the Funds.


                                   VISIT US ONLINE AT WWW.SENTINELFUNDS.COM   23
                                                                      Prospectus

HOW HAS EACH FUND PERFORMED?

The following bar charts and tables provide indications of the risks of investing in each Fund by showing changes in the Funds' performance from year to year and by showing how the Funds' average annual returns for 1, 5 and 10 years (or since inception) compare with those of a broad measure of market performance. The bar charts show changes in each Fund's performance for Class A shares for each calendar year over a ten-year period, or for a shorter period for those Funds that have been in existence for less than ten years.
      The performance of the Capital Growth and Growth Leaders Funds prior to March 17, 2006 is based on the performance of their predecessors, the Bramwell Growth Fund and Bramwell Focus Fund, respectively, which had different expenses but substantially similar investment risks.
      Sales charges are not reflected in the bar charts. If sales charges were reflected, returns would be less than those shown. How each Fund performed in the past is not necessarily an indication of how that Fund will perform in the future.

SENTINEL BALANCED
Inception: 1938

 [The following table was represented as a bar chart in the printed material.]

                                            Total Return (%)
                        97                        20.6
                        98                        11.9
                        99                         0.5
                        00                         8.6
                        01                        -2.9
                        02                        -9.7
                        03                        22.1
                        04                         7.7
                        05                         5.4
                        06                        11.8

During the period(s) shown in the above bar chart, the highest return for a quarter for the Balanced Fund was 12.33% (quarter ended June, 2003) and the lowest return for a quarter was -9.44% (quarter ended September, 2002).

SENTINEL GROWTH LEADERS
Inception: October 31, 1999(1)

 [The following table was represented as a bar chart in the printed material.]

                                            Total Return (%)
                        00                         4.4
                        01                       -18.3
                        02                       -17.4
                        03                        20.6
                        04                         7.0
                        05                         2.5
                        06                        10.5

During the period(s) shown in the above bar chart, the highest return for a quarter for the Growth Leaders Fund was 14.20% (quarter ended December, 2001) and the lowest return for a quarter was -18.10% (quarter ended September, 2001).

SENTINEL CAPITAL GROWTH
Inception: August 1, 1994(1)

 [The following table was represented as a bar chart in the printed material.]

                                            Total Return (%)
                        97                        33.7
                        98                        34.5
                        99                        25.7
                        00                        -2.4
                        01                       -16.2
                        02                       -20.2
                        03                        20.4
                        04                         4.4
                        05                         5.0
                        06                         8.4

During the period(s) shown in the above bar chart, the highest return for a quarter for the Capital Growth Fund was 22.70% (quarter ended December 1998) and the lowest return for a quarter was -16.26% (quarter ended September, 2001).

SENTINEL HIGH YIELD BOND
Inception: 1997

 [The following table was represented as a bar chart in the printed material.]

                                            Total Return (%)
                        98                         1.1
                        99                         4.9
                        00                        -7.5
                        01                         6.8
                        02                         7.3
                        03                        20.4
                        04                         7.9
                        05                         1.1
                        06                         8.6

During the period(s) shown in the above bar chart, the highest return for a quarter for the High Yield Bond Fund was 6.98% (quarter ended December, 2001) and the lowest return for a quarter was -6.59% (quarter ended September, 1998).


24 FOR INFORMATION AND ASSISTANCE CALL YOUR FINANCIAL ADVISOR OR INVESTOR SERVICES AT 1-800-282-FUND (3863)
Prospectus

SENTINEL COMMON STOCK
Inception: 1934

 [The following table was represented as a bar chart in the printed material.]

                                            Total Return (%)
                        97                        27.9
                        98                        14.0
                        99                         3.1
                        00                        10.5
                        01                       -10.0
                        02                       -17.0
                        03                        29.4
                        04                         9.5
                        05                         7.3
                        06                          16

During the period(s) shown in the above bar chart, the highest return for a quarter for the Common Stock Fund was 17.88% (quarter ended June, 2003) and the lowest return for a quarter was -16.21% (quarter ended September, 2002).

SENTINEL INTERNATIONAL EQUITY
Inception: 1993

 [The following table was represented as a bar chart in the printed material.]

                                            Total Return (%)
                        97                        14.2
                        98                        10.3
                        99                        27.3
                        00                        -9.3
                        01                       -16.2
                        02                       -11.8
                        03                        32.1
                        04                        20.3
                        05                        10.4
                        06                        24.2

During the period(s) shown in the above bar chart, the highest return for a quarter for the International Equity Fund was 17.09% (quarter ended June, 2003) and the lowest return for a quarter was -20.80% (quarter ended September, 2002).

SENTINEL CONSERVATIVE ALLOCATION INCOME
Inception: 2003

 [The following table was represented as a bar chart in the printed material.]

                                            Total Return (%)
                        04                         7.9
                        05                         1.0
                        06                         9.6

During the period(s) shown in the above bar chart, the highest return for a quarter for the Conservative Allocation Fund was 9.12% (quarter ended June,
2003) and the lowest return for a quarter was -1.14% (quarter ended June, 2004).

SENTINEL MID CAP GROWTH
Inception: 1969

 [The following table was represented as a bar chart in the printed material.]

                                            Total Return (%)
                        97                        32.1
                        98                        15.7
                        99                        38.3
                        00                         0.1
                        01                       -24.7
                        02                       -24.7
                        03                        41.8
                        04                        12.0
                        05                         3.4
                        06                         4.5

During the period(s) shown in the above bar chart, the highest return for a quarter for the Mid Cap Growth Fund was 31.19% (quarter ended December, 2001) and the lowest return for a quarter was -33.54% (quarter ended September, 2001).

SENTINEL GOVERNMENT SECURITIES
Inception: 1986

 [The following table was represented as a bar chart in the printed material.]

                                            Total Return (%)
                        97                         9.3
                        98                         9.1
                        99                        -3.5
                        00                        12.6
                        01                         6.9
                        02                        10.6
                        03                         2.9
                        04                         4.7
                        05                         2.3
                        06                         4.3

During the period(s) shown in the above bar chart, the highest return for a quarter for the Government Securities Fund was 4.84% quarter ended September,
1998) and the lowest return for aquarter was -1.96% (quarter ended March, 1999).

SENTINEL SHORT MATURITY GOVERNMENT
Inception: 1995

 [The following table was represented as a bar chart in the printed material.]

                                            Total Return (%)
                        97                         6.8
                        98                         6.3
                        99                         3.0
                        00                         7.7
                        01                         6.5
                        02                         6.7
                        03                         1.5
                        04                         2.3
                        05                         1.2
                        06                         3.7

During the period(s) shown in the above bar chart, the highest return for a quarter for the Short Maturity Government Fund was 3.14% (quarter ended September, 2001) and the lowest return for a quarter was -0.47% (quarter ended March, 2005).


                                   VISIT US ONLINE AT WWW.SENTINELFUNDS.COM   25
                                                                      Prospectus

SENTINEL SMALL COMPANY
Inception: 1993

 [The following table was represented as a bar chart in the printed material.]

                                            Total Return (%)
                        97                        21.2
                        98                         7.2
                        99                        15.1
                        00                        39.1
                        01                         4.8
                        02                       -14.1
                        03                        38.1
                        04                        16.0
                        05                         7.9
                        06                        15.5

During the period(s) shown in the above bar chart, the highest return for a quarter for the Small Company Fund was 20.85% (quarter ended December, 2001) and the lowest return for a quarter was -15.71% (quarter ended September, 2002).

SENTINEL U.S. TREASURY MONEY MARKET
Inception: 1993

 [The following table was represented as a bar chart in the printed material.]

                                            Total Return (%)
                        97                         4.6
                        98                         4.5
                        99                         4.1
                        00                         5.2
                        01                         3.3
                        02                         1.1
                        03                         0.3
                        04                         0.5
                        05                         2.2
                        06                         4.0

During the period(s) shown in the above bar chart, the highest return for a quarter for the U.S. Treasury Money Market Fund was 1.39% (quarter ended December, 2000) and the lowest return for a quarter was 0.03% (quarter ended September, 2003).

AVERAGE ANNUAL TOTAL RETURN

The following tables compare for the periods shown the average annual return of an appropriate broad-based securities market index with the average annual return before taxes for each share class of each Fund, the average annual return after taxes on distributions for the Class A shares of each Fund and the average annual total return after taxes on distributions and redemption for Class A shares of each Fund. The returns for share classes with a sales charge include the effect maximum sales charge, including any contingent deferred sales charge that would apply to a redemption at the end of the period, in the case of the Class B, Class C and Class D shares. How each Fund performed in the past before and after taxes is not necessarily an indication of how that Fund will perform in the future.

After-tax returns are shown only for Class A and after-tax returns for other classes of shares will vary. After-tax returns are calculated using the historical highest applicable individual federal marginal income tax rates in effect during the relevant period and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts or tax-advantaged education savings accounts, such as qualified tuition programs or Coverdell Education Savings Accounts. As an example, the highest applicable individual federal marginal tax rates in effect for calendar year 2006 were generally 35% for ordinary income dividends (which generally include distributions of short term capital gains), and 15% for long-term capital gain distributions and qualifying dividend income. However, the historical highest rates applicable during the periods measured and used in the after-tax calculations below may be different from the highest individual marginal income tax rates for 2006.

The Class C share returns of the Government Securities and Short Maturity Government Funds prior to their inception are based on the adjusted returns of each Fund's Class A shares.

Index returns reflect no deduction for fees, expenses or taxes.


26 FOR INFORMATION AND ASSISTANCE CALL YOUR FINANCIAL ADVISOR OR INVESTOR SERVICES AT 1-800-282-FUND (3863)
Prospectus

                                                                                                    Past 10 Years
For the periods ended                                                        Past         Past         / Since
December 31, 2006                                                          One Year     5 Years       Inception
-----------------------------------------------------------------------------------------------------------------
BALANCED FUND
Return Before Taxes: Class A                                                  6.19        5.85           6.62
Return After Taxes on Distributions:
Class A                                                                       5.27        4.72           4.76
Return After Taxes on Distributions and Sale of Fund Shares:
Class A                                                                       4.77        4.51           4.80
Standard & Poor's 500 Composite Stock Price Index(13)                        15.79        6.19           8.42
Lehman Brothers U.S. Aggregate Bond Index(12)                                 4.33        5.06           6.24
Morningstar Moderate Allocation Category(22)                                 11.26        6.09           7.12
Return Before Taxes: Class B                                                  6.78        5.71           6.68
Standard &Poor's 500 Composite Stock Price Index(13)                         15.79        6.19           8.42
Lehman Brothers U.S. Aggregate Bond Index(12)                                 4.33        5.06           6.24
Morningstar Moderate Allocation Category(22)                                 11.26        6.09           7.12
Return Before Taxes: Class C                                                  9.68        5.90           4.02(1)
Standard & Poor's 500 Composite Stock Price Index(13)                        15.79        6.19           4.38(1)
Lehman Brothers U.S. Aggregate Bond Index(12)                                 4.33        5.06           5.83(1)
Morningstar Moderate Allocation Category(22)                                 11.26        6.09           4.99(1)
Return Before Taxes: Class D                                                  5.43        5.55           4.14(2)
Standard & Poor's 500 Composite Stock Price Index(13)                        15.79        6.19           3.44(2)
Lehman Brothers U.S. Aggregate Bond Index(12)                                 4.33        5.06           5.53(2)
Morningstar Moderate Allocation Category(22)                                 11.26        6.09           4.86(2)
-----------------------------------------------------------------------------------------------------------------
CAPITAL GROWTH FUND(14)
Return Before Taxes: Class A                                                  2.95        1.64           7.19
Return After Taxes on Distributions:
Class A                                                                       1.31        1.00           6.19
Return After Taxes on Distributions and Sale of Fund Shares:
Class A(11)                                                                   4.09        1.38           6.11
Return Before Taxes: Class C                                                  5.98        1.89           6.95
Russell 1000 Growth Index(15)                                                 9.07        2.69           5.44
Standard & Poor's 500 Composite Stock Price Index(13)                        15.79        6.19           8.42
Morningstar Large Growth Category(22)                                         6.93        2.88           5.88
-----------------------------------------------------------------------------------------------------------------
COMMON STOCK FUND
Return Before Taxes: Class A                                                 10.20        6.80           7.58
Return After Taxes on Distributions:
Class A                                                                       9.37        5.60           5.69
Return After Taxes on Distributions and Sale of Fund Shares:
Class A                                                                       7.72        5.44           5.83
Standard & Poor's 500
Composite Stock Price Index(13)                                              15.79        6.19           8.42
Morningstar Large Blend Category(22)                                         14.15        5.92           7.79
Return Before Taxes: Class B                                                 10.91        6.57           7.60
Standard & Poor's 500 Composite Stock Price Index(13)                        15.79        6.19           8.42
Morningstar Large Blend Category(22)                                         14.15        5.92           7.79
Return Before Taxes: Class C                                                 13.80        6.76           4.00(1)
Standard & Poor's 500 Composite Stock Price Index(13)                        15.79        6.19           4.38(1)
Morningstar Large Blend Category(22)                                         14.15        5.92           4.61(1)
-----------------------------------------------------------------------------------------------------------------
CONSERVATIVE ALLOCATION FUND
Return Before Taxes: Class A                                                  4.15          --           8.27(4)
Return After Taxes on Distributions:
Class A                                                                       2.37          --           6.56(4)
Return After Taxes on Distributions and Sale of Fund Shares:
Class A                                                                       3.16          --           6.24(4)
Lehman Brothers U.S. Aggregate Bond Index(12)                                 4.33          --           3.47(4)
Standard & Poor's 500 Composite Stock Price Index(13,27)                     15.79          --          18.04(4)
Lehman Brothers U.S. Corporate High Yield Bond Index(16,27)                  11.85          --          12.48(4)
Morningstar Conservative Allocation Category(22)                              8.18                       7.85(4)
Return Before Taxes: Class B                                                  4.68          --           8.45(4)
Lehman Brothers U.S. Aggregate Bond Index(12)                                 4.33          --           3.47(4)
Standard & Poor's 500 Composite Stock Price Index(13,27)                     15.79          --          18.04(4)
Lehman Brothers U.S. Corporate High Yield Bond Index(16,27)                  11.85          --          12.48(4)
Morningstar Conservative Allocation Category(22)                              8.18                       7.85(4)
Return Before Taxes: Class C                                                  7.50          --           8.93(4)
Lehman Brothers U.S. Aggregate Bond Index(12)                                 4.33          --           3.47(4)
Standard & Poor's 500 Composite Stock Price Index(13,27)                     15.79          --          18.04(4)
Lehman Brothers U.S. Corporate High Yield Bond Index(16,27)                  11.85          --          12.48(4)
Morningstar Conservative Allocation Category(22)                              8.18                       7.85(4)


                                   VISIT US ONLINE AT WWW.SENTINELFUNDS.COM   27
                                                                      Prospectus

                                                                                                    Past 10 Years
                                                                             Past         Past         / Since
                                                                           One Year     5 Years       Inception
-----------------------------------------------------------------------------------------------------------------
GOVERNMENT SECURITIES FUND(6)
Return Before Taxes: Class A                                                  0.04        4.04           5.38
Return After Taxes on Distributions:
Class A                                                                      -1.60        2.37           3.27
Return After Taxes on Distributions and Sale of Fund Shares:
Class A                                                                       0.00        2.45           3.28
Class C                                                                       1.98        3.86           4.78
Lehman Brothers U.S. Government Bond Index(17)                                3.48        4.64           6.01
Lehman Brothers MBS Fixed Rate Index(23)                                      5.22        4.85           6.16
Morningstar Intermediate Government Category(22)                              3.43        3.89           5.16
-----------------------------------------------------------------------------------------------------------------
GROWTH LEADERS FUND(14)
Return Before Taxes: Class A                                                  4.94        2.75           0.92(3)
Return After Taxes on Distributions:
Class A                                                                       4.93        2.75           0.87(3)
Return After Taxes on Distributions and Sale of Fund Shares:
Class A                                                                       3.22        2.36           0.76(3)
Return Before Taxes: Class C                                                  8.26        2.68           0.54(3)
Russell 1000 Growth Index(15)                                                 9.07        2.69         -2.73(3)
Standard & Poor's 500 Composite Stock Price Index(13)                        15.79        6.19           2.20(3)
Morningstar Large Growth Category(22)                                         6.93        2.88         -0.45(3)
-----------------------------------------------------------------------------------------------------------------
HIGH YIELD BOND FUND
Return Before Taxes: Class A                                                  4.22        7.96           5.57(7)
Return After Taxes on Distributions:
Class A                                                                       1.95        5.21           2.40(7)
Return After Taxes on Distributions and Sale of Fund Shares:
Class A                                                                       2.68        5.14           2.71(7)
Merrill Lynch U.S. High Yield Master II Constrained Index(24,27)             10.76        9.95           6.28(7)
Lehman Brothers U.S. Corporate High Yield Bond Index(16,27)                  11.85       10.18           6.31(28)
Morningstar High Yield Bond Category(22)                                     10.14        8.93           5.38(28)
Return Before Taxes: Class B                                                  3.60        7.72           5.76(7)
Merrill Lynch U.S. High Yield Master II Constrained Index(24,27)             10.76        9.95           6.28(7)
Lehman Brothers U.S. Corporate High Yield Bond Index(16,27)                  11.85       10.18           6.31(28)
Morningstar High Yield Bond Category(22)                                     10.14        8.93           5.38(28)
Return Before Taxes: Class C                                                  6.43        7.83           3.87(1)
Merrill Lynch U.S. High Yield Master II Constrained Index(24,27)             10.76        9.95           5.73(1)
Lehman Brothers U.S. Corporate High Yield Bond Index(16,27)                  11.85       10.18           5.70(29)
Morningstar High Yield Bond Category(22)                                     10.14        8.93           4.56(1)
-----------------------------------------------------------------------------------------------------------------
INTERNATIONAL EQUITY FUND
Return Before Taxes: Class A                                                 17.94       12.77           8.33
Return After Taxes on Distributions:
Class A                                                                      16.31       12.00           7.09
Return After Taxes on Distributions and Sale of Fund Shares:
Class A                                                                      13.82       11.00           6.78
Morgan Stanley Capital International
"EAFE" (Europe, Australia, Far East) Index(18)                               26.34       14.98           7.71
Morningstar Foreign Large Blend Category(22)                                 24.82       13.19           7.37
Return Before Taxes: Class B                                                 18.78       12.34           8.24
Morgan Stanley Capital International
"EAFE" (Europe, Australia, Far East) Index(18)                               26.34       14.98           7.71
Morningstar Foreign Large Blend Category(22)                                 24.82       13.19           7.37
Return Before Taxes: Class C                                                 21.65       12.38           5.38(1)
Morgan Stanley Capital International
"EAFE" (Europe, Australia, Far East) Index(18)                               26.34       14.98           6.91(29)
Morningstar Foreign Large Blend Category(22)                                 24.82       13.19           5.99(1)
-----------------------------------------------------------------------------------------------------------------
MID CAP GROWTH FUND
Return Before Taxes: Class A                                                 -0.72        4.18           6.94
Return After Taxes on Distributions:
Class A                                                                      -0.72        4.18           5.18
Return After Taxes on Distributions and Sale of Fund Shares:
Class A(11)                                                                  -0.47        3.60           5.03
Russell Midcap Growth Index(25,27)                                           10.66        8.22           8.62
Standard & Poor's 500 Composite Stock Price Index(13,27)                     15.79        6.19           8.42
Morningstar Mid-Cap Growth Category(22)                                       9.01        6.48           8.31
Return Before Taxes: Class B                                                 -0.57        3.82           5.04(8)
Russell Midcap Growth Index(25,27)                                           10.66        8.22           8.05(8)
Standard & Poor's 500 Composite Stock Price Index(13,27)                     15.79        6.19           6.36(8)
Morningstar Mid-Cap Growth Category(22)                                       9.01        6.48           8.42(8)
Return Before Taxes: Class C                                                  2.32        3.87          -3.97(5)
Russell Midcap Growth Index(25,27)                                           10.66        8.22          -1.64(5)
Standard & Poor's 500 Composite Stock Price Index(13,27)                     15.79        6.19           0.93(5)
Morningstar Mid-Cap Growth Category(22)                                       9.01        6.48          -0.64(5)


28 FOR INFORMATION AND ASSISTANCE CALL YOUR FINANCIAL ADVISOR OR INVESTOR SERVICES AT 1-800-282-FUND (3863)
Prospectus

                                                                                                    Past 10 Years
                                                                             Past         Past         / Since
                                                                           One Year     5 Years       Inception
-----------------------------------------------------------------------------------------------------------------
SHORT MATURITY GOVERNMENT FUND(6)
Return Before Taxes: Class A                                                  0.62        2.44           4.23
Return After Taxes on Distributions:
Class A                                                                      -1.05        0.80           2.17
Return After Taxes on Distributions and Sale of Fund Shares:
Class A                                                                       0.38        1.11           2.33
Lehman Brothers 1-3 Yr. Government Bond Index(19)                             4.12        2.97           4.79
Lehman Brothers MBS Fixed Rate Index(23)                                      5.22        4.85           6.16
Morningstar Short Government Category(22)                                     3.66        2.93           4.46
Return Before Taxes: Class C                                                  1.51        2.05           3.50
Lehman Brothers 1-3 Yr. Government Bond Index(19)                             4.12        2.97           4.79
Lehman Brothers MBS Fixed Rate Index(23)                                      5.22        4.85           6.16
Morningstar Short Government Category(22)                                     3.66        2.93           4.46
Return Before Taxes: Class S                                                  3.20          --           2.25(9)
Lehman Brothers 1-3 Yr. Government Bond Index(19)                             4.12          --           3.28(9)
Lehman Brothers MBS Fixed Rate Index(23)                                      5.22          --           4.06(9)
Morningstar Short Government Category(22)                                     3.66          --           2.79(9)
-----------------------------------------------------------------------------------------------------------------
SMALL COMPANY FUND
Return Before Taxes: Class A                                                  9.64       10.22          13.49
Return After Taxes on Distributions:
Class A                                                                       7.55        9.16          11.17
Return After Taxes on Distributions and Sale of Fund Shares:
Class A                                                                       8.54        8.69          10.80
Russell 2000 Index(20)                                                       18.37       11.39           9.44
Standard & Poor's SmallCap 600 Index(26)                                     15.12       12.49          11.57
Morningstar Small Growth Category(22)                                        10.49        6.12           8.02
Return Before Taxes: Class B                                                 10.64       10.11          13.44
Russell 2000 Index(20)                                                       18.37       11.39           9.44
Standard & Poor's SmallCap 600 Index(26)                                     15.12       12.49          11.57
Morningstar Small Growth Category(22)                                        10.49        6.12           8.02
Return Before Taxes: Class C                                                 13.81       10.46          11.11(10)
Russell 2000 Index(20)                                                       18.37       11.39          10.62(10)
Standard & Poor's SmallCap 600 Index(26)                                     15.12       12.49          12.26(10)
Morningstar Small Growth Category(22)                                        10.49        6.12           4.63(10)
-----------------------------------------------------------------------------------------------------------------
U.S. TREASURY MONEY MARKET FUND
Return Before Taxes: Class A                                                  3.96        1.58           2.94
Return Before Taxes: Class B(21)                                             -0.47        0.54           2.35

(1) From inception on May 4, 1998. Morningstar category return is for the period beginning May 1, 1998.
(2) From inception on January 4, 1999. Morningstar category return is for the period beginning January 1, 1999.
(3) Since October 31, 1999, when the Fund's predecessor, the Bramwell Focus Fund, began operations. Morningstar category return is for the period beginning November 1, 1999.
(4) From inception on March 10, 2003. Morningstar category return is for the period beginning March 1, 2003.
(5) From inception on March 30, 2000. Morningstar category return is for the period beginning April 1, 2000.
(6) Class A share returns prior to June 1, 2006 but after April 10, 2005 have been restated to reflect the increase in the Government Securities Fund's maximum sales charge from 2% to 4%. Prior to April 11, 2005, the Fund's maximum Class A sales charge had been 4%. Class A share returns prior to June 1, 2006 have been restated to reflect the increase in the Short Maturity Government Fund's maximum sales charge from 1% to 3%. Returns have not been adjusted to reflect the decrease in the maximum 12b-1 fee from 0.35% to 0.25%. If they had, those returns would be higher. The Class C share returns for each Fund prior to June 1, 2006 are based on the returns of that Fund's Class A shares adjusted to reflect that Class C shares do not charge a front-end sales load but may be subject to a contingent deferred sales load and adjusted for Class C's estimated higher expenses.
(7)   From inception on June 23, 1997.
(8) From inception on January 12, 1998. Morningstar category return is for the period beginning January 1, 1998.
(9) From inception on March 4, 2005. Morningstar category return is for the period beginning March 1, 2005.
(10) From inception on July 9, 2001. Morningstar category return is for the period beginning July 1, 2001.
(11) Returns after taxes on distributions and sale of fund shares may be higher than before-tax returns when a net capital loss occurs upon the redemption of fund shares.
(12) The Lehman Brothers U.S. Aggregate Bond Index is composed of securities from Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index, and the Asset-Backed Securities Index. The index's total return consists of price appreciation/depreciation plus income as a percentage of the original investment.
(13) The Standard & Poor's 500 Composite Stock Price Index consists of 500 stocks chosen for market size, liquidity, and industry group representation.
(14) Performance for the Capital Growth and Growth Leaders Funds prior to their inception on March 17, 2006 is based on the performance of the predecessor Bramwell Growth and Bramwell Focus Funds, respectively, which were offered without a sales load, restated to reflect the sales loads of the Class A and Class C shares, respectively. Performance does not reflect the increase in the maximum Rule 12b-1 fees for Class A. If it did, returns would be lower. Performance of Class C shares prior to March 17, 2006 has been adjusted for the higher ongoing expenses of those shares.
(15) The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.
(16) The Lehman Brothers U.S. Corporate High Yield Bond Index is an index consisting of all domestic and corporate rated Ba and below bonds with a minimum outstanding amount of $150 million and maturing over one year.
(17) The Lehman Brothers U.S. Government Bond Index is composed of all publicly issued, nonconvertible, domestic debt of the U.S. government or any agency thereof, quasi-federal corporations, or corporate debt guaranteed by the U.S. government.
(18) The Morgan Stanley Capital International EAFE Index is a market capitalization weighted index composed of companies representative of the market structure of 20 developed market countries in Europe, Australasia and the Far East.
(19) The Lehman Brothers 1-3 Year Government Bond Index is composed of securities from the Lehman Government Bond Index with maturities between one and three years.
(20) The Russell 2000(TM) Index measures the performance of the smallest 2,000 companies in the Russell 3000 Index representing approximately 8% of the total market capitalization of the Russell 3000 Index.
(21) Returns for the Class B shares of the U.S. Treasury Money Market Fund assume a maximum 4% contingent deferred sales charge. Class B shares of this Fund's shares may only be acquired by exchange from another Sentinel Fund's Class B shares. The actual contingent deferred sales charge, if any, paid on the redemption of Class B shares of this Fund will depend on the charge that would have been due on the other Fund's Class B shares at the time of the exchange if such shares had been redeemed rather than exchanged into this Fund.
(22) An average of funds within the particular category as determined by Morningstar based on investment styles as measured by their underlying portfolio holdings.
(23) The Lehman Brothers U.S. MBS Fixed Rate Index is an unmanaged index made up of the securities in the Lehman Brothers Mortgage-Backed Securities Index that are of investment quality, have at least one year to maturity and have an outstanding par value of at least $100 million.
(24) The Merrill Lynch U.S. High Yield Master II Constrained Index is a broad-based, unmanaged index which consists of below investment grade U.S. dollar-denominated corporate bonds. This Merrill Lynch Index is used with permission. Copyright 2007, Merrill Lynch, Pierce, Fenner & Smith Incorporated. All rights reserved. The Merrill Lynch Indices may not be copied, used, or distributed without Merrill Lynch's prior written approval.
(25) The Russell Midcap Growth Index measures the performance of those stocks of the Russell Midcap Index with higher price-to-book ratios and higher relative forecasted growth rates.
(26) The Standard & Poor's SmallCap 600 Index includes companies with market capitalizations ranging from $300 million to $1.5 billion.
(27) The Conservative Allocation Fund is replacing the Lehman Brothers U.S. Corporate High Yield Bond Index with the Standard & Poor's 500 Composite Stock Price Index; the High Yield Bond Fund is replacing the Lehman Brothers U.S. Corporate High Yield Bond Index with the Merrill Lynch U.S. High Yield Master II Constrained Index; and the Mid Cap Growth Fund is replacing the Standard and Poor's 500 Composite Stock Price Index with the Russell Midcap Growth Index each because Sentinel believes the new index is a more appropriate measure of the Fund's current investment strategy.
(28)  From July 1, 1997.
(29)  From May 1, 1998.


                                   VISIT US ONLINE AT WWW.SENTINELFUNDS.COM   29
                                                                      Prospectus

WHAT ARE EACH FUND'S FEES AND EXPENSES?

These tables describe the fees and expenses that you pay if you buy and hold shares of the Funds.

SHAREHOLDER FEES (fees paid directly from your investment):

CLASS A SHARES

Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)
  Balanced, Capital Growth, Common Stock, Conservative
  Allocation, Growth Leaders, International Equity, Mid Cap
  Growth and Small Company Funds ......................................    5.00%

  Government Securities and High Yield Bond Funds .....................    4.00%
  Short Maturity Government Fund ......................................    3.00%

  U.S. Treasury Money Market Fund .....................................    None

  Maximum Deferred Sales Charge (Load) ................................  None(1)

  Maximum Sales Charge (Load) Imposed on
  Reinvested Dividends ................................................    None

  Redemption Fees
    Balanced, Capital Growth, Common Stock,
    Conservative Allocation, Government Securities,
    Growth Leaders, Mid Cap Growth and
    Short Maturity Government Funds ...................................    1.00%
                                                              on shares held for
                                                        15 calendar days or less

    High Yield Bond, International Equity and
    Small Company Funds ...............................................    2.00%
                                                              on shares held for
                                                        30 calendar days or less

    U.S. Treasury Money Market Fund ...................................     None
  Exchange Fees                                                          None(2)

CLASS B SHARES

Maximum Sales Charge (Load) Imposed on Purchases ......................      N/A

Maximum Deferred Sales Charge (Load)
(as a percentage of the lower of the purchase price or
net asset value of shares being redeemed) ............................. 4.00%(3)

Maximum Sales Charge (Load) Imposed
on Reinvested Dividends ...............................................     None

Redemption Fees
  Balanced, Common Stock, Conservative Allocation,
  Mid Cap Growth and Short Maturity
  Government Funds ....................................................    1.00%
                                                              on shares held for
                                                        15 calendar days or less

  High Yield Bond, International Equity and
  Small Company Funds .................................................    2.00%
                                                              on shares held for
                                                        30 calendar days or less

  U.S. Treasury Money Market Fund .....................................     None

Exchange Fees .........................................................     None

CLASS C SHARES

Maximum Sales Charge (Load) Imposed on Purchases ......................     None

Maximum Deferred Sales Charge (Load)
(as a percentage of the lower of the purchase price or
net asset value of shares being redeemed) ............................. 1.00%(4)

Maximum Sales Charge (Load)

Imposed on Reinvested Dividends .......................................     None
Redemption Fees
  Balanced, Capital Growth, Common Stock,
  Conservative Allocation, Government Securities,
  Growth Leaders, Mid Cap Growth and
  Short Maturity Government Funds .....................................    1.00%
                                                              on shares held for
                                                        15 calendar days or less
  High Yield Bond, International Equity and
  Small Company Funds .................................................    2.00%
                                                              on shares held for
                                                        30 calendar days or less

Exchange Fees .........................................................     None

CLASS D SHARES

Maximum Sales Charge (Load) Imposed on Purchases ......................      N/A

Maximum Deferred Sales Charge (Load)
(as a percentage of the lower of the purchase price or
net asset value of shares being redeemed) ............................. 6.00%(5)

Maximum Sales Charge (Load) Imposed
on Reinvested Dividends ...............................................     None

Redemption Fees .......................................................    1.00%
                                                              on shares held for
                                                        15 calendar days or less

Exchange Fees .........................................................     None

CLASS S SHARES

Maximum Sales Charge (Load) Imposed on Purchases ......................     None

Maximum Deferred Sales Charge (Load) ..................................     None

Maximum Sales Charge (Load)
Imposed on Reinvested Dividends .......................................     None

Redemption Fees .......................................................    1.00%
                                                              on shares held for
                                                        15 calendar days or less

Exchange Fees .........................................................     None


30 FOR INFORMATION AND ASSISTANCE CALL YOUR FINANCIAL ADVISOR OR INVESTOR SERVICES AT 1-800-282-FUND (3863)
Prospectus

ANNUAL FUND OPERATING EXPENSES
(as a percentage of average net assets)

----------------------------------------------------------------------------------------------------------------------------------
                                                                        Other Expenses
                                                             ------------------------------------
                                             Distribution     Accounting &            Total Other   Acquired Fund    Total Annual
                               Management   and/or Service   Administrative            Operating      Fees and      Fund Operating
Fund/Class                       Fee(6)      (12b-1) Fees        Costs        Other    Expenses      Expenses(7)     Expenses(7)
----------------------------------------------------------------------------------------------------------------------------------
BALANCED(8)
Class A                           0.54%          0.30%           0.03%        0.24%      0.27%            --            1.11%
Class B                           0.54%          1.00%           0.03%        0.43%      0.46%            --            2.00%
Class C                           0.54%          1.00%           0.03%        0.50%      0.53%            --            2.07%
Class D                           0.54%          0.40%(12)       0.03%        0.41%      0.44%            --            1.38%
----------------------------------------------------------------------------------------------------------------------------------
CAPITAL GROWTH
Class A                           0.70%          0.30%           0.03%        0.24%      0.27%            --            1.27%(9)
Class C                           0.70%          0.30%           0.03%        1.79%      1.82%            --            2.83%(9)
----------------------------------------------------------------------------------------------------------------------------------
COMMON STOCK(8)
Class A                           0.64%          0.30%           0.03%        0.16%      0.19%            --            1.13%(10)
Class B                           0.64%          1.00%           0.03%        0.41%      0.44%            --            2.08%(10)
Class C                           0.64%          1.00%           0.03%        0.49%      0.52%            --            2.16%(10)
----------------------------------------------------------------------------------------------------------------------------------
CONSERVATIVE ALLOCATION
Class A                           0.55%          0.30%(12)       0.05%        0.32%      0.37%            --            1.22%
Class B                           0.55%          1.00%(12)       0.05%        0.49%      0.54%            --            2.09%
Class C                           0.55%          1.00%(12)       0.05%        0.60%      0.65%            --            2.20%
----------------------------------------------------------------------------------------------------------------------------------
GOVERNMENT SECURITIES
Class A                           0.51%          0.20%           0.03%        0.25%      0.28%            --            0.99%
Class C(13)                       0.51%          0.57%           0.03%        1.53%      1.56%            --            2.64%
----------------------------------------------------------------------------------------------------------------------------------
GROWTH LEADERS
Class A                           0.90%          0.30%           0.03%        0.44%      0.47%            --            1.67%(11)
Class C                           0.90%          0.89%           0.03%        0.82%      0.85%            --            2.64%(11)
----------------------------------------------------------------------------------------------------------------------------------
HIGH YIELD BOND(8)
Class A                           0.70%          0.20%           0.03%        0.37%      0.40%            --            1.30%
Class B                           0.70%          1.00%           0.03%        0.42%      0.45%            --            2.15%
Class C                           0.70%          1.00%           0.03%        0.46%      0.49%            --            2.19%
----------------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL EQUITY(8)
Class A                           0.70%          0.30%           0.02%        0.37%      0.39%            --            1.39%
Class B                           0.70%          1.00%           0.02%        0.77%      0.79%            --            2.49%
Class C                           0.70%          1.00%           0.02%        0.84%      0.86%            --            2.56%
----------------------------------------------------------------------------------------------------------------------------------
MID CAP GROWTH(8)
Class A                           0.70%          0.29%(12)       0.03%        0.31%      0.34%            --            1.33%
Class B                           0.70%          1.00%(12)       0.03%        0.63%      0.66%            --            2.36%
Class C                           0.70%          0.97%(12)       0.03%        0.79%      0.82%            --            2.49%
----------------------------------------------------------------------------------------------------------------------------------
SHORT MATURITY GOVERNMENT(8)
Class A                           0.51%          0.25%           0.03%        0.24%      0.27%            --            1.03%
Class C(13)                       0.51%          0.27%           0.03%        2.82%      2.85%            --            3.63%
Class S                           0.51%          0.75%           0.03%        0.19%      0.22%            --            1.48%
----------------------------------------------------------------------------------------------------------------------------------
SMALL COMPANY(8)
Class A                           0.61%          0.30%           0.03%        0.19%      0.22%            --            1.13%
Class B                           0.61%          1.00%           0.03%        0.36%      0.39%            --            2.00%
Class C                           0.61%          1.00%           0.03%        0.30%      0.33%            --            1.94%
----------------------------------------------------------------------------------------------------------------------------------
U.S. TREASURY MONEY MARKET
Class A                           0.40%            --            0.03%        0.40%      0.43%          0.02%           0.85%
Class B                           0.40%            --            0.03%        1.01%      1.04%          0.02%           1.46%


                                   VISIT US ONLINE AT WWW.SENTINELFUNDS.COM   31
                                                                      Prospectus

(1) If you redeem by wire transfer, we assess a wire charge of $20.00. In addition, you pay a deferred sales charge of 1% on certain redemptions of Class A shares made within eighteen months of purchase if you bought them without an initial sales charge as part of an investment of $1,000,000 or more.
(2) If you exchange Class A shares of the U.S. Treasury Money Market Fund for Class A shares of another Sentinel Fund, and you did not acquire the U.S. Treasury Money Market Fund shares in an exchange from another Sentinel Fund's Class A shares, then you pay a sales charge equal to the sales charge imposed on new purchases of the new Fund.
(3) The maximum deferred sales charge is imposed on shares redeemed in the first two years after purchase. For shares held longer than two years, or longer than one year for purchases over $250,000 in all Funds, the deferred sales charge declines.
(4)   If shares are redeemed on or before one year after purchase.
(5) The maximum deferred sales charge is imposed on shares redeemed in the first two years after purchase. For shares held longer than two years, the deferred sales charge declines.
(6) The Balanced Fund pays an advisory fee at a rate of 0.55% per annum on the first $200 million of the Fund's average daily net assets; 0.50% per annum on the next $200 million of such assets; 0.45% per annum on the next $600 million of such assets; 0.40% per annum on the next $1 billion of such assets and $ 0.35% per annum on such assets over $ 2 billion. Each of the Common Stock, Capital Growth, High Yield Bond, International Equity, Mid Cap Growth and Small Company Funds pays an advisory fee at the rate of 0.70% per annum on the first $500 million of the Fund's average daily net assets; 0.65% per annum on the next $300 million of such assets; 0.60% per annum on the next $200 million of such assets; 0.50% per annum on the next $1 billion of such assets; and 0.40% of such assets over $2 billion. The Growth Leaders Fund pays an advisory fee at the rate of 0.90% per annum on the first $500 million of the Fund's average daily net assets; 0.85% per annum on the next $300 million of such assets; 0.80% per annum on the next $200 million of such assets; 0.70% per annum on the next $1 billion of such assets; and 0.60% of such assets over $2 billion. The Government Securities and Short Maturity Government Funds pay an advisory fee at the rate of 0.55% per annum on the first $200 million of the aggregate average daily net assets of the Government Securities and Short Maturity Government Funds; 0.50% per annum on the next $200 million of such assets; 0.45% per annum on the next $600 million of such assets; 0.40% per annum on the next $1 billion of such assets and $ 0.35% per annum on such assets over $ 2 billion. The U.S. Treasury Money Market Fund pays an advisory fee at the rate of 0.40% per annum on the first $300 million of the Fund's average daily net assets and 0.35% per annum on such assets over $300 million.
(7) Total Annual Fund Operating Expenses for the U.S. Treasury Money Market Fund do not correlate to the ratio of expenses to average net assets that is shown in the Financial Highlights table below and the Fund's most recent Annual Report, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.
(8) Management Fees and Total Annual Fund Operating Expenses based on the Fund's 2006 fiscal year have been restated as if the advisory fee schedule effective December 19, 2005 or February 1, 2006, as applicable, had been in place on December 1, 2005.
(9) Annual Fund Operating Expenses for the Capital Growth Fund are based on expenses for the fiscal period from March 17, 2006 (beginning of operations) through November 30, 2006. Sentinel has agreed to waive fees and/or reimburse expenses so that the Total Annual Fund Operating Expenses of the Fund's Class A shares will be no more than 1.75% of average daily net assets until March 2008. The other classes of shares of the Fund will benefit from this arrangement to the extent Sentinel waives its advisory fee to meet this commitment.
(10) Sentinel has agreed to waive fees and/or reimburse expenses of the Common Stock Fund so that the Total Annual Fund Operating Expenses of the Class A shares of the Fund will be no more than 1.10% of average daily net assets until December 19, 2007 after taking into account expense offsets (such as credits from the Fund's custodian), which may reduce the Total Annual Fund Operating Expenses from that reported above, and excluding any acquired fund fees and expenses. The other classes of shares of these Funds will benefit from this arrangement to the extent Sentinel waives its advisory fee to meet this commitment.
(11) Annual Fund Operating Expenses for the Growth Leaders Fund are based on expenses for the fiscal period from March 17, 2006 (beginning of operations) through November 30, 2006. Sentinel has contractually agreed to waive fees and/or reimburse expenses so that the Total Annual Fund Operating Expenses of the Fund's Class A shares will be no more than 1.75% of average daily net assets until March 2008. The other classes of shares of the Fund will benefit from this arrangement to the extent Sentinel waives its advisory fee to meet this commitment. In addition, Sentinel has voluntarily waived fees and/or reimburse expenses so that the Total Annual Operating Expenses of the Fund's Class A shares will not exceed 1.45% of average daily net assets. Sentinel may discontinue or reduce this waiver and/or reimbursement at any time without notice.
(12) The Class A, Class B and Class C shares of the Mid Cap Growth Fund are subject to a maximum 12b-1 fee of 0.30%, 1.00% and 1.00%, respectively, and the Class D shares of the Balanced Fund are subject to a maximum 12b-1 fee of 0.75%. However, distribution fees are not assessed on the shares owned by the National Life Insurance Company, which may result in an overall distribution fee charged to shareholders of less than the maximum for so long as the National Life Insurance Company maintains its investment.
(13) Annual Fund Operating Expenses for the Class C shares of each of the Government Securities and Short Maturity Government Funds are based on expenses for the fiscal period from June 1, 2006 (beginning of operations of the Fund's Class C shares) through November 30, 2006.


32 FOR INFORMATION AND ASSISTANCE CALL YOUR FINANCIAL ADVISOR OR INVESTOR SERVICES AT 1-800-282-FUND (3863)
Prospectus

EXAMPLES:

These examples are intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. They assume that you invest $10,000 in each Fund for the time periods indicated, that you pay the maximum sales charge that applies to a particular class, that the Fund's operating expenses remain the same, and that your investment has a 5% return each year. This assumption is not meant to indicate that you will receive a 5% annual rate of return. Your annual return may be more or less than the 5% used in these examples. Although your actual costs may be higher or lower, based on these assumptions your costs would be as shown below.

NOTE THAT THE AMOUNTS SHOWN DO NOT REFLECT WAIVERS OR REIMBURSEMENTS.

Fund/Class                         1 year      3 years      5 years     10 years

BALANCED(1)
Class A                              608          835        1,081        1,784
Class B (if you redeem)              603          927        1,278        1,886
Class B (if you do not redeem)       203          627        1,078        1,886
Class C (if you redeem)              310          649        1,114        2,400
Class C (if you do not redeem)       210          649        1,114        2,400
Class D (if you redeem)              740          937        1,155        1,657
Class D (if you do not redeem)       140          437          755        1,657

CAPITAL GROWTH
Class A                              623          883        1,162        1,957
Class C (if you redeem)              385          874        1,489        3,147
Class C (if you do not redeem)       285          874        1,489        3,147

COMMON STOCK(1)
Class A                              609          841        1,091        1,806
Class B (if you redeem)              611          952        1,319        1,943
Class B (if you do not redeem)       211          652        1,119        1,943
Class C (if you redeem)              319          676        1,159        2,493
Class C (if you do not redeem)       219          676        1,159        2,493

CONSERVATIVE ALLOCATION
Class A                              618          868        1,137        1,903
Class B (if you redeem)              612          955        1,324        1,993
Class B (if you do not redeem)       212          655        1,124        1,993
Class C (if you redeem)              323          688        1,180        2,534
Class C (if you do not redeem)       223          688        1,180        2,534

GOVERNMENT SECURITIES FUND(2)
Class A                              497          703          925        1,564
Class C (if you redeem)              367          820        1,400        2,973
Class C (if you do not redeem)       267          820        1,400        2,973

GROWTH LEADERS
Class A                              661         1000        1,362        2,377
Class C (if you redeem)              367          820        1,400        2,973
Class C (if you do not redeem)       267          820        1,400        2,973

HIGH YIELD BOND(1)
Class A                              527          796         1084         1905
Class B (if you redeem)              618          973         1354         2068
Class B (if you do not redeem)       218          673         1154         2068
Class C (if you redeem)              322          685         1175         2524
Class C (if you do not redeem)       222          685         1175         2524

INTERNATIONAL EQUITY(1)
Class A                              634          918        1,222        2,085
Class B (if you redeem)              652        1,076        1,526        2,304
Class B (if you do not redeem)       252          776        1,326        2,304
Class C (if you redeem)              359          796        1,360        2,895
Class C (if you do not redeem)       259          796        1,360        2,895

MID CAP GROWTH(1)
Class A                              629          900        1,192        2,021
Class B (if you redeem)              639        1,036        1,460        2,202
Class B (if you do not redeem)       239          736        1,260        2,202
Class C (if you redeem)              352          776        1,326        2,826
Class C (if you do not redeem)       252          776        1,326        2,826

SHORT MATURITY GOVERNMENT(2)
Class A                              402          618          852        1,522
Class C (if you redeem)              465        1,112        1,878        3,889
Class C (if you do not redeem)       365        1,112        1,878        3,889
Class S                              151          468          808        1,768

SMALL COMPANY(1)
Class A                              609          841        1,091        1,806
Class B (if you redeem)              603          927        1,278        1,896
Class B (if you do not redeem)       203          627        1,078        1,896
Class C (if you redeem)              297          609        1,047        2,264
Class C (if you do not redeem)       197          609        1,047        2,264

U.S. TREASURY MONEY MARKET
Class A                               85          265          460        1,025
Class B (if you redeem)              547          756          987        1,406
Class B (if you do not redeem)       147          456          787        1,406

(1) Based on the Fund's 2006 fiscal year restated as if the advisory fee schedule effective December 19, 2005 or February 1, 2006, as applicable, had been in place on December 1, 2005. See "Who Manages the Funds" for information on the advisory fee changes.

(2) Based on the Fund's 2006 fiscal year restated as if the advisory fee schedule effective December 19, 2005 or February 1, 2006, as applicable; the higher maximum Class A front-end sales load effective June 12, 2006; and, with respect to the Short Maturity Government Fund, the lower Class A Rule 12b-1 fee effective June 12, 2006 had all been in place on December 1, 2005. See "Who Manages the Funds" for information on the advisory fee changes.


                                   VISIT US ONLINE AT WWW.SENTINELFUNDS.COM   33
                                                                      Prospectus

MORE INFORMATION ABOUT SHARE CLASSES

Sentinel Funds offer different pricing options to investors in the form of different share classes. Through this Prospectus, you can learn about a Fund's Class A, Class B, Class C, Class D and Class S Shares, as applicable. Certain Sentinel Funds have created an additional class of stock, Class I, shares of which are not offered through this Prospectus.

THE BALANCED FUND offers Class A, Class B, Class C and Class D shares.

THE COMMON STOCK, CONSERVATIVE ALLOCATION, HIGH YIELD BOND, INTERNATIONAL EQUITY, MID CAP GROWTH AND SMALL COMPANY FUNDS offer Class A, Class B and Class C shares.

THE U. S. TREASURY MONEY MARKET FUND offers Class A and Class B shares.

THE CAPITAL GROWTH, GOVERNMENT SECURITIES AND GROWTH LEADERS FUNDS offer Class A and Class C shares.

THE SHORT MATURITY GOVERNMENT FUND offers Class A, Class C and Class S shares.

Note, Class B and Class D shares are not available for additional purchases, except by exchange (Class B shares only) or by reinvesting dividends and distributions.

YOU CAN COMPARE THE DIFFERENCES AMONG THE CLASSES OF SHARES USING THE TABLE
BELOW.

Class   Sales Charge                                12b-1 Fee                     Conversion Feature
---------------------------------------------------------------------------------------------------------------------------------
A       Maximum initial sales charge:                                             None.
        3% Short Maturity Government                 0.20% fixed-income funds
        4% all other fixed-income Funds; and         0.25% Short Maturity
        5% all other Funds.                          Government; and
                                                     0.30% all other Funds.
---------------------------------------------------------------------------------------------------------------------------------
B       CDSC of up to 4% for                        1.00%(1)                      Class B shares convert to Class A shares
        a maximum of six years.                                                   automatically after the applicable CDSC period.
---------------------------------------------------------------------------------------------------------------------------------
C       CDSC of 1% if redeemed in the first year.   1.00%                         None.
---------------------------------------------------------------------------------------------------------------------------------
D       CDSC of up to 6% for seven years            0.75%                         Class D shares convert to Class A shares
                                                                                  automatically at the end of the tenth year
                                                                                  after purchase.
---------------------------------------------------------------------------------------------------------------------------------
S       None.                                       0.75%                         None.

(1) Except the U.S. Treasury Money Market Fund, which does not charge a 12b-1 fee.

This Prospectus frequently uses the term CDSC, which stands for Contingent Deferred Sales Charge. This type of charge is assessed when you redeem shares subject to a CDSC if none of the waivers described in this Prospectus apply. If you do not redeem shares during the time periods in which an investment is subject to a CDSC, you will not pay this charge. CDSC schedules may change from time to time. Your shares are subject to the CDSC schedule in effect when you purchased them.

WHEN CHOOSING A SHARE CLASS, YOUR CONSIDERATIONS SHOULD INCLUDE:

o the amount of the investment,

o the intended length of the investment,

o the type of Fund you want,

o whether you are eligible for a waiver or reduction of an initial sales charge or CDSC, and

o whether you intend to utilize the exchange privilege.

CLASS A SHARES have the advantage of lower ongoing distribution expenses. The disadvantage of the Class A shares is that you pay an initial sales charge. If in your circumstances the lower ongoing expenses outweigh the impact of the initial sales charge, Class A shares may be appropriate for you.

CLASS B SHARES are only available by exchange from the Class B shares of another Sentinel Fund or by reinvesting dividends and distributions. Class B shares ultimately convert to Class A shares.

CLASS C SHARES have the advantages of no initial sales charge and a relatively small CDSC that applies only in the first year. You pay higher ongoing distribution fees for the entire period of your investment, however. This class may be appropriate for you if the benefits of avoiding both an initial sales charge and a significant CDSC outweigh the continuing higher distribution fees. Over long periods, however, the other share classes may outperform Class C shares.

CLASS D SHARES are similar to the Class B shares, except that you are subject to a higher CDSC, that applies for seven years instead of six, and conversion to Class A shares does not occur until the tenth year. Class D shares are not available for additional purchases except by reinvesting dividends and distributions.

CLASS S SHARES, available for the Short Maturity Government Fund only, have the advantage that you pay no sales charges. You pay higher ongoing distribution fees for the entire period of your investment, however.


34 FOR INFORMATION AND ASSISTANCE CALL YOUR FINANCIAL ADVISOR OR INVESTOR SERVICES AT 1-800-282-FUND (3863)
Prospectus

PURCHASE AND EXCHANGE CONSIDERATIONS

There is no size limit on purchases of Class A or Class S shares. The maximum purchase of Class C shares accepted is $999,999.

      You should also consider that exchange privileges into other Sentinel Funds are more limited for classes other than Class A shares. In addition to exchanging into another Sentinel Fund's Class C shares, Class C shares may be exchanged for Class A shares of the U.S. Treasury Money Market Fund. Class D shares may only be exchanged for the Class A shares of the U.S. Treasury Money Market Fund. Class S shares, after remaining in an account for 90 days, may be exchanged into the Class A shares of any other Sentinel Fund, except the Short Maturity Government Fund. Class D and Class S shares exchanged into Class A shares may be exchanged back into Class D or Class S shares, respectively.

      Broker/dealers, financial institutions, plan agents and other intermediaries (collectively, "intermediaries") may charge additional fees in connection with transactions in Fund shares. Sentinel Financial Services Company and/or an affiliate may make payments from their own resources to intermediaries related to marketing the Funds and/or servicing Fund shareholders, which may represent a premium over payments to those intermediaries made by other fund families, and investment professionals may have an added incentive to sell or recommend a Fund or Class over others offered by competing fund families. Additional information about these arrangements is available in the Funds' Statement of Additional Information.

CLASS A SHARES

----------------------------------------
CLASS A SHARES ARE GENERALLY SUBJECT TO
A FRONT-END SALES CHARGE.

For all purchases of Class A shares, you pay the public offering price, which includes the front-end sales charge, next computed after we receive your order.

The sales charge ranges from 5.00% of the offering price (5.26% of the net amount invested) to zero. Your sales charge will depend on the size of your purchase.

SALES CHARGES

BALANCED, CAPITAL GROWTH, COMMON STOCK,
CONSERVATIVE ALLOCATION, GROWTH LEADERS,
INTERNATIONAL EQUITY, MID CAP GROWTH AND
SMALL COMPANY FUNDS:

                             Sales charge as
                             a percentage of:
                             -----------      -----------
                             offering         net amount
Sale Size                    price            invested         Reallowance
--------------------         -----------      -----------      -----------
$0 to $24,999                5.00%            5.26%            4.50%
--------------------         -----------      -----------      -----------
$25,000 to $49,999           4.50%            4.71%            4.25%
--------------------         -----------      -----------      -----------
$50,000 to $99,999           4.00%            4.17%            3.75%
--------------------         -----------      -----------      -----------
$100,000 to $249,999         3.00%            3.10%            2.75%
--------------------         -----------      -----------      -----------
$250,000 to $999,999         2.00%            2.04%            1.75%
--------------------         -----------      -----------      -----------
$1,000,000 or more           -0-              -0-              -0-
--------------------         -----------      -----------      -----------

HIGH YIELD BOND FUND:

                             Sales charge as
                             a percentage of:
                             -----------      -----------
                             offering         net amount
Sale Size                    price            invested         Reallowance
--------------------         -----------      -----------      -----------
$0 to $99,999                4.00%            4.17%            4.00%
--------------------         -----------      -----------      -----------
$100,000 to $249,999         3.50%            3.63%            3.25%
--------------------         -----------      -----------      -----------
$250,000 to $499,999         2.50%            2.56%            2.25%
--------------------         -----------      -----------      -----------
$500,000 to $999,999         2.00%            2.04%            1.75%
--------------------         -----------      -----------      -----------
$1,000,000 or more           -0-              -0-              -0-
--------------------         -----------      -----------      -----------

GOVERNMENT SECURITIES FUND:

                             Sales charge as
                             a percentage of:
                             -----------      -----------
                             offering         net amount
Sale Size                    price            invested         Reallowance
--------------------         -----------      -----------      -----------
$0 to $49,999                4.00%            4.17%            3.75%
--------------------         -----------      -----------      -----------
$50,000 to $99,999           3.50%            3.63%            3.25%
--------------------         -----------      -----------      -----------
$100,000 to $249,999         3.00%            3.09%            2.75%
--------------------         -----------      -----------      -----------
$250,000 to $499,999         2.50%            2.56%            2.25%
--------------------         -----------      -----------      -----------
$500,000 to $999,999         2.00%            2.04%            1.75%
--------------------         -----------      -----------      -----------
$1,000,000 or more           -0-              -0-              -0-
--------------------         -----------      -----------      -----------


                                   VISIT US ONLINE AT WWW.SENTINELFUNDS.COM   35
                                                                      Prospectus

SHORT MATURITY GOVERNMENT FUND:

                             Sales charge as
                             a percentage of:
                             -----------      -----------
                             offering         net amount
Sale Size                    price            invested         Reallowance
--------------------         -----------      -----------      -----------
$0 to $49,999 _              3.00%            3.09%            2.75%
--------------------         -----------      -----------      -----------
$50,000 to $99,999           2.50%            2.56%            2.25%
--------------------         -----------      -----------      -----------
$100,000 to $249,999 _       2.00%            2.04%            1.75%
--------------------         -----------      -----------      -----------
$250,000 to $499,999         1.50%            1.52%            1.25%
--------------------         -----------      -----------      -----------
$500,000 to $999,999         1.00%            1.01%            0.75%
--------------------         -----------      -----------      -----------
$1,000,000 or more           -0-              -0-              -0-
--------------------         -----------      -----------      -----------

THERE IS NO SALES CHARGE ON PURCHASES OF SHARES OF THE U.S. TREASURY MONEY MARKET FUND.

      IN CASES IN WHICH THERE IS NO SALES CHARGE BECAUSE YOUR PURCHASE WAS $1,000,000 OR MORE, the Funds' distributor, Sentinel Financial Services Company, will pay intermediaries compensation of 1.00% for sales of up to $14,999,999 (for the Balanced, Common Stock, Conservative Allocation, International Equity, Mid Cap Growth and Small Company Funds) and for sales of up to $4,999,999 for sales of the other Funds. In these cases, if you redeem the shares in the first eighteen months after the purchase, a 1.00% CDSC will be imposed. Shares acquired under this provision prior to March 4, 2005 are subject to a 0.50% CDSC if redeemed in the second year and no CDSC thereafter. For sales in excess of these amounts, Sentinel Financial Services Company will individually negotiate intermediary compensation and CDSCs. For partial redemptions of shares purchased prior to March 30, 2006 and for complete redemptions of your account, any CDSC is imposed on the lower of the original cost or the current net asset value of the shares redeemed. For partial redemptions of shares purchased after March 30, 2006, any CDSC is imposed on the original cost of the shares redeemed. If you redeem part of your shares, your redemption request will be increased by the amount of any CDSC due. If you redeem your entire account, we will deduct any CDSC due from the redemption proceeds. Sentinel Financial Services Company receives the entire amount of any CDSC paid. Also see "Waiver or Reduction of a CDSC" below. In determining whether a CDSC is payable, we will first redeem shares not subject to any charge.

REDUCED SALES CHARGES

Sales charges on Class A shares may be reduced or eliminated in certain situations. Please note that, to take advantage of any reduced or eliminated sales charge, you must advise Sentinel Administrative Services, Inc., the Funds' transfer agent, Sentinel Financial Services Company or your financial intermediary of your eligibility at the time of purchase, and provide any necessary information about the accounts involved.

RIGHT OF ACCUMULATION. Quantity discounts begin with investments in Class A shares (not including no-load initial investments in the U.S. Treasury Money Market Fund) of $25,000. You may qualify for quantity discounts based on the current value of all classes of shares of the Sentinel Funds, taken together, that are owned by you, your spouse or your minor children, or a fiduciary for these persons. Shares held under the tax identification number of anyone other than you, your spouse or minor children, however, do not qualify for quantity discounts. Contact Sentinel Administrative Services, Inc. for help in combining accounts for purposes of obtaining quantity discounts by combining accounts or purchases. In order to receive a reduced sales charge, each time you purchase shares you should inform Sentinel Administrative Services, Inc., Sentinel Financial Services Company or your financial intermediary of any other shares owned by you, your spouse and/or your minor children. These may include shares held in personal accounts, certain retirement accounts, employee benefit plan accounts, UGMA/UTMA accounts, joint tenancy accounts, trust accounts and transfer on death accounts, as well as shares purchased by a trust of which you are a bene-ficiary. Your financial adviser or other financial intermediary may request documentation including account statements and records of the original acquisition of the shares owned by you, your spouse and/or your minor children from you to show that you qualify for a reduced sales charge. You should retain these records because, depending on where an account is held or the type of account, the Fund, Sentinel Administrative Services, Inc. and/or your financial adviser or other financial intermediary may not be able to maintain this information.

LETTER OF INTENT. You may use a letter of intent to obtain a reduced initial sales charge if you plan to make investments (other than initial no-load investments in the U.S. Treasury Money Market Fund) that include Class A shares, the total of the offering price of all such investments is $25,000 or more over a period of 13 months (30 months in the case of corporate qualified plans) and the letter is dated within 90 calendar days of the first purchase to be included. You may


36   FOR INFORMATION AND ASSISTANCE CALL YOUR FINANCIAL ADVISOR OR
     INVESTOR SERVICES AT 1-800-282-FUND (3863)
Prospectus
count purchases to be made by you, your spouse and your minor children. The letter of intent is not a binding commitment by you to complete the intended purchases. All your purchases made under the letter of intent during the period covered will be made at the reduced sales charge for your intended total purchase. Dividends and distributions will be reinvested without a sales charge and will not count as purchases under the letter of intent. We will hold in escrow 2% of the shares you purchase under the letter of intent, and release these shares when you have completed the intended purchases. If by the end of the period covered by the letter of intent you have not made the intended purchases, an additional sales charge may be due. The additional amount will be equal to what the initial sales charge would have been on the amount actually invested, minus the sales charges already paid. We will notify you if an additional sales charge is due. You may pay this additional sales charge within 20 days after our notification is sent, or we may redeem shares held in escrow to the extent necessary to pay this charge. Then, we will release any remaining escrow shares. The redemption of shares for this purpose will be a taxable event to you.

ADVANTAGE PROGRAM. Employers establishing either SIMPLE-IRAs, SEP-IRAs or
Section 403(b) plans investing in the Funds for which Sentinel Administrative Services, Inc. is the agent for the custodian may group participating employee accounts together in such a way as to result in reduced sales charges for quantity purchases. Quantity discounts under this program are based upon the current value of investments in the Funds.

NET ASSET VALUE PURCHASES. You may purchase Class A shares of the Funds at net asset value if you are included in the following list:

o current and former Directors/Trustees of the Funds and predecessors to the Funds;

o current and retired employees and Directors of Sentinel and their affiliates, and for National Life Insurance Company employee benefit plans;

o certain employees of Keane, Inc. and DST Systems, Inc., which provide services to Sentinel, Sentinel Administrative Services, Inc. and/or Sentinel Financial Services Company;

o registered representatives and other employees of securities dealers that have entered into a sales agreement with Sentinel Financial Services Company;

o members of the immediate families of, or survivors of, all of these individuals;

o non-profit organizations with which any of these persons are actively involved;

o purchasers who are investing section 403(b) loan principal repayments; or

o former shareholders of the Bramwell Growth Fund or Bramwell Focus Fund, each a series of The Bramwell Funds, Inc., who in those funds' 2006 reorganization received Class A shares of Capital Growth or Growth Leaders Funds, as applicable. This privilege is not available for shares purchased through an omnibus or other intermediary account unless the underlying investor meets this criterion.

OTHER WAIVERS OF FRONT-END LOADS. We also waive the front-end load where purchasers demonstrate that they are included in one of the following groups:

o investment advisors who place trades for their own accounts or the accounts of their clients, and who charge an investment management fee for their services, and clients of these investment advisors who place trades for their own accounts.

o clients of trust companies who have entered into an agreement with Sentinel Financial Services Company under which all their clients are eligible to buy Class A shares at net asset value.

o qualified pension, profit-sharing or other employee benefit plans whose transactions are executed through a financial institution or service organization who has entered into an agreement with Sentinel Financial Services Company to use the Funds in connection with the accounts. Sentinel Financial Services Company may pay intermediaries compensation of 1.00% for sales of the Funds under this waiver. A CDSC of 1.00%, subject to eligibility for waiver or reduction of a CDSC as outlined in this Prospectus, may apply to shares redeemed within eighteen months of purchase.

o investors investing the proceeds of a distribution from a qualified retirement plan with assets in an omnibus account holding Class A shares of the Fund where the plan record keeper has entered into an agreement with Sentinel Administrative Services, Inc.


                                   VISIT US ONLINE AT WWW.SENTINELFUNDS.COM   37
                                                                      Prospectus

o if more than one person owns an account, all owners must qualify for the lower sales charge. Please also note you may be charged transaction and/or other fees if you effect transactions in Fund shares through an intermediary.

Information about sales charge reductions and waivers is available, free of charge in a clear and prominent format, via hyperlink at the Funds' website at www.sentinelfunds.com.

REINSTATEMENT. If you sell shares or receive dividends or capital gains distributions in cash and subsequently want to reinvest your proceeds, you may do so within 90 days at net asset value, without paying any additional sales charge.

DISTRIBUTION PLANS. The Class A shares of each Fund, other than the U.S. Treasury Money Market Fund, have adopted plans under Rule 12b-1 that allow the Funds to pay fees for the sale and distribution of their shares, and for services provided to shareholders. The Class A shares of the Funds will pay to Sentinel Financial Services Company a monthly fee of up to a maximum annual rate of (a) 0.30% of average daily net assets in the case of the Balanced, Capital Growth, Common Stock, Conservative Allocation, Growth Leaders, International Equity, Mid Cap Growth and Small Company Funds, (b) 0.20% of average daily net assets in the case of the Government Securities and High Yield Bond Funds, or
(c) 0.25% of average daily net assets in the case of the Short Maturity Government Fund. Such fee reimburses Sentinel Financial Services Company for expenses actually incurred in marketing the Funds. Those expenses may include distribution and service fees paid by Sentinel Financial Services Company to intermediaries up to the maximum annual rate. No service fee is paid with respect to any Fund shares purchased prior to March 1, 1993.

      The Funds are not assessed a distribution fee on the shares owned by National Life Insurance Company, which may result in an overall distribution fee of less than the maximum for so long as National Life Insurance Company maintains its investment. In addition, the retirement plans of the National Life Insurance Company and its affiliates receive a rebate of the 12b-1 fees paid by the plans.

CLASS B SHARES

----------------------------------------
CLASS B SHARES ARE CLOSED TO ADDITIONAL
PURCHASES.

Class B shares are no longer available for additional purchases, except that you may exchange your Class B shares of one Sentinel Fund for the Class B shares of another Sentinel Fund, if available, and reinvest dividends and distributions. The description below is intended for existing holders of Class B shares.

      A CDSC will be imposed on Class B shares (including Class B shares of the U.S. Treasury Money Market Fund) if you redeem shares during the CDSC period, unless you can use one of the CDSC waivers listed under "Waiver or Reduction of CDSC" below.

      Whether you pay a CDSC upon a redemption of Class B shares and how much it is depends on the amount of your purchases and the number of years since you made the purchase. The CDSC schedules for Class B shares are shown below.

BALANCED, COMMON STOCK, CONSERVATIVE ALLOCATION, HIGH YIELD BOND, INTERNATIONAL EQUITY, MID CAP GROWTH AND SMALL COMPANY FUNDS

                            CDSC Percentage
                            ---------------------------------------------
                            Year Since Purchase Payment Was Made
Purchase amount             1st     2nd     3rd     4th     5th     6th
--------------------        ---------------------------------------------
up to $249,999              4%      4%      3%      2%      2%      1%
--------------------        ---------------------------------------------
$250,000 to $499,999        3.5%    3%      2%      1%      1%
--------------------        ---------------------------------------------
$500,000 to $999,999        3%      2%      1%      1%
--------------------        ---------------------------------------------

In determining whether a CDSC is payable, we will take redemptions first from shares acquired through reinvestment of distributions, or any other shares as to which a CDSC is waived. We will next take redemptions from the earliest purchase payment from which a redemption or exchange has not already been taken. The amount of the CDSC will be equal to the CDSC percentage from the schedules above, multiplied by the lower of the purchase price or the net asset value of the shares being redeemed. If you redeem part of your shares, you may choose whether any CDSC due is deducted from the redemption proceeds or your redemption request is increased by the amount of any CDSC due. Sentinel Financial Services Company receives any CDSC imposed on a redemption of Class B shares.


38 FOR INFORMATION AND ASSISTANCE CALL YOUR FINANCIAL ADVISOR OR INVESTOR SERVICES AT 1-800-282-FUND (3863)
Prospectus

DISTRIBUTION PLAN. The Class B shares of the Balanced, Common Stock, Conservative Allocation, High Yield Bond, International Equity, Mid Cap Growth and Small Company Funds have adopted a plan under Rule 12b-1 that allows these Funds to pay distribution fees for the sale and distribution of their shares, and services provided to shareholders. The Class B shares of each Fund will pay to Sentinel Financial Services Company a fee of up to a total of 1.00% annually of average daily net assets, of which up to 0.25% shall be for service fees to intermediaries. The Funds are not assessed a distribution fee on the shares owned by National Life Insurance Company, which may result in an overall distribution fee to the Class B shares of the Mid Cap Growth Fund of less than the maximum for so long as National Life maintains its investment.

      The Class B share service fee for the first year after a purchase will be used to recover a portion of the cost of the concession paid by Sentinel Financial Services Company to the selling intermediary, which portion of the concession is considered the service fee for the first year. No service fee is paid on Class B shares in house accounts, accounts in nominee name, or accounts in street name.

CONVERSION TO CLASS A SHARES. The Class B shares of each Fund, except the U.S. Treasury Money Market Fund, automatically convert to Class A shares after a fixed period of time, which depends upon the size of your purchase. For purchases up to $249,999, the automatic conversion occurs at the end of the sixth year; for purchases from $250,000 to $499,999, the automatic conversion occurs at the end of the fifth year; and for purchases from $500,000 to $999,999, the automatic conversion occurs at the end of the fourth year. The holding period for Class B shares will include the holding period of Class B shares of another Sentinel Fund from which they were exchanged.

CLASS B SHARES OF THE U.S. TREASURY MONEY MARKET FUND. The Class B shares of the U.S. Treasury Money Market Fund do not bear the higher ongoing distribution expenses normally associated with the Class B shares. However, time during which assets are in the Class B shares of the U.S. Treasury Money Market Fund will not count either toward the time that must elapse before Class B shares are automatically converted to Class A shares of the same Fund, or toward the time that results in a declining CDSC. Therefore, if the Class B shares of the U.S. Treasury Money Market Fund are ultimately redeemed, you will pay a CDSC in the same amount as would have been due on the date the assets were exchanged into the Class B shares of the U.S. Treasury Money Market Fund, regardless of how long you hold the Class B shares of the U.S. Treasury Money Market Fund. Also, if you exchange the U.S. Treasury Money Market Fund Class B shares back into Class B shares of another Sentinel Fund, and then later redeem those shares, your CDSC, if any, will not reflect the time you held the U.S. Treasury Money Market Fund Class B shares. The automatic conversion into Class A shares will occur only after you hold Class B shares of Funds other than the U.S. Treasury Money Market Fund for the applicable period.


                                   VISIT US ONLINE AT WWW.SENTINELFUNDS.COM   39
                                                                      Prospectus

CLASS C SHARES

----------------------------------------
THERE IS NO INITIAL SALES CHARGE ON
CLASS C SHARES, BUT THEY REMAIN SUBJECT
TO HIGHER ONGOING FEES FOR THE ENTIRE
INVESTMENT PERIOD.

For all purchases of Class C shares, you pay the current net asset value. There is no initial sales charge. A CDSC in the amount of 1.00% of the purchase price will be imposed on Class C shares if you redeem shares during the first year after their purchase, unless you can use one of the CDSC waivers listed in this Prospectus. Similar to the Class B shares, Class C shares are subject to higher distribution fees than Class A shares. However, since Class C shares never convert to Class A shares, investments in Class C shares remain subject to these higher distribution fees for the entire holding period of the investment.

CDSC. You will pay a CDSC if you redeem Class C shares in the first year after purchase, in the amount of 1.00% of the lower of the purchase price or the net asset value of the shares redeemed, unless a waiver applies. We apply the same rules in determining a CDSC as we do for Class B shares. Sentinel Financial Services Company receives the entire amount of any CDSC paid.

DISTRIBUTION PLAN. The Class C shares of the Balanced, Capital Growth, Common Stock, Conservative Allocation, Government Securities, Growth Leaders, High Yield Bond, International Equity, Mid Cap Growth, Short Maturity Government and Small Company Funds have adopted a plan under Rule 12b-1 that allows these Funds to pay distribution fees for the sale and distribution of their shares, and services provided to shareholders. These Funds pay to Sentinel Financial Services Company a monthly fee at an annual rate of up to a total of 1.00% of average daily net assets. In the first year after the purchase Sentinel Financial Services Company keeps this fee to recover the initial sales commission of 1.00% that it pays to the selling intermediary. In subsequent years, the entire distribution fee will be paid to the selling intermediary.

EXCHANGES. If you purchase Class C shares, you will have the ability to exchange at net asset value only for the Class C shares of other Sentinel Funds, except that you may also exchange into Class A shares of the U.S. Treasury Money Market Fund. However, if you exchange Class C shares into Class A shares of the U.S. Treasury Money Market Fund within one year of your purchase of the Class C shares, and then subsequently redeem the U.S. Treasury Money Market Fund shares, you may pay a CDSC. Also, time during which you hold Class A shares of the U.S. Treasury Money Market Fund will not count toward the one year period that must elapse before the 1% CDSC is eliminated. If you exchange Class C shares into U.S. Treasury Money Market Fund Class A shares, you may exchange back into Class C shares at any time, but may not exchange at net asset value into Class A shares or Class B shares of any Sentinel Fund.

PAYMENTS TO INTERMEDIARIES. For all sales of Class C shares, Sentinel Financial Services Company intends to make payments to selling intermediaries, at the time you purchase Class C shares of amounts equal to 1% of the aggregate

CLASS D SHARES (Balanced Fund only)

----------------------------------------
CLASS D SHARES ARE CLOSED TO ADDITIONAL
PURCHASES.

Class D shares are no longer available for additional purchases, except that you may reinvest dividends and distributions. The description below is intended for existing holders of Class D shares of the Balanced Fund.

      A CDSC will be imposed on Class D shares (including Class A shares of the U.S. Treasury Money Market Fund, if you exchange Class D shares into the U.S. Treasury Money Market Fund), if you redeem shares during the seven years after their purchase, unless you can use one of the CDSC waivers listed below.

CDSC. Whether you pay a CDSC upon a redemption of Class D shares and how much it is depends on the number of years since you made the purchase. The CDSC schedule for Class D shares is shown below:

CDSC SCHEDULE - CLASS D SHARES

                            CDSC Percentage
                            ----------------------------------------------
                            Year Since Purchase Payment Was Made
Purchase amount             1st    2nd    3rd    4th    5th    6th    7th
--------------------        ----------------------------------------------
Any amount                  6%     6%     5%     4%     4%     3%     2%
--------------------        ----------------------------------------------

The CDSC waivers are listed below. We apply the same rules in determining a CDSC as we do for Class B shares. Sentinel Financial Services Company receives the entire amount of any CDSC paid.

DISTRIBUTION PLAN. The Class D shares of the Balanced Fund have adopted a plan under Rule 12b-1 that allows it to pay distribution fees for the sale and distribution of their shares. The Fund pays a fee to Sentinel Financial Services Company at a maximum annual rate of 0.75% of average daily net assets

40 FOR INFORMATION AND ASSISTANCE CALL YOUR FINANCIAL ADVISOR OR INVESTOR SERVICES AT 1-800-282-FUND (3863)
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

of the Class D shares of the Balanced Fund. The Class D Distribution Plan is similar in its operation to the Class B Distribution Plan, except that there is no service fee of up to 0.25%, and no asset-based service fee payable to intermediaries. These distribution fees are lower than those that apply to Class B shares, but they are higher than those that apply to Class A shares. The Funds are not assessed a distribution fee on the shares owned by National Life Insurance Company, which may result in an overall distribution fee of less than the maximum for so long as National Life Insurance Company maintains its investment.

CONVERSION TO CLASS A SHARES. The Class D shares automatically convert to Class A shares after 10 years.

EXCHANGES INTO CLASS A SHARES OF THE U.S. TREASURY MONEY MARKET FUND. You may exchange Class D shares of the Balanced Fund into Class A shares of the U.S. Treasury Money Market Fund. However, if you do so within seven years of the purchase of the Class D shares, and subsequently redeem the U.S. Treasury Money Market Fund shares, you may pay a CDSC. You may exchange back into Class D shares of the Balanced Fund at any time. However, the time your investment was in the U.S. Treasury Money Market Fund will not count toward the time for conversion to Class A shares of the Balanced Fund, or for reduction or elimination of the CDSC.

CLASS S SHARES (Short Maturity Government Fund only)

----------------------------------------
THERE IS NO INITIAL SALES CHARGE ON
CLASS S SHARES. THERE IS ALSO NO CDSC.

For all purchases of Class S shares of the Short Maturity Government Fund, you pay the current net asset value. There is no initial sales charge. There is also no contingent deferred sales charge ("CDSC"). Class S shares of the Short Maturity Government Fund are subject to higher distribution fees than the Class A shares of the Short Maturity Government Fund. Class S shares never convert to Class A shares. As a result, investments in Class S shares remain subject to these higher distribution fees for the entire holding period of the investment.

DISTRIBUTION PLAN. The Class S shares of the Short Maturity Government Fund have adopted a plan under Rule 12b-1 that allows the Fund to pay fees for the sale and distribution of its shares, and for services provided to shareholders. The Class S shares of the Fund will pay to Sentinel Financial Services Company a monthly fee of up to 0.75% of average daily net assets. Such fee reimburses Sentinel Financial Services Company for expenses actually incurred in marketing the Fund. Those expenses may include distribution and service fees paid by Sentinel Financial Services Company to intermediaries up to the maximum annual rate. For shares purchased prior to July 10, 2005, the entire 0.75% fee is paid to other intermediaries.

WAIVER OR REDUCTION OF A CDSC

A CDSC will be waived in the following situations if you notify us at the time of redemption that a waiver applies:

o Redemptions of shares you acquire from the reinvestment of income distributions and/or capital gains distributions;

o Redemptions from your account (including when you own the shares as joint tenant with your spouse) following your death, or from the account of a trust whose primary income beneficiary has died, if the redemption occurs within one year of your death or the beneficiary's death;

o Required minimum distributions from a retirement account;

o Redemptions that occur as a result of a loan taken from an account established as a retirement plan account for an employee of a tax-exempt organization under section 403(b)(7) of the Code; and


                                   VISIT US ONLINE AT WWW.SENTINELFUNDS.COM   41
                                                                      Prospectus

o For Class D shares, the CDSC will be waived on redemption of shares acquired prior to September 13, 1999 in amounts up to 8% annually. The CDSC will be waived on redemptions made under Systematic Withdrawal Plans for shares acquired on or after September 13, 1999 in amounts up to 8% annually. We have also enhanced our systematic withdrawal plan administration to permit Systematic Withdrawal Plans to be either a fixed dollar amount or a percentage of the account's value, rather than only a percentage of the account's value.

Sentinel Financial Services Company may require documentation to show a waiver applies, such as certifications by plan administrators, applicable tax forms, or death certificates. The waiver provisions will not apply to Class B shares initially invested in the U.S. Treasury Money Market Fund.

      No CDSC will apply to Class B, Class C or Class D share accounts owned by affiliates of Sentinel Financial Services Company if Sentinel Financial Services Company has not paid an initial commission to a selling intermediary.

OTHER MATTERS RELATING TO DISTRIBUTION OF FUND SHARES

Equity Services, Inc, an affiliate of Sentinel, receives a reallowance equal to the entire sales charge on its sales of Fund shares. As a result, it may be considered an underwriter of the Funds' shares.

      Sentinel Financial Services Company, Sentinel and/or an affiliate may pay amounts or otherwise provide items of material value out of their own resources to certain intermediaries that support the sale of the Funds or provide services to Fund shareholders. This practice may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of a Fund. Payments may be based on, among other things, the number or value of shares that the intermediary sells or may sell; the value of intermediary's client assets invested in Funds; or the type and nature of services or support furnished by the intermediary. In connection with these payments, the intermediary may elevate the prominence or profile of the Funds within the intermediary's organization by, for example, placement on a list of preferred or recommended funds and/or granting the Sentinel Financial Services Company preferential or enhanced opportunities to promote the Funds. Additional information about these arrangements is available in the Funds' Statement of Additional Information.


42 FOR INFORMATION AND ASSISTANCE CALL YOUR FINANCIAL ADVISOR OR INVESTOR SERVICES AT 1-800-282-FUND (3863)
Prospectus

HOW CAN I BUY, SELL, EXCHANGE AND TRANSFER FUND SHARES?

PURCHASING SHARES

You may purchase shares at net asset value, less any applicable initial sales charge, as of the close of business on the day your instructions are received prior to the close of the New York Stock Exchange ("NYSE") on each day it is open for business, which is usually 4:00 p.m. Eastern Time.

BY CHECK

To purchase shares by check, make your check payable to the "Sentinel _________ Fund" or "Sentinel Funds" and mail it to:
      Sentinel Administrative Services, Inc.
      P.O. Box 1499
      Montpelier, VT 05601-1499

To make your initial purchase by check, please also fill out an application (one is attached to this Prospectus) and return the application with your check. All checks must be drawn in U.S. dollars on a U.S. bank. The Funds do not accept third-party checks, except those issued by NLV Financial Corporation and/or its subsidiaries, U.S. government agencies or institutions that meet verification requirements of the Funds' transfer agent. The Funds reserve the right to withhold the proceeds of a redemption of shares purchased by check until the check has cleared, which may take up to 15 days after the purchase date. Your purchase will be effected on the date Sentinel Administrative Services, Inc. receives the check, if the check is received prior to the close of business on the New York Stock Exchange (generally 4:00 p.m. Eastern time) and your purchase order is otherwise in good order (i.e., you have included a properly completed application and/or other required documentation). We may charge a fee of $25 for each check returned unpaid due to insufficient funds.

BY WIRE

You may purchase shares by wiring federal funds directly to the Sentinel Funds on any day when both the New York Stock Exchange and Federal Reserve banks are open for business. To make your initial purchase by wire, call our toll-free number noted below and obtain an account number. You must first complete an application and return it to Sentinel Administrative Services, Inc. Your bank may charge you a fee to wire funds. Payments made by wire and received by Sentinel Administrative Services, Inc. on any business day are available to the Fund on the next business day.

      As a convenience to shareholders, Sentinel Financial Services Company will, acting for the Funds without charge, ordinarily accept orders from intermediaries who have agreements with respect to the Funds for the purchase of shares.

ONLINE

If you already have an account and have elected to do so, you may purchase shares of the Funds over the Internet by accessing the Funds' website at www.sentinelfunds.com.

BY AUTOMATIC INVESTMENT PLAN

This feature affords you the opportunity to dollar-cost-average using periodic electronic funds transfer from your bank account to the Fund(s) of your choice.

BY TELEPHONE

This feature enables you to purchase Fund shares via electronic funds transfer from your bank account by phoning Sentinel Administrative Services, Inc., or accessing our automated telephone system known as "OnCall 24".

BY GOVERNMENT DIRECT DEPOSIT

You may purchase Fund shares (minimum of $50.00 per transaction) by having local, state or Federal salary, Social Security, or certain veterans', military or other payments from the Federal government automatically deposited into your account. You may deposit as much of the payments as you elect. To enroll in Government Direct Deposit, please contact Sentinel Administrative Services, Inc.

BY PAYROLL SAVINGS PLAN

You may purchase Fund shares automatically on a regular basis by having money withheld from your paycheck, if your employer permits this. You may have part or all of your paycheck transferred to your existing Sentinel account each pay period. To establish a Sentinel Payroll Savings Plan account, please contact Sentinel Administrative Services, Inc.

INVESTMENT MINIMUMS

Fund/Class              Retirement             All Other Accounts      Automatic
                        Accounts                                       Investment Plan(1)

                        Initial   Subsequent   Initial   Subsequent
Conservative
Allocation              $1,000    $50          $ 5,000   $100          $100
-----------------       --------------------   --------------------    --------------------
Short Maturity
Government
(Class A)               $1,000    $50          $ 1,000   $50           $50
-----------------       --------------------   --------------------    --------------------
Short Maturity
Government
(Class S)               $1,000    $50          $50,000   $50           $50(2)
-----------------       --------------------   --------------------    --------------------
All other Funds         $1,000    $50          $ 1,000   $50           $50
-----------------       --------------------   --------------------    --------------------

(1)   These also apply to investments through the Payroll Savings Plan.
(2) The Automatic Investment Plan may not be used to make an initial investment in the Class S shares of the Short Maturity Government Fund.


                                   VISIT US ONLINE AT WWW.SENTINELFUNDS.COM   43
                                                                      Prospectus

Except for the Short Maturity Government Fund, investment minimums are determined by Fund rather than Class. These investment minimums apply to accounts held on the Funds' records. Intermediaries that maintain omnibus accounts on the Funds' records may establish different minimums for their clients holding through such omnibus accounts. In addition, the Fund may waive investment minimums to the extent such waivers are approved by the Fund's Chief Compliance Officer and reported to the Fund Board.

SELLING SHARES

You may redeem shares at net asset value, less any applicable CDSC, as of the close of business on the day your instructions are received prior to the close of the New York Stock Exchange ("NYSE") on a day it is open for business, which is usually 4:00 p.m. Eastern Time.

BY MAIL

If your shares are held directly with the Fund, you may sell your shares by providing Sentinel Administrative Services, Inc. with the appropriate instructions by mail. Your instructions must be signed by the registered owner(s) exactly as the shares are registered. If the proceeds of the redemption exceed $100,000, if the check is not made payable to the registered owner(s) and mailed to the record address, or if the record address has been changed within the past 30 days, the signatures of the registered owner(s) must be guaranteed by an eligible financial institution that meets Sentinel Administrative Services, Inc.'s requirements.

      For the convenience of shareholders, Sentinel Financial Services, Inc., acting for the Funds without charge, ordinarily accepts redemption orders from intermediaries who have sales agreements with respect to the Funds. Dealers may charge you a fee with respect to such redemption.

BY TELEPHONE

If your shares are held directly with the Fund, you may redeem up to $250,000 from your account each business day by providing instructions to do so over the telephone, by calling Sentinel Administrative Services, Inc. at 1-800-282-FUND
(3863). You may request that a check made payable to the registered owners be sent to their address of record, or you may request that the proceeds be sent directly to a predesignated commercial bank account. If proceeds are wired to your bank, we will deduct a fee of $20 from the proceeds. In addition, it is possible that your bank may charge a fee for receiving wire transfers. You may request a redemption on the Funds' automated voice response system, also limited to a maximum of $250,000.

      Neither the Funds, Sentinel Financial Services Company nor Sentinel Administrative Services, Inc. is responsible for the authenticity of exchange or redemption instructions received by telephone, and they are not liable in the event of an unauthorized telephone exchange or redemption, provided that, in the case of the Funds, the Funds have followed procedures reasonably designed to prevent losses. In processing telephone exchange or redemption requests, the Funds will use reasonable procedures to confirm that telephone instructions are genuine, and if these procedures are not employed, the Funds may be liable for any resulting losses. These procedures include receiving all calls for telephone redemptions and exchanges on a recorded telephone line, and screening callers through a series of questions regarding specific account information. You may indicate on your purchase application that you do not wish to have telephone transaction privileges.

BY FACSIMILE

SASI will generally accept transaction instructions in good form via facsimile from intermediaries if the intermediary has made prior arrangements with SASI. SASI may require the intermediary to provide indemnification and/or a signature guarantee for transactions by facsimile. Call 1-800-282-FUND (3863) for additional information and instructions regarding transacting by facsimile.

ONLINE

You may redeem up to $250,000 from your account each business day by providing instructions to do so over the Funds' website at www.sentinelfunds.com. You may request that a check made payable to the registered owners be sent to their address of record, or you may request that the proceeds be sent directly to a predesignated commercial bank account. If proceeds are wired to your bank, we will deduct a fee of $20 from the proceeds. In addition, it is possible that your bank may charge a fee for receiving wire transfers.

      Neither the Funds, Sentinel Financial Services Company nor Sentinel Administrative Services, Inc. is responsible for the authenticity of exchange or redemption instructions received online, and they are not liable in the event of an unauthorized online exchange or redemption, provided


44   FOR INFORMATION AND ASSISTANCE CALL YOUR FINANCIAL ADVISOR OR
     INVESTOR SERVICES AT 1-800-282-FUND (3863)
Prospectus
that, in the case of the Funds, the Funds have followed procedures reasonably designed to prevent losses. In processing online exchange or redemption requests, the Funds will use reasonable procedures to confirm that online instructions are genuine, and if these procedures are not employed, the Funds may be liable for any resulting losses. These procedures include restricting access to the section of the website on which transaction instructions may be entered to those who enter a password selected by the shareholder.

BY CHECKWRITING

If you own Class A shares of the Conservative Allocation, Government Securities, High Yield Bond, Short Maturity Government or U.S. Treasury Money Market Funds, you may sell shares by writing a check against your account. This checkwriting privilege is free. There is a $500 minimum on checks, except that the minimum is $250 for the U.S. Treasury Money Market Fund. The Funds reserve the right to withhold the proceeds of a redemption of shares purchased by check until the check has cleared, which may take up to 15 days after the purchase date. Redemptions by checkwriting are taxable transactions. Sentinel Administrative Services, Inc. provides overdraft protection by automatically transferring available funds from your other identically registered accounts if you have available balances. A fee of $30.00 will be charged to the account when funds are transferred from protecting account(s) to cover an overdraft.

BY SYSTEMATIC WITHDRAWAL

You may arrange to receive automatic regular withdrawals from your account. Withdrawal payments generally should not be considered as dividends. Withdrawals generally are treated as sales of shares and may result in a taxable gain or loss. You must reinvest dividends and capital gains distributions to use systematic withdrawals. No interest will accrue on amounts represented by uncashed checks sent under a systematic withdrawal plan.

EXCHANGING SHARES

You may exchange shares of one Sentinel Fund for shares of the same class of another Sentinel Fund, without charge, by phoning Sentinel Administrative Services, Inc. or by providing appropriate instructions in writing to Sentinel Administrative Services, Inc. You may also set up your account to exchange automatically a specified number or dollar-value of shares in one of the Sentinel Funds into shares of the same class in another Sentinel Fund at regular intervals. Initial purchases of less than $1 million of the Short Maturity Government Fund and the Government Securities Fund must remain in the account for 90 days before they are eligible for an exchange. New purchases must remain in an account for 15 days before they can be exchanged to another Sentinel Fund (this does not apply to initial purchases into the U.S. Treasury Money Market
Fund). We may modify or terminate the exchange privilege in accordance with the rules of the Securities and Exchange Commission (the current rules require 60 days advance notice to shareholders prior to the modification or termination of the exchange privilege).

CLASS A SHARES

If you initially buy Class A shares in the U.S. Treasury Money Market Fund, you may not exchange into other Sentinel Funds without being treated as an initial purchaser of the other fund's shares. Holding periods for shares which have been exchanged for the currently held shares will be included in the holding period of the current shares, except that time in the U.S. Treasury Money Market Fund will not count toward the holding period necessary to reduce or eliminate any applicable CDSC, or to be converted into Class A shares. The normal minimum account sizes apply to new accounts opened by exchange.

CLASS B SHARES

Class B shareholders may exchange into other Funds that offer Class B shares.

CLASS C SHARES

Class C shareholders may only exchange into Sentinel Funds that offer Class C shares, except Class C shares may be exchanged for Class A shares of the U.S. Treasury Money Market Fund (but if the Class C shares had not been held for a year before the exchange into the U.S. Treasury Money Market Fund, a 1.00% CDSC may apply if the U.S. Treasury Money Market Fund shares are then redeemed). The U.S. Treasury Money Market Fund shares may be exchanged back into Class C shares at any time.

CLASS D SHARES

Class D shareholders may exchange into Class A shares of the U.S. Treasury Money Market Fund. The U.S. Treasury Money Market Fund shares may be exchanged back into Class D shares of the Balanced Fund at any time. If these U.S. Treasury Money Market Fund shares are subsequently


                                   VISIT US ONLINE AT WWW.SENTINELFUNDS.COM   45
                                                                      Prospectus
redeemed, however, we will assess a CDSC in the amount which would have applied to the Class D shares of the Balanced Fund on the date of the exchange into the U.S. Treasury Money Market Fund.

CLASS S SHARES

If you purchase Class S shares of the Short Maturity Government Fund, you will have the ability to exchange at net asset value for the Class A shares of each of the other Sentinel Funds, except that you may not exchange shares originally purchased as Class S shares of the Short Maturity Government Fund into Class A shares of the Short Maturity Government Fund. However, initial purchases of the Class S shares of the Short Maturity Government Fund must remain in the account for 90 days before they are eligible for an exchange. Exchanges into the Class S shares of the Short Maturity Government Fund are not permitted.

TRANSFERS OF OWNERSHIP OF SHARES

When you need to change ownership of your shares or change the name on an account, a Sentinel Administrative Services, Inc. representative will assist you.

ADDITIONAL INFORMATION ABOUT BUYING, SELLING AND EXCHANGING SHARES

CUSTOMER IDENTIFICATION REQUIREMENT

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. This means when you open an account, we will ask for your name, address, date of birth and other information that will allow us to identify you. We may also ask to see your driver's license or other identifying documents.

FOREIGN ADDRESSES

Because the Funds are not registered for sales outside of the U.S., they cannot accept new accounts or investments into an account with a mailing address that is not within the U.S. or a military address. You may hold or redeem shares from, but not purchase shares into, an account originally established with a U.S. address if your address is later changed to a foreign address, but all future dividend and capital gains distributions must be paid in cash.

REDEMPTION PROCEEDS

If a redemption is paid by check, Sentinel Administrative Services, Inc. will normally mail you a check in payment for your shares within seven days after it receives all documents required to process the redemption. We may delay payment during any period in which the right of redemption is suspended or date of payment is postponed because the NYSE is closed, trading on the NYSE is restricted, or the Securities and Exchange Commission deems an emergency to exist. No interest will accrue on amounts represented by uncashed redemption checks. We may require additional documentation to redeem shares that are registered in the name of a corporation, trust, company retirement plan, agent or fiduciary, or if a shareholder is deceased. The Funds reserve the right to withhold the proceeds of a redemption of shares purchased by check until the check has cleared, which may take up to 15 days after the purchase date. Distributions from retirement plans may be subject to withholding by the Internal Revenue Service under the Code. In its discretion, the Funds may reinvest redemption checks that remain uncashed for more than one year.

SHARE CERTIFICATES

The Funds are not required to and do not expect to issue share certificates. If you are the shareholder of record and have a certificate representing ownership in a Fund, you can redeem your shares by mailing the certificate to Sentinel Administrative Services, Inc., P.O. Box 1499, Montpelier, VT 05601-1499, with appropriate instructions to redeem. Your instructions should be signed by the registered owner(s) exactly as the shares are registered. The signatures of the registered owner(s) must be guaranteed by an eligible financial institution which meets Sentinel Administrative Services, Inc.'s requirements if the proceeds of the redemption exceed $100,000, if the check is not made payable to the registered owner(s) and mailed to the record address, or if the record address has been changed within the past 30 days.

WE SUGGEST SENDING CERTIFICATES BY CERTIFIED MAIL. You may also redeem share certificates by presenting them in person to Sentinel Administrative Services, Inc. at its office at One National Life Drive, Montpelier, Vermont.

SMALL COMPANY FUND CLOSING

Sentinel currently intends to close the Fund to new investors on or about the time its assets reach approximately $1.6 billion.


46 FOR INFORMATION AND ASSISTANCE CALL YOUR FINANCIAL ADVISOR OR INVESTOR SERVICES AT 1-800-282-FUND (3863)
Prospectus

TELEPHONE OR ONLINE DELAYS

During periods of drastic economic or market changes, it is possible that telephone or online transactions may be difficult to implement. If you experience difficulty contacting us by telephone or online, please write to Sentinel Administrative Services, Inc. at P.O. Box 1499, Montpelier, VT 05601-1499.

UNDESIGNATED INVESTMENTS

When all or a portion of a purchase is received for investment without a clear Fund designation or for investment in one of our closed classes or Funds, we may return the money to you or we may deposit the undesignated portion or the entire amount, as applicable, into the Class A shares of the U.S. Treasury Money Market Fund. We will treat your inaction as approval of this purchase. You may at any time after the purchase direct us to redeem or exchange these shares of the U.S. Treasury Money Market Fund, at the next net asset value calculated after we accept such direction. All transactions will be subject to any applicable sales load.

CERTAIN ACCOUNT FEES AND MINIMUM ACCOUNT SIZE

Due to the expense of maintaining accounts with small balances, we reserve the right to liquidate, and/or to charge an annual maintenance fee of up to $25 to any account that has a current value less than $1,000 and that has been open for at least 24 months. This fee will be deducted automatically from each participant account in June of each year unless it is prepaid.

MISCELLANEOUS FEES

CUSTODIAL ACCOUNT FEES Custodial accounts for which Sentinel Administrative Services, Inc. is the agent for the custodian will also pay the following fees:

Annual Custodial Fee per Social Security Number ......................... $15.00
Closeout Fee per Account ................................................ $15.00
Transfer of Assets per Transaction ...................................... $25.00

A portion of these fees are paid to the custodian and a portion are paid to Sentinel Administrative Services, Inc., which provides certain services to these accounts as agent for the custodian.

SERVICE FEES

Express Mail Deliveries ................................................. $15.00
Federal Funds Wire ...................................................... $20.00
Bounced check-writing checks ............................................ $25.00
Bounced check received for deposit ...................................... $25.00
Excessive Trading Fee ................................... 2% of amount exchanged or redeemed

SERVICES FOR EMPLOYEE BENEFIT PLANS

Sentinel Administrative Services, Inc. offers participant record keeping services to employer-sponsored retirement plans such as 401(k), pension or profit sharing plans. Services include the ability to support valuation plans with internet and automated telephone services with access to plan and participant level information for the sponsor, plan participants, plan administrators and registered representatives.

      Plans which elect to utilize the services will be assessed an annual service fee for each participant account, in the amounts shown below.

Average Account Value                              Fee Per Participating Account
$0 - $999 ............................................................... $20.00
$1,000 - $2,999 ......................................................... $10.00
$3,000 and over ......................................................... No Fee

EXCESSIVE TRADING POLICY

Excessive trading (which may be as a result of market timing) by shareholders of a Fund, in particular Funds other than the U.S. Treasury Money Market Fund, may harm performance by disrupting portfolio management strategies and by increasing expenses, including brokerage and administrative costs, and may dilute the value of the holdings of other shareholders. Excessive trading may cause a Fund to retain more cash than the Fund's portfolio manager would normally retain in order to meet unanticipated redemptions or may force the Fund to sell portfolio securities at disadvantageous times to raise the cash needed to meet those redemption or exchange requests. The Funds will not accommodate excessive trading in any Fund, and they have therefore adopted a policy to deter such trading. The policy has been reviewed and approved by the Board of Directors of the Funds. Under this policy, a Fund will reject any purchase order or exchange request if the Fund has determined that an investor's trading, in the judgment of the Fund, has been or may be disruptive to a Fund. In making this judgment, a Fund may consider trading done in multiple accounts under common ownership or control.

      Certain types of regular transactions that will not be deemed by the Funds to be excessive trading for this purpose include systematic exchanges, dollar cost averaging, regular rebalancing of holdings in the Funds (e.g., periodic rebalancing to maintain an investment advisor's asset allocations model) and pre-authorized withdrawals.


                                   VISIT US ONLINE AT WWW.SENTINELFUNDS.COM   47
                                                                      Prospectus

      The policy applies to all shareholders. However, a Fund may not be able to determine that a specific purchase order or request for exchange or redemption, particularly an order or request made through omnibus accounts or 401(k) plans, is excessive or disruptive to the Fund. The Funds therefore make no representation that all such purchase orders or exchange requests can or will be rejected. In addition, with respect to shares held on the books of third party intermediaries, such as retirement plan administrators, the Funds may work with such intermediaries to implement alternate procedures that the Funds determine are reasonably designed to achieve the objective of the Funds' excessive trading policy. Where an intermediary adopts such procedures, shareholders whose accounts are on the books of such intermediary will be subject to that intermediary's procedures, which may differ from the procedures applied by the Funds to accounts held directly on the Funds' books, but which are reasonably designed to achieve the same objective.

      Each Fund, except the U.S. Treasury Money Market Fund, has also adopted a redemption fee. For the Balanced, Capital Growth, Common Stock, Conservative Allocation, Government Securities, Growth Leaders, Mid Cap Growth and Short Maturity Government Funds, a fee of 1% will be assessed on the redemption of shares held for 15 calendar days or less. For the High Yield Bond, International Equity and Small Company Funds, a fee of 2% will be assessed on the redemption of shares held for 30 calendar days or less.

      Redemption fees may not apply to certain transactions if you or your financial intermediary make the Fund's transfer agent aware of the circumstances and provide any requested documentation regarding such circumstances prior to your redemption, including redemptions related to death, disability or qualified domestic relations order; certain types of account transactions, such as redemptions pursuant to systematic withdrawal programs, withdrawals due to disability, and redemptions related to payment of custodian fees; and certain types of retirement plan transactions, such as loans or hardship withdrawals, minimum required distributions, redemptions pursuant to systematic withdrawal programs, forfeiture of assets, return of excess contribution amounts or redemptions related to payment of plan fees. Certain intermediaries may not apply all of these waivers, may apply other reasonable waivers or may pay redemption fees on behalf of their clients.

HOW ARE THE FUNDS PRICED?

Net asset value for each Fund is calculated once each business day that the NYSE is open, at the close of the NYSE, usually 4:00 p.m. Eastern Time, and becomes effective immediately upon its determination. The net asset value per share is computed by dividing the total value of the assets of each Fund, less its liabilities, by the total number of each Fund's outstanding shares. The Funds' investments are valued as shown below:

o Domestic equity securities are valued at the latest transaction prices on the principal stock exchanges on which they are traded.

o Equity securities held by the Conservative Allocation Fund and the International Equity Fund and traded primarily on foreign markets are valued based on the latest transaction prices on the principal stock exchanges on which they are trading, which may be adjusted to reflect events that occur between the close of those markets and the Fund's determination of net asset value. Both the latest transaction prices and adjustments are furnished by an independent pricing service, subject to supervision by the Funds' Board of Directors, which has delegated this responsibility to the Funds' pricing committee, subject to the Board's review and supervision.

o Unlisted and listed securities for which there were no sales or insufficient sales during the day are valued at the mean between the latest available bid and asked prices.

o Fixed-income securities are valued daily on the basis of valuations furnished by an independent pricing service that, under the supervision of the Board of Directors of the Funds, determines valuations for normal institutional-sized trading units of debt securities, without exclusive reliance upon quoted prices. The valuations by the pricing service are believed to reflect more accurately the fair market value of such securities than the last reported sale.

o Financial futures are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

o Exchange-traded options are valued at the last sale price unless there is no timely sale price, in which event an average of current bids and offers provided by market makers is used.

o Money market securities are valued on the basis of amortized cost, which involves valuing a portfolio instrument


48   FOR INFORMATION AND ASSISTANCE CALL YOUR FINANCIAL ADVISOR OR
     INVESTOR SERVICES AT 1-800-282-FUND (3863)
Prospectus
      at its cost initially and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument.

In addition to events that occur between the close of the foreign markets and the Funds' determination of net asset value, which potentially affect the value of foreign securities, there may occur events that are expected to materially affect the value of a Fund's portfolio securities regardless of whether they are traded on foreign or domestic markets. Upon such events, the Fund's Board may value such securities at their fair value. The Board has delegated this responsibility to a pricing committee, subject to its review and supervision. Events that may materially affect the value of portfolio securities include events affecting specific issuers (e.g., a halt in trading of the securities of an issuer on an exchange during the trading day or a company report or announcement regarding earnings or a merger) or events affecting securities markets generally (e.g., market volatility, including a substantial upward or downward movement of the U.S. markets, economic or political news or a natural disaster).

      The Funds' use of fair value pricing is designed to ensure that each Fund's net asset value reflects the value of its underlying portfolio securities as accurately as possible. There can be no assurance, however, that a fair valuation used by a Fund on any given day will more accurately reflect the market value of a security or securities than the market price of such security or securities on that day.

      The Funds account for securities transactions on the next business day following a trade (trade date plus one), except that transactions may be booked on the trade date when a trade occurs on the end of a financial reporting period or, on occasion, if Sentinel believes a significant price movement may impact the Fund's net asset value.

         The per share net asset value of Class A shares generally will be higher than the per share net asset value of Class B, Class C, Class D or Class S shares, reflecting the higher daily expense accruals of Class B, Class C, Class D and Class S shares. It is expected, however, that the per share net asset value of the classes will tend to converge (although not necessarily meet) immediately after the payment of dividends or distributions. Dividends and distributions will differ by the appropriate amount of the expense accrual differences between the classes.

DIVIDENDS, CAPITAL GAINS AND TAXES

THE FUNDS DISTRIBUTE THEIR NET INVESTMENT INCOME, IF ANY, AS FOLLOWS:

Fund                                                              Dividends Paid
Balanced Fund .........................................................Quarterly
Capital Growth Fund ................................................... Annually
Common Stock Fund .....................................................Quarterly
Conservative Allocation Fund ..........................................  Monthly
Government Securities Fund ............................................  Monthly
Growth Leaders Fund ................................................... Annually
High Yield Bond Fund ..................................................  Monthly
International Equity Fund ............................................. Annually
Mid Cap Growth Fund ................................................... Annually
Short Maturity Government Fund ........................................  Monthly
Small Company Fund .................................................... Annually

The U.S. Treasury Money Market Fund's net income is determined as of the close of business, 4:00 p.m. Eastern Time, on each day the NYSE is open. The Fund declares dividends of all of its daily net income to shareholders of record as of the close of business the preceding business day. Dividends are declared and accrued each day the NYSE is open and are payable monthly. The amount of the dividend may fluctuate daily and dividends will not be paid on days when net realized losses on securities in the portfolio or expenses exceed the Fund's income.

      For each Fund, distributions of any net realized capital gains for a fiscal year are generally paid in December, following the November 30th fiscal year-end.

      You may elect to receive all or any part of your dividends and/or capital gains distributions in cash, shares of your Fund, or shares of the same class of another Fund. Unless you elect otherwise, your dividends and capital gains distributions will be reinvested in shares of the same Fund. Any dividend or distribution of less than $10.00 must be reinvested. If you elect to receive distributions by check, in its discretion the Fund may reinvest previously issued distribution checks and also reinvest future distributions. This may occur if (1) a distribution check remains uncashed and outstanding for six months or (2) the post office is unable to deliver the check to you. No interest will accrue on amounts represented by uncashed dividend or other distribution checks. To change the current option for payment of dividends and capital gains distributions, please call 1-800-282-FUND (3863).


                                   VISIT US ONLINE AT WWW.SENTINELFUNDS.COM   49
                                                                      Prospectus

      You will pay tax on dividends and capital gains distributions from the Funds whether you receive them in cash, additional shares or shares of another Sentinel Fund. If you redeem Fund shares or exchange them for shares of another Fund, any gain on the transaction may be subject to tax. Certain dividend income, including dividends received from qualifying foreign corporations, and long-term capital gain are eligible for taxation at a reduced rate that applies to individual shareholders. However, to the extent a Fund's distributions are derived from income on debt securities and non-qualifying foreign corporations and/or short-term capital gain, its distributions will not be eligible for this reduced tax rate.

      If you are neither a lawful permanent resident nor a citizen of the U.S. or if you are a foreign entity, the Funds' ordinary income dividends will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies. However, for taxable years beginning after December 31, 2004 and before January 1, 2008, certain distributions designated by a Fund as either interest-related dividends or short-term gain dividends and paid to a foreign shareholder would be eligible for exemption from the U.S. withholding tax.

      Dividends and interest received by the International Equity Fund and, to a lesser extent, the Balanced, Common Stock, Conservative Allocation, High Yield Bond, Mid Cap Growth and Small Company Funds, may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate these taxes. Shareholders in the International Equity Fund may be able to claim a credit or deduction with respect to such taxes if certain requirements are met. However, it is unlikely that a credit or deduction will be available to shareholders of the Balanced, Common Stock, High Yield Bond, Mid Cap Growth and Small Company Funds with respect to such taxes.

      By law, your redemption proceeds and dividends of ordinary income and capital gains will be subject to a withholding tax if you have not provided a taxpayer identification number or social security number or if the number you have provided is incorrect.

      This section summarizes some of the consequences under current federal tax law of investment in the Funds. It is not a substitute for personal tax advice. Consult your personal tax advisor about the potential tax consequences of an investment in any of the Funds under all applicable tax laws.

WHO MANAGES THE FUNDS?

Sentinel manages the Funds' investments and their business operations under the overall supervision of the Funds' Board of Directors. Sentinel has the responsibility for making all investment decisions for the Funds, except where it has retained a subadvisor to make the investment decisions for a Fund. The Conservative Allocation Fund's advisory agreement was amended on August 11, 2006. If the amended agreement had been in place during the entire fiscal year ended November 30, 2006, the Fund would have paid Sentinel at a rate of 0.55% of the Fund's average daily net assets.

      Until August 11, 2006, Evergreen Investment Management Company LLC ("Evergreen") was the subadvisor managing the investments of the Conservative Allocation Fund. Until December 15, 2005, INVESCO Global Asset Management (N.A.), Inc. subadvised the International Equity Fund.

      Sentinel is an indirectly wholly owned subsidiary of the National Life Holding Company. Its principal business address is One National Life Drive, Montpelier, Vermont 05604.

      The Funds' investment advisory contracts call for each applicable Fund to pay Sentinel's fees, which for the fiscal year ended November 30, 2006 were paid at a rate equal to the percentage of the Fund's average daily net assets shown below:

Balanced Fund ............................................................ 0.54%
Capital Growth Fund(1) ................................................... 0.70%
Common Stock Fund ........................................................ 0.64%
Conservative Allocation Fund ............................................. 0.59%
Government Securities Fund ............................................... 0.51%
Growth Leaders Fund1 ..................................................... 0.90%
High Yield Bond Fund ..................................................... 0.71%
International Equity Fund ................................................ 0.69%
Mid Cap Growth Fund ...................................................... 0.69%
Short Maturity Government Fund ........................................... 0.51%
Small Company Fund ....................................................... 0.55%
U.S. Treasury Money Market Fund .......................................... 0.40%

(1) For the fiscal period from March 17, 2006 (beginning of operations) to November 30, 2006.

      Certain Funds' advisory agreements were amended effective December 19, 2005 or February 1, 2006. Under the amended advisory agreements, the International Equity, Mid Cap Growth and Small Company Funds' assets are no longer aggregated with each other or with the Balanced Fund when determining the breakpoint level for each Fund's


50   FOR INFORMATION AND ASSISTANCE CALL YOUR FINANCIAL ADVISOR OR
     INVESTOR SERVICES AT 1-800-282-FUND (3863)
Prospectus
advisory fee. In addition, each of these Funds and each of the Common Stock, Government Securities, High Yield Bond and Short Maturity Government Funds are subject to new advisory fee schedules. If the amended advisory agreements had been in place during the entire fiscal year ended November 30, 2006, the Funds shown below would have paid Sentinel the following fees:

Balanced Fund ............................................................ 0.53%
Common Stock Fund ........................................................ 0.64%
Government Securities Fund ............................................... 0.53%
High Yield Bond Fund ..................................................... 0.70%
International Equity Fund ................................................ 0.70%
Mid Cap Growth Fund ...................................................... 0.70%
Short Maturity Government Fund ........................................... 0.53%
Small Company Fund ....................................................... 0.61%

      A discussion regarding the basis for the Board of Directors' most recent approval of the Funds' investment advisory contracts is available in the Funds' Annual Report for the fiscal year ended November 30, 2006 or, with respect to the Capital Growth and Growth Leaders Funds, is available in the Funds' Annual Report dated June 30, 2006.

PORTFOLIO MANAGERS

Sentinel's staff is organized as six teams.
The International Team is headed by Katherine Schapiro.
The Large-Cap Growth Team is headed by Elizabeth R. Bramwell.
The Large-Cap Blend Team is headed by Daniel J. Manion.
The Mid-Cap Growth Team is headed by Paul Kandel.
The Small-Cap Team is headed by Charles C. Schwartz.
The Fixed-Income Team is headed by Thomas H. Brownell.
The teams may include additional portfolio managers and a number of analysts.

THE FOLLOWING INDIVIDUALS ARE THE FUNDS'PORTFOLIO MANAGERS:

BALANCED FUND

Mr. Brownlee manages the fixed-income portion and Mr. Manion manages the equity portion of the Balanced Fund. Mr. Brownlee has been associated with Sentinel since 1993, and has managed the fixed-income portion of the Fund since 2000. Mr. Brownlee holds the Chartered Financial Analyst designation. Mr. Manion has been associated with Sentinel since 1993 and is Sentinel's Director of Equity Research. He has managed the equity portion of the Fund since 2004. Mr. Manion holds the Chartered Financial Analyst designation.

CAPITAL GROWTH FUND

Ms. Bramwell manages the Capital Growth Fund. Ms. Bramwell has been associated with Sentinel since 2006 and has managed the Fund or its predecessor since its inception in 1994. Prior to joining Sentinel, Ms. Bramwell was the Chief Executive Officer of Bramwell Capital Management, Inc., which she founded in 1994, and the Chair, President and Chief Investment Officer of The Bramwell Funds, Inc. Ms. Bramwell holds the Chartered Financial Analyst designation.

COMMON STOCK FUND

Mr. Manion manages the Common Stock Fund. Mr. Manion has been associated with Sentinel since 1993 and is the Director of Equity Research for Sentinel. Mr. Manion has managed or co-managed the Fund since 1994. Mr. Manion holds the Chartered Financial Analyst designation.


                                   VISIT US ONLINE AT WWW.SENTINELFUNDS.COM   51
                                                                      Prospectus

CONSERVATIVE ALLOCATION FUND

Mr. Manion is the Fund's lead portfolio manager and manages the domestic equity portion of the Fund's portfolio. David M. Brownlee manages the investment-grade bond portion, Daniel E. Gass manages the high-yield bond portion, and Katherine Schapiro manages the international equity portion of the Fund's portfolio. Mr. Brownlee has been associated with Sentinel since 1993. Mr. Brownlee holds the Chartered Financial Analyst designation. Mr. Gass has been associated with Sentinel or an affiliate since 1999 and is Sentinel's Director of Credit Research. Mr. Gass holds the Chartered Financial Analyst designation. Mr. Manion has been associated with Sentinel since 1993 and is Sentinel's Director of Equity Research. Mr. Manion holds the Chartered Financial Analyst designation. Ms. Schapiro has been associated with Sentinel since 2005. From 2001 to 2004, she was a portfolio manager with Strong Capital Management, Inc. From 1992 to 2001, she was a portfolio manager with Wells Capital Management, Inc. Ms. Schapiro holds the Chartered Financial Analyst designation.

GOVERNMENT SECURITIES FUND

Mr. Brownlee manages the Government Securities Fund. Mr. Brownlee has been associated with Sentinel since 1993, and has managed the Fund since 1993. Mr. Brownlee holds the Chartered Financial Analyst designation.

GROWTH LEADERS FUND

Ms. Bramwell manages the Growth Leaders Fund. Ms. Bramwell has been associated with Sentinel since 2006 and has managed the Fund or its predecessor since its inception in 1999. Prior to joining Sentinel, Ms. Bramwell was the Chief Executive Officer of Bramwell Capital Management, Inc., which she founded in 1994, and the Chair, President and Chief Investment Officer of The Bramwell Funds, Inc. Ms. Bramwell holds the Chartered Financial Analyst designation.

HIGH YIELD BOND FUND

Mr. Gass has managed the High Yield Bond Fund since 2005. Mr. Gass has been associated with Sentinel or an affiliate since 1999 and is Sentinel's Director of Credit Research. Mr. Gass holds the Chartered Financial Analyst designation.

INTERNATIONAL EQUITY FUND

Katherine Schapiro manages the International Equity Fund. Ms. Schapiro has been associated with Sentinel and has managed the Fund since 2005. From 2001 to 2004, she was a portfolio manager with Strong Capital Management, Inc. From 1992 to 2001, she was a portfolio manager with Wells Capital Management, Inc. Ms. Schapiro holds the Chartered Financial Analyst designation.

MID CAP GROWTH FUND

Paul Kandel manages the Mid Cap Growth Fund. Mr. Kandel has been associated with Sentinel since 2006 and has managed the Fund since June 2006. From 1994 to June 2005, Mr. Kandel was a senior portfolio manager with The Dreyfus Corporation.

SHORT MATURITY GOVERNMENT FUND

Mr. Brownlee manages the Short Maturity Government Fund. Mr. Brownlee has been associated with Sentinel since 1993, and has managed the Fund since 1995. Mr. Brownlee holds the Chartered Financial Analyst designation.

SMALL COMPANY FUND

Betsy Pecor and Mr. Schwartz co-manage the Small Company Fund. Ms. Pecor has been associated with Sentinel or its affiliates since 2000 and has managed the Fund since 2005. She holds the Chartered Financial Analyst designation. Mr. Schwartz has been associated with Sentinel since 1996 and has managed the Fund since 2004. He holds the Chartered Financial Analyst designation.

U.S. TREASURY MONEY MARKET FUND

Darlene Coppola manages the U.S. Treasury Money Market Fund. Ms. Coppola has been associated with Sentinel or its affiliates since 1974 and has managed the Fund since 1993.

      For the portfolio manager(s) of each Fund other than the U.S. Treasury Money Market Fund, the Funds' Statement of Additional Information provides additional information about their compensation, the other accounts they manage and their ownership of securities in the Fund.


52 FOR INFORMATION AND ASSISTANCE CALL YOUR FINANCIAL ADVISOR OR INVESTOR SERVICES AT 1-800-282-FUND (3863)
Prospectus

SUPPLEMENTAL PERFORMANCE INFORMATION

Predecessors for the Capital Growth and Growth Leaders Funds were offered without a load. Below is supplemental performance information for those Funds' Class A shares without taking into account the front-end sales load.

                                                                                                    Past 10 Years
For the periods ended                                                        Past         Past         / Since
December 31, 2006                                                          One Year     5 Years       Inception
-----------------------------------------------------------------------------------------------------------------
CAPITAL GROWTH FUND(2)
Return Before Taxes: Class A                                                  8.39        2.69           7.74
Return After Taxes on Distributions:
Class A                                                                       6.67        2.04           6.74
Return After Taxes on Distributions and Sale of Fund Shares:
Class A                                                                       7.74        2.28           6.62
Russell 1000 Growth Index(3)                                                  9.07        2.69           5.44
Standard & Poor's 500 Composite Stock Price Index(1)                         15.79        6.19           8.42
Morningstar Large Growth
Category(4)                                                                   6.93        2.88           5.88
-----------------------------------------------------------------------------------------------------------------
GROWTH LEADERS FUND(2)
Return Before Taxes: Class A                                                 10.45        3.82           1.65(5)
Return After Taxes on Distributions:
Class A                                                                      10.44        3.81           1.60(5)
Return After Taxes on Distributions and Sale of Fund Shares:
Class A                                                                       6.80        3.28           1.38(5)
Russell 1000 Growth Index(3)                                                  9.07        2.69          -2.73(5)
Standard & Poor's 500 Composite Stock Price Index(1)                         15.79        6.19           2.20(5)
Morningstar Large Growth Category(4)                                          6.93        2.88          -0.45(5)

(1) The Standard & Poor's 500 Composite Stock Price Index consists of 500 stocks chosen for market size, liquidity, and industry group representation.

(2) Performance for the Capital Growth and Growth Leaders Funds prior to their inception on March 17, 2006 is based on the performance of the predecessor Bramwell Growth and Bramwell Focus Funds, respectively, which were offered without a sales load. Performance does not reflect the current sales load or the increase in the maximum Rule 12b-1 fees for Class A. If it did, returns would be lower.

(3) The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

(4) An average of funds within the Large Growth category as determined by Morningstar based on investment styles as measured by their underlying portfolio holdings.

(5) Since October 31, 1999, when the Fund's predecessor, the Bramwell Focus Fund, began operations. Morningstar Large Growth Category return is for the period beginning November 1, 1999.

Prior to forming Bramwell Capital Management, Inc., Ms. Bramwell was President, Chief Investment Officer, Portfolio Manager and a Trustee of The Gabelli Growth Fund from its inception, April 10, 1987, through February 9, 1994. The cumulative total return for The Gabelli Growth Fund from its inception through December 31, 1993 was 184%. At December 31, 1993, that fund had $695 million in net assets. As President and Chief Investment Officer of The Gabelli Growth Fund, Ms. Bramwell had full discretionary authority over the selection of investments for, and was primarily responsible for the day-to-day management of that fund. Average annualized total returns for the one-year, three-year and five-year periods ended December 31, 1993 and for the entire period during which Ms. Bramwell managed that fund compared with the performance of the S&P 500 Index were:

AVERAGE ANNUALIZED TOTAL RETURNS

Period Ended                            The Gabelli
12/31/93                                Growth Fund(1,2)      S&P 500 Index(3)
----------------------------------      ----------------      ----------------
One Year                                11.3%                 10.1%
----------------------------------      ----------------      ----------------
Three Years                             16.0%                 15.6%
----------------------------------      ----------------      ----------------
Five Years                              16.5%                 14.6%
----------------------------------      ----------------      ----------------
Inception through February 9, 1994      16.6%                 10.8%
----------------------------------      ----------------      ----------------

(1) Average annualized total return reflects changes in share prices and reinvestment of dividends and distributions and is net of all actual fees and expenses incurred by The Gabelli Growth Fund.

(2) The expense ratio of The Gabelli Growth Fund was capped at 2.00% for the period April 10, 1987 to December 31, 1987 (reflecting annualized reimbursement of expenses of 4.45%) and was capped at 2.30% for the 1988 calendar year, reflecting reimbursement of expenses of 2.08%. Thereafter, the expense ratio declined to 1.85% in 1989, 1.50% in 1990, 1.45% in 1991, 1.41% in 1992, 1.41% in 1993, and 1.36% in 1994, reflecting, in general, economies of scale associated with an increase in assets under management. Using the expense ratio of 1.26% for the Capital Growth Fund for the fiscal period from March 17, 2006 (beginning of operations) to November 30, 2006, the Gabelli Growth Fund's performance portrayed above would be higher in those time periods in which its expense ratio was less than 1.26% and lower in those time periods in which its expense ratio was more than 1.26%.

(3) The S&P 500 Index is an unmanaged index of common stocks that is considered to be generally representative of the United States stock market. The Index is adjusted to reflect reinvestment of dividends.

Historical performance is not indicative of future performance. Although the Capital Growth Fund's objectives, policies and strategies are substantially similar to those of the Gabelli Growth Fund during the periods above, the Gabelli Growth Fund is a separate fund and its historical performance is not indicative of the future performance of the Capital Growth Fund. Share prices and investment returns will fluctuate reflecting market conditions, as well as changes in company-specific fundamentals of portfolio securities.


                                   VISIT US ONLINE AT WWW.SENTINELFUNDS.COM   53
                                                                      Prospectus

Financial Highlights

The financial highlights table is intended to help you understand each Fund's financial performance for the past five years, or for the other applicable period of the Fund's operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned on an investment in each Fund, assuming reinvestment of all dividends and distributions. Per share data is calculated utilizing average daily shares outstanding. Financial highlights for the Capital Growth and Growth Leaders Funds prior to March 17, 2006 are based on the historical financial highlights of the predecessor Bramwell Growth and Bramwell Focus Funds, respectively.

                                           Income From Investment Operations              Less Distributions
                                        --------------------------------------  -----------------------------------------
                                                      Net gains or
                                                       losses on
                   Fiscal    Net asset     Net         securities               Dividends                                  Net asset
                    year       value,   investment  (both realized  Total from  (from net    Distributions                   value,
Fund/             (period    beginning    income          and       investment  investment  (from realized      Total        end of
Share Class        ended)    of period    (loss)       unrealized)  operations   income)        gains)      distributions    period
------------------------------------------------------------------------------------------------------------------------------------
BALANCED         11/30/02      $16.57     $ 0.32         $(1.50)      $(1.18)     $0.33         $0.96           $1.29        $14.10
CLASS A          11/30/03       14.10       0.24           1.81         2.05       0.25            --            0.25         15.90
                 11/30/04       15.90       0.28           1.29         1.57       0.28          0.36            0.64         16.83
                 11/30/05       16.83       0.32           0.86         1.18       0.34          0.82            1.16         16.85
                 11/30/06       16.85       0.37           1.53         1.90       0.38          0.36            0.74         18.01
------------------------------------------------------------------------------------------------------------------------------------
BALANCED         11/30/02      $16.61     $ 0.20         $(1.50)      $(1.30)     $0.20         $0.96           $1.16        $14.15
CLASS B          11/30/03       14.15       0.11           1.82         1.93       0.13            --            0.13         15.95
                 11/30/04       15.95       0.15           1.29         1.44       0.14          0.36            0.50         16.89
                 11/30/05       16.89       0.18           0.86         1.04       0.20          0.82            1.02         16.91
                 11/30/06       16.91       0.23           1.53         1.76       0.23          0.36            0.59         18.08
------------------------------------------------------------------------------------------------------------------------------------
BALANCED         11/30/02      $16.58     $ 0.18         $(1.49)      $(1.31)     $0.20         $0.96           $1.16        $14.11
CLASS C          11/30/03       14.11       0.08           1.82         1.90       0.09            --            0.09         15.92
                 11/30/04       15.92       0.13           1.29         1.42       0.14          0.36            0.50         16.84
                 11/30/05       16.84       0.16           0.87         1.03       0.19          0.82            1.01         16.86
                 11/30/06       16.86       0.21           1.52         1.73       0.22          0.36            0.58         18.01
------------------------------------------------------------------------------------------------------------------------------------
BALANCED         11/30/02      $16.51     $ 0.15         $(1.51)      $(1.36)     $0.14         $0.96           $1.10        $14.05
CLASS D          11/30/03       14.05       0.07           1.79         1.86       0.07            --            0.07         15.84
                 11/30/04       15.84       0.22           1.28         1.50       0.18          0.36            0.54         16.80
                 11/30/05       16.80       0.26           0.86         1.12       0.28          0.82            1.10         16.82
                 11/30/06       16.82       0.33           1.53         1.86       0.32          0.36            0.68         18.00
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL          06/30/02      $23.00     $(0.16)        $(2.53)      $(2.69)     $  --         $1.61           $1.61        $18.70
GROWTH           06/30/03       18.70      (0.15)         (1.29)       (1.44)        --            --              --         17.26
CLASS A          06/30/04       17.26      (0.17)          2.34         2.17         --            --              --         19.43
                 06/30/05       19.43      (0.13)          0.49         0.36         --          0.37            0.37         19.42
                 06/30/06       19.42      (0.10)          1.98         1.88         --          2.50            2.50         18.80
                 07/01/06-
                 11/30/06(A)    18.80      (0.01)          1.03         1.02         --            --              --         19.82
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL          03/17/06-
GROWTH           06/30/06(B)   $19.45     $(0.12)        $(0.61)      $(0.73)     $  --         $  --           $  --        $18.72
CLASS C          07/01/06-
                 11/30/06(A)    18.72      (0.13)          1.03         0.90         --            --              --         19.62
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL          11/30/02      $15.30     $ 0.07         $(2.93)      $(2.86)     $0.01         $  --           $0.01        $12.43
OPPORTUNITY^     11/30/03       12.43       0.10           1.35         1.45       0.06            --            0.06         13.82
CLASS A          11/30/04       13.82       0.19           0.64         0.83       0.09            --            0.09         14.56
                 11/30/05       14.56       0.14           0.89         1.03       0.33            --            0.33         15.26
                 11/30/06       15.26       0.01           1.06         1.07         --            --              --         16.33
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL          11/30/02      $15.06     $(0.06)        $(2.89)      $(2.95)     $  --         $  --           $  --        $12.11
OPPORTUNITY^     11/30/03       12.11      (0.02)          1.31         1.29         --            --              --         13.40
CLASS B          11/30/04       13.40       0.07           0.62         0.69         --            --              --         14.09
                 11/30/05       14.09      (0.02)          0.88         0.86       0.07            --            0.07         14.88
                 11/30/06       14.88      (0.19)          1.02         0.83         --            --              --         15.71
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL          11/30/02      $14.78     $(0.18)        $(2.80)      $(2.98)     $  --         $  --           $  --        $11.80
OPPORTUNITY^     11/30/03       11.80      (0.18)          1.22         1.04         --            --              --         12.84
CLASS C          11/30/04       12.84      (0.03)          0.60         0.57         --            --              --         13.41
                 11/30/05       13.41      (0.10)          0.87         0.77       0.02            --            0.02         14.16
                 11/30/06       14.16      (0.19)          0.97         0.78         --            --              --         14.94
------------------------------------------------------------------------------------------------------------------------------------


54 FOR INFORMATION AND ASSISTANCE CALL YOUR FINANCIAL ADVISOR OR INVESTOR SERVICES AT 1-800-282-FUND (3863)
Prospectus

This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the financial statements of the Funds, is included in the Funds' Annual Report to Shareholders, which is available upon request.

                                                      Ratios/Supplemental Data
----------------------------------------------------------------------------------------------------------------------------------
                                                                  Ratio of                            Ratio of net
                                               Ratio of          expenses to       Ratio of net     investment income
                                             expenses to         average net        investment      (loss) to average
              Net assets       Ratio of      average net        assets before         income        net assets before
  Total        at end of      expenses to   assets before      contractual and       (loss) to       contractual and     Portfolio
 return*        period        average net   custodian fee     voluntary expense     average net     voluntary expense     turnover
   (%)       (000 omitted)    assets (%)     credits**(%)   reimbursements***(%)    assets (%)    reimbursements***(%)    rate (%)
----------------------------------------------------------------------------------------------------------------------------------
  (7.67)        $188,386          1.20           1.21                1.21               2.06               2.06              159
  14.75          214,533          1.20           1.21                1.21               1.53               1.53              242
  10.12          231,599          1.17           1.17                1.17               1.73               1.73              220
   7.36          239,882          1.12           1.14                1.14               1.93               1.93              187
  11.64          249,398          1.10           1.11                1.11               2.18               2.18              209
----------------------------------------------------------------------------------------------------------------------------------
  (8.35)        $ 36,607          1.97           1.98                1.98               1.29               1.29              159
  13.74           33,652          2.06           2.07                2.07               0.68               0.68              242
   9.21           30,780          1.99           1.99                1.99               0.89               0.89              220
   6.42           27,012          2.02           2.03                2.03               1.03               1.03              187
  10.72           23,445          1.99           2.00                2.00               1.28               1.28              209
----------------------------------------------------------------------------------------------------------------------------------
  (8.47)        $  4,344          2.07           2.08                2.08               1.18               1.18              159
  13.56            4,811          2.26           2.26                2.26               0.47               0.47              242
   9.08            5,694          2.09           2.09                2.09               0.80               0.80              220
   6.35            6,449          2.09           2.10                2.10               0.97               0.97              187
  10.56            7,299          2.06           2.07                2.07               1.22               1.22              209
----------------------------------------------------------------------------------------------------------------------------------
  (8.82)        $  6,644          2.50           2.51                2.51               0.78               0.78              159
  13.28            8,951          2.43           2.44                2.44               0.29               0.29              242
   9.69           20,689          1.50           1.51                1.51               1.42               1.42              220
   6.98           21,692          1.41           1.42                1.42               1.65               1.65              187
  11.41           22,897          1.37           1.38                1.38               1.92               1.92              209
----------------------------------------------------------------------------------------------------------------------------------
 (11.94)        $191,395          1.63           1.63                1.63              (0.84)             (0.84)              66
  (7.70)         229,756          1.68           1.68                1.68              (1.01)             (1.01)              51
  12.57          217,178          1.64           1.64                1.64              (0.81)             (0.81)              47
   1.85          174,818          1.69           1.69                1.69              (0.61)             (0.61)              63
   9.94          131,400          1.66           1.66                1.66              (0.53)             (0.53)              39

   5.43++        124,054          1.26+          1.27+               1.27+             (0.12)+            (0.12)+              8++
----------------------------------------------------------------------------------------------------------------------------------

  (3.75)++      $    172          3.11+          3.12+               3.12+             (1.99)+            (1.99)+             39++

   4.81++            247          2.81+          2.82+               2.82+             (1.65)+            (1.65)+              8++
----------------------------------------------------------------------------------------------------------------------------------
 (18.73)        $ 47,721          0.65           0.65                0.79               0.49               0.36               29
  11.73           56,154          0.65           0.65                0.85               0.79               0.59               24
   6.03           61,945          0.65           0.65                0.81               1.37               1.21               19
   7.13           71,063          0.79           0.80                0.92               0.76               0.64               30
   7.01           61,243          1.32           1.34                1.47               0.02              (0.11)              49
----------------------------------------------------------------------------------------------------------------------------------
 (19.59)        $ 11,867          1.59           1.59                1.73              (0.44)             (0.58)              29
  10.65           12,952          1.60           1.60                1.80              (0.16)             (0.36)              24
   5.15           12,327          1.54           1.54                1.71               0.44               0.28               19
   6.11           15,301          1.77           1.79                1.91              (0.23)             (0.36)              30
   5.58            9,293          2.61           2.63                2.74              (1.27)             (1.39)              49
----------------------------------------------------------------------------------------------------------------------------------
 (20.16)        $    797          2.55           2.55                2.68              (1.39)             (1.52)              29
   8.81            1,228          2.96           2.96                3.16              (1.53)             (1.73)              24
   4.44            2,385          2.09           2.09                2.25               0.01              (0.15)              19
   5.74            3,224          2.13           2.15                2.27              (0.58)             (0.70)              30
   5.51            2,540          2.70           2.71                2.83              (1.36)             (1.47)              49
----------------------------------------------------------------------------------------------------------------------------------

VISIT US ONLINE AT WWW.SENTINELFUNDS.COM                                      55

                                             Prospectus

Selected per share data and ratios. Selected data for a share of capital stock outstanding throughout each fiscal period.

                                           Income From Investment Operations              Less Distributions
                                        --------------------------------------  -----------------------------------------
                                                      Net gains or
                                                       losses on
                   Fiscal    Net asset     Net         securities               Dividends                                  Net asset
                    year       value,   investment  (both realized  Total from  (from net    Distributions                   value,
Fund/             (period    beginning    income          and       investment  investment  (from realized      Total        end of
Share Class        ended)    of period    (loss)       unrealized)  operations   income)        gains)      distributions    period
------------------------------------------------------------------------------------------------------------------------------------
COMMON           11/30/02      $33.18     $ 0.22         $(3.91)      $(3.69)     $0.18         $3.61           $3.79        $25.70
STOCK            11/30/03       25.70       0.17           4.08         4.25       0.19            --            0.19         29.76
CLASS A          11/30/04       29.76       0.23           3.53         3.76       0.15          2.13            2.28         31.24
                 11/30/05       31.24       0.25           2.79         3.04       0.28          2.80            3.08         31.20
                 11/30/06       31.20       0.28           4.23         4.51       0.30          1.40            1.70         34.01
------------------------------------------------------------------------------------------------------------------------------------
COMMON           11/30/02      $33.04     $(0.05)        $(3.88)      $(3.93)     $  --         $3.61           $3.61        $25.50
STOCK            11/30/03       25.50      (0.08)          4.05         3.97       0.01            --            0.01         29.46
CLASS B          11/30/04       29.46      (0.06)          3.49         3.43         --          2.13            2.13         30.76
                 11/30/05       30.76      (0.01)          2.74         2.73       0.05          2.80            2.85         30.64
                 11/30/06       30.64      (0.02)          4.15         4.13       0.02          1.40            1.42         33.35
------------------------------------------------------------------------------------------------------------------------------------
COMMON           11/30/02      $33.08     $(0.06)        $(3.90)      $(3.96)     $  --         $3.61           $3.61        $25.51
STOCK            11/30/03       25.51      (0.14)          4.05         3.91       0.01            --            0.01         29.41
CLASS C          11/30/04       29.41      (0.08)          3.48         3.40         --          2.13            2.13         30.68
                 11/30/05       30.68      (0.07)          2.76         2.69       0.04          2.80            2.84         30.53
                 11/30/06       30.53      (0.05)          4.14         4.09       0.02          1.40            1.42         33.20
------------------------------------------------------------------------------------------------------------------------------------
CONSERVATIVE     03/10/03-
ALLOCATION^^     11/30/03(C)   $10.00     $ 0.32         $ 1.23       $ 1.55      $0.30         $  --           $0.30        $11.25
CLASS A          11/30/04       11.25       0.40           0.65         1.05       0.48          0.00****        0.48         11.82
                 11/30/05       11.82       0.41          (0.15)        0.26       0.43          0.23            0.66         11.42
                 11/30/06       11.42       0.42           0.60         1.02       0.46          0.21            0.67         11.77
------------------------------------------------------------------------------------------------------------------------------------
CONSERVATIVE     03/10/03-
ALLOCATION^^     11/30/03(C)   $10.00     $ 0.25         $ 1.25       $ 1.50      $0.26         $  --           $0.26        $11.24
CLASS B          11/30/04       11.24       0.31           0.64         0.95       0.39          0.00****        0.39         11.80
                 11/30/05       11.80       0.31          (0.15)        0.16       0.34          0.23            0.57         11.39
                 11/30/06       11.39       0.34           0.58         0.92       0.37          0.21            0.58         11.73
------------------------------------------------------------------------------------------------------------------------------------
CONSERVATIVE     03/10/03-
ALLOCATION^^     11/30/03(C)   $10.00     $ 0.27         $ 1.25       $ 1.52      $0.27         $  --           $0.27        $11.25
CLASS C          11/30/04       11.25       0.32           0.63         0.95       0.40          0.00****        0.40         11.80
                 11/30/05       11.80       0.33          (0.14)        0.19       0.37          0.23            0.60         11.39
                 11/30/06       11.39       0.31           0.59         0.90       0.34          0.21            0.55         11.74
------------------------------------------------------------------------------------------------------------------------------------
GOVERNMENT       11/30/02      $10.19     $ 0.51         $ 0.15       $ 0.66      $0.51         $  --           $0.51        $10.34
SECURITIES       11/30/03       10.34       0.38           0.12         0.50       0.46            --            0.46         10.38
CLASS A          11/30/04       10.38       0.39           0.10         0.49       0.45            --            0.45         10.42
                 11/30/05       10.42       0.43          (0.21)        0.22       0.45            --            0.45         10.19
                 11/30/06       10.19       0.47           0.06         0.53       0.48            --            0.48         10.24
------------------------------------------------------------------------------------------------------------------------------------
GOVERNMENT       06/01/06-
SECURITIES       11/30/06(D)   $ 9.96     $ 0.17         $ 0.29       $ 0.46      $0.18         $  --           $0.18        $10.24
CLASS C
------------------------------------------------------------------------------------------------------------------------------------
GROWTH           06/30/02      $ 9.89     $(0.10)        $(0.92)      $(1.02)     $  --         $  --           $  --        $ 8.87
LEADERS          06/30/03        8.87      (0.08)         (0.70)       (0.78)        --            --              --          8.09
CLASS A          06/30/04        8.09      (0.09)          1.47         1.38         --            --              --          9.47
                 06/30/05        9.47      (0.08)         (0.08)       (0.16)        --            --              --          9.31
                 06/30/06        9.31      (0.06)          1.34         1.28         --            --              --         10.59
                 07/01/06-
                 11/30/06(A)    10.59       0.01           0.56         0.57         --            --              --         11.16
------------------------------------------------------------------------------------------------------------------------------------
GROWTH           03/17/06-
LEADERS          06/30/06(B)   $10.95     $(0.04)        $(0.34)      $(0.38)     $  --         $  --           $  --        $10.57
CLASS C          07/01/06-
                 11/30/06(A)    10.57      (0.04)          0.55         0.51         --            --              --         11.08
------------------------------------------------------------------------------------------------------------------------------------


56 FOR INFORMATION AND ASSISTANCE CALL YOUR FINANCIAL ADVISOR OR INVESTOR SERVICES AT 1-800-282-FUND (3863)
Prospectus

                                                      Ratios/Supplemental Data
----------------------------------------------------------------------------------------------------------------------------------
                                                                  Ratio of                            Ratio of net
                                               Ratio of          expenses to       Ratio of net     investment income
                                             expenses to         average net        investment      (loss) to average
              Net assets       Ratio of      average net        assets before         income        net assets before
  Total        at end of      expenses to   assets before      contractual and       (loss) to       contractual and     Portfolio
 return*        period        average net   custodian fee     voluntary expense     average net     voluntary expense     turnover
   (%)       (000 omitted)    assets (%)     credits**(%)   reimbursements***(%)    assets (%)    reimbursements***(%)    rate (%)
----------------------------------------------------------------------------------------------------------------------------------
 (12.55)      $  889,066          1.02           1.02                1.02               0.76               0.76              55
  16.67          979,837          1.08           1.08                1.08               0.62               0.62              76
  13.19        1,042,308          1.05           1.05                1.05               0.76               0.76              57
  10.51        1,071,523          1.04           1.05                1.05               0.83               0.83              26
  15.18        1,114,097          1.10           1.10                1.13               0.88               0.86              13
----------------------------------------------------------------------------------------------------------------------------------
 (13.39)      $   80,772          1.95           1.96                1.96              (0.18)             (0.18)             55
  15.57           72,163          2.03           2.03                2.03              (0.32)             (0.32)             76
  12.12           61,909          1.99           1.99                1.99              (0.21)             (0.21)             57
   9.49           53,970          1.98           1.99                1.99              (0.11)             (0.11)             26
  14.08           47,559          2.05           2.06                2.08              (0.08)             (0.11)             13
----------------------------------------------------------------------------------------------------------------------------------
 (13.48)      $    5,018          2.01           2.02                2.02              (0.23)             (0.23)             55
  15.32            5,774          2.24           2.24                2.24              (0.54)             (0.54)             76
  12.03            6,530          2.06           2.06                2.06              (0.25)             (0.25)             57
   9.41            9,585          2.09           2.09                2.09              (0.20)             (0.20)             26
  14.00           14,869          2.12           2.13                2.16              (0.12)             (0.15)             13
----------------------------------------------------------------------------------------------------------------------------------
  15.61++     $   38,147          1.17+          1.17+               1.17+              3.94+              3.94+            131++
   9.58           52,951          1.17           1.17                1.17               3.52               3.52             136
   2.27           55,829          1.15           1.16                1.16               3.60               3.60             174
   9.31           38,175          1.25           1.26                1.26               3.73               3.73             204
----------------------------------------------------------------------------------------------------------------------------------
  15.11++     $    8,782          1.92+          1.93+               1.93+              3.21+              3.21+            131++
   8.65           13,497          1.99           1.99                1.99               2.73               2.73             136
   1.42           14,037          1.98           1.98                1.98               2.78               2.78             174
   8.37           12,007          2.12           2.13                2.13               2.87               2.87             204
----------------------------------------------------------------------------------------------------------------------------------
  15.29++     $    5,771          1.59+          1.60+               1.60+              3.49+              3.49+            131++
   8.70            9,114          1.84           1.84                1.84               2.90               2.90             136
   1.62            9,875          1.84           1.85                1.85               2.91               2.91             174
   8.23            6,540          2.23           2.24                2.24               2.74               2.74             204
----------------------------------------------------------------------------------------------------------------------------------
   6.70       $  107,121          0.85           0.86                1.01               4.72               4.56             452
   4.85          102,713          0.94           0.95                0.98               3.62               3.59             576
   4.80          104,738          0.97           0.98                0.98               3.78               3.78             473
   2.08          204,868          1.00           1.02                1.02               4.09               4.09             505
   5.41          214,374          0.98           0.99                0.99               4.68               4.68             678
----------------------------------------------------------------------------------------------------------------------------------

   4.62++     $      567          2.64+          2.64+               2.64+              3.15+              3.15+            678++

----------------------------------------------------------------------------------------------------------------------------------
 (10.31)      $    6,623          1.75           1.75                3.28              (1.11)             (2.64)            138
  (8.79)           9,280          1.75           1.75                3.09              (1.25)             (2.59)            154
  17.06           10,916          1.75           1.75                2.58              (0.91)             (1.74)            172
  (1.69)           7,936          1.75           1.75                3.00              (0.77)             (2.02)            200
  13.75            8,043          1.75           1.76                3.09              (0.60)             (1.94)            157

   5.38++         11,257          1.45+          1.51+               1.67+              0.14+             (0.02)+            30++
----------------------------------------------------------------------------------------------------------------------------------

  (3.47)++    $      385          2.79+          2.81+               3.62+             (1.16)+            (1.97)+           157++

   4.82++            439          2.43+          2.49+               2.64+             (0.87)+            (1.03)+            30++
----------------------------------------------------------------------------------------------------------------------------------


                                   VISIT US ONLINE AT WWW.SENTINELFUNDS.COM   57
                                                                      Prospectus

Selected per share data and ratios. Selected data for a share of capital stock outstanding throughout each fiscal period.

                                           Income From Investment Operations              Less Distributions
                                        --------------------------------------  -----------------------------------------
                                                      Net gains or
                                                       losses on
                  Fiscal     Net asset     Net         securities               Dividends                                  Net asset
                   year        value,   investment  (both realized  Total from  (from net    Distributions                   value,
Fund/            (period     beginning    income          and       investment  investment  (from realized      Total        end of
Share Class       ended)     of period    (loss)       unrealized)  operations   income)        gains)      distributions    period
------------------------------------------------------------------------------------------------------------------------------------
HIGH YIELD       11/30/02     $ 7.66      $ 0.63         $(0.18)      $ 0.45      $ 0.63        $   --          $ 0.63       $ 7.48
BOND             11/30/03       7.48        0.63           0.71         1.34        0.62            --            0.62         8.20
CLASS A          11/30/04       8.20        0.56           0.16#        0.72        0.57            --            0.57         8.35
                 11/30/05       8.35        0.55          (0.46)        0.09        0.54            --            0.54         7.90
                 11/30/06       7.90        0.51           0.14         0.65        0.51            --            0.51         8.04
------------------------------------------------------------------------------------------------------------------------------------
HIGH YIELD       11/30/02     $ 7.66      $ 0.59         $(0.19)      $ 0.40      $ 0.59        $   --          $ 0.59       $ 7.47
BOND             11/30/03       7.47        0.57           0.72         1.29        0.57            --            0.57         8.19
CLASS B          11/30/04       8.19        0.51           0.14#        0.65        0.51            --            0.51         8.33
                 11/30/05       8.33        0.48          (0.46)        0.02        0.47            --            0.47         7.88
                 11/30/06       7.88        0.43           0.15         0.58        0.43            --            0.43         8.03
------------------------------------------------------------------------------------------------------------------------------------
HIGH YIELD       11/30/02     $ 7.70      $ 0.56         $(0.19)      $ 0.37      $ 0.54        $   --          $ 0.54       $ 7.53
BOND             11/30/03       7.53        0.55           0.72         1.27        0.54            --            0.54         8.26
CLASS C          11/30/04       8.26        0.48           0.16#        0.64        0.48            --            0.48         8.42
                 11/30/05       8.42        0.48          (0.46)        0.02        0.46            --            0.46         7.98
                 11/30/06       7.98        0.44           0.14         0.58        0.43            --            0.43         8.13
------------------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL    11/30/02     $13.21      $ 0.17         $(1.37)      $(1.20)     $ 0.14        $ 0.04          $ 0.18       $11.83
EQUITY           11/30/03      11.83        0.16           2.09         2.25        0.19          0.07            0.26        13.82
CLASS A          11/30/04      13.82        0.20           3.17#        3.37        0.14            --            0.14        17.05
                 11/30/05      17.05        0.21           1.56         1.77        0.17            --            0.17        18.65
                 11/30/06      18.65        0.17           4.42         4.59        0.24          1.00            1.24        22.00
------------------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL    11/30/02     $12.94      $ 0.02         $(1.35)      $(1.33)     $   --        $ 0.04          $ 0.04       $11.57
EQUITY           11/30/03      11.57        0.01           2.05         2.06        0.03          0.07            0.10        13.53
CLASS B          11/30/04      13.53        0.06           3.07#        3.13          --            --              --        16.66
                 11/30/05      16.66        0.03           1.50         1.53          --            --              --        18.19
                 11/30/06      18.19       (0.05)          4.32         4.27        0.03          1.00            1.03        21.43
------------------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL    11/30/02     $13.05      $(0.03)        $(1.35)      $(1.38)     $   --        $ 0.04          $ 0.04       $11.63
EQUITY           11/30/03      11.63       (0.04)          2.07         2.03          --          0.07            0.07        13.59
CLASS C          11/30/04      13.59       (0.01)          3.14#        3.13          --            --              --        16.72
                 11/30/05      16.72        0.01           1.52         1.53          --            --              --        18.25
                 11/30/06      18.25       (0.11)          4.39         4.28          --          1.00            1.00        21.53
------------------------------------------------------------------------------------------------------------------------------------
MID CAP          11/30/02     $12.63      $(0.09)        $(2.22)      $(2.31)     $   --        $   --          $   --       $10.32
GROWTH           11/30/03      10.32       (0.10)          3.42         3.32          --            --              --        13.64
CLASS A          11/30/04      13.64       (0.12)          1.45         1.33          --            --              --        14.97
                 11/30/05      14.97       (0.09)          0.93         0.84          --            --              --        15.81
                 11/30/06      15.81       (0.10)          1.24         1.14          --            --              --        16.95
------------------------------------------------------------------------------------------------------------------------------------
MID CAP          11/30/02     $12.07      $(0.20)        $(2.11)      $(2.31)     $   --        $   --          $   --       $ 9.76
GROWTH           11/30/03       9.76       (0.22)          3.20         2.98          --            --              --        12.74
CLASS B          11/30/04      12.74       (0.24)          1.35         1.11          --            --              --        13.85
                 11/30/05      13.85       (0.23)          0.85         0.62          --            --              --        14.47
                 11/30/06      14.47       (0.24)          1.14         0.90          --            --              --        15.37
------------------------------------------------------------------------------------------------------------------------------------
MID CAP          11/30/02     $12.40      $(0.24)        $(2.17)      $(2.41)     $   --        $   --          $   --       $ 9.99
GROWTH           11/30/03       9.99       (0.25)          3.27         3.02          --            --              --        13.01
CLASS C          11/30/04      13.01       (0.30)          1.37         1.07          --            --              --        14.08
                 11/30/05      14.08       (0.26)          0.86         0.60          --            --              --        14.68
                 11/30/06      14.68       (0.26)          1.15         0.89          --            --              --        15.57
------------------------------------------------------------------------------------------------------------------------------------


58 FOR INFORMATION AND ASSISTANCE CALL YOUR FINANCIAL ADVISOR OR INVESTOR SERVICES AT 1-800-282-FUND (3863)
Prospectus

                                                      Ratios/Supplemental Data
----------------------------------------------------------------------------------------------------------------------------------
                                                                  Ratio of                            Ratio of net
                                               Ratio of          expenses to       Ratio of net     investment income
                                             expenses to         average net        investment      (loss) to average
              Net assets       Ratio of      average net        assets before         income        net assets before
  Total        at end of      expenses to   assets before      contractual and       (loss) to       contractual and     Portfolio
 return*        period        average net   custodian fee     voluntary expense     average net     voluntary expense     turnover
   (%)       (000 omitted)    assets (%)     credits**(%)   reimbursements***(%)    assets (%)    reimbursements***(%)    rate (%)
----------------------------------------------------------------------------------------------------------------------------------
   6.09         $ 40,181          1.24           1.25                1.25               8.35               8.35              111
  18.71          110,431          1.18           1.19                1.19               7.85               7.85               86
   9.09#         149,886          1.16           1.16                1.16               6.83               6.83               78
   1.11          107,308          1.22           1.22                1.22               6.67               6.67               73
   8.50           55,500          1.29           1.31                1.31               6.32               6.32               79
----------------------------------------------------------------------------------------------------------------------------------
   5.49         $ 47,552          1.70           1.71                1.71               7.88               7.88              111
  17.87           45,061          1.95           1.96                1.96               7.22               7.22               86
   8.14#          31,471          2.08           2.08                2.08               5.97               5.97               78
   0.18           21,510          2.13           2.14                2.14               5.75               5.75               73
   7.67           16,406          2.15           2.16                2.16               5.45               5.45               79
----------------------------------------------------------------------------------------------------------------------------------
   5.00         $  4,208          2.27           2.27                2.27               7.20               7.20              111
  17.54           13,143          2.16           2.17                2.17               6.93               6.93               86
   8.03#          13,921          2.13           2.13                2.13               5.89               5.89               78
   0.23           10,529          2.16           2.17                2.17               5.72               5.72               73
   7.49            7,506          2.19           2.20                2.20               5.42               5.42               79
----------------------------------------------------------------------------------------------------------------------------------
  (9.21)        $ 75,951          1.29           1.30                1.30               1.26               1.26               33
  19.61           86,913          1.34           1.35                1.35               1.38               1.38               28
  24.58#         109,959          1.30           1.31                1.31               1.34               1.34               28
  10.43          113,349          1.30           1.32                1.32               1.29               1.29               23
  26.04          149,605          1.35           1.39                1.39               0.86               0.86               63
----------------------------------------------------------------------------------------------------------------------------------
 (10.31)        $ 12,668          2.43           2.44                2.44               0.16               0.16               33
  18.03           11,255          2.66           2.67                2.67               0.13               0.13               28
  23.13#          11,802          2.44           2.45                2.45               0.22               0.22               28
   9.18           12,054          2.40           2.42                2.42               0.21               0.21               23
  24.62           13,045          2.45           2.49                2.49              (0.20)             (0.20)              63
----------------------------------------------------------------------------------------------------------------------------------
 (10.61)        $  1,370          2.89           2.90                2.90              (0.25)             (0.25)              33
  17.64            1,856          2.95           2.96                2.96              (0.24)             (0.24)              28
  23.03#           3,394          2.53           2.54                2.54               0.17               0.17               28
   9.15            2,867          2.47           2.49                2.49               0.18               0.18               23
  24.55            5,223          2.51           2.56                2.56              (0.26)             (0.26)              63
----------------------------------------------------------------------------------------------------------------------------------
 (18.29)        $109,161          1.30           1.31                1.31              (0.80)             (0.80)             230
  32.17          137,019          1.31           1.31                1.31              (0.98)             (0.98)             116
   9.75          147,021          1.24           1.24                1.24              (0.90)             (0.90)              98
   5.61          166,181          1.24           1.25                1.25              (0.60)             (0.60)             160
   7.21          149,787          1.32           1.33                1.33              (0.61)             (0.61)              83
----------------------------------------------------------------------------------------------------------------------------------
 (19.14)        $ 24,321          2.29           2.30                2.30              (1.79)             (1.79)             230
  30.53           28,615          2.46           2.47                2.47              (2.13)             (2.13)             116
   8.71           26,608          2.19           2.20                2.20              (1.86)             (1.86)              98
   4.48           24,820          2.28           2.30                2.30              (1.65)             (1.65)             160
   6.22           17,073          2.35           2.36                2.36              (1.63)             (1.63)              83
----------------------------------------------------------------------------------------------------------------------------------
 (19.44)        $  1,675          2.65           2.65                2.65              (2.15)             (2.15)             230
  30.23            1,951          2.71           2.72                2.72              (2.39)             (2.39)             116
   8.22            2,873          2.60           2.61                2.61              (2.27)             (2.27)              98
   4.26            4,869          2.48           2.50                2.50              (1.84)             (1.84)             160
   6.06            3,997          2.48           2.49                2.49              (1.76)             (1.76)              83
----------------------------------------------------------------------------------------------------------------------------------


                                   VISIT US ONLINE AT WWW.SENTINELFUNDS.COM   59
                                                                      Prospectus

Selected per share data and ratios. Selected data for a share of capital stock outstanding throughout each fiscal period.

                                           Income From Investment Operations              Less Distributions
                                        --------------------------------------  -----------------------------------------
                                                      Net gains or
                                                       losses on
                  Fiscal     Net asset     Net         securities               Dividends                                  Net asset
                   year        value,   investment  (both realized  Total from  (from net    Distributions                   value,
Fund/            (period     beginning    income          and       investment  investment  (from realized      Total        end of
Share Class       ended)     of period    (loss)       unrealized)  operations   income)        gains)      distributions    period
------------------------------------------------------------------------------------------------------------------------------------
SHORT MATURITY   11/30/02      $9.71      $  0.47        $ 0.07       $  0.54    $  0.47        $  --          $  0.47        $9.78
GOVERNMENT       11/30/03       9.78         0.22         (0.05)         0.17       0.41           --             0.41         9.54
CLASS A          11/30/04       9.54         0.29         (0.04)         0.25       0.42           --             0.42         9.37
                 11/30/05       9.37         0.31         (0.21)         0.10       0.40           --             0.40         9.07
                 11/30/06       9.07         0.37         (0.01)         0.36       0.42           --             0.42         9.01
------------------------------------------------------------------------------------------------------------------------------------
SHORT MATURITY   06/01/06-
GOVERNMENT       11/30/06(D)   $8.93      $  0.11        $ 0.11       $  0.22    $  0.15        $  --          $  0.15        $9.00
CLASS C
------------------------------------------------------------------------------------------------------------------------------------
SHORT MATURITY   03/03/05-
GOVERNMENT       11/30/05(E)   $9.28      $  0.21        $(0.15)      $  0.06    $  0.27        $  --          $  0.27        $9.07
CLASS S          11/30/06       9.07         0.33         (0.01)         0.32       0.38           --             0.38         9.01
------------------------------------------------------------------------------------------------------------------------------------
SMALL            11/30/02      $5.61      $ (0.02)       $(0.37)      $ (0.39)   $    --        $0.05          $  0.05        $5.17
COMPANY          11/30/03       5.17        (0.02)         1.59          1.57         --           --               --         6.74
CLASS A          11/30/04       6.74        (0.02)         1.19          1.17         --         0.09             0.09         7.82
                 11/30/05       7.82        (0.03)         0.74          0.71         --         0.49             0.49         8.04
                 11/30/06       8.04        (0.02)         1.20          1.18         --         0.71             0.71         8.51
------------------------------------------------------------------------------------------------------------------------------------
SMALL            11/30/02      $5.15      $ (0.06)       $(0.35)      $ (0.41)   $    --        $0.05          $  0.05        $4.69
COMPANY          11/30/03       4.69        (0.07)         1.44          1.37         --           --               --         6.06
CLASS B          11/30/04       6.06        (0.08)         1.07          0.99         --         0.09             0.09         6.96
                 11/30/05       6.96        (0.08)         0.65          0.57         --         0.49             0.49         7.04
                 11/30/06       7.04        (0.08)         1.03          0.95         --         0.71             0.71         7.28
------------------------------------------------------------------------------------------------------------------------------------
SMALL            11/30/02      $5.58      $ (0.07)       $(0.37)      $ (0.44)   $    --        $0.05          $  0.05        $5.09
COMPANY          11/30/03       5.09        (0.06)         1.55          1.49         --           --               --         6.58
CLASS C          11/30/04       6.58        (0.08)         1.16          1.08         --         0.09             0.09         7.57
                 11/30/05       7.57        (0.09)         0.71          0.62         --         0.49             0.49         7.70
                 11/30/06       7.70        (0.08)         1.14          1.06         --         0.71             0.71         8.05
------------------------------------------------------------------------------------------------------------------------------------
U.S.TREASURY     11/30/02      $1.00      $0.0115        $   --       $0.0115    $0.0115        $  --          $0.0115        $1.00
MONEY MARKET     11/30/03       1.00       0.0032            --        0.0032     0.0032           --           0.0032         1.00
CLASS A          11/30/04       1.00       0.0038            --        0.0038     0.0038           --           0.0038         1.00
                 11/30/05       1.00       0.0198            --        0.0198     0.0198           --           0.0198         1.00
                 11/30/06       1.00       0.0381            --        0.0381     0.0381           --           0.0381         1.00
------------------------------------------------------------------------------------------------------------------------------------
U.S.TREASURY     11/30/02      $1.00      $0.0089        $   --       $0.0089    $0.0089        $  --          $0.0089        $1.00
MONEY MARKET     11/30/03       1.00       0.0022            --        0.0022     0.0022           --           0.0022         1.00
CLASS B          11/30/04       1.00       0.0015            --        0.0015     0.0015           --           0.0015         1.00
                 11/30/05       1.00       0.0169            --        0.0169     0.0169           --           0.0169         1.00
                 11/30/06       1.00       0.0340            --        0.0340     0.0340           --           0.0340         1.00
------------------------------------------------------------------------------------------------------------------------------------

(A) The fiscal year end for the Sentinel Capital Growth and Sentinel Growth Leaders Funds changed from June 30th to November 30th following the June 30, 2006 Annual Report. Information for the Sentinel Capital Growth Fund prior to March 17, 2006 is based on the predecessor Bramwell Growth Fund and information for the Sentinel Growth Leaders Fund prior to March 17, 2006 is based on the predecessor Bramwell Focus Fund.
(B)   Commenced operations March 17, 2006.
(C)   Commenced operations March 10, 2003.
(D)   Commenced operations June 1, 2006.
(E)   Commenced operations March 3, 2005. First public offering March 4, 2005.
^ Information prior to September 26, 2005 is based on the predecessor Sentinel Growth Index Fund.
^^ Name change. Formerly the Sentinel Capital Markets Income Fund prior to November 1, 2006.
+     Annualized.
++    Not Annualized.
* Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and a redemption on the last day of the period. Neither an initial sales charge nor a CDSC is reflected in the calculation of total return.
** The ratios do not include a reduction of expenses for custodian fee credits on cash balances maintained with the custodian.
*** Expense reductions are comprised of the contractual and voluntary expense reimbursements as described in Note (3).
**** Represents less than $0.005 or $(0.005) of average daily shares outstanding.
# On July 1, 2004, the Fund Distributor was notified by the National Association of


60 FOR INFORMATION AND ASSISTANCE CALL YOUR FINANCIAL ADVISOR OR INVESTOR SERVICES AT 1-800-282-FUND (3863)
Prospectus

                                                      Ratios/Supplemental Data
----------------------------------------------------------------------------------------------------------------------------------
                                                                  Ratio of                            Ratio of net
                                               Ratio of          expenses to       Ratio of net     investment income
                                             expenses to         average net        investment      (loss) to average
              Net assets       Ratio of      average net        assets before         income        net assets before
  Total        at end of      expenses to   assets before      contractual and       (loss) to       contractual and     Portfolio
 return*        period        average net   custodian fee     voluntary expense     average net     voluntary expense     turnover
   (%)       (000 omitted)    assets (%)     credits**(%)   reimbursements***(%)    assets (%)     reimbursements***(%)   rate (%)
----------------------------------------------------------------------------------------------------------------------------------
  5.68         $  257,690         0.76           0.77                1.09               3.81                3.49             74
  1.79            367,541         0.81           0.81                1.06               2.24                1.99            119
  2.64            322,431         0.91           0.91                1.07               3.06                2.90            136
  1.09            259,386         1.05           1.06                1.09               3.39                3.36            113
  4.11            185,410         1.06           1.08                1.08               4.02                4.02             90
----------------------------------------------------------------------------------------------------------------------------------

  2.53++       $      209         2.57+          3.63+               3.63+              2.60+               2.60+            90++

----------------------------------------------------------------------------------------------------------------------------------

  0.58++       $   18,323         1.44+          1.45+               1.45+              3.21+               3.21+           113++
  3.64              9,025         1.48           1.48                1.48               3.60                3.60             90
----------------------------------------------------------------------------------------------------------------------------------
 (7.03)        $  310,172         1.22           1.22                1.22              (0.27)              (0.27)            54
 30.37            689,720         1.19           1.20                1.20              (0.29)              (0.29)            36
 17.54          1,063,847         1.12           1.12                1.12              (0.31)              (0.31)            53
  9.67          1,092,186         1.12           1.13                1.13              (0.31)              (0.31)            64
 16.05          1,226,831         1.13           1.13                1.13              (0.29)              (0.29)            53
----------------------------------------------------------------------------------------------------------------------------------
 (8.06)        $   58,931         2.13           2.14                2.14              (1.19)              (1.19)            54
 29.21            102,522         2.16           2.16                2.16              (1.24)              (1.24)            36
 16.52            144,580         2.03           2.04                2.04              (1.23)              (1.23)            53
  8.79            147,266         2.01           2.01                2.01              (1.19)              (1.19)            64
 14.97            143,830         1.99           2.00                2.00              (1.16)              (1.16)            53
----------------------------------------------------------------------------------------------------------------------------------
 (7.97)        $   25,153         2.19           2.19                2.19              (1.25)              (1.25)            54
 29.27             90,383         2.03           2.03                2.03              (1.13)              (1.13)            36
 16.58            165,175         1.93           1.93                1.93              (1.12)              (1.12)            53
  8.75            157,861         1.94           1.94                1.94              (1.12)              (1.12)            64
 15.11            166,878         1.94           1.94                1.94              (1.10)              (1.10)            53
----------------------------------------------------------------------------------------------------------------------------------
  1.15         $   97,136         0.72           0.73                0.73               1.16                1.16             --
  0.32             79,511         0.78           0.78                0.79               0.32                0.31             --
  0.38             79,107         0.75           0.75                0.77               0.38                0.37             --
  2.00             82,961         0.77           0.78                0.80               1.99                1.97             --
  3.88             69,166         0.82           0.83                0.83               3.80                3.80             --
----------------------------------------------------------------------------------------------------------------------------------
  0.89         $    9,948         0.88           0.88                0.88               0.86                0.86             --
  0.22              5,946         0.87           0.87                1.09               0.24                0.02             --
  0.15              4,543         0.98           0.98                1.21               0.15               (0.09)            --
  1.70              3,880         1.06           1.07                1.37               1.66                1.37             --
  3.46              2,881         1.24           1.25                1.44               3.39                3.20             --
----------------------------------------------------------------------------------------------------------------------------------

Securities Dealers, Inc. (NASD) that the NASD had made a determination that a disciplinary action be brought against the Funds' Distributor arising from alleged excessive short term trading losses for the period from October 1, 2000 to October 31, 2003. The Funds were not a party to those proceedings and bear no associated costs. The Fund Distributor reimbursed the Funds on August 26, 2004 as follows:

                                                      Impact on       Impact on
                                                    net realized    total return
                                   Reimbursement        gains            (%)
International Equity Fund - A        $566,981           $0.09           0.66
International Equity Fund - B          62,699            0.08           0.59
International Equity Fund - C          15,951            0.09           0.66
High Yield Bond Fund - A                2,801            0.00           0.00
High Yield Bond Fund - B                  837            0.00           0.00
High Yield Bond Fund - C                  308            0.00           0.00

On October 4, 2004, the Fund Distributor entered into a Letter of Acceptance, Waiver and Consent with the NASD settling this matter.


                                   VISIT US ONLINE AT WWW.SENTINELFUNDS.COM   61
                                                                      Prospectus

THE SENTINEL FUNDS

SHAREHOLDER REPORTS

Additional information about the Funds' investments is available in the Funds' annual and semi-annual reports to shareholders. In the Funds' annual report you will find a discussion of the market conditions and investment strategies that significantly affected investment performance of each of the Funds during its last fiscal year. You may obtain copies of these reports at no cost by calling 1-800-282-FUND (3863).

      The Funds will send you one copy of each shareholder report and certain other mailings, regardless of the number of Fund accounts you have. To receive separate shareholder reports for each account at no cost, call 1-800-282-FUND
(3863).

STATEMENT OF ADDITIONAL INFORMATION

The Funds' Statement of Additional Information contains further information about the Funds, including a description of the Funds' policies and procedures with respect to the disclosure of the Funds' portfolio securities, and is incorporated by reference (legally considered to be part of this Prospectus). You may request a free copy by writing the Funds at the address shown below or by calling 1-800-282-FUND (3863). Please contact your registered representative or the Funds if you have any questions.

      The Funds' Statement of Additional Information is also available at the Funds' website at www.sentinelfunds.com. Information about the Funds (including the Statement of Additional Information) can also be reviewed and copied at the SEC's Public Reference Room at 100 F. Street, N.E., Washington, D.C. 20549. Call 1-202-551-8090 for information on the operation of the public reference room. This information is also available on the SEC's internet site at www.sec.gov and copies may be obtained upon payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102.

      You should rely only on the information contained in this Prospectus. No one is authorized to provide you with information that is different.

THE SENTINEL FUNDS
One National Life Drive
Montpelier, VT 05604

INVESTMENT ADVISOR
Sentinel Asset Management, Inc.
One National Life Drive
Montpelier, VT 05604

PRINCIPAL UNDERWRITER
Sentinel Financial Services Company
One National Life Drive
Montpelier, VT 05604

TRANSFER AGENT, SHAREHOLDER SERVICING AGENT AND ADMINISTRATOR
Sentinel Administrative Services, Inc.
One National Life Drive*
Montpelier, VT 05604
800-282-FUND (3863)

COUNSEL
Sidley Austin LLP
787 Seventh Avenue
New York, NY 10019

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
PricewaterhouseCoopers LLP
300 Madison Avenue
New York, NY 10017

CUSTODIAN AND DIVIDEND PAYING AGENT
State Street Bank & Trust Co.
801 Pennsylvania Avenue
Kansas City, MO 64105

* ALL MAIL AND CORRESPONDENCE SHOULD BE SENT TO:
  Sentinel Administrative Services, Inc.
  P. O. Box 1499
  Montpelier, VT 05601-1499
  Investment Company Act file #811- 00214.


62 FOR INFORMATION AND ASSISTANCE CALL YOUR FINANCIAL ADVISOR OR INVESTOR SERVICES AT 1-800-282-FUND (3863)
Prospectus

                       STATEMENT OF ADDITIONAL INFORMATION
                                 MARCH 30, 2007
                               THE SENTINEL FUNDS
                               NATIONAL LIFE DRIVE
                            MONTPELIER, VERMONT 05604
                              (800) 282-FUND (3863)

Sentinel Balanced Fund ("Balanced Fund")
Sentinel Capital Growth Fund ("Capital Growth Fund")
Sentinel Common Stock Fund ("Common Stock Fund")
Sentinel Conservative Allocation Fund ("Conservative Allocation Fund") Sentinel Government Securities Fund ("Government Securities Fund")
Sentinel Growth Leaders Fund ("Growth Leaders Fund")
Sentinel High Yield Bond Fund ("High Yield Bond Fund")
Sentinel International Equity Fund ("International Equity Fund")
Sentinel Mid Cap Growth Fund ("Mid Cap Growth Fund")
Sentinel Short Maturity Government Fund ("Short Maturity Government Fund") Sentinel Small Company Fund ("Small Company Fund")
Sentinel U.S. Treasury Money Market Fund ("U.S. Treasury Money Market Fund")

Sentinel Group Funds, Inc. ("Company") is a managed, open-end investment company, which continuously offers its shares to investors. The Company consists of several separate and distinct funds. This Statement of Additional Information pertains to the twelve funds of the Company listed above (referred to hereinafter collectively as the "Funds", and individually as a "Fund"). Each of the Funds is diversified, except for the Growth Leaders Fund. Each Fund has different investment objectives and risk characteristics.

Sentinel Asset Management, Inc. ("Advisor") is the investment advisor to the Funds. Shares of the Funds are distributed by Sentinel Financial Services Company ("SFSC"). Both the Advisor and SFSC indirect subsidiaries of National Life Holding Company.

This Statement of Additional Information is not a Prospectus and should be read in conjunction with the Prospectus that pertains to the Funds' Class A, Class B, Class C, Class D and Class S shares, as applicable. ("Prospectus"). The Prospectus, which has been filed with the Securities and Exchange Commission ("SEC"), can be obtained upon request and without charge by writing to the Funds at the above address, or by calling 1-800-282-FUND (3863). The financial statements of the Funds that are included in the Annual Report of the Funds dated November 30, 2006 ("Annual Report") have been incorporated by reference into this Statement of Additional Information. The Annual Report can be obtained in the same way as the Prospectus. This Statement of Additional Information has been incorporated by reference into the Funds' Prospectus.

This Statement of Additional Information is not provided in connection with nor is it incorporated into the prospectus of any series or class of the Company not described in it.



                                                                  Cat. No. 47130

                                TABLE OF CONTENTS

THE FUNDS......................................................................2
FUNDAMENTAL INVESTMENT POLICIES................................................3
NON-FUNDAMENTAL INVESTMENT POLICIES............................................5
ADDITIONAL INFORMATION ABOUT INVESTMENT STRATEGIES AND RISKS...................8
MANAGEMENT OF THE FUNDS.......................................................19
PORTFOLIO MANAGERS............................................................26
PRINCIPAL SHAREHOLDERS........................................................29
THE INVESTMENT ADVISOR........................................................30
PROXY VOTING PROCEDURES.......................................................34
SELECTIVE DISCLOSURE OF PORTFOLIO HOLDINGS....................................34
PRINCIPAL UNDERWRITER.........................................................36
THE DISTRIBUTION PLANS........................................................37
THE FUND SERVICES AGREEMENTS..................................................39
PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS..............................40
PORTFOLIO TURNOVER............................................................41
CAPITALIZATION................................................................42
HOW TO PURCHASE SHARES AND REDUCE SALES CHARGES...............................42
ISSUANCE OF SHARES AT NET ASSET VALUE.........................................43
DETERMINATION OF NET ASSET VALUE..............................................43
COMPUTATION OF MAXIMUM OFFERING PRICES AT NOVEMBER 30, 2006...................44
TAXES.........................................................................44
SHAREHOLDER SERVICES..........................................................47
DEALER SERVICING FEES.........................................................49
REGULATORY MATTERS............................................................50
GENERAL INFORMATION...........................................................50
APPENDIX A:  BOND RATINGS....................................................A-1
APPENDIX B:  PROXY VOTING PROCEDURES.........................................B-1


                                                                  Cat. No. 47130

                                    THE FUNDS

Originally incorporated in the State of Delaware on December 5, 1933 as Group Securities, Inc., the Company became a Maryland corporation on February 28, 1973. On November 30, 1973, the Company's name was changed to USLIFE Funds, Inc. On September 30, 1976, the Company's name was changed to Sentinel Group Funds, Inc.

On March 31, 1978, Sentinel Bond Fund, Inc. (formerly Sentinel Income Fund, Inc.) and Sentinel Growth Fund, Inc., both managed, open-end, diversified investment companies incorporated in Maryland on October 24, 1968, were merged into the Company as separate classes of stock. On March 27, 1986, the Board of Directors of the Company ("Board" or "Directors") created, as a new class of stock of the Company, the Government Securities Fund. The Board created the Tax-Free Income Fund as a new class of the Company's stock on June 14, 1990.

On March 1, 1993, the Company completed the acquisition of substantially all of the assets of eight ProvidentMutual Funds, and Sentinel Cash Management Fund, Inc., ("SCMF") in exchange solely for common stock of the corresponding Funds of the Company that acquired such assets. In order to facilitate the acquisitions, on August 13, 1992 the Board authorized the creation of three new classes of stock of the Company, namely, the Small Company, International Equity and U.S. Treasury Money Market Funds. From March 1, 1993 to March 29, 1994, the Small Company Fund's name was Sentinel Aggressive Growth Fund, and from March 29, 1994 to March 31, 1997, the Small Company Fund's name was Sentinel Emerging Growth Fund. Prior to July 1, 2002, the International Equity Fund's name was the Sentinel World Fund. Prior to March 31, 1999, the Mid Cap Growth Fund's name was Sentinel Growth Fund. Also on March 1, 1993, the Investment Advisory Agreement between the Company and Sentinel Advisors, Inc., an indirect wholly-owned subsidiary of National Life Insurance Company ("National Life"), and the Distribution Agreement between the Company and Equity Services, Inc. ("ESI"), also an indirect wholly-owned subsidiary of National Life, terminated, and were replaced by the advisory and distribution arrangements with the Advisor and SFSC, respectively.

On March 27, 1995, the Company completed the acquisition of substantially all of the assets of seven funds of The Independence Capital Group of Funds, Inc., in exchange solely for common stock of the corresponding Funds of the Company that acquired such assets. In order to facilitate the acquisitions, on December 15, 1994, the Board authorized the creation of two new classes of stock of the Company, namely, the New York Tax-Free Income and Short Maturity Government Funds. From March 27, 1995 to February 3, 1997, the Short Maturity Government Fund's name was Sentinel Short-Intermediate Government Fund.

On March 14, 1997, the Board authorized the creation of the High Yield Bond Fund as a new series of the Company. On June 10, 1999, the Board authorized the creation of the Growth Index Fund as a new series of the Company. On December 9, 1999, the Board authorized the creation of the Sentinel Capital Opportunity Fund as a new series of the Company. Prior to September 23, 2005, the Sentinel Capital Opportunity Fund's name was the Sentinel Flex Cap Opportunity Fund. On December 12, 2002, the Board authorized the creation of the Conservative Allocation Fund as a new series of the Company. Prior to November 1, 2006, the Conservative Allocation Fund's name was the Capital Markets Income Fund. On December 11, 2003, the Board authorized the creation of the Core Mid Cap Fund as a new series of the Company.

Effective at the close of the market on September 23, 2005, the Bond, Core Mid Cap and Growth Index Funds reorganized into the Government Securities Fund, the Mid Cap Growth Fund and the Sentinel Capital Opportunity Fund, respectively.

On November 14, 2005, the Board authorized the creation of the Capital Growth Fund and Growth Leaders Fund as new series of the Company. As of March 17, 2006, the Bramwell Growth and Bramwell Focus Funds, each series of The Bramwell Funds, Inc., reorganized into the Capital Growth Fund and Growth Leaders Funds, respectively.

Effective as of the close of the market on October 27, 2006, the Tax-Free Fund and the New York Tax-Free Income Fund were reorganized into unaffiliated funds.

On March 30, 2007, the Sentinel Capital Opportunity Fund was expected to reorganize into the Capital Growth Fund effective as of March 30, 2007.

On December 7, 2006, the Board authorized the creation of the Sentinel Mid Cap Value Fund and the Sentinel Georgia Municipal Bond Fund as new series of the Company.

                         FUNDAMENTAL INVESTMENT POLICIES

Fundamental investment policies may not be changed without the approval of a majority of the outstanding shares. A vote of a majority of the outstanding shares for this purpose means the affirmative vote of the lesser of (1) 67% of shares present if more than 50% of the outstanding shares of the Fund are present in person or by proxy or (2) more than 50% of the outstanding shares of the Fund.

Each Fund's principal investment objective is a fundamental investment policy and the additional fundamental investment policies are listed below. Each Fund may not:
o Borrow except from banks in an amount up to 5% of a Fund's total assets for temporary or emergency purposes or to meet redemption requests that might otherwise require the untimely disposition of securities;
o    Purchase securities on margin;
o    Deal in real estate;
o    Act as an underwriter of securities issued by others;
o Purchase from or sell to any officer, director or employee of the Corporation, the Advisor, SFSC or a subadvisor (or any of their officers or directors) any securities other than Fund shares;
o Invest in oil, gas or other mineral exploration or development programs or leases;
o Invest more than 5% of its net assets in warrants valued at the lower of cost or market, or more than 2% of its net assets in warrants that are not listed on either the New York Stock Exchange or the American Stock Exchange;
o    Invest for the purposes of exercising control or management; or
o    Make short sales of securities.

The Balanced Fund also:
o May not invest more than 25% of its assets in securities of companies within a single industry;
o May not, with respect to 75% of its total assets, purchase securities of any issuer (except securities issued or guaranteed by the U.S. government or its agencies or instrumentalities) if, as a result, (a) more than 5% of the Fund's total assets would be invested in the securities of that issuer or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer;
o May not invest in restricted securities (except 144A securities that are deemed liquid);
o May not invest more than 5% of its assets in a single issuer other than securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, including mortgage-backed securities; and
o    May not invest in illiquid securities.

The Capital Growth Fund also:
o May not invest more than 25% of its assets in securities of companies within a single industry;
o May not, with respect to 75% of its total assets, purchase securities of any issuer (except securities issued or guaranteed by the U.S. government or its agencies or instrumentalities) if, as a result, (a) more than 5% of the Fund's total assets would be invested in the securities of that issuer or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer;
o    May not invest in restricted securities;
o    May not invest more than 15% of net assets in illiquid securities; and
o May not invest more than 5% of its assets in a single issuer other than securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, including mortgage-backed securities.

The Common Stock Fund also:
o May not invest more than 25% in securities of companies within a single industry;
o May not, with respect to 75% of its total assets, purchase securities of any issuer (except securities issued or guaranteed by the U.S. government or its agencies or instrumentalities) if, as a result, (a) more than 5% of the Fund's total assets would be invested in the securities of that issuer or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer;

o    May not invest in restricted securities;
o    May not invest in illiquid securities; and
o May not invest more than 5% of its assets in a single issuer other than securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, including mortgage-backed securities.

The Conservative Allocation Fund also:
o May not invest more than 5% of its assets in a single issuer other than securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, including mortgage-backed securities;
o May not, with respect to 75% of its total assets, purchase securities of any issuer (except securities issued or guaranteed by the U.S. government or its agencies or instrumentalities) if, as a result, (a) more than 5% of the Fund's total assets would be invested in the securities of that issuer or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer;
o May not invest more than 25% of its assets in securities of companies within a single industry; and
o    May not invest more than 15% of its assets in illiquid securities.

The Government Securities Fund also:
o May not, with respect to 75% of its total assets, purchase securities of any issuer (except securities issued or guaranteed by the U.S. government or its agencies or instrumentalities) if, as a result, (a) more than 5% of the Fund's total assets would be invested in the securities of that issuer or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer;
o    May not invest in restricted securities; and
o    May not invest in illiquid securities.

The Growth Leaders Fund also:
o May not invest more than 25% in securities of companies within a single industry;
o    May not invest in restricted securities; and
o    May not invest more than 15% of net assets in illiquid securities.

The High Yield Bond Fund also:
o May not invest more than 25% in securities of companies within a single industry;
o May not, with respect to 75% of its total assets, purchase securities of any issuer (except securities issued or guaranteed by the U.S. government or its agencies or instrumentalities) if, as a result, (a) more than 5% of the Fund's total assets would be invested in the securities of that issuer or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer;
o May not invest more than 5% of its assets in a single issuer other than securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, including mortgage-backed securities; and
o    May not invest more than 15% of net assets in illiquid securities.

The International Equity Fund also:
o May not, with respect to 75% of its total assets, purchase securities of any issuer (except securities issued or guaranteed by the U.S. government or its agencies or instrumentalities) if, as a result, (a) more than 5% of the Fund's total assets would be invested in the securities of that issuer or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer;
o    May not invest in restricted securities;
o    May not invest in illiquid securities;
o May not invest more than 5% of its assets in a single issuer other than securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, including mortgage-backed securities; and
o May not invest more than 25% of its assets in securities of companies within a single industry.

The Mid Cap Growth Fund also:
o May not invest more than 25% of its assets in securities of companies within a single industry;
o May not, with respect to 75% of its total assets, purchase securities of any issuer (except securities issued or guaranteed by the U.S. government or its agencies or instrumentalities) if, as a result, (a) more than 5% of the Fund's total assets would be invested in the securities of that issuer or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer;

o    May not invest in restricted securities;
o    May not invest in illiquid securities; and
o May not invest more than 5% of its assets in a single issuer other than securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, including mortgage-backed securities.

The Short Maturity Government Fund also:
o May not, with respect to 75% of its total assets, purchase securities of any issuer (except securities issued or guaranteed by the U.S. government or its agencies or instrumentalities) if, as a result, (a) more than 5% of the Fund's total assets would be invested in the securities of that issuer or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer;
o    May not invest in restricted securities; and
o    May not invest in illiquid securities.

The Small Company Fund also:
o May not invest more than 25% of its assets in securities of companies within a single industry;
o May not, with respect to 75% of its total assets, purchase securities of any issuer (except securities issued or guaranteed by the U.S. government or its agencies or instrumentalities) if, as a result, (a) more than 5% of the Fund's total assets would be invested in the securities of that issuer or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer;
o    May not invest in restricted securities;
o May not invest more than 5% of its assets in a single issuer other than securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, including mortgage-backed securities; and
o    May not invest in illiquid securities.

The U.S. Treasury Money Market Fund also:
o    May not invest in restricted securities; and
o Must meet the requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended ("1940 Act").

For purposes of the Funds' fundamental policy, "industry" is based on the Standard & Poor's and Morgan Stanley Capital International's Global Industry Classification Standards ("GICS"). Holdings in pooled investment vehicles, such as exchange-traded funds, or other securities that are not classified by GICS will be classified as the Advisor deems reasonable based on the primary characteristics of the security.

                       NON-FUNDAMENTAL INVESTMENT POLICIES

Non-fundamental investment policies are established and may be changed by the Board. The following are the Funds' non-fundamental investment policies.

To the extent a Fund invests in these derivatives, it will observe the following limitations:
o It may not hold more than 5% of its total assets in the aggregate in options on individual securities, options on securities indices, and futures contracts.
o It will buy options on individual securities only to hedge underlying securities that are owned by the Fund, or to close out transactions in options written.
o It will sell options on individual securities only to generate additional income on securities that are owned by the Fund, or to close out transactions in options purchased.
o It will sell options on securities indices or futures on securities indices only to hedge portfolio risks, or to close out positions in such index options or futures that had previously been purchased. As such, a Fund shall not sell such index options or futures with aggregate notional amounts in excess of that Fund's exposure to the market or sector covered by such index option or future.
o It will purchase options on securities indices or futures on securities indices only in anticipation of buying securities related to the index, or to close out positions in such index options or futures that the Fund had previously sold. In purchasing such index options or futures, it must set aside cash or short-term money market investments so as to ensure that the purchase of such index options or futures does not result in leveraging the Fund's portfolio.

o It will enter into interest rate swap transactions and total return swaps on fixed income indices only in circumstances in which there is no leveraging of credit risk in the portfolio, or in which significant diversification or reduction of credit risk results.
o It will enter into default swaps on fixed-income securities only for the purpose of hedging credit risk on securities owned by the Fund, and will not take on additional credit risk through the use of default swaps.
o When entering into swap agreements, it will segregate cash or appropriate liquid securities in an amount equal to its obligations under swap agreements; when an agreement provides for netting of the payments by the two parties, the Fund will segregate only the amount of its net obligation, if any.
o When transacting in OTC derivatives involving counterparty risk, it will deal only with counterparties that meet appropriate credit guidelines, and will limit exposure to any counterparty such that the sum of the value of all portfolio securities held by the Fund of which the issuer is the counterparty or an affiliate of the counterparty, plus the exposure to the counterparty in respect of the OTC options, does not exceed 5% of the total assets of the Fund.

In addition, to comply with Subchapter M of the Code, at least 50% of each Fund's total assets must be comprised of individual issues, each of which represents no more than 5% of such Fund's total assets and not more than 10% of the issuer's outstanding voting securities. Those issues which represent more than 5% of the Fund's total assets must be limited in the aggregate to 50% of such Fund's total assets, provided, however, that no more than 25% of the Fund's total assets may be invested in any one issuer or in qualified publicly-traded partnerships.

Each of the Funds may invest up to 10% of its total assets in the securities of other investment companies, but may not invest more than 5% of its total assets in the securities of any one investment company or acquire more than 3% of the outstanding securities of any one investment company, unless it does so in reliance on a statutory exemption under the 1940 Act or related rules or SEC staff interpretations.

Each Fund may not have on loan at any given time securities representing more than 33-1/3% of its total assets. For the sole purpose of calculating this limit, loan collateral can be included as part of the Fund's total assets, which means that a Fund could lend up to 50% of its total assets before the securities loan.

The Balanced Fund:
o    Must invest at least 25% of its assets in bonds;
o    Must invest at least 25% of its assets in common stocks;
o May only purchase securities rated B3 or lower by Moody's or lower than B-by Standard and Poor's if the Fund's investment advisor believes the quality of the bonds is higher than indicated by the rating;
o    May not invest more than 5% of its total assets in derivative positions;
o May not invest more than 20% of its total assets in debt securities that are rated below "investment grade" (or, if not rated, which the Advisor determines possess similar credit characteristics);
o May invest up to 100% of its assets in cash, commercial paper, high-grade bonds, or cash equivalents for temporary defensive reasons if the Advisor believes that adverse market or other conditions warrant; and
o    May not invest more than 25% of its net assets in repurchase agreements.

The Capital Growth Fund
o    May not invest more than 5% of its total assets in derivative positions;
o May invest up to 100% of its assets in cash, commercial paper, high-grade bonds, or cash equivalents for temporary defensive reasons if the Fund's investment advisor believes that adverse market or other conditions warrant;
o May not invest more than 25% of its net assets in stocks of foreign issuers, although only where they are trading in the U.S. or Canada and only where trading is denominated in U.S. or Canadian dollars; and
o    May not invest more than 25% of its net assets in repurchase agreements.

The Common Stock Fund:
o May not change its policy of investing, under normal circumstances, at least 80% of its assets in common stock, unless the Fund provides its shareholders with 60 days' prior written notice of such change;

o May invest up to 100% of its assets in cash, commercial paper, high-grade bonds, or cash equivalents for temporary defensive reasons if the Fund's investment advisor believes that adverse market or other conditions warrant; and
o    May not invest more than 25% of its net assets in repurchase agreements.

The Conservative Allocation Fund:
o Must invest at least 30% of its total assets in U.S. Treasury and agency securities, mortgage-backed securities, dollar roll transactions, and investment-grade corporate bonds;
o May not invest more than 35% of its total assets in U.S. dollar-denominated investment-grade bonds issued by companies located in or that conduct their business mainly in one or more foreign countries;
o May not invest more than 35% of its total assets in below investment-grade bonds, which may include bonds issued by companies located in or that conduct their business mainly in one or more foreign countries;
o May not invest more than 50% of its total assets in equity or equity-related securities, including up to 10% of total assets in common stocks of established companies located in or that conduct their business mainly in one or more foreign countries, including emerging markets;
o May invest up to 100% of its assets in cash, commercial paper, high-grade bonds, or cash equivalents for temporary defensive reasons if the Fund's investment advisor believes that adverse market or other conditions warrant; and
o    May not invest more than 25% of its net assets in repurchase agreements.

The Government Securities Fund:
o May not change its policy of investing, under normal circumstances, at least 80% of its assets in government securities, unless the Fund provides its shareholders with 60 days' prior written notice of such change;
o May not invest more than 20% of its net assets in high-quality, money-market instruments that are not issued or guaranteed by the U.S. government or its agencies or instrumentalities; and
o    May not invest more than 25% of its net assets in repurchase agreements.

The Growth Leaders Fund:
o    May not invest more than 5% of its total assets in derivative positions;
o May invest up to 100% of its assets in cash, commercial paper, high-grade bonds, or cash equivalents for temporary defensive reasons if the Advisor believes that adverse market or other conditions warrant;
o May not invest more than 25% of its net assets in stocks of foreign issuers, although only where they are trading in the U.S. or Canada and only where trading is denominated in U.S. or Canadian dollars; and
o    May not invest more than 25% of its net assets in repurchase agreements.

The High Yield Bond Fund:
o May not change its policy of investing, under normal circumstances, at least 80% of its assets in high-yield bonds, unless the Fund provides its shareholders with 60 days' prior written notice of such change;
o May not invest more than 20% of its net assets in securities rated CCC or lower by Standard and Poor's or the equivalent;
o    May not invest more than 20% of its total assets in common stocks;
o May not invest more than 25% of its net assets in the securities of foreign issuers, although only where they are trading in the U.S. or Canada or on the Eurodollar market and only where trading is denominated in U.S. or Canadian dollars;
o May invest up to 100% of its assets in cash, commercial paper, high-grade bonds, or cash equivalents for temporary defensive reasons if the Advisor believes that adverse market or other conditions warrant; and
o    May not invest more than 25% of its net assets in repurchase agreements.

The International Equity Fund:
o May not change its policy of investing, under normal circumstances, at least 80% of its assets in equity securities unless the Fund provides its shareholders with 60 days' prior written notice of such change;
o    May not invest more than 40% of its assets in any one country;
o    Must normally be invested in ten or more foreign countries;
o    May not invest more than 20% of its total assets in emerging markets;

o Must invest at least 75% of its total assets are invested in securities of non-U.S. issuers;
o May not invest more than 25% of its total assets in companies organized in the United States, and only if they have at least 50% of their assets and/or revenues outside the United States.
o May not invest in convertible or debt securities rated below Baa by Moody's Investors Service, Inc. or BBB or higher by Standard & Poor's;
o May invest up to 100% of its assets in cash, commercial paper, high-grade bonds, or cash equivalents for temporary defensive reasons if the Advisor believes that adverse market or other conditions warrant; and
o    May not invest more than 25% of its net assets in repurchase agreements.

The Mid Cap Growth Fund:
o May not change its policy of investing, under normal circumstances, at least 80% of its assets in mid cap companies, unless the Fund provides its shareholders with 60 days' prior written notice of such change;
o May invest up to 100% of its assets in cash, commercial paper, high-grade bonds, or cash equivalents for temporary defensive reasons if the Advisor believes that adverse market or other conditions warrant; and
o    May not invest more than 25% of its net assets in repurchase agreements.

The Short Maturity Government Fund:
o May not change its policy of investing, under normal circumstances, at least 80% of its assets in U.S. government securities with average lives, at the time of purchase, of three years or less, unless the Fund provides its shareholders with 60 days' prior written notice of such change;
o May not invest more than 20% of its net assets in high-quality, money market instruments that are not issued or guaranteed by the U.S. government or its agencies or instrumentalities; and
o    May not invest more than 25% of its net assets in repurchase agreements.

The Small Company Fund:
o May not change its policy of investing, under normal circumstances, at least 80% of its assets in small companies, unless the Fund provides its shareholders with 60 days' prior written notice of such change;
o    May not invest more than 5% of its total assets in derivative positions;
o May not invest more than 5% of its total assets in debt securities that are rated below "investment grade" (or, if not rated, which the Advisor determines possess similar credit characteristics);
o May invest up to 100% of its assets in cash, commercial paper, high-grade bonds, or cash equivalents for temporary defensive reasons if the Advisor believes that adverse market or other conditions warrant; and
o    May not invest more than 25% of its net assets in repurchase agreements.

The U.S. Treasury Money Market Fund:
o May not change its policy of investing, under normal circumstances, at least 80% of its net assets in U.S. Treasury securities, unless the Fund provides its shareholders with 60 days' prior written notice of such change;
o    May not invest more than 5% of its total assets in derivative positions;
o May not invest more than 10% of its total assets in shares of institutional money market funds, and only if they invest primarily in securities of the U.S. Treasury, U.S. government agencies and instrumentalities and repurchase agreements with respect to such securities; and
o    May not invest more than 25% of its net assets in repurchase agreements.

Fundamental and non-fundamental investment policies are considered at the time that portfolio securities are purchased. If a percentage restriction is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in asset value will not constitute a violation of the restriction.

          ADDITIONAL INFORMATION ABOUT INVESTMENT STRATEGIES AND RISKS

DERIVATIVE TRANSACTIONS

GENERAL. The Conservative Allocation Fund and the fixed income Funds may (a) purchase and sell exchange traded and over-the-counter ("OTC") put and call options on fixed income securities and indices of fixed income securities,

(b) purchase and sell futures contracts on fixed income securities and indices of fixed income securities, and (c) enter into interest rate swaps, total return swaps on fixed income indices, and default swaps.

The Balanced, Capital Growth, Common Stock, Conservative Allocation, Growth Leaders, International Equity, Mid Cap Growth and Small Company Funds may purchase and sell (a) exchange traded and OTC put and call options on equity securities and indices of equity securities, (b) futures contracts on indices of equity securities, and (c) other securities that replicate the performance of specific "baskets" of stocks.

Each of these Funds may utilize options and futures contracts to manage its exposure to changing interest rates and/or security prices. Some options and futures strategies, including selling futures contracts and buying puts, tend to hedge a Fund's investments against price fluctuations. Other strategies, including buying futures contracts, writing puts and calls, and buying calls, tend to increase market exposure.

The Conservative Allocation Fund may engage in the derivatives transactions permitted for the fixed-income Funds with respect to its fixed income investments, and may engage in covered call option writing with respect to its equity securities, but may not otherwise engage in the derivatives transactions permitted for the equity Funds.

The use of options and futures is a highly specialized activity which involves investment strategies and risks different from those associated with ordinary portfolio securities transactions, and there can be no guarantee that their use will increase a Fund's return. While the use of these instruments by a Fund may reduce certain risks associated with owning its portfolio securities, these techniques themselves entail certain other risks. If the Advisor applies a strategy at an inappropriate time or judges market conditions or trends incorrectly, options and futures strategies may lower a Fund's return. Certain strategies limit a Fund's possibilities to realize gains as well as limiting its exposure to losses. A Fund could also experience losses if the prices of its options and futures positions were poorly correlated with its other investments, or if it could not close out its positions because of an illiquid secondary market. In addition, a Fund will incur transaction costs, including trading commissions and option premiums, in connection with its futures and options transactions and these transactions could significantly increase the Fund's turnover rate.

No Fund may purchase or sell derivative instruments if, as a result, the aggregate initial margin and options premiums required to establish these positions exceed 5% of the total assets of such Fund.

PURCHASING PUT OPTIONS. By purchasing a put option, a Fund obtains the right (but not the obligation) to sell the instrument underlying the option at a fixed strike price. In return for this right, the Fund pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indexes of securities, and indexes of securities prices. A Fund may terminate its position in a put option it has purchased by allowing it to expire or by exercising the option. A Fund may also close out a put option position by entering into an offsetting transaction, if a liquid market exists. If the option is allowed to expire, the Fund will lose the entire premium it paid. If a Fund exercises a put option on a security, it will sell the instrument underlying the option at the strike price. If a Fund exercises an option on an index, settlement is in cash and does not involve the actual sale of securities. If an option is American Style, it may be exercised on any day up to its expiration date. A European style option may be exercised only on its expiration date.

The buyer of a typical put option can expect to realize a gain if the price of the underlying instrument falls substantially. However, if the price of the instrument underlying the option does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs).

The Funds may purchase put options, but will not sell, or write, put options on individual securities, except to close out put options previously purchased.

SELLING (WRITING) CALL OPTIONS. The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the instrument underlying the option at the option's strike price. A call buyer typically attempts to participate in potential price increases of the instrument underlying the option with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if the underlying security price does not rise sufficiently to offset the cost of the option.

The Funds will not purchase call options on individual securities, except to close out call options previously sold, but may sell, or write, call options on individual securities.

Writing a call option obligates a Fund to sell or deliver the option's underlying instrument in return for the strike price upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium a call writer offsets part of the effect of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.

The writer of an exchange traded put or call option on a security, an index of securities or a futures contract is required to deposit cash or securities or a letter of credit as margin and to make mark-to-market payments of variation margin as the position becomes unprofitable.

OPTIONS ON INDICES. Each Fund that is permitted to enter into options transactions may purchase and sell (write) put and call options on any securities index based on securities in which the Fund may invest. Options on securities indices are similar to options on securities, except that the exercise of securities index options is settled by cash payment and does not involve the actual purchase or sale of securities. In addition, these options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. A Fund, in purchasing or selling index options, is subject to the risk that the value of its portfolio securities may not change as much as an index because the Fund's investments generally will not match the composition of an index.

For a number of reasons, a liquid market may not exist and thus a Fund may not be able to close out an option position that it has previously entered into. When a Fund purchases an OTC option, it will be relying on its counterparty to perform its obligations, and a Fund may incur additional losses if the counterparty is unable to perform.

FUTURES CONTRACTS. When a Fund purchases a futures contract, it agrees to purchase a specified quantity of an underlying instrument at a specified future date or to make a cash payment based on the value of a securities index. When a Fund sells a futures contract, it agrees to sell a specified quantity of the underlying instrument at a specified future date or to receive a cash payment based on the value of a securities index. The price at which the purchase and sale will take place is fixed when a Fund enters into the contract. Futures can be held until their delivery dates or the position can be (and normally is) closed out before then. There is no assurance, however, that a liquid market will exist when a Fund wishes to close out a particular position.

When a Fund purchases a futures contract, the value of the futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase a Fund's exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When a Fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the value of the underlying instrument. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument has been sold.

The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, when a Fund buys or sells a futures contract it will be required to deposit "initial margin" with its custodian in a segregated account in the name of its futures broker, known as a futures commission merchant ("FCM"). Initial margin deposits are typically equal to a small percentage of the contract's value. If the value of either party's position declines, that party will be required to make additional "variation margin" payments equal to the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. A Fund may be obligated to make payments of variation margin at a time when it is disadvantageous to do so. Furthermore, it may not always be possible for a Fund to close out its futures positions. Until it closes out a futures position, a Fund will be obligated to continue to pay variation margin. Initial and variation margin payments do not constitute purchasing on margin for purposes of the Fund's investment restrictions. In the event of the bankruptcy of an FCM that holds margin on behalf of a Fund, the Fund may be entitled to return of margin owed to it only in proportion to the amount received by FCM's other customers, potentially resulting in losses to the Fund.

Each Fund will segregate liquid assets in connection with its use of options and futures to the extent required by the staff of the Securities and Exchange Commission. Securities held in a segregated account cannot be sold while the futures contract or option is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of a Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

CORRELATION OF PRICE CHANGES. Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized options and futures contracts available will not match a Fund's current or anticipated investments exactly. A Fund may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which it typically invests, which involves a risk that the options or futures position will not track the performance of the Fund's other investments.

Options and futures contracts prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the Fund's investments well. Options and futures contracts prices are affected by such factors as current and anticipated short term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation also may result from differing levels of demand in the options and futures markets and the securities markets, structural differences in how options and futures and securities are traded, or imposition of daily price fluctuation limits or trading halts. A Fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a Fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

LIQUIDITY OF OPTIONS AND FUTURES CONTRACTS. There is no assurance a liquid market will exist for any particular options or futures contract at any particular time, even if the contract is traded on an exchange. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts and may halt trading if a contract's price moves up or down more than the limit on a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for a Fund to enter into new positions or close out existing positions. If the market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and could potentially require a Fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, a Fund's access to other assets held to cover its options or futures positions also could be impaired.

SWAPS. Swaps are privately negotiated over-the-counter derivative products in which two parties agree to exchange payment streams calculated in relation to a rate, index, instrument or certain securities and a particular "notional amount". Swaps may involve an interest rate (fixed or floating), a commodity price index, and a security, securities index or a combination thereof. A great deal of flexibility is possible in the way the products may be structured, with the effect being that the parties may have exchanged amounts equal to the return on one rate, index or group of securities for another. For example, in a simple fixed-to-floating interest rate swap, one party makes payments equivalent to a fixed interest rate, and the other make payments equivalent to a specified interest rate index. A fixed-income Fund may engage in simple or more complex swap transactions involving a wide variety of underlying instruments or rates.

Swaps are credit-intensive products. A Fund that enters into a swap transaction bears the risk of default (i.e., nonpayment) by the other party to the swap. The internal limitation below which deals with counterparty risk is intended to reduce this risk to the extent reasonably practicable, but it cannot eliminate entirely the risk that a counterparty to a swap, or another OTC derivative, will default. Consistent with current market practices, a Fund will generally enter into swap transactions on a net basis, and all swap transactions with the same party will be documented under a single master agreement to provide for a net payment upon default. In addition, a Fund's obligations under an agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued, but unpaid, net amounts owed to the other party to a master agreement will be covered by the maintenance of a segregated account consisting of cash or liquid securities.

Interest rate and total return swaps generally do not involve the delivery of securities, other underlying assets, or principal. In such case, if the other party to an interest rate or total return swap defaults, a Fund's risk of loss will consist of the payments that a Fund is contractually entitled to receive from the other party. If there is a default by the other party, a Fund may have contractual remedies under the agreements related to the transaction. A credit default swap involves a protection buyer and a protection seller. The Fund may be either a protection buyer or seller. The protection buyer makes periodic premium payments to the protection seller during the swap term in exchange for the protection seller agreeing to make certain defined payments to the protection buyer in the event certain defined credit events occur with respect to a particular security, issuer or basket of securities.

POSITION LIMITS. Futures exchanges can limit the number of futures and options on futures contracts that can be held or controlled by an entity. If an adequate exemption cannot be obtained, a Fund or the Advisor may be required to reduce the size of its futures and options positions or may not be able to trade a certain futures or options contract in order to avoid exceeding such limits.

COMMODITY POOL OPERATOR. The use of derivative instruments is subject to applicable regulations of the Commodity Futures Trading Commission ("CFTC"). The Funds have filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" in accordance with Rule 4.5 under the Commodity Exchange Act ("CEA") and, therefore, are not subject to registration or regulation by the CFTC as a commodity pool operator under the CEA.

ASSET COVERAGE FOR FUTURES CONTRACTS AND OPTIONS. The Funds will comply with guidelines established by the SEC with respect to coverage of options and futures contracts by mutual funds, and if the guidelines so require, will set aside appropriate liquid assets in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures contract or option is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of a Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

ADDITIONAL RISK FACTORS OF OTC TRANSACTIONS. Derivatives traded in OTC markets, including swaps and OTC options, involve substantial liquidity risk. The absence of liquidity may make it difficult or impossible for the Fund to sell such instruments promptly at an acceptable price. The absence of liquidity may also make it more difficult for the Fund to ascertain a market value for such instruments. Because derivatives traded in OTC markets are not guaranteed by an exchange or clearing corporation and generally do not require payment of margin, to the extent that the Fund has unrealized gains in such instruments or has deposited collateral with its counterparty the Fund is at risk that its counterparty will become bankrupt or otherwise fail to honor its obligations.

EXCHANGE-TRADED FUNDS. Exchange-traded funds ("ETF") represent shares of ownership in mutual funds or unit investment trusts ("UIT"), that hold portfolios of securities that closely track the performance and dividend yield of specific domestic or foreign market indices. An index-based ETF seeks to track the performance of a particular index by holding in its portfolio either the contents of the index or a representative sample of the securities in the index. Unlike typical open-end mutual funds or UITs, ETFs do not sell or redeem their individual shares at net asset value ("NAV"). Instead, ETFs sell and redeem their shares at NAV only in large blocks (such as 50,000 shares). In addition, national securities exchanges list ETF shares for trading, which allows investors to purchase and sell individual ETF shares among themselves at market prices throughout the day. ETFs therefore possess characteristics of traditional open-end mutual funds and UITs, which issue redeemable shares, and of closed-end mutual funds, which generally issue shares that trade at negotiated prices on national securities exchanges and are not redeemable.

FOREIGN CURRENCY TRANSACTIONS. The value of the assets of the International Equity Fund, and the portion of the Conservative Allocation Fund investing in foreign securities, as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and these Funds may incur costs in connection with conversions between various currencies.

The Funds will conduct their foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through the use of forward contracts to purchase or sell foreign currencies. A forward foreign currency exchange contract involves an obligation by a Fund to purchase or sell a specific amount of currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are transferable in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirements, and no commissions are charged at any stage for trades. Neither type of foreign currency transaction will eliminate fluctuations in the prices of the Funds' portfolio securities or prevent loss if the prices of such securities should decline.

The Conservative Allocation and International Equity Funds may enter into forward foreign currency exchange contracts only under two circumstances. First, when the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. The Fund will then enter into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying securities transactions; in this manner the Fund will be better able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the securities are purchased or sold and the date on which payment is made or received.

Second, when the Advisor believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, a Fund may enter into a forward contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of the Fund's securities denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved generally will not be possible since the future value of those securities may change between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. The Advisor does not intend to enter into such forward contracts under this second circumstance on a regular or continuous basis. The Funds will not enter into such forward contracts or maintain a net exposure to such contracts when the consummation of the contracts would obligate the Funds to deliver an amount of foreign currency in excess of the value of the Funds' securities or other assets denominated in that currency. The Advisor believes that it is important to have the flexibility to enter into such forward contracts when it determines that to do so is in the best interest of the Funds. The Funds' custodian bank segregates cash or equity or debt securities in an amount not less than the value of the Funds' total assets committed to forward foreign currency exchange contracts entered into under the second circumstance. If the value of the securities segregated declines, additional cash or securities are added so that the segregated amount is not less than the amount of the Funds' commitments with respect to such contracts. Under normal circumstances, the Funds expect that any appreciation (depreciation) on such forward exchange contracts will be offset approximately by the (depreciation) appreciation in translation of the underlying foreign investment arising from fluctuations in foreign currency exchange rates.

The Funds will experience the unrealized appreciation or depreciation from the fluctuation in a foreign currency forward contract as an increase or decrease in the Funds' net assets on a daily basis, thereby providing an appropriate measure of the Funds' financial position and changes in financial position.

FOREIGN SECURITIES. Foreign securities are typically subject to differences in taxation, regulation, trading volume and currency controls, the possibility of expropriation and lack of uniform accounting and reporting standards than U.S. securities. While there may be investment opportunities in foreign securities, there also may be investment risks not usually associated with U.S. securities.

Foreign securities investments may be affected by changes in currency, rates or exchange control regulations, changes in governmental administration or economic or monetary policy (in the United States and abroad) or changed circumstances in dealings between nations. Dividends paid by foreign issuers may be subject to withholding and other foreign taxes that may decrease the net return on these investments as compared to dividends paid to the Fund by domestic corporations. There may be less publicly available information about foreign issuers than about domestic issuers, and foreign issuers are not subject to uniform accounting, auditing and financial reporting standards and requirements comparable to those of domestic issuers. Securities of some foreign issuers are less liquid and more volatile than securities of comparable domestic issuers and foreign brokerage commissions are generally higher than commissions in the United States. Foreign securities markets may also be less liquid, more volatile and subject to less government supervision than those in the United States. Investments in foreign countries could be affected by other factors not present in the United States, including expropriation, confiscatory taxation and potential difficulties in enforcing contractual obligations. Securities purchased on foreign exchanges may be held in custody by a foreign bank or a foreign branch of a domestic bank.

ADRs and ADSs are traded in U.S. securities markets and represent the securities of foreign issuers. While ADRs and ADSs may not necessarily be denominated in the same currency as the foreign securities they represent, many of the risks associated with foreign securities may also apply to ADRs and ADSs.

The investments the Conservative Allocation and International Equity Fund make in Taiwanese companies are subject to the risks of the continuing hostility between China and Taiwan. In addition, Taiwan's growth has to a significant degree been export-driven with the U.S. as a key market. Therefore, Taiwan is affected by changes in the U.S. economy and other primary trading partners and by competing export-driven Asian economies. Also, Taiwan, as an island, has very limited natural resources, resulting in dependence on foreign sources particularly for energy.

The Korean government has historically imposed significant restrictions and controls for foreign investors. Under the current regulations, foreign investors are allowed to invest in almost all shares listed on the Korean Stock Exchange. From time to time, many of the securities trade among non-Korean residents at a premium over the market price. Foreign investors may effect transactions with other foreign investors off the exchange in the shares of companies that have reached the maximum aggregate foreign ownership limit through a securities company in Korea. These transactions typically occur at a premium over prices on the exchange. Investment in Korean companies subjects to the Conservative Allocation and International Equity Funds the risks of political, economic or social instability in Korea, and changes in Korean law or regulations. In addition, there is the possibility of the imposition of currency-exchange controls, foreign withholding tax on the interest income payable on such instruments, foreign controls, seizure or nationalization of foreign deposits or assets, or the adoption of other foreign government restrictions. Korea is also subject to political instability and/or military conflict. The Funds are not expected to be subject to any Korean income taxes other than Korean withholding taxes. However, there may be changes in the treaty provisions, which may cause significant additional withholding or other taxes to apply to the Funds.

Foreign investment in the securities of issuers in India is usually restricted or controlled to some degree. In India, "Foreign Institutional Investors" ("FIIs") may predominately invest in exchange-traded securities (and securities to be listed, or those approved on the over-the-counter exchange of India) subject to the certain conditions. FIIs have to apply for registration to the Securities and Exchange Board of India and to the Reserve Bank of India for permission to trade in Indian securities. The Sentinel International Equity Fund and the Sentinel Conservative Allocation Fund have registered to trade in India. FIIs are required to observe certain investment restrictions, including ownership ceilings on the total issued share capital of any one company. Under normal circumstances, income, gains and initial capital with respect to such investments are freely repatriatable, subject to payment of applicable Indian taxes. However, there can be no assurance that the Indian government in the future, whether for purposes of managing its balance of payments or for other reasons, will not impose restrictions on foreign capital remittances abroad or otherwise modify the exchange control regime applicable to FIIs in such a way that may adversely affect the ability of the Fund to repatriate its income and capital.

The Conservative Allocation and International Equity Funds may invest in the stock of "passive foreign investment companies" ("PFICs") in accordance with their investment objectives, policies and restrictions. A PFIC is a foreign corporation that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, the Fund may be subject to federal income tax on a portion of any "excess distribution" (which is made up of a defined part of distributions to shareholders of the PFIC and any gain on their disposition of the PFIC stock), plus interest thereon, even if the Fund distributes such income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Fund's investment company taxable income and, accordingly, will not be taxable to it to the extent that income is distributed to its shareholders. If the Fund invests in a PFIC and elects to treat the PFIC as a "qualified electing fund" ("QEF"), then in lieu of the foregoing tax and interest charge, the Fund will be required to include in income each year its pro rata share of the QEF's annual ordinary earnings and net capital gain (the excess of net long-term capital gain over net short-term capital loss) -- which probably would have to be distributed to its shareholders to satisfy the Fund's Distribution Requirement and avoid imposition of the Excise Tax -- even if those earnings and gain were not received by the Fund. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof. Finally, neither of the foregoing will apply if the Fund elects to mark-to-market the gains of the PFIC annually. In such a case, these gains will be treated as ordinary income.

ILLIQUID AND RESTRICTED SECURITIES. The Conservative Allocation Fund and the High Yield Bond Fund may invest in Rule 144A Securities and corporate loans; however, each of the Conservative Allocation Fund's and the High Yield Bond Fund's investment in illiquid securities is limited to 15% of its net assets. The Balanced Fund may not invest in illiquid securities, except Rule 144A securities that are deemed liquid. In promulgating Rule 144A under the Securities Act of 1933 ("Securities Act"), the SEC stated that although the ultimate responsibility for liquidity determinations rests with a fund's board of directors, the board may delegate the day-to-day function of determining liquidity to the investment advisor provided the board retains sufficient oversight. The Board will consider the adoption of policies and procedures for the Balanced, Conservative Allocation and High Yield Bond Funds for the purpose of determining whether Rule 144A Securities and, for the Conservative Allocation and High Yield Bond Funds, corporate loans, in which such Fund proposes to invest are liquid or illiquid and will consider guidelines under these policies and procedures pursuant to which the Advisor will make these determinations on an ongoing basis. In making these determinations, consideration will be given to, among other things, the frequency of trades and quotes for the investment, the number of dealers willing to sell the investment and the number of potential purchasers, dealer undertakings to make a market in the investment, the nature of the investment, the time needed to dispose of the investment, the method of soliciting offers, and the mechanics of transfer. The Board will review periodically purchases and sales of Rule 144A Securities by the Balanced, Conservative Allocation and High Yield Bond Funds, and corporate loans by the Conservative Allocation Fund and the High Yield Bond Fund.

To the extent that liquid Rule 144A Securities or corporate loans or other securities in which the Funds invest become illiquid, due to the lack of sufficient qualified institutional buyers or market or other conditions, the Advisor, under the supervision of the Board, will consider appropriate measures to enable the Fund to maintain sufficient liquidity for operating purposes and to meet redemption requests. If institutional trading in restricted securities were to decline to limited levels, the liquidity of these Funds could be adversely affected.

If an investment becomes illiquid, the affected Fund's Advisor will determine the best course of action to permit the Fund to realize maximum value, which could include, among other possibilities, continuing to hold or seeking a private sale.

INITIAL PUBLIC OFFERINGS. From time to time, the Advisor may invest for a client in securities being offered in an initial or secondary public offering ("IPO"), if the Advisor believes the investment is appropriate and desirable for that client. In making this judgment, the Advisor may consider, among other things, the client's investment objectives, restrictions and tax circumstances; the client's tolerance for risk and high portfolio turnover; the nature, size and investment merits of the IPO; the size of the client's account, cash availability, other holdings, asset allocation and other current or expected competing investment opportunities that may be available for the account; if the Advisor contemplates holding the investment for the client's account, as opposed to immediately selling it, whether a meaningful position in the IPO securities could be obtained for the account; and expected transaction, custodial and other costs to the client in making the investment. The Advisor also may consider the number and nature of the account's past participation in IPOs and any indicators of the client's contribution to the availability of the particular investment opportunity or IPO investment opportunities generally, including the amount of brokerage commissions and underwriter compensation generated by the client account. After weighing these and other relevant factors, the Advisor may decide to invest in a particular IPO for some but not all clients, or for no clients. IPO investments made may be in amounts that are not equal or proportionate to the participating account's asset size. The Advisor may make different investment decisions for different clients about the same IPO.

A Fund or other client's access to profitable IPOs may be limited. Investing in IPOs is risky, and the prices of stocks purchased in IPOs tend to fluctuate more widely than stocks of more established companies. In addition, when a Fund or other client account is small, profitable IPOs may greatly increase the Fund or account's total return, but the same level of performance is not likely to be achieved when an account grows larger.

"Hot issues" are IPOs that trade at a premium when secondary market trading begins. Typically, the demand for "hot issues" exceeds the supply, and the amount of any "hot issue" IPO made available to an investment manager like the Advisor is usually limited. In addition, IPO underwriters tend to offer "hot issues" on a priority basis to investors that have invested or are likely to invest in other offerings underwritten by the same firm or that have executed a significant volume of trades through the firm.

LOWER-QUALITY SECURITIES. The High Yield Bond Fund may invest without limitation, the Conservative Allocation Fund may invest up to 35% of its assets, and the fixed income portion of the Balanced Fund may invest up to 20% of its total assets, in debt securities which are rated below "investment grade", i.e., lower than "Baa" by Moody's Investors Service, Inc. ("Moody's") or lower than "BBB" by Standard & Poor's Ratings Services ("Standard & Poor's") or which, in the Advisor's judgment, possess similar credit characteristics. See Appendix A - "Description of Bond Ratings" for additional information regarding ratings of debt securities. The Advisor considers the ratings assigned by Standard & Poor's or Moody's as one of several factors in its independent credit analysis of issuers. Such securities are considered by Standard & Poor's and Moody's to have varying degrees of speculative characteristics. Consequently, although securities rated below investment grade can be expected to provide higher yields, such securities may be subject to greater market price fluctuations and risk of loss of principal than lower yielding, higher rated debt securities. For Funds other than the Conservative Allocation Fund and the High Yield Bond Fund, investments in such securities will be made only when, in the judgment of the Advisor, such securities provide attractive total return potential relative to the risk of such securities, as compared to higher quality debt securities.

MORTGAGE-BACKED SECURITIES. Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property, and include single- and multi-class pass-through securities and collateralized mortgage obligations. Such securities may be issued or guaranteed by U.S. government agencies or instrumentalities, such as the Federal Home Loan Mortgage Corporation, Government National Mortgage Association and the Federal National Mortgage Association, or by private issuers, generally originators and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers, insurance companies and special purpose entities (collectively, "private lenders"). Mortgage-backed securities issued by private lenders may be supported by pools of mortgage loans or other mortgage-backed securities, which are typically issued without any governmental guarantee of the underlying mortgage assets but with some form of non-governmental credit enhancement.

The rate of principal payment on mortgage-backed securities generally depends on the rate of principal payments received on the underlying assets that in turn, may be affected by a variety of economic and other factors. As a result, the yield on any mortgage-backed security is difficult to predict with precision and actual yield to maturity may be more or less than the anticipated yield to maturity. The yield characteristics of mortgage-backed securities differ from those of traditional debt securities. Among the principal differences are that interest and principal payments are made more frequently on mortgage-backed securities, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. As a result, if the Fund purchases these securities at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing the yield to maturity. Conversely, if the Fund purchases these securities at a discount, a prepayment rate that is faster than expected will increase yield to maturity, while a prepayment rate that is slower than expected will reduce yield to maturity. Amounts available for reinvestment by the Fund are likely to be greater during a period of declining interest rates and, as a result, are likely to be reinvested at lower interest rates than during a period of rising interest rates. Accelerated prepayments on securities purchased by the Fund at a premium also impose a risk of loss of principal because the premium may not have been fully amortized at the time the principal is prepaid in full. The market for privately issued mortgage-backed securities is smaller and less liquid than the market for government-sponsored mortgage-backed securities.

Mortgage-backed securities may be issued with either a single class of security or multiple classes, which are commonly referred to as a CMO. Multiple classes may permit the issuance of securities with payment terms, interest rates, or other characteristics differing both from those of each other and from those of the underlying assets. Examples include so-called "strips" (mortgage-backed securities entitling the holder to disproportionate interests with respect to the allocation of interest and principal of the assets backing the security), and securities with class or classes having characteristics that mimic the characteristics of non-mortgage-backed securities, such as floating interest rates (i.e., interest rates which adjust as a specified benchmark changes) or scheduled amortization of principal.

Z-tranches (or Z bonds), also known as Accretion-Directed Bonds or Accrual Bonds, are classes of CMOs that pay no interest for an extended period of time. In lieu of monthly interest payments, a Z-tranche is credited the monthly "accrued interest" in the form of accreted principal value or negative amortization. During the accrual period, the principal amount outstanding of the Z-tranche increases at a fixed compounding interest rate eliminating reinvestment risk should interest rates decline. Z-tranches are typically structured to be the last cash-flow tranche of a CMO structure possessing average life of 18 to 22 years, although some may be structured to carry intermediate average lives. After the earlier tranches of the CMO structure have been retired, the Z-tranche starts to receive cash payments that include both principal and interest on a monthly basis. Z-bonds are generally considered long-duration assets whose prices can fluctuate significantly with changes in interest rates.

NON-DIVERSIFIED FUND. The Growth Leaders Fund is non-diversified under the 1940 Act. Therefore, the Fund could invest all of its assets in securities of a single issuer. However, the Fund intends to comply with Subchapter M of the Code, at least 50% of its total assets must be comprised of individual issues, each of which represents no more than 5% of the Fund's total assets and not more than 10% of the issuer's outstanding voting securities. Those issues which represent more than 5% of the Fund's total assets must be limited in the aggregate to 50% of the Fund's total assets, provided, however, that no more than 25% of the Fund's total assets may be invested in any one issuer or in qualified publicly-traded partnerships. For these purposes, a security is considered to be issued by the governmental entity (or entities) whose assets or revenues back the security, or with respect to a private activity bond that is backed only by the assets and revenues of a non-governmental user, a security is considered to be issued by such non-governmental user. In accordance with SEC regulations, the guarantor of a guaranteed security may be considered to be an issuer in connection with such guarantee. Since investment return on a non-diversified portfolio typically is dependent upon the performance of a smaller number of securities relative to the number held in a diversified portfolio, the Fund is more susceptible to economic, political and regulatory developments and the change in value of any one security will have a greater effect on the overall value of a non-diversified portfolio and thereby subject its net asset value per share to greater fluctuations.

REAL ESTATE INVESTMENT TRUSTS. The Small Company Fund may invest in real estate investment trusts ("REIT"). REITs are entities that invest in different kinds of real estate or real estate related assets, including shopping centers, office buildings, hotels, and mortgages secured by real estate. There are basically three types of REITs: (a) equity REITS, the most common type of REIT, invest in or own real estate and make money for investors from the rents they collect; (b) mortgage REITs lend money to owners and developers or invest in financial instruments secured by mortgages on real estate; and (c) hybrid REITS are a combination of equity and mortgage REITs. The Internal Revenue Code of 1986, as amended ("Code") lists the conditions a company must meet to qualify as a REIT. For example, the company must pay 90% of its taxable income to shareholders every year. It must also invest at least 75% of its total assets in real estate-related assets, cash items and government securities and generate 75% or more of its gross income from investments in or mortgages on real property.

REPURCHASE AGREEMENTS. Each of the Funds to a limited extent may enter into repurchase agreements with selected banks and broker-dealers under which the Fund purchases securities issued or guaranteed by the U.S. government or its agencies or instrumentalities ("U.S. Government Securities") and agrees to resell the securities at an agreed upon time and at an agreed upon price. The difference between the amount a Fund pays for securities and the amount it receives upon resale is interest income to a Fund. Failure of the seller to repurchase the securities as agreed may result in a loss to a Fund if the market value of the securities has fallen to less than the repurchase price. In the event of such a default, a Fund may also experience certain costs and be delayed or prevented from recovering or liquidating the collateral securities, which could result in further loss to a Fund. The Funds will use repurchase agreements as a means of making short-term investments of seven days or less and in aggregate amounts of not more than 25% of the net assets of the Fund. All repurchase agreements used by the Funds will provide that the value of the collateral underlying the repurchase agreement always will be at least equal to 102% of the repurchase price. The Advisor will monitor on a continuing basis the creditworthiness of all parties with which it might enter into repurchase agreements and will enter into repurchase agreements only if it determines that the credit risk of such a transaction is minimal.

SECTOR CONCENTRATION. From time to time, a Fund may invest substantially in a particular sector. Returns in an economic sector may trail returns from other economic sectors. As a group, sectors tend to go through cycles of doing better or worse than the securities market in general. These periods may last several years. In addition, the sectors that dominate the market change over time.

CONSUMER CYCLICALS. Companies in this sector are subject to changing levels of consumer confidence and spending, changes in demographics and consumer tastes, and interest rate levels.

CONSUMER STAPLES. This sector is subject to government regulations regarding food additives and production methods. In addition, tobacco companies may be adversely affected legislation and/or by litigation. Also, the success of food and soft drink may be strongly affected by fads, marketing campaigns and other factors affecting supply and demand.

ENERGY. The securities of energy companies are subject to changes in value and dividend yield that depend to a large extent on the price and supply of energy fuels. Swift price and supply fluctuations of energy fuels may be caused by events relating to international politics, energy conservation, the success of exploration projects, currency exchange rate fluctuations, and tax and other regulatory policies of various governments.

FINANCIALS. Companies in the financial sector are subject to extensive governmental regulation, which may limit both the amounts and types of loans and other financial commitments they can make, and the rates and fees they can charge. Profitability is largely dependent on the availability and cost of capital, and can fluctuate significantly when interest rates change. Credit losses resulting from financial difficulties of borrowers also can negatively impact the sector.

HEALTHCARE. Companies in the healthcare sector are subject to patent considerations, regulatory approval of products and other government regulation, and rapid obsolescence of their products and services.

INDUSTRIAL. Companies in the industrial sector are affected by supply and demand for their specific product or service and for industrial sector products in general. Government regulation, world events and economic conditions will affect the performance of these companies. Transportation stocks, in particular, are cyclical and have occasional sharp price movements from changes in the economy, fuel prices, labor agreements and insurance costs.

MATERIALS. Companies in the materials sector may be affected by the level and volatility of commodity prices, the exchange value of the dollar, import controls, and worldwide competition. Other risks may include liability for environmental damage, depletion of resources, and safety and pollution control laws. This sector may also be affected by capital spending, profitability, interest rates, economic cycles, technology advancements, labor relations, and government regulations.

TECHNOLOGY. The value of companies in the technology sector is subject to rapidly changing technology, government regulation, and relatively high risks of obsolescence caused by scientific and technological advances. Smaller companies in this sector face greater risk of business failure. Also, the securities of these companies generally have higher price/earning (P/E) ratios than the general stock market. The higher the P/E, the more earnings growth investors are expecting. However, stocks with a higher P/E are considered riskier than stocks with a lower P/E, lower growth, and proven earnings.

UTILITIES. Utility companies are at risk for increases in fuel and other operating costs; the cost of borrowing to finance capital construction; restrictions on operations, costs and delays in connection with environmental and nuclear safety regulations; and problems obtaining natural gas for resale or fuel for generating electricity. Other risks include those related to the power plants construction and operation; energy conservation efforts and regulatory changes.

SECURITIES LENDING PROGRAM. In a securities lending program, Funds may lend securities to broker-dealers and other institutional borrowers that meet credit requirements and other criteria. Typically, the criteria include that the borrower pledges to the Fund cash collateral (or other approved high quality collateral) in an amount at least equal to 100% of the market value of the securities loaned (with such collateralization determined by the securities lending agent on a daily basis and adjusted accordingly). The securities lending agent pays to the Fund a negotiated percentage of the interest earned on investments of cash collateral and of the lending fee paid by the borrower (when non-cash collateral is pledged by the borrower). In determining whether to lend securities to a particular broker-dealer or institutional borrower, the securities lending agent will generally consider, and during the period of the loan will monitor, all relevant facts and circumstances of the securities loan including the creditworthiness of the borrower. The Fund retains the authority to terminate a securities loan. The Fund pays reasonable administrative and custodial fees in connection with each securities loan, and a negotiated portion of the interest earned on the investment of the cash collateral first to the borrower (as a rebate) and, to the extent of any remaining earned interest, a negotiated percentage to the securities lending agent. The Fund receives from the borrower amounts equivalent to any dividends, interest, or other distributions while the securities are on loan ("substitute payments"). Substitute payments are not to be treated as either dividends or interest received with respect to the underlying securities lent for federal income tax purposes. The Fund retains certain ownership rights as to the loaned securities (such as voting and subscription rights, and rights to dividends, interest, or other distributions) when retaining such rights is considered to be in the Fund's best interest. The cash collateral received from each borrower will be invested by the securities lending agent in high-quality investments (including money market instruments and repurchase agreements). Such investments may include investments in mutual funds or similar investment companies that are affiliated with the securities lending agent or the Fund's custodian, subject to compliance with all applicable laws, regulations and orders.

SHORT-HOLD TRADING STRATEGY. The Conservative Allocation Fund and High-Yield Bond Fund each may have the opportunity to participate in the primary market for new fixed-income issues offered by issuers and/or underwriters at prices the Fund's manager(s) deem(s) favorable, based on factors such as the supply of bonds in the marketplace and economic conditions. When one of the Funds receives less than an optimal allocation in such new issues or when it is otherwise in the Fund's bests interests, the Fund may decide to purchase these new security issues at the negotiated opening price, and shortly thereafter offer to sell all or a part of the Fund's purchased allocation to third-party interested purchasers at a higher price, depending on market conditions. Because these Funds are "at risk" for the purchased amount of these new issues, they may experience losses on these trades.

U.S. GOVERNMENT SECURITIES. U.S. Government Securities are issued by the U.S. government or its agencies or instrumentalities, including U.S. Treasury obligations, such as Treasury bills, notes, and bonds; the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, and the Government National Mortgage Association ("GNMA"), including GNMA pass-through certificates, whose securities are supported by the full faith and credit of the United States; the Federal Home Loan Banks, Federal Intermediate Credit Banks, and the Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury; the Federal National Mortgage Association, whose securities are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and the Student Loan Marketing Association, the Inter-American Development Bank, and International Bank for Reconstruction and Development, whose securities are supported only by the credit of such agencies. Although the U.S. government provides various types of financial support to U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so and not all U.S. Government Securities are guaranteed or backed by the full faith and credit of the U.S. government. The U.S. government and its agencies and instrumentalities do not guarantee the market value of their securities. Consequently, the market value of such securities will fluctuate.

WHEN ISSUED PURCHASES. The Conservative Allocation, Government Securities, High Yield Bond and Short Maturity Government Funds and the bond portion of the Balanced Fund may purchase bonds on a when issued or delayed-delivery basis. Delivery of and payment for these bonds could take place a month or more after the date of the transaction. During this time, the value of the purchase commitment will fluctuate with the market for these bonds. However, when a Fund makes a commitment to purchase the bonds, the payment and interest terms of these issues are fixed. A Fund will make these commitments only with the intention of acquiring the bonds, but may sell those bonds before settlement date if the Advisor believes that would benefit shareholders. When a Fund purchases bonds on a when issued or delayed-delivery basis, it will provide its custodian with enough cash or short-term investments to pay the purchase price of these bonds upon delivery. This policy ensures that when issued or delayed-delivery purchases will not be used as a form of borrowing to make investments.

                             MANAGEMENT OF THE FUNDS

The officers of the Company run the day-to-day operations of the Funds under the supervision of the Board. The Advisor, under agreements with the Company, supervises and assists in the management of the Funds and the purchase and sale of securities. See "The Investment Advisor" below.

During the fiscal year ended November 30, 2006, the Audit, Compliance and Pricing Committee ("Audit Committee") of the Board, which is each comprised of four Directors who are not deemed "interested persons", as defined in the 1940 Act ("Independent Directors"), held six meetings. The Audit Committee reviews reports by management and the independent auditor relating to the integrity of the Funds' financial reporting process and their internal controls, and, as appropriate, the internal controls of certain service companies; is directly responsible for the appointment, compensation, retention and oversight of the Funds' independent auditor; oversees the quality, clarity and objectivity of the Funds' financial statements and the independent audit thereof; provides an avenue of communication among the Board, management, and the independent auditor; acts as a liaison between the Board and the Chief Compliance Officer of the Funds ("CCO"), and monitors the performance by the CCO of the CCO's responsibilities under the procedures approved by the Board pursuant to Rule 38a-1 under the 1940 Act; oversees the procedures utilized for the valuation of portfolio securities owned by the Funds; and oversees the conflicts review process. The Board has adopted a written charter for the Audit Committee of the Board.

The Governance, Contracts and Nominating Committee ("Governance Committee") of the Board held four meetings during the fiscal year ended November 30, 2006. With respect to governance matters, the Governance Committee reviews board governance practices and procedures, board committee assignments and responsibilities, director compensation and director self-assessment. With respect to nominations of independent directors, the Governance Committee reviews the composition of the Board, considers nominations for independent director membership on the Board and evaluates candidates' qualifications for Board membership and their independence from the Funds' investment advisors and other principal service providers. When considering nominations, the Committee may consider referrals from a variety of sources, including current directors, management of the Funds, the Funds' legal counsel and shareholders who submit nominations in accordance with any procedures specified in the Funds' communications to shareholders. In its evaluation of potential nominees, the Governance Committee may consider such factors as it deems appropriate, including the contribution that the person can make to the Board, with consideration being given to the person's business and professional experience, the specific financial, technical or other expertise possessed by the person and the person's reputation for high ethical standards and personal and professional integrity. Independent director nominee recommendations from shareholders should be sent to the Secretary of the Company. With respect to contract matters, the Governance Committee requests information regarding, and evaluates the terms of, the advisory agreements, administrative services agreements, distribution agreements and related distribution plans pursuant to Rule 12b-1 relating to the Funds; monitors the performance of advisors to the Funds, the distributor, and the administrative services providers.

BIOGRAPHICAL INFORMATION. The Independent Directors are listed below together with information regarding their age, address and business experience during the past five years. Each of the Directors oversees all of the funds that make up Sentinel Group Funds, Inc. Each Director serves until his or her successor is elected and qualified, until the next regular meeting of the Board after such Director attains the age of 72 or until his or her death, resignation, or removal as provided in the Funds' governing documents or by statute.


                                POSITION AND LENGTH OF    PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS  PUBLIC
NAME, ADDRESS, AGE              TIME SERVED                                                               DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------------------------
John D. Feerick (70)            Director, since 1984      Fordham University School of Law - Professor    Wyeth
140 West 62nd Street                                      of Law since 1982; Dean, from 1982 to 2002;     (a pharmaceutical
New York, NY 10023                                        NYS Commission on Judicial Elections, since     company) -   Director,
                                                          2003; Special Master of Family  Homelessness    since 1987; Group Health
                                                          in NYC -  from 2003 to 2005; Judicial Referee   Incorporated  - Director,
                                                          on School Funding - 2004 to 2005; American      since 1999; American
                                                          Arbitration Association, past Chairman of the   Irish Historical Society
                                                          Board                                           (Executive Committee),
                                                                                                          since 2002; Archdiocese
                                                                                                          of New York (Charter
                                                                                                          Committee since 2002 and
                                                                                                          Realignment Committee
                                                                                                          since 2005)

Keniston P. Merrill (70)        Director, since 1987;     Retired - Formerly Advisor Chair and Chief      Mary Hitchcock Memorial
National Life Drive             Chair, 1990-1997          Executive Officer                               Hospital - Trustee, 1995
Montpelier, VT  05604                                                                                     - 2005; Dartmouth
                                                                                                          Hitchcock Alliance -
                                                                                                          Trustee, 1995 - 2005

Deborah G. Miller (57)          Director, since 1995      Ascendent  Systems  (a voice and messaging      Libby Glass - Director,
National Life Drive                                       systems company) - Chief Executive Officer,     since 2003; Wittenberg
Montpelier, VT  05604                                     since 2005; Enterprise Catalyst Group (a        University  - Director
                                                          management consulting firm ) - Chief            since 1998
                                                          Executive Officer, since 2003; iCEO LLC (an
                                                          employment agency ) - Chief Executive Officer

                                                          2000 to 2003

John Raisian, Ph.D. (57)        Director, since 1996      Hoover Institution at Stanford University -
Hoover Institution                                        Economist, since 1986
Stanford University
Serra and Galvez Streets
Stanford, CA  94305-6010

Nancy L. Rose (48)              Director, since 2003      Massachusetts Institute of Technology -         CRA International,
National Life Drive                                       Professor of Economics, since 1985; National    Inc. (a consulting firm)
Montpelier, VT  05604                                     Bureau of Economic Research - Director of       - Director, since 2004
                                                          Industrial Organization Research Program,
                                                          since 1990

Richard H. Showalter (59)       Director, since 2003;     Dartmouth-Hitchcock Alliance and Mary
National Life Drive             Lead Independent Director Hitchcock Memorial Hospital - Senior Vice
Montpelier, VT  05604           since 2005                President and Chief Financial Officer, since
                                                          1985; Dartmouth-Hitchcock Clinic - Senior
                                                          Vice President and Chief Financial Officer,
                                                          since 1999; Dartmouth-Hitchcock Medical
                                                          Center - Treasurer, since 1995


                                      -21-

                                POSITION AND LENGTH OF    PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS  PUBLIC
NAME, ADDRESS, AGE              TIME SERVED                                                               DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------------------------
Susan M. Sterne (61)            Director, since 1990;     Economic Analysis Associates, Inc. -
5 Glen Court                    Audit, Compliance and     President, since 1979
Greenwich, CT  06830            Pricing Committee Chair,
                                since 2007

Angela E. Vallot  (50)          Director, since 1996;     Vallot Consultants - President, since 2004;
370 Riverside Drive, Apt. 15E   Governance, Contracts &   Colgate-Palmolive Company (a consumer
New York, NY  10025             Nominating Committee      products company ) - Vice President -  2001
                                Chair, since 2004         to 2003; Texaco, Inc. (an integrated energy
                                                          company ) - Director of Diversity, 1997 to
                                                          2001


Certain biographical and other information relating to the Directors who are officers and "interested persons" of the Funds as defined in the 1940 Act and to the other officers of the Funds is set forth below. Mr. MacLeay and Mr. Thwaites oversee all of series of Sentinel Group Funds, Inc. Each Director serves until his or her successor is elected and qualified, or until his or her death, resignation, or removal as provided in the Funds' governing documents or by statute. Each elected officer is elected by, and serves at the pleasure of, the Board.


NAME, ADDRESS, AGE              POSITION AND LENGTH OF    PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS        PUBLIC
                                TIME SERVED                                                                     DIRECTORSHIPS
---------------------------------------------------------------------------------------------------------------------------------
Thomas H. MacLeay (57)          Chair, since 2003;        National Life Holding Company (a mutual insurance     Sentinel Variable
National Life Drive             Chief Executive Officer   company) and National Life -  Chairman of the         Products Trust (7)
Montpelier, VT 05604            2003-2005                 Board, President and Chief Executive Officer, since
                                                          2002; President and Chief Operating Officer, 1996
                                                          to 2001; Sentinel Variable Products Trust -
                                                          Chairman, since 2004; Chief Executive Officer, 2004
                                                          to 2005


                                      -22-

NAME, ADDRESS, AGE              POSITION AND LENGTH OF    PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS        PUBLIC
                                TIME SERVED                                                                     DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------------------

Christian W. Thwaites (49)      President, Chief          Advisor  - President & Chief Executive Officer,       None
National Life Drive             Executive Officer and     since 2005; National Life - Executive Vice
Montpelier, VT05604             Director,  since 2005     President, since 2005; Sentinel Variable Products
                                                          Trust  - President and Chief Executive Officer,
                                                          since 2005; Sentinel Financial Services Company
                                                          ("SFSC") - Chief Executive Officer since 2005,
                                                          President 2005 to 2006; Sentinel Administrative
                                                          Services, Inc. ("SASI") - President & Chief
                                                          Executive Officer since 2005; Sentinel Advisors
                                                          Company ("SAC") and Sentinel Administrative
                                                          Services Company ("SASC") - President & Chief
                                                          Executive Officer 2005 to 2006; Skandia Global
                                                          Funds - Chief Executive Officer, 1996 to 2004

Thomas P. Malone (51)           Vice President and        SASI- Vice President, since 2006; Sentinel Variable   N/A
National Life Drive             Treasurer, since 1997;    Products Trust - Vice President and Treasurer,
Montpelier, VT 05604            Assistant Vice            since 2000; SASC - Vice President 1998 to 2006
                                President, 1990 to 1997

John K. Landy (47)              Vice President, since     SASI- Senior Vice President, since 2006; Sentinel     N/A
National Life Drive             2002                      Variable Products Trust - Vice President, since
Montpelier, Vermont 05604                                 2004; SASC - Senior Vice President 2004 to 2006;
                                                          Vice President, 1997 to 2004

Scott G. Wheeler (41)           Assistant Vice            SASI - Assistant Vice President, since 2006;          N/A
National Life Drive             President and Assistant   Sentinel Variable Products Trust  - Assistant Vice
Montpelier, Vermont 05604       Treasurer, since 1998     President and Assistant Treasurer, since 2004; SASC
                                                          - Assistant Vice President 1998 to 2006

Kerry A. Jung (33)              Secretary, since 2005     National Life - Senior Counsel, since 2005;           N/A
National Life Drive                                       Sentinel Variable Products Trust  - Secretary,
Montpelier, VT  05604                                     since 2005; ESI;  Advisor;  SFSC - Counsel, since
                                                          2005; SASI - Counsel, since 2006; SASC - Counsel,
                                                          2005 to 2006; Strong Financial Corporation -
                                                          Managing Counsel, 2004-2005; Associate Counsel,
                                                          2000 to 2004


                                      -23-

NAME, ADDRESS, AGE              POSITION AND LENGTH OF    PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS        PUBLIC
                                TIME SERVED                                                                     DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------------------

D. Russell Morgan (51)          Chief Compliance          Advisor; National Variable Annuity Account II;        N/A
National Life Drive             Officer, since 2004;      National Variable Life Insurance Account  - Chief
Montpelier, Vermont  05604      Secretary, 1988-2004      Compliance Officer, since 2004; Sentinel Variable

                                                          Products Trust  - Chief Compliance Officer, since
                                                          2004; Secretary, 2000-2005;  National Life -
                                                          Assistant General Counsel, 2001 to 2005; Senior
                                                          Counsel, 2000 to 2001; ESI - Counsel, 1986 to 2005;
                                                          Advisor,  SFSC,  SASC - Counsel, 1993 to 2005


Mr. MacLeay is an interested person of the Funds because he is also Chairman, President and Chief Executive Officer of the National Life Holding Company. Mr. Thwaites is an interested person of the Funds he is also President and Chief Executive Officer of the Advisor and SASI. The officers and Directors of the Company who are employees of National Life or its subsidiaries do not receive any compensation from the Funds. Each Director who is not an affiliate of the Advisor is paid an annual fee of $20,500 plus $2,450 for each meeting attended. Effective August 23, 2006, the Lead Independent Director is paid an additional $16,000 annual fee. Between December 8, 2005 and August 23, 2006, this additional fee was $12,000. Each member of the Audit Committee and Governance Committee is also paid $2,000 for each in-person and $500 for each telephone Committee meeting attended, and the chair of each Committee is paid an annual fee of $6,000. Directors are also reimbursed for travel and other out-of-pocket expenses incurred in connection with attending such meetings. The aggregate amount paid, including expense reimbursements, by the Funds during the fiscal year ended November 30, 2006 to the officers and Directors as a group was $599,459.

The following table sets forth for the fiscal year ended November 30, 2006 compensation paid by the Company to the Independent Directors and the Chief Compliance Officer of the Funds:

                                                   PENSION OR
                                                   RETIREMENT
                                                   BENEFITS
                                AGGREGATE          ACCRUED AS       TOTAL
                                COMPENSATION       PART OF FUND     COMPENSATION
NAME                            FROM COMPANY       EXPENSE          FROM COMPANY
--------------------------------------------------------------------------------
John D. Feerick                   $43,700               None          $43,700
Richard I. Johannesen(1)           50,700               None           50,700
Keniston P. Merrill                43,200               None           43,200
Deborah G. Miller(2)               43,200               None           43,200
D. Russell Morgan(3)              126,008            $23,156          149,164
John Raisian(2)                    43,200               None           43,200
Nancy L. Rose(2)                   44,700               None           44,700
Richard H. Showalter, Jr.(2)       56,700               None           56,700
Susan M. Sterne                    44,700               None           44,700
Angela E. Vallot1, (2)             49,200               None           49,200

--------------------------------------------------------------------------------
(1)Mr. Johannesen was Chair of the Audit Committee, and Ms. Vallot is Chair of the Governance Committee. Mr. Johannesen retired as of March 15, 2007 and Ms. Sterne was appointed Chair of the Audit Committee.
(2)As of November 30, 2006, the total amount of deferred compensation (including interest) payable to or accrued for Ms. Miller is $136,559, for Mr. Raisian is $47,649, for Ms. Rose is $23,394, for Mr. Showalter is $106,961, and for Ms. Vallot is $188,503.
(3)Mr. Morgan was also reimbursed out-of-pocket business expenses.

SHARE OWNERSHIP. Information relating to each Director's share ownership in the Funds as of December 31, 2006 is set forth in the chart below. The dollar ranges are as follows:

A.    None
B.    $1 to $10,000
C.    $10,001 to $50,000
D.    $50,001 to $100,000
E.    Over $100,000

      For purposes of the chart below, the Funds are designated as follows

BL    -    Balanced Fund                    HY   -    High Yield Bond Fund
CG    -    Capital Growth Fund              IE   -    International Equity Fund
CS    -    Common Stock Fund                MC   -    Mid Cap Growth Fund
CA    -    Conservative Allocation          MM   -    U.S. Treasury Money Market
                                                        Fund
GS    -    Government Securities Fund       SM   -    Short Maturity Government
                                                        Fund
GL    -    Growth Leaders Fund              SC   -    Small Company Fund

NAME                                    FUND                        ALL FUNDS

INTERESTED DIRECTORS:

Thomas H. MacLeay1, (2)         CS-E               MC-E                E
                                GS-E               SC-E
                                IE-E

Christian W. Thwaites1, (2)     CS-E               IE-D                E
                                GL-C               MC-C
                                GS-D               SC-C

INDEPENDENT DIRECTORS:

John D. Feerick                 CS-D               MC-C                E
                                IE-E               SC-E

Richard I. Johannesen, Jr.(3)   MM-C               SM-C                C

Keniston P. Merrill             MM-E                                   E

Deborah G. Miller(2)            HY-B               SC-D                E
                                MC-D

John Raisian                    CS-C               MC-B                C
                                HY-B               SC-C
                                IE-B

Nancy L. Rose                   BL-B               IE-B                C
                                CS-B               MC-B
                                HY-B               SM-B

Richard H. Showalter(2)         CS-C               IE-C                D
                                GS-C               MC-C
                                HY-B               SC-C

Susan M. Sterne                 CS-C                                   C

Angela E. Vallot(2)             BL-B               HY-B                E
                                CG-C               IE-D
                                GL-C               MC-C
                                CS-C               SC-D
                                GS-C

(1) Mr. MacLeay and Mr. Thwaites had indirect ownership positions in the listed Funds through National Life's 401(k) plan. These positions were included when calculating the dollar ranges shown.
(2) These Directors indirectly invested in the Funds through a deferred compensation plan, which is included in the above.
(3) Mr. Johannesen retired as of March 15, 2007.

CODES OF ETHICS. The Board has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act that covers the Funds, and the Advisor and the Distributor have also each adopted a Code of Ethics under Rule 17j-1. The Codes of Ethics establish procedures for personal investing and restrict certain transactions. Employees subject to the Codes of Ethics may invest in securities for their personal investment accounts, including securities that may be purchased or held by the Funds.

                               PORTFOLIO MANAGERS

PORTFOLIO MANAGER COMPENSATION.

ADVISOR. All portfolio managers are compensated by a combination of fixed salaries and incentive compensation and, in certain circumstances, the portfolio managers may be guaranteed a minimum level of combined compensation. The fixed salary portion of compensation is generally based on comparative investment management industry data. Portfolio managers who manage more than one fund and/or also manage accounts for National Life and its affiliates have a pro rata share of their salaries based on the amount of assets managed for each area and each type of investment or fund. The determination of these allocations is in the best judgment of and at the discretion of the Advisor's chief executive officer. Incentive compensation can be a significant portion of total compensation. Incentive compensation with respect to the management of the Funds is primarily based on pre-tax investment performance relative to Morningstar ratings and rankings. Relative results for the most recent 1-, 3- and 5-year periods are taken into account, with 25% based on the 1-year relative performance, 50% based on the 3-year relative performance, and 25% based on the 5-year relative performance. No incentive compensation is paid for performance below a 50% Morningstar percentile ranking. Because Mr. Kandel and Ms. Schapiro recently began managing their respective Funds, their performance compensation is allocated as follows until a 5-year performance record is established: 100% based on the 1-year relative performance in year one; 50% on the 1-year and 50% on the 2-year relative performance in year two; 25% on the 1-year relative performance, 50% on the 2-year relative performance and 25% on the 3-year relative performance in year three; and 25% on the 1-year relative performance, 50% on the 3-year relative performance and 25% on the 4-year relative performance in year four. Portfolio managers who also manage accounts for National Life and its affiliates are also eligible to receive incentive compensation based on the performance of those accounts as compared to specific fixed-income benchmarks.

A portion of the incentive compensation for each of the portfolio managers is deferred and invested in one or more publicly available Sentinel funds. In addition, for all portfolio managers, the Advisor and/or an affiliate contributes an amount equal to 20% of the aggregate amount of all incentive compensation for a particular year to a discretionary award pool. Payments from this pool are determined by the chief executive officers of the Advisor and National Life based on overall results for National Life and its affiliates, an evaluation of individual performance, and other factors they determine. Mr. Kandel and Ms. Schapiro also receive as additional compensation a portion of the advisory fees earned by the Advisor on the Mid Cap Growth Fund or International Equity Fund, respectively, for a limited period of time. Portfolio managers also participate in benefit plans and programs available generally to all employees of National Life and its affiliates. These include health, life and disability insurance, and a defined benefit pension plan.

PORTFOLIO MANAGERS' FUND OWNERSHIP. For each Fund other than the U.S. Treasury Money Market Fund, the following table shows the dollar range of shares owned beneficially and of record by the person(s) who are primarily responsible for the day-to-day management of the Fund (each a "portfolio manager"), including investments by their immediate family members, as of November 30, 2006.

A.         None
B.         $1 to $10,000
C.         $10,001 to $50,000
D.         $50,001 to $100,000
E.         $100,001 to $500,000
F.         $500,001 to $1,000,000
G.         Over $1,000,000

                                                              AGGREGATE DOLLAR
                                                             RANGE OF EQUITY IN
PORTFOLIO MANAGER          FUND(S) MANAGED                        THE FUND
--------------------------------------------------------------------------------
Elizabeth R. Bramwell      Capital Growth Fund                        G
                           Growth Leaders Fund                        F

David M. Brownlee          Balanced Fund                              A
                           Conservative Allocation Fund               A
                           Government Securities Fund                 C
                           Short Maturity Government Fund             B

Daniel E. Gass             Conservative Allocation Fund               A
                           High Yield Bond Fund                       C

Paul Kandel                Mid Cap Growth Fund                        E

Daniel J. Manion           Balanced Fund                              A
                           Common Stock Fund                          E
                           Conservative Allocation Fund               A

Betsy Pecor                Small Company Fund                         C

Katherine Schapiro         Conservative Allocation Fund               A
                           International Equity Fund                  E

Charles C. Schwartz        Small Company Fund                         C

PORTFOLIO MANAGEMENT CONFLICTS OF INTEREST. In addition to managing the assets of one or more Funds, each portfolio manager may have responsibility for managing other client accounts of the Advisor. The manner in which the portfolio manager's incentive compensation is weighted among the accounts managed may give a portfolio manager an incentive to allocate a particular investment opportunity to a product that has a greater weighting in determining his or her incentive compensation. The tables below show, for the portfolio manager(s) of each Fund other than the U.S. Treasury Money Market Fund, the number and asset size of the following types of accounts that he or she manages (if any): (1) SEC registered investment companies (or series thereof) other than the Company and (2) other accounts (e.g., accounts managed for individuals or organizations). The tables also show the number of performance based fee accounts for each category, as well as the total assets of the accounts for which the advisory fee is based on the performance of the account. Information is provided as of November 30, 2006. No portfolio manager managed pooled investment vehicles that are not registered investment companies.

             PORTFOLIO MANAGERS' MANAGEMENT OF REGISTERED INVESTMENT
                      COMPANIES/SERIES OTHER THAN THE FUNDS

                                                     NUMBER OF     TOTAL ASSETS
                                                     COMPANIES/    OF COMPANIES/
                        NUMBER OF                    SERIES WITH   SERIES WITH
                        COMPANIES/                   PERFORMANCE-  PERFORMANCE-
PORTFOLIO MANAGER       SERIES       TOTAL ASSETS    BASED FEE      BASED FEE
--------------------------------------------------------------------------------
David M. Brownlee          2        $30.9 million      None             None
Darlene A. Coppola         1        $25.7 million      None             None
Paul Kandel                1        $25.2 million      None             None
Daniel J. Manion           2        $92.9 million      None             None
Betsy Pecor                1        $60.4 million      None             None
Charles C. Schwartz        1        $60.4 million      None             None


                   PORTFOLIO MANAGERS' MANAGEMENT OF ACCOUNTS
                     THAT ARE NOT POOLED INVESTMENT VEHICLES

                                                                TOTAL ASSETS
                                                 NUMBER OF      OF ACCOUNTS
                                                ACCOUNTS WITH   WITH
                        NUMBER OF                PERFORMANCE-   PERFORMANCE-
PORTFOLIO MANAGER       ACCOUNTS  TOTAL ASSETS    BASED FEE     BASED FEE
--------------------------------------------------------------------------------
Elizabeth R. Bramwell      3    $25.2 million          None         None
David M. Brownlee          5    $3.4377 billion        None         None
Daniel E. Gass             2    $321.8 million         None         None
Paul Kandel                1    $13.5 million          None         None
Daniel J. Manion           2    $62.1 million          None         None
Betsy Pecor                1    $13.4 million          None         None
Charles C. Schwartz        1    $13.4 million          None         None

THE ADVISOR'S CONFLICTS OF INTEREST. The Advisor is an indirect wholly owned subsidiary of the National Life Holding Company. National Life, also an indirect wholly owned subsidiary of the National Life Holding Company, is in the business of marketing life insurance and annuity policies to the public. In the course of its business National Life maintains substantial investment portfolios for its own account, primarily in domestic fixed income securities. Real, potential or apparent conflicts of interest may arise where the same investment opportunities are appropriate for a National Life portfolio or for the portfolios of other clients. These conflicts of interest may arise particularly in cases where the same portfolio manager has day-to-day portfolio management responsibilities with respect to more than one Fund or other account. The Advisor has established procedures under which, when the Advisor recommends to a Fund the purchase of an issue that it may also recommend for other clients or for the portfolios of its affiliates, investment opportunities are allocated by a means which is fair. Generally investment opportunities are allocated to different investors for which a given investment opportunity is suitable on a pro rata basis. However, the allocation may be changed from pro rata where a good reason to do so exists, such as that the pro rata allocation would result in such small allocations to a particular investor that it is not cost effective or meaningful. For fixed income investments, allocations are normally in proportion to cash available for investment in a particular opportunity, but an opportunity judged to be more suitable to a particular account than others may be allocated to such account. Over time the Advisor seeks to ensure that no Fund or other account is favored over others.

To the extent that a portfolio manager has responsibilities for managing accounts in addition to the Fund, the portfolio manager will need to divide his or her time and attention among relevant accounts.

In some cases, a real, potential or apparent conflict may arise where the Advisor may have an incentive, such as a performance based fee, in managing one account and not with respect to other accounts it manages.

                             PRINCIPAL SHAREHOLDERS

As of February 28, 2007, the Company's Directors and officers as a group owned less than 1% of the outstanding shares of each Fund. As of February 2007, none of the Independent Directors nor any of their immediate family members owned beneficially or of record any securities in the Advisor, SFSC or any of their affiliates.

In addition, as of February 28, 2007, the National Life Holding Company and its subsidiaries, each of whose address is National Life Drive, Montpelier, Vermont 05604, except for Life Insurance Company of the Southwest, whose address is 1300 West Mockingbird Lane, Dallas, Texas 75247, owned of record and beneficially the following shares in each Fund.

                                                             PERCENT OF
 FUND/CLASS                        NUMBER OF SHARES         OUTSTANDING
--------------------------------------------------------------------------------
Balanced Fund
      Class A                         237,521.068               1.7
      Class B                         604,595.700              47.3
Capital Growth
      Class C                           7,764.397              44.0
Common Stock Fund
      Class A                       1,118,889.239               0.3
      Class B                               0.459               0.0
Government Securities Fund
      Class A                         177,194.995               0.8
      Class C                          10,040.161               7.3
Growth Leaders
      Class C                           4,576.629               9.2
High Yield Bond Fund
      Class A                         128,673.797               1.9
      Class C                               0.896               0.0
International Equity Fund
      Class A                       1,291,120.852              17.2
      Class C                               1.132               0.0
Mid Cap Growth Fund
      Class A                       1,104,546.273              13.1
      Class B                           8,110.986               0.8
      Class C                           8,000.996               3.3
Short Maturity Government Fund
      Class A                         165,757.391               0.9
      Class C                          11,198.208              41.0
      Class S                             117.017               0.0
Small Company Fund
      Class A                       2,048,449.405               1.3
U.S. Treasury Money Market Fund
      Class A                       7,112,537.560              10.9
      Class B                          88,033.980               3.4

As of February 28, 2007, no other shareholder owned of record, or was known by the Company to own beneficially, as much as 5% of the voting stock of any class of any Fund or 25% or more of a Fund except as set forth below.

                                                        NUMBER OF     PERCENT OF
FUND/CLASS                   SHAREHOLDER                  SHARES     OUTSTANDING
--------------------------------------------------------------------------------
Capital Growth Class A      First Clearing, LLC            523,050.983    8.36
                            Salina First & Co
                            PO Box 1337
                            Salina KS 67402-1337


Capital Growth Class A      Charles Schwab & Co Inc      1,216,814.457   19.46
                            Reinvest Account
                            Attn Mutual Funds Dept
                            101 Montgomery St
                            San Francisco CA 94104-4151


Growth Leaders Class A      Merrill Lynch Pierce
                            Fenner & Smith                 122,692.930   11.52
                            Attn Physical Team
                            4800 Deer Lake Drive East
                            3RD Fl
                            Jacksonville FL 32246-6484


Growth Leaders Class A      Elizabeth Bramwell              64,158.974    6.03
                            1225 Park Ave
                            New York NY 10128-1758


Small Company Class A       NFS LLC FEBO                18,575,169.917   11.72

                            FIIOC As Agent for
                            Qualified Employee
                            Benefit Plans 401K
                            FINOPS-IC Funds
                            100 Magellan Way KWIC
                            Covington KY 41015-1987

                            Patterson & Co FBO
Short Maturity
Government Class A          Knox County Asset Accum      1,282,764.564    6.77
                            1525 West WT Harris Blvd
                            NC-1151
                            Charlotte NC 28288-0001


Any person owning more than 25% of a Fund's shares may be considered a "controlling person" of the Fund. Accordingly, a controlling person's vote could have more significant effect on matters presented to shareholders for approval than the vote of other Fund shareholders.

                             THE INVESTMENT ADVISOR

The Advisor provides general supervision of the Funds' investments as well as certain administrative and related services. The Advisor is an indirect wholly owned subsidiary of the National Life Holding Company.

Under investment advisory agreements with the Funds, each Fund pays the Advisor a monthly fee based on the annual rates shown.

                                    ADVISORY           AVERAGE DAILY
FUND                                FEE RATE           NET ASSETS(1)
--------------------------------------------------------------------------------
Balanced                              0.55%           First $200 million
                                      0.50%           Next $200 million
                                      0.45%           Next $600 million
                                      0.40%           Next $1 billion
                                      0.35%           In excess of $2 billion

Capital Growth                        0.70%           First $500 million
                                      0.65%           Next $300 million
                                      0.60%           Next $200 million
                                      0.50%           Next $1 billion
                                      0.40%           In excess of $2 billion

Common Stock                          0.70%           First $500 million
                                      0.65%           Next $300 million
                                      0.60%           Next $200 million
                                      0.50%           Next $1 billion
                                      0.40%           In excess of $2 billion

Conservative Allocation Fund          0.55%           First $200 million
                                      0.50%           Next $200 million
                                      0.45%           Next $600 million
                                      0.40%           Next $1 billion
                                      0.35%           In excess of $2 billion

Government Securities                 0.55%           First $200 million
                                      0.50%           Next $200 million
                                      0.45%           Next $600 million
                                      0.40%           Next $1 billion
                                      0.35%           In excess of $2 billion

Growth Leaders                        0.90%           First $500 million
                                      0.85%           Next $300 million
                                      0.80%           Next $200 million
                                      0.70%           Next $1 billion
                                      0.60%           In excess of $2 billion

High Yield Bond                       0.70%           First $500 million
                                      0.65%           Next $300 million
                                      0.60%           Next $200 million
                                      0.50%           Next $1 billion
                                      0.40%           In excess of $2 billion

International Equity                  0.70%           First $500 million
                                      0.65%           Next $300 million
                                      0.60%           Next $200 million
                                      0.50%           Next $1 billion
                                      0.40%           In excess of $2 billion

Mid Cap Growth                        0.70%           First $500 million
                                      0.65%           Next $300 million
                                      0.60%           Next $200 million
                                      0.50%           Next $1 billion
                                      0.40%           In excess of $2 billion

                                    ADVISORY           AVERAGE DAILY
FUND                                FEE RATE           NET ASSETS(1)
--------------------------------------------------------------------------------
Short Maturity Government             0.55%           First $200 million
                                      0.50%           Next $200 million
                                      0.45%           Next $600 million
                                      0.40%           Next $1 billion
                                      0.35%           In excess of $2 billion

Small Company                         0.70%           First $500 million
                                      0.65%           Next $300 million
                                      0.60%           Next $200 million
                                      0.50%           Next $1 billion
                                      0.40%           In excess of $2 billion

U.S. Treasury Money Market            0.40%           First $300 million
                                      0.35%           In excess of $300 million


(1) When determining the breakpoint for the advisory fee for the Government Securities Fund, its assets are aggregated with the Short Maturity Government Fund. In determining the breakpoint for the advisory fee for the Short Maturity Government Fund, its assets are aggregated with the Government Securities Fund.

Prior to October 27, 2006, the Government Securities and Short Maturity Government Funds assets were aggregated together with the New York Tax-Free Income and Tax-Free Income Funds, which were reorganized into unaffiliated funds.

Prior to February 1, 2006, under investment advisory agreements with the Funds, the Funds listed below paid the Advisor a monthly fee based on the annual rates shown.
                                    ADVISORY           AVERAGE DAILY
FUND                                FEE RATE           NET ASSETS(1)
--------------------------------------------------------------------------------
High Yield Bond                      0.75%          First $100 million
                                     0.70%          Next $100 million
                                     0.65%          Next $100 million
                                     0.60%          In excess of $300 million

Small Company                        0.70%          First $200 million
                                     0.65%          Next $100 million
                                     0.60%          Next $100 million
                                     0.55%          In excess of $400 million

(1) For purposes of determining an advisory fee breakpoint for the Small Company Fund, the Fund's assets were aggregated together with the Balanced, International Equity and Mid Cap Growth Funds' assets.

Prior to December 19, 2005, under investment advisory agreements with the Funds, the Funds listed below paid the Advisor a monthly fee based on the annual rates shown.

                                    ADVISORY           AVERAGE DAILY
FUND                                FEE RATE           NET ASSETS(1)
--------------------------------------------------------------------------------
Balanced                              0.70%          First $200 million
                                      0.65%          Next $100 million
                                      0.60%          Next $100 million
                                      0.55%          In excess of $400 million
Common Stock                          0.55%          All assets

Government Securities                 0.55%          First $200 million
                                      0.50%          First $200 million
                                      0.45%          In excess of $400 million

                                    ADVISORY           AVERAGE DAILY
FUND                                FEE RATE           NET ASSETS(1)
--------------------------------------------------------------------------------
International Equity                  0.70%          First $200 million
                                      0.65%          Next $100 million
                                      0.60%          Next $100 million
                                      0.55%          In excess of $400 million

Mid Cap Growth                        0.70%          First $200 million
                                      0.65%          Next $100 million
                                      0.60%          Next $100 million
                                      0.55%          In excess of $400 million

Short Maturity Government             0.55%          First $200 million
                                      0.50%          First $200 million
                                      0.45%          In excess of $400 million

(1) For purposes of determining an advisory fee breakpoint for the Balanced, International Equity and Mid Cap Growth Funds, these Funds' assets were aggregated together and with the Small Company Fund's assets. For purposes of determining the advisory fee breakpoint for the Government Securities and Short Maturity Government Funds, these Funds' assets were aggregated together with the assets of the New York Tax-Free Income and Tax-Free Income Funds.

Before waivers of advisory fees, the Funds paid the following advisory fees:

FISCAL YEAR ENDED                               AGGREGATE ADVISORY FEES(1)
November 30, 2006                               $24,580,725 (2), (3)
November 30, 2005                               $22,358,397 (2), (3), (4)
November 30, 2004                               $21,889,616 (2), (3), (4)
------------------------------
1 The Advisor waived $676,240, $194,483 and $393,858 of aggregate advisory fees in the fiscal years ended 2004, 2005 and 2006, respectively.
2 Includes advisory fees paid by the Sentinel Capital Opportunity Fund.
3 Includes advisory fees paid by the New York Tax-Free Income and Tax-Free Income Funds, which were reorganized into certain unaffiliated funds effective October 27, 2006.
4 Includes advisory fees paid by the Bond, Core Mid Cap and Growth Index Funds, which were reorganized into the Government Securities Fund, Mid Cap Growth Fund and Sentinel Capital Opportunity Fund, respectively, effective September 26, 2005.

The Advisor has agreed to waive fees and/or reimburse expenses so that the Total Annual Fund Operating Expenses of the Class A shares of the Common Stock Fund will be no more than 1.10% until December 19, 2007. The shares of other classes of these Funds will benefit from this arrangement to the extent the Advisor waives its advisory fee to meet this commitment.

Shareholders of the Bramwell Growth and Bramwell Focus Funds approved the advisor agreement with the Advisor for the Capital Growth and Growth Leaders Funds on March 10, 2006 and the initial shareholder of the Capital Growth and Growth Leaders Funds approved the advisory agreement with the Advisor on March 16, 2006. Shareholders of the Small Company Fund last approved the advisory agreement with the Advisor on January 24, 2006. Shareholders of the High Yield Bond Fund last approved the advisory agreement with the Advisor on January 9, 2006. Shareholders of each of the Common Stock, International Equity and Mid Cap Growth Funds last approved the advisory agreement with the Advisor on November 21, 2005. The initial sole shareholder of the Conservative Allocation Fund approved the advisory agreement with the Advisor on March 7, 2003. Shareholders of the Balanced, Government Securities, Short Maturity Government and U.S. Treasury Money Market Funds last approved the advisory agreement with the Advisor on November 30, 1992. The Board last approved each of the advisory agreements with the Advisor on August 23, 2006.

Each advisory agreement must be approved annually by vote of the Board or by the vote of a majority of the outstanding voting securities of the applicable Fund, but in either event it must also be approved by a vote of a majority of the Independent Directors who are not parties to the contract, or interested persons, as defined in the 1940 Act, of any such party, cast in person at a meeting called for the purpose of voting on such approval. With respect to the submission of the Company's advisory agreement to shareholders, such matters shall be deemed to be acted upon effectively with respect to any Fund if a majority of the outstanding voting securities of such Fund vote for approval of such matter, notwithstanding (A) that such matter has not been approved by a majority of the outstanding voting securities of any other Fund affected by such matter, and (B) that such matter has not been approved by a vote of a majority of the outstanding voting securities of the Company.

Each advisory agreement will terminate automatically in the event of its assignment and is terminable at any time without penalty by the Board, or, with respect to a particular Fund, by a majority of the Fund's outstanding voting securities on not more than 60 days' written notice to the Advisor and by the Advisor on 60 days' written notice to the Fund.

Until August 11, 2006, Evergreen Investment Management Company LLC ("Evergreen") served as subadvisor to the Conservative Allocation Fund. Until September 1, 2005, Evergreen also served as subadvisor to the High Yield Bond Fund. Until December 15, 2005, INVESCO Global Asset Management (N.A.), Inc. ("INVESCO") served as subadvisor to the International Equity Fund.

The fees paid to Evergreen and INVESCO by the Advisor for the three most recently completed fiscal years were as follows:

                                          AGGREGATE SUBADVISORY FEES

                          Evergreen            Evergreen            INVESCO
                        (Conservative         (High Yield       (International
FISCAL YEAR ENDED     Allocation Fund)         Bond Fund)        Equity Fund)
--------------------------------------------------------------------------------
November 30, 2006         $108,736                  N/A            $93,863
November 30, 2005         $201,162               $481,793         $473,072
November 30, 2004         $165,972               $642,377         $424,206

                             PROXY VOTING PROCEDURES

The Funds have adopted proxy voting procedures pursuant to which the Board delegates the responsibility for voting proxies relating to portfolio securities held by the Funds to the Advisor as part of their general management of the applicable Fund, subject to the Board's continuing oversight. The proxy voting procedures of the Advisor are included in Appendix D to this Statement of Additional Information. For each Fund that makes any investments in voting securities, information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-800-282-FUND (3863), at the Funds' website at http://www.sentinelfunds.com, or at the SEC's website at http://www.sec.gov.

                   SELECTIVE DISCLOSURE OF PORTFOLIO HOLDINGS

Pursuant to policies and procedures adopted by the Funds and the Advisor, the Funds and the Advisor may, under certain circumstances, make selective disclosure with respect to a Fund's portfolio holdings. The Board has approved the policies and procedures adopted by the Funds and has delegated to the Advisor the responsibility for ongoing monitoring and supervision to ensure compliance with these policies and procedures, including compliance with any confidentiality requirements applicable to recipients of portfolio holdings. The Funds' Chief Compliance Officer has undertaken to report any violations of these policies and procedures, including any confidentiality requirements pursuant to them, to the Board.

The Funds' policy with respect to disclosure of portfolio holdings is that such disclosure shall be limited to:

Public Disclosure:

     (i) information with respect to portfolio holdings contained in the Funds' Annual and Semi-Annual Reports to Shareholders;

     (ii) information with respect to portfolio holdings contained in the Funds' Form N-Q filed with the SEC, which is filed with the SEC within 60 days of quarter-end;

     (iii) information with respect to portfolio holdings that is: (1) provided on the Funds' website; (2) provided in the Funds' marketing materials, broadly used with all selling intermediaries of the Funds; or (3) otherwise made generally available to anyone who requests it, in all such cases such information to the extent it discloses the specific securities held by a Fund to be only as of the last business day of a month and only at least 30 days later than the date of such information;

Non-Public Disclosure:

     (iv) information with respect to portfolio holdings of the Funds provided to recognized mutual fund information services, such as Lipper Inc. and Morningstar, Inc., such information to be provided as of the last business day of a month and only if either (a) such information is disclosed to such services at least 30 days later than the date of such information, or (b) such services agree that they and their employees will not disclose or trade on such information before it is publicly disclosed; and

     (v) information with respect to portfolio holdings of the Funds provided to persons who request it, including selling group members, consultants and investors, such information to be provided (a) as of the last business day of a month and (b) at least 30 days later than the date of such information.

Portfolio holdings information provided under (iii), (iv) or (v) above shall be released only by a limited group of individuals specifically designated by the Funds' Chief Executive Officer or the President of the Funds' distributor. Each individual shall be trained in these limitations on the release of portfolio holdings information. Neither the Fund, the Advisor nor its affiliates receive compensation or other consideration with respect to the release of such portfolio holdings information.

The policy does not apply to the disclosure of information to: the Directors or their counsel; persons who owe a fiduciary or other duty of trust or confidence to the Company, such as the Funds' counsel and registered public accounting firm; providers of fund accounting services; the Funds' transfer agent and custodian; or executing brokers in connection with the sale of portfolio holdings. The fiduciary, contractual or other duties (e.g., legal or statutory) of these recipients generally require them not to misuse such information.

The Funds have adopted policies and procedures, including a Code of Ethics and various policies regarding securities trading, to address potential conflicts of interest that may arise in connection with disclosure of portfolio information. Among other things, the Code of Ethics prohibits officers and employees of the Advisor from knowingly or intentionally trading, directly or indirectly, against the Funds in any of the Funds' portfolio securities. The Code of Ethics also generally prohibits such officers and employees from trading in a manner inconsistent with the best interests of the Funds.

The Funds have entered into ongoing arrangements to provide selective disclosure of Fund portfolio holdings to the following persons or entities:

o    Board
o    Funds' Independent Registered Public Accounting Firm
o    Funds' custodian
o    Funds' transfer agent
o    Funds' administrator agent (in connection with accounting services)
o    Mutual fund information services - Morningstar, Inc. and Lipper Inc.

Selective disclosure of portfolio information is made to the Board, transfer agent, independent registered public accounting firm, administrator agent and custodian as frequently as necessary to enable such persons or entities to provide services to the Funds. Disclosure is made to Morningstar, Inc. and Lipper Inc. on a monthly basis.

The Funds and the Advisor monitor, to the extent possible, the use of portfolio information by the individuals or firms to which it has been disclosed. There can be no assurance, however, that the Funds' policies and procedures with respect to the selective disclosure of Fund portfolio information will prevent all misuse of such information by individuals or firms that receive such information.

                              PRINCIPAL UNDERWRITER

SFSC acts as the principal underwriter of shares of the Funds. Its principal business address is National Life Drive, Montpelier, Vermont 05604. SFSC is a Vermont general partnership of SAM and Sentinel Financial Services, Inc. ("SFSI"), a wholly owned subsidiary of SAM. In 2007, SFSC expects to transfer its agreement with the Funds to SFSI. No change in the services provided or the personnel providing these services is expected to occur as a result of this transfer.
The Funds receive the net asset value, as determined for the purpose of establishing the offering price, of each share sold. SFSC has advised the Funds that it allows concessions to intermediaries as shown in the Prospectus, except that items of a promotional nature amounting in value to not more than $100 may be given from time to time as a sales incentive to registered representatives. SFSC has advised the Funds that the total amount of underwriting commissions paid to it in the fiscal years ended November 30, 2006, 2005 and 2004 were $2,630,624, $3,646,485 and $6,952,138, respectively. Of these amounts, SFSC retained, in the fiscal years ended November 30, 2006, 2005 and 2004, $72,212, $158,748 and $523,034, respectively.

During the fiscal year ended November 30, 2006, SFSC also received $891,208 in contingent deferred sales loads. It did not receive any brokerage commissions or other compensation from the Funds. The distribution contracts of the Company provide that SFSC use its best efforts to continuously offer the Funds' shares. These contracts may be terminated by either party thereto on 60 days' written notice, without penalty, and they terminate automatically in the event of their assignment. The distribution contracts must be approved annually in one of the same ways as described above for the advisory agreements.

PAYMENTS TO INTERMEDIARIES. SFSC or an affiliate may compensate intermediaries that distribute and/or service investors in the Funds or, at the direction of a retirement plan's named fiduciary, make payments to intermediaries for certain plan expenses or otherwise for the benefit of plan participants and beneficiaries. A number of factors are considered in determining whether to pay these additional amounts. In certain situations, such factors may include, without limitation, the level or type of services provided by the intermediary, the level or expected level of assets or sales of shares, the placing of the Funds on a preferred or recommended fund list, access to an intermediary's personnel, and other factors. In addition to such payments, SFSC or an affiliate may offer other incentives in the form of sponsorship of educational or client seminars relating to current products and issues, assistance in training and educating the intermediaries' personnel, and/or payments of costs and expenses associated with attendance at seminars, including travel, lodging, entertainment and meals. SFSC anticipates that payments will be made to multiple intermediaries, including broker-dealers and other financial firms, and these payments may be significant. As permitted by SEC and the National Association of Securities Dealers rules and other applicable laws and regulations, SFSC may pay or allow other incentives or payments to intermediaries.

Some payments, which are sometimes referred to as "revenue sharing," may represent a premium over payments made by other fund families, and investment professionals may have an added incentive to sell or recommend a Fund or a share class over others offered by competing fund families. During the calendar year ended December 31, 2006, such payments made by SFSC or its affiliates to intermediaries aggregated approximately $2,884,534. Payments for these purposes made by SFSC or an affiliate from their own resources may vary. Certain of the payments may be offset by 12b-1 fees retained by SFSC. The following is a list of intermediaries to which SFSC or an affiliate made payments in 2006 related to marketing the Funds and/or servicing Fund shareholders:



American Guaranty & Trust          Janney Montgomery Scott LLC           Pershing LLC
AST Trust                          Legg Mason Wood Walker                Raymond James & Associates
Baystate Financial Services        Lincoln National Life                 Raymond James Financial
Benefit Plans Administrators       Linsco/Private Ledger                 RBC Dain Rauscher
BISYS Retirement Services          Matrix Settlement & Clearance         Robert W. Baird & Co.
Carillon Investments, Inc.         McDonald Investments                  Solomon Smith Barney
Charles Schwab & Co.               Merrill Lynch                         Securities America
Commonwealth Financial Network     MICG Investment Management            Stock Yards Bank & Trust Co


                                      -36-

Davenport & Co.                    Mid Atlantic Corp.                    The Vanguard Group
Edward Jones                       ML Global Investments                 Trustlynx
Equity Services, Inc.              Morgan Stanley                        UBS Financial Services
Fidelity Investments               MSCS Financial Services               USI Consulting Group
Financial Data Services, Inc.      National Financial Services Corp      Wachovia Bank
First National Bank of Omaha       National Investor Services Corp       Wachovia Securities
Fiserv                             NYLife Distributors                   Whitfield Financial
Hornor Townsend & Kent             PennMutual


It is expected that SFSC or an affiliate will make payments to these and other intermediaries for similar purposes in the future.

National Life Insurance Company, Equity Services, Inc. and/or their affiliates, which are all affiliates of SFSC, may contribute amounts to various non-cash and cash incentives paid to registered representatives of Equity Services, Inc. the amounts of which may be based on the sales of the Funds, including (1) sponsoring educational programs, (2) sponsoring sales contests and/or promotions in which participants receive prizes such as travel, merchandise, hardware and/or software; (3) paying for occasional meals, lodging and/or entertainment;
(4) making cash payments in lieu of business expense reimbursements and/or (5) making loans and forgiving such loans.

                             THE DISTRIBUTION PLANS

The Company have adopted several plans pursuant to Rule 12b-1 under the 1940 Act. One such plan applies to the Class A shares of the Company's Funds (other than the U.S. Treasury Money Market Fund). In addition, the Short Maturity Government Fund has a separate Supplemental Distribution Plan applicable only to it. The Class B shares of the Balanced, Common Stock, International Equity and Small Company Funds have adopted a Class B Distribution Plan, effective April 1, 1996. The Plans were extended to include the High Yield Bond Fund's Class A and Class B shares on March 14, 1997, and the Class B Distribution Plan was extended to include the Class B shares of the Mid Cap Growth Fund effective January 12, 1998. Effective May 4, 1998, the Class C shares of the Balanced, Common Stock, High Yield Bond and International Equity Funds adopted a Class C Distribution. The Class D shares of the Balanced Fund adopted a Class D Distribution Plan on August 21, 1998. The Class S shares of the Short Maturity Government Fund adopted a Class S Distribution Plan on December 9, 2004. (All of these plans are collectively hereinafter referred to as the "Plans"). The Plans were further extended to include the Class C shares of the Mid Cap Growth Fund on March 9, 2000, the Class C shares of the Small Company Fund on June 14, 2001, and the Class A, Class B and Class C shares of the Conservative Allocation Fund on December 12, 2002. The Plans have been and may be further amended from time to time. In all cases, the Plans reimburse SFSC for expenses actually incurred.

Each Fund (except for the U.S. Treasury Money Market Fund) paid fees for the various activities shown below under the Plans in the amounts set forth below for the fiscal year ended November 30, 2006.


                           SERVICE
                          FEES PAID
                             TO          RECOVERY        SALARIES       OCCUPANCY         TOTAL           TOTAL
                          INTERME-      OF PREPAID         AND           & OTHER          SALES          TRAVEL &
FUND                      DIARIES       SALES COMM.      BENEFITS        EXPENSES       PROMOTION      ENTERTAINMENT     TOTALS(1)
------------------------------------------------------------------------------------------------------------------------------------
Balanced                $  559,870      $  180,148      $  372,407      $   73,277      $  314,258      $   82,886      $ 1,137,155
Capital Growth             128,846            --           109,270          23,559          96,729          26,649          277,461
Common Stock             2,063,990         274,546       1,202,878         291,847       1,192,410         330,117        3,860,391
Conservative
  Allocation               149,624          69,938          82,461          15,436          65,725          17,460          314,517
Government Securities      200,305            --           366,741          52,335         218,575          59,197          410,772
Growth Leaders              10,000            --            28,163           1,547           7,049           1,750           19,845
High Yield Bond            181,496          92,491         121,566          24,357         104,954          27,551          409,244
International Equity       291,888          64,904         245,702          38,372         168,349          43,403          572,587
Mid Cap Growth             379,622         101,564         229,413          45,275         204,027          51,212          709,594
Short Maturity
  Government               678,696            --           449,345          60,985         250,426          68,982          786,544
Small Company            3,725,322         744,886       2,582,922         376,023       1,583,453         425,331        6,548,469
                        ----------      ----------      ----------      ----------      ----------      ----------      -----------
TOTALS                   8,369,658       1,528,477       5,790,868       1,003,013       4,205,954       1,134,539       15,046,578

(1)This represents the total payment by each Fund, which was less than the sum of all expenses because total expenses exceeded the maximum 12b-1 fee reimbursement. Total expenses were $6,985,932 greater than the maximum allowed reimbursement.

Under the Plan applicable to Class A shares of the Funds, it is expected that the amounts payable to SFSC will be equal to (a) 0.30% of average daily net assets in the case of the Balanced, Capital Growth, Common Stock, Conservative Allocation, Growth Leaders, International Equity, Mid Cap Growth and Small Company Funds, (b) 0.20% of average daily net assets in the case of the Government Securities and High Yield Bond Funds, or (c) 0.25% of average daily net assets in the case of the Short Maturity Government Fund. No service fee is paid with respect to any Fund shares purchased prior to March 1, 1993.

Under the Plan applicable to the Class B shares of the Funds, it is expected that the amounts payable to SFSC will be equal to 1.00% of the net assets of the Class B shares of the relevant Funds. SFSC will use such payments to recoup the cost of commissions paid to brokers at the time of sale of the Class B shares, service fees to brokers with respect to the Class B shares, and the same types of other marketing expenses for which SFSC receives reimbursement under the Plans applicable to the Class A shares.

Under the Plan applicable to the Class C shares of the Funds, it is expected that the amounts payable to SFSC will be equal to 1.00% of the net assets of the Class C shares of the relevant Funds. SFSC will use such payments to recoup the cost of commissions paid to brokers at the time of sale of the Class C shares, and pay continuing commissions and service fees to brokers with respect to the Class C shares.

Under the Plan applicable to the Class D shares of the Balanced Fund, it is expected that the amounts payable to SFSC will be equal to 0.75% of the net assets of the Class D shares of the Balanced Fund. SFSC will use such payments to recoup the cost of commissions paid to brokers at the time of sale of the Class D shares.

Under the Plan applicable to the Class S shares of the Short Maturity Government Fund, it is expected that the amounts payable to SFSC will be equal to 0.75% of the net assets of the Class S shares of the Short Maturity Government Fund. SFSC will use such payments to recoup the cost of continuing service fees paid to brokers with respect to Class S shares, and the same types of other marketing expenses for which SFSC receives reimbursement under the Plans applicable to the Class A shares.

The Board believes that a consistent cash flow resulting from the sale of new shares is necessary and appropriate to meet redemptions and for the Funds to take advantage of buying opportunities without having to make unwarranted liquidations of portfolio securities. Since SFSC receives no other compensation from the Funds, the Board believes it would benefit the Funds to have monies available for the direct distribution activities of SFSC in promoting the sale of shares of the Funds.

The Plans have been approved by the Board, including all of the Independent Directors. The Plans must be renewed annually by the Board, including a majority of the Independent Directors who have no direct or indirect financial interest in the operation of the Plans. It is also required that the selection and nomination of such Directors be done by the Independent Directors. The Plans and any distribution agreement may be terminated at any time, without penalty, by such Directors on 60 days' written notice. SFSC or any intermediary may also terminate their respective distribution agreement at any time upon written notice.

The Plans and any distribution agreement may not be amended to increase materially the amount spent for distribution expenses or in any other material way without approval by a majority of the Funds' outstanding shares, and all such material amendments to any Plan or any distribution agreement also shall be approved by a vote of a majority of the Independent Directors, cast in person at a meeting called for the purpose of voting on any such amendment.

SFSC is required to report in writing to the Board at least quarterly on the amounts and purpose of any payments made under the Plans and any distribution agreement, as well as to furnish the Board with such other information as reasonably may be requested in order to enable the Board to make informed determinations of whether the Plans should be continued.

                          THE FUND SERVICES AGREEMENTS

SASI is a wholly owned subsidiary of the Advisor. SASI, as successor to SASC and in accordance with its Fund Services Agreements with the Funds, provides the Funds with certain fund accounting, financial administration, transfer agency and shareholder relations services. SASI performs the transfer agency responsibilities utilizing the computer system of DST Systems, Inc. ("DST") on a remote basis.

For these services, the Fund Services Agreements currently provide for the Funds to pay to SASI fixed fees totaling $1,052,625 per year for fund accounting and financial administration services. The Agreements also provide for an annual fee for transfer agency and shareholder relations services to the Company of $2,563,000 plus amounts equal to annual rates of $15 per shareholder account in excess of 106,500 as of the last day of the month preceding the installment due date. Each Fund also is responsible for the charges for remote access to the computer system of DST. Generally, this is a fixed annual charge per shareholder account, plus certain out-of-pocket expenses, minus certain credits. Each Fund is also responsible for the cost to SASI of licensing from State Street its Portfolio Accounting System, which is currently approximately $95,000. The fixed fees are subject to increase under inflation clauses for fiscal years beginning December 1, 1994, and thereafter, to the extent approved by the Board. Fees are payable monthly in arrears. SASI may also pay sub-transfer agent fees with respect to accounts held at retirement plan recordkeepers and similar intermediaries, which underlie an omnibus-type account on the Funds' books and records.

Total fees payable to SASC (as predecessor to SASI) under the Fund Services Agreements for the years ended November 30, 2006, 2005 and 2004 were $5,528,508, $5,553,297 and $5,349,790, respectively.

The Company's Fund Services Agreement was approved by the Company's shareholders on November 30, 1992. The agreements were last approved by the Board on August 23, 2006. Each agreement must be approved annually by vote of the Board or by the vote of a majority of the outstanding voting securities of each Fund, but in either event it must also be approved by a vote of a majority of the Independent Directors who are not parties to the contract, or interested persons, as defined in the 1940 Act, of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Fund Services Agreements will terminate automatically in the event of their assignment and are terminable at any time without penalty by the applicable Board or, as to a particular Fund, by a majority of the applicable Fund's outstanding voting securities on not more than 60 days' written notice to SASI and by SASI on 60 days' notice to the Fund.

Many Fund shares are owned by certain intermediaries for the benefit of their customers. Since SFSC often does not maintain an account for shareholders in those instances, some or all of the recordkeeping services for these accounts may be performed by intermediaries.

SFSC or an affiliate may make payments out of its own resources to intermediaries, including those that sell shares of the Funds, for recordkeeping services as described above under "Payments to Intermediaries".

Retirement plans may also hold Fund shares in the name of the plan, rather than the participant. Plan recordkeepers, who may have affiliated financial intermediaries who sell shares of the Funds, may, at the direction of a retirement plan's named fiduciary, be paid for providing services that would otherwise have been performed by SFSC or an affiliate. Payments may also be made to plan trustees to defray plan expenses or otherwise for the benefit of plan participants and beneficiaries. For certain types of tax-exempt plans, payments may be made to a plan custodian or other entity which holds plan assets. Payments also may be made to offset charges for certain services, such as plan participant communications, provided by SFSC or an affiliate or an unaffiliated third party.

In certain situations where SFSC or an affiliate provides recordkeeping services to a retirement plan, credits may be accrued which may be subsequently drawn down to pay for plan expenses. Credits may be accrued based on investments in particular Funds, or may be awarded for a given period of time. At the direction of a plan sponsor, credits generally may be used to offset certain non-recordkeeping expenses, such as the creation of plan participant communications. Credits also may be used to reimburse plan sponsors, or at the direction of plan sponsors, third parties, for expenses incurred in connection with plan services provided by a third party.

                PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

In the case of listed securities, the Funds' policy is to place its orders with firms that are members of a stock exchange on which such securities are listed or traded and in the case of securities traded in the over-the-counter market to deal directly with dealers who are primary market makers in such securities, without the use of a broker unless the Funds can obtain better price or execution through the use of a broker. Purchases are made for investment and not for trading purposes, except for the fixed income Funds where trading may be an important factor. Subject to the direction and control of the Board and in accordance with its advisory agreements, the Advisor supervises the investments of the Funds and, as an essential feature thereof, places orders for the purchase and sale of portfolio securities and supervises their execution, including negotiating the amount of the commission rate paid, in each case at prices it believes to be the best then available, taking into consideration such factors as price, commission, size of order, difficulty of execution and skill required of the executing broker-dealer as well as the extent to which a broker capable of satisfactory execution may provide research information and statistical and other services to the Advisor. In making such purchases and sales, the brokerage commissions are paid by the Funds. The Funds may also buy or sell securities from, or to, dealers acting as principals.

Section 28(e) of the 1934 Act, which was enacted by Congress in connection with the elimination of fixed commission rates on May 1, 1975, provides that, except as agreements such as investment advisory contracts otherwise provide, money managers such as the Advisor will not be deemed to have acted unlawfully or to have breached a fiduciary duty if, subject to certain conditions, a broker-dealer is paid in return for brokerage and research services an amount of commission for effecting transactions for accounts, such as the Funds, in excess of the amount of commission another broker-dealer would charge for effecting the transaction. In order to cause the Funds to pay such greater commissions, the Advisor has to determine in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the broker-dealer viewed in terms of either a particular transaction or the Advisor's overall responsibilities to the Funds and to its other clients.

Brokerage and research services, as provided in Section 28(e) of the 1934 Act, include advice as to the value of securities, the advisability of investing in, purchasing or selling securities, the availability of securities or purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts and effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody).

Although research and market and statistical information from brokers and dealers can be useful to the Funds, it is the opinion of the management of the Funds that such information is only supplementary to the Advisor's own research effort, since the information must still be analyzed, weighed and reviewed by the Advisor's staff.

The Advisor obtains brokerage and research services specifically in exchange for commissions paid by the Funds and its other clients. These service providers may include, but are not limited to, Advent Software, American Stock Exchange, BCA Research, Bloomberg, Briefing.com, CSFB Holt, Dow Jones, Empiracal Research, Factset, Gartner, Institutional Investor, Interactive Data, ISS, ITG, Lipper, Morningstar, MSCI, NYSE, Omgeo, OPRA, Russell Indices, Standard & Poor's, SNL, Sungard, Telemet, The Markets.com, Thomson and Value Line.

The research services provided by brokers through which the Funds effect securities transactions may be used by the Advisor in managing its other client accounts, as well as the Funds. However, the Advisor uses the commissions paid by most of their other client accounts to obtain research services as well, and this research is also useful in managing the Funds' accounts, as well as those of other clients.

Except for implementing the policies stated above, there is no commitment to place portfolio transactions with brokers or dealers who provide investment research. The Advisor has advised the Funds that it is not feasible to assign any precise value to services provided by such brokers and dealers to it, nor does the use of such services reduce its expense by any measurable or significant amount.

Brokerage commission information is not provided for the Capital Growth and Growth Leaders Funds because they first began operations in March 2006.

For the fiscal years ended November 30, 2006, 2005 and 2004, the Funds paid total brokerage commissions of $3,757,983, $4,387,253 and $5,236,869, respectively. Brokerage commissions paid by each listed Fund were as follows:


FUND                             11/30/06           11/30/05          11/30/04
--------------------------------------------------------------------------------
Balanced                       $   90,981        $  115,116        $  309,828
Capital Growth                     79,510(2)         ---(2)            ---(2)
Common Stock                      505,442           723,355        $1,849,927
Conservative Allocation            32,503            53,655            61,851
Government Securities                --                --                --
Growth Leaders                     22,259(2)         ---(2)            ---(2)
High Yield Bond                    22,437             8,319            24,136
International Equity              391,308           100,308           109,182
Mid Cap Growth                    390,099           740,352(1)        522,253(1)
Short Maturity Government            --                --                --
Small Company                   2,223,444         2,646,148         2,359,692
U.S. Treasury Money Market           --                --                --

(1)Includes commissions paid by the Core Mid Cap Fund, which reorganized into the Mid Cap Growth Fund as of September 23, 2005.
(2)Each of the Capital Growth and Growth Leaders Funds began operations on March 17, 2006.

Until December 31, 2005, Hornor Townsend and Kent and Janney Montgomery Scott LLC were subsidiaries of the partners of the Advisor. The Advisor has not been affiliated with either of these brokers since December 31, 2005. For the period December 1, 2005 to December 31, 2005, no Fund paid any brokerage commissions to Hornor Townsend and Kent or Janney Montgomery Scott LLC. The following Funds paid the following brokerage commissions to these brokers for the fiscal years ended November 30, 2005 and 2004, respectively.

FUND                                                        2005         2004
Balanced
      Janney Montgomery Scott, Inc.                                    $1,160
Common Stock
      Janney Montgomery Scott, Inc.*                                   $8,385
Mid Cap Growth
      Janney Montgomery Scott, Inc.*                      $4,970

Certain commissions were allocated on the basis of research and statistical or other services provided by the dealer, although selling group dealers may have participated therein. Of the total commissions paid by the Funds, 85.8%, 74%, and 66%, respectively, were allocated in fiscal 2006, 2005 and 2004 to brokers or dealers whose furnishing of research information was a factor in their selection.

At such time as the Advisor deems it advisable, the Fund may participate in a program with State Street Global Markets, LLC ("State Street Global") under which the Fund would receive a credit for part of the brokerage commission paid in any brokerage transaction directed to participating brokers. The credit is applied to Fund expenses payable to the Fund's third-party service providers other than the Advisor or its affiliates. The credit may be applied to the fees of the Fund's custodian, which is an affiliate of State Street Global. Neither the Advisor nor its affiliates receive any direct or indirect benefit from this arrangement.

                               PORTFOLIO TURNOVER

Portfolio turnover is the ratio of the lesser of annual purchases or sales of portfolio securities to average monthly market value, not including short-term securities. In the fiscal years ended November 30, 2006, 2005 and 2004 the Funds had the following rates of portfolio turnover:

FUND                                    2006            2005           2004
--------------------------------------------------------------------------------
Balanced                                209%            187%           220%

Common Stock                             13%             26%            57%
Conservative Allocation                 204%            174%           136%
Government Securities                   678%            505%           473%
High Yield Bond                          79%             73%            78%
International Equity                     63%             23%            28%
Mid Cap Growth                           83%            160%            98%
Short Maturity Government                90%            113%           136%
Small Company                            53%             64%            53%

Each of the Capital Growth and Growth Leaders Funds changed the end of its fiscal year from June 30 to November 30. In the fiscal period from July 1, 2006 to November 30, 2006 and the fiscal years ended June 30, 2006 and June 30, 2005, the Funds had the following rates of portfolio turnover:

                                  FISCAL PERIOD
                                  -------------
                                JULY 1, 2006     YEAR ENDED     YEAR ENDED
                                 TO NOVEMBER   JUNE 30, 2006   JUNE 30, 2005
FUND                              30, 2006
--------------------------------------------------------------------------------
Capital Growth(1)                     8%(2)          39%            63%
Growth Leaders(1)                    30%(2)         157%           200%

(1) The portfolio turnover rate for the period prior to its March 17, 2006 commencement of operations is based on the rate of its predecessor, the Bramwell Growth Fund and Bramwell Focus Fund, respectively.
(2) Not annualized.

                                 CAPITALIZATION

Shares of the Company's common stock are fully paid and non-assessable. Each such share is freely assignable to another bona fide investor by way of pledge (as, for example, for collateral purposes), gift, settlement of an estate and, also, by an investor who has held such Fund shares for not less than 30 days. Each share of the Company is entitled, at the discretion of the Board, to one vote per dollar of net asset value per share or one vote per share, on matters on which all Funds of the Company vote as a single class.

The proceeds from the sale of shares of each Fund or class of shares of the Company and all income, earnings and profits therefrom irrevocably appertain to the Fund or class of shares. Each such Fund or class of shares records all liabilities (including accrued expenses) in respect of such Fund or class of shares, as well as a share of such liabilities (including general liabilities of the Company) in respect to two or more Funds or classes of shares, in proportion to their average net assets, or in proportion to the number of their respective shareholders. The Board has adopted an "Amended Rule 18f-3 Plan" for the Company under which the methods of allocating income and expenses among classes of shares of each Fund which has multiple classes, is specified, and the Company intends to comply fully with the provisions of Rule 18f-3 under the 1940 Act in allocating income and expenses among the classes of such Funds. If any reasonable doubt exists as to the Fund or class of shares to which any asset or liability appertains, the Board may resolve such doubt by resolution.

In the case of dissolution or liquidation of the Company, the shareholders of each Fund of the Company are entitled to receive ratably per share the net assets of such Fund, with any general assets of the Company distributed ratably per share, regardless of the Fund.

                 HOW TO PURCHASE SHARES AND REDUCE SALES CHARGES

Shares of the Funds may be purchased at the public offering price from any authorized investment dealer as described in the Prospectus. The public offering price of Class A shares, which are offered by every Fund, is the sum of the current net asset value per share plus a sales charge which ranges from 5.0% to 0% of the purchase price. The public offering price of Class C and Class S shares is equal to the current net asset value per share. Class B and Class D shares are not available for purchase, except that Class B shares may be exchanged at net asset value for

Class B shares of other Funds and dividends and distributions may be reinvested into both Class B and Class D shares. A contingent deferred sales charge ("CDSC") may apply to redemptions of Class B and Class D shares, redemption of Class C shares in the first year after purchase, or to redemptions of Class A shares where the initial sales charge was zero based on a purchase of $1,000,000 or more. See the Prospectus for more information about how to purchases shares and/or receive a reduced sales charge.

                      ISSUANCE OF SHARES AT NET ASSET VALUE

Subject to the applicable provisions of the 1940 Act, certain investors may purchase Class A shares of the Funds at net asset value. Such investors are listed in the Prospectus. Such investors include officers, directors and employees of the Funds, the Advisor, and the Advisors' affiliates.

You may redeem your shares on any business day (as defined below). Class A and Class S shares generally are redeemed at current net asset value; a CDSC may be payable on redemptions of Class A shares (under certain circumstances), Class B, Class C or Class D shares, or Class A shares of the U.S. Treasury Money Market Fund received in exchange for Class C shares of another Fund or Class D shares of the Balanced Fund, and will be deducted from the redemption proceeds. For further information, please refer to the Prospectus.

                        DETERMINATION OF NET ASSET VALUE

The net asset value (NAV) per share of each class of shares is computed by dividing the total value of assets less liabilities for each share class by the corresponding shares outstanding attributable to that share class. NAV is computed on all days that the New York Stock Exchange ("NYSE") is open.

SECURITY VALUATION: Equity securities that are traded on a national or foreign securities exchange and over-the counter securities listed in the NASDAQ National Market System are valued at the last reported sales price or official closing price on the principal exchange on which they are traded on the date of determination as of the close of business of the NYSE, generally 4:00 p.m. (Eastern Time) each day the NYSE is open for business. Over-the-counter securities not listed on the NASDAQ National Market System are valued at the mean between the current bid and asked prices. With regards to foreign equity securities, on a daily basis the Fund through an independent pricing service determines whether to fair value these securities based on a certain level of movement in the U.S. markets as measured by particular market indices. Securities for which no sale was reported on that date are valued at the mean between the last reported bid and asked prices. Fixed-income securities are valued daily on the basis of valuations furnished by a pricing service which determines valuations for normal institutional-sized trading units of debt securities. The mean between the bid and asked prices is used for valuation of these securities. The independent pricing service values the investments, taking into consideration characteristics of the securities, values of similar securities that trade on a regular basis, and other relevant market data. Short-term securities maturing in 60 days or less are stated at cost plus accrued interest earned, which approximates market value. Money market securities are valued at their amortized cost in accordance with SEC regulations. The amortized cost method involves valuing a security at its cost at the time of purchase and thereafter assumes a constant amortization to maturity of any discount or premium rate regardless of fluctuations in interest rates.

When there are no "readily available market quotations" for a security, or a security's value has been materially affected by events occurring before the Fund's pricing time but after the close of the security's primary market, the Funds will employ "fair value" pricing procedures adopted by the Funds' Board. The Board has delegated this responsibility to a pricing committee, subject to its review and supervision. The definition of fair value as a general rule is the value one might reasonably expect to receive upon a current sale of the security. Among the factors that one might consider in determining fair value methodology include: (a) fundamental analytical data, (b) the nature and duration of restrictions on disposition, (c) an evaluation of the conditions that influence the market in which the securities are purchased and sold, and
(d) specific factors, including type of security, financial statements, cost, size of holding, analysts reports, and public trading in similar securities of the issuer or comparable securities.

Events that may materially affect the value of portfolio securities include events affecting specific issuers, such as a halt in trading due to volatility or events affecting securities markets in general such as natural disasters, terrorist activity, major political or governmental changes, and unusual market volatility. In these types of events implementation of fair value procedures is usually required.

           COMPUTATION OF MAXIMUM OFFERING PRICES AT NOVEMBER 30, 2006

Class A Shares: (Reduced offering prices apply on purchases of $25,000 or more of shares of the Funds, as described in the Funds' Prospectus.)

                                                                                                     CONSERVATIVE
                                      BALANCED        CAPITAL GROWTH        COMMON STOCK              ALLOCATION
                                      --------        --------------        ------------              ----------

Net assets                          $249,397,523       $124,054,393       $1,114,096,866             $38,174,911
Shares outstanding                    13,846,227          6,257,923           32,760,649               3,244,401
Net asset value per share
(redemption price)                        $18.01             $19.82               $34.01                  $11.77
Maximum  offering  price per
share(1)                                  $18.96             $20.86               $35.80                  $12.39


                                     GOVERNMENT                                                     INTERNATIONAL
                                     SECURITIES      GROWTH LEADERS       HIGH YIELD BOND              EQUITY
                                     ----------      --------------       ---------------              ------

Net assets                          $214,373,547        $11,257,208          $55,499,630            $149,605,243
Shares outstanding                    20,927,556          1,008,709            6,899,995               6,801,065
Net asset value per share
(redemption price)                        $10.24             $11.16                $8.04                  $22.00
Maximum  offering  price  per
share(1)                                  $10.67             $11.75                $8.38                  $23.16

                                                    SHORT MATURITY                             U.S. TREASURY MONEY
                                   MID CAP GROWTH      GOVERNMENT         SMALL COMPANY                MARKET
                                   --------------      ----------         -------------                ------

Net assets                          $149,787,203       $185,409,589       $1,226,831,121             $69,165,926
Shares outstanding                     8,835,144         20,581,416          144,182,448              69,165,926
Net asset value per share
(redemption price)                        $16.95              $9.01                $8.51                   $1.00
Maximum  offering  price  per
share(1)                                  $17.84              $9.29                $8.96                   $1.00



(1)For the Balanced Fund, Common Stock Fund, Conservative Allocation Fund, International Equity Fund, Mid Cap Growth Fund and Small Company Fund the maximum offering price is 1000/950 times the net asset value per share. For the High Yield Bond Fund, the maximum offering price is 1000/960 times the net asset value per share. For the Government Securities Fund, the maximum offering price is 1000/980 times the net asset value per share. For the Short Maturity Government Fund, the maximum offering price is 1000/990 times the net asset value per share. For the U.S. Treasury Money Market Fund, the maximum offering price per share is equal to the net asset value per share.

In the case of Class C and Class S shares, the maximum offering price is equal to the net asset value per share.

                                      TAXES

The Funds intend to continue to qualify for the special tax treatment afforded regulated investment companies ("RICs") under the Code. As long as it so qualifies, a Fund will not be subject to federal income tax on the part of its net ordinary income and net realized capital gains which it distributes to shareholders. Each Fund intends to distribute substantially all of such income. If, in any taxable year, a Fund fails to qualify as a RIC under the Code, it would be taxed in the same manner as an ordinary corporation and all distributions from earnings and profits (as determined under U.S. Federal income tax principles) to its shareholders would be taxable as ordinary dividend income eligible for the maximum 15% tax rate for non-corporate shareholders and the dividends-received reduction for corporate shareholders.

The Company consists of several separate Funds. Each such Fund in the Company is treated as a separate corporation for federal income tax purposes and is thus considered to be a separate entity in determining its treatment under the rules for RICs described in the Prospectus. Losses in one Fund do not offset gains in another Fund, and the requirements (other than certain organizational requirements) for qualifying for RIC status are determined at the Fund level rather than at the Company level.

Dividends paid by a Fund from its ordinary income or from an excess of net short-term capital gains over net long-term capital losses (together referred to hereafter as "ordinary income dividends") are taxable to shareholders as ordinary income for federal income tax purposes. Distributions made from an excess of net long-term capital gains over net short-term capital losses (hereinafter referred to as "capital gain dividends") are taxable to shareholders as long-term capital gains for federal income tax purposes, regardless of the length of time the shareholder has owned such Fund's shares. Generally not later than 60 days after the close of its taxable year, each Fund will provide its shareholders with a written notice designating the amounts of any exempt-interest dividends and capital gain dividends, and the portion of any ordinary income dividends eligible for either the dividends received deduction allowed to corporations under the Code or the reduced individual income tax rate applicable to qualified dividend income, as described below.

Certain dividend income and long-term capital gain are eligible for taxation at a reduced rate applicable to non-corporate shareholders for taxable years beginning prior to January 1, 2011. Under these rules, distributions comprised of dividends from domestic corporations and certain foreign corporations (generally, corporations incorporated in a possession of the United States, some corporations eligible for treaty benefits under a treaty with the United States and corporations whose stock is readily tradable on an established securities market in the United States) are treated as "qualified dividend income" eligible for taxation at a maximum tax rate of 15% in the hands of noncorporate shareholders. A certain portion of dividends paid by a RIC to non-corporate shareholders may be eligible for treatment as qualified dividend income. In order for dividends paid by a Fund to be qualified dividend income, the Fund must meet holding period and other requirements with respect to the dividend-paying stocks in its portfolio and the noncorporate shareholder must meet holding period and other requirements with respect to the Fund's shares. To the extent that a Fund engages in securities lending with respect to stock paying qualified dividend income, it may be limited in its ability to pay qualified dividend income to its shareholders. Additionally, to the extent a Fund's distributions are derived from income on debt securities, or on certain types of preferred stock treated as debt for federal income tax purposes and short term capital gain, such Fund's distributions will not be eligible for the reduced tax rate.

Any loss upon the sale or exchange of Fund shares held for six months or less will be disallowed for federal income tax purposes to the extent of any capital gain dividends received by the shareholder. Distributions in excess of a Fund's earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder for federal income tax purposes (assuming the shares are held as a capital asset).

Dividends are taxable to shareholders for federal income tax purposes even though they are reinvested in additional shares of the Funds. Generally, distributions by the Government Securities Fund, High Yield Bond Fund, International Equity Fund, Short Maturity Government Fund and U.S. Treasury Money Market Fund will not be eligible for the dividends received deduction allowed to corporations under the Code. Except for distributions from the International Equity Fund (which may be attributable to dividends from qualifying foreign corporations as well as some domestic corporations), distributions from the previously listed Funds will also not be eligible for the reduced tax rate applicable to qualified dividend income in the hand of noncorporate shareholders. The Funds will allocate any dividends eligible for dividends received deduction and/or the reduced income tax rate applicable to qualified dividend income, any capital gain dividends as well as any exempt-interest dividends (and preference items) among the various classes of shares according to a method (which they believe is consistent with SEC Rule 18f-3 which authorizes the issuance and sale of multiple classes of shares) that is based on the gross income allocable to each class of shares during the taxable year, or such other method as the Internal Revenue Service may prescribe.

If a Fund pays a dividend in January which was declared in the previous October, November or December to shareholders of record on a specified date in one of such months, then such dividend will be treated for federal income tax purposes as having been paid by the RIC and received by its shareholders on December 31st of the year in which the dividend was declared.

If the value of assets held by the U.S. Treasury Money Market Fund declines, the Board may authorize a reduction in the number of outstanding shares in shareholders' accounts so as to preserve a net asset value of $1.00 per share. After such a reduction, the basis of eliminated shares will, for federal income tax purposes, be added to the basis of shareholders' remaining Fund shares, and any shareholders disposing of shares at that time may recognize a capital loss. Distributions, including distributions reinvested in additional shares of the Fund, will nonetheless be fully taxable for federal income tax purposes, even if the number of shares in shareholders' accounts has been reduced as described above.

Under certain provisions of the Code, some shareholders may be subject to a withholding tax on most ordinary income dividends and on capital gain dividends and redemption payments ("backup withholding"). Generally, shareholders subject to backup withholding will be those for whom no certified taxpayer identification number is on file with the Company, or who, to the Company's knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that such investor is not otherwise subject to backup withholding. Backup withholding is not an additional tax. Any amount withheld generally may be allowed as a refund or credit against a shareholder's federal income tax liability provided the required information is timely forwarded to the Internal Revenue Service.

Ordinary income dividends paid to shareholders who are nonresident aliens or foreign entities generally will be subject to a 30% U.S. withholding tax under existing provisions of the Code applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Under the provisions of the American Jobs Creation Act of 2004 ("2004 Tax Act"), dividends derived by a RIC from short-term capital gains and qualifying net interest income (including income from original issue discount and market discount) and paid to shareholders who are nonresident aliens and foreign entities, if and to the extent properly designated as "interest-related dividends" or "short-term capital gain dividends," generally will not be subject to U.S. withholding tax. Under recent guidance issued by the IRS, a RIC will generally be allowed to designate the maximum amount of its qualified dividend income, interest related dividends and short term capital gain dividends even where the aggregate of the amounts designated exceeds the amounts of the RIC distributions. However, in any given tax year, there may be circumstances which would cause a Fund not to designate the maximum amount of interest-related income or short term capital gain income eligible for exemption. It is not possible to predict what portion, if any, of a Fund's distributions will be designated as short-term capital gains or interest income exempt from withholding in the hands of nonresident and foreign shareholders.

The 2004 Tax Act also provides that distributions of a Fund attributable to gains from sales or exchanges of "U.S. real property interests," as defined in the Code and Treasury regulations (including gains on the sale or exchange of shares in certain "U.S. real property holding corporations," which may include certain REITs and certain REIT capital gain dividends among other entities) generally will cause a foreign stockholder to treat such gain as income effectively connected to a trade or business within the United States, generally subject to tax at the graduated rates applicable to U.S. stockholders. Such distributions may be subject to U.S. withholding tax and may require the foreign stockholder to file a U.S. federal income tax return.

These provisions generally would apply to distributions with respect to taxable years of the Fund beginning after December 31, 2004 and before January 1, 2008. Nonresident stockholders are urged to consult their own tax advisers concerning the applicability of the U.S. withholding tax.

Dividends and interest received by the International Equity Fund (and to a lesser extent, some of the other Funds) may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Shareholders of the International Equity Fund may be able to claim United States foreign tax credits with respect to such taxes, subject to certain conditions and limitations contained in the Code. A foreign tax credit may be claimed with respect to withholding tax on a dividend only if the shareholder meets certain holding period requirements. The distributing Fund also must meet these holding period requirements, and if the Fund fails to do so, it will not be able to "pass through" to shareholders the ability to claim a credit or a deduction for the related foreign taxes paid by such Fund. If a Fund satisfies the holding period requirements and if more than 50% in value of its total assets at the close of the taxable year consists of securities of foreign corporations, such Fund will be eligible to file an election with the Internal Revenue Service pursuant to which shareholders of the Fund will be required to include their proportionate shares of such withholding taxes in their United States income tax returns as gross income, treat such proportionate shares as taxes paid by them, and deduct such proportionate shares in computing their taxable incomes or, alternatively, use them as foreign tax credits against their United States income taxes. No deductions for foreign taxes may be claimed by noncorporate shareholders who do not itemize deductions. A shareholder that is a nonresident alien individual or a foreign corporation may be subject to United States withholding tax on the income resulting from a Fund's election described in this paragraph but may not be able to claim a credit or deduction against such United States tax for the foreign taxes treated as having been paid by such shareholder. Additionally, certain retirement accounts cannot claim foreign tax credits on investments in foreign securities held in a Fund. The International Equity Fund, and other Funds to the extent applicable, will report annually to shareholders the amount per share of such withholding taxes and other information needed to claim the foreign tax credit. For purposes of passing through the foreign tax credit, the International Equity Fund will allocate foreign taxes and foreign source income among the Class A, Class B and Class C shares according to a method similar to that described above for the allocation of other types of income.

Certain transactions of the Funds are subject to special tax rules of the Code that may, among other things, a) affect the character of gains and losses realized, b) disallow, suspend or otherwise limit the allowance of certain losses or deductions, and c) accelerate the recognition of income without a corresponding receipt of cash (with which to make the necessary distributions to satisfy distribution requirements applicable to RICs). Operation of these rules could, therefore, affect the character, amount and timing of distributions to shareholders. Special tax rules also will require some of the Funds to mark to market certain types of positions in their portfolios (i.e., treat them as sold on the last day of the taxable year), and may result in the recognition of income without a corresponding receipt of cash. The Funds intend to monitor their transactions, make appropriate tax elections and make appropriate entries in their books and records to lessen the effect of these tax rules and avoid any possible disqualification for the special treatment afforded RICs under the Code.

No gain or loss will be recognized for federal income tax purposes by Class B or Class D shareholders on the conversion of their Class B shares into Class A shares. A shareholder's basis in the Class A shares acquired will be the same as such shareholder's basis in the Class B shares converted, and the holding period of the acquired Class A shares will include the holding period for the converted Class B shares. Shareholders should consult their tax advisors regarding the state and local tax consequences of the conversion of Class B or Class D shares to Class A shares, or any other exchange or conversion of shares.

If a shareholder exercises an Exchange Privilege as described below within 90 days of acquiring such shares, then the loss such shareholder can recognize on the exchange for federal income tax purposes will be reduced (or the gain increased) to the extent any sales charge paid to the Company reduces any sales charge such shareholder would have owed for the shares of the new Fund in the absence of the Exchange Privilege. Instead, such sales charge will be treated as an amount paid for the new shares. Shareholders should consult their tax advisers regarding the state and local tax consequences of exchanging or converting classes of shares.

A loss realized on a sale or exchange of shares of a Fund will be disallowed for federal income tax purposes if other Fund shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

The Code requires each Fund to pay a non-deductible 4% excise tax to the extent it does not distribute, during each calendar year, 98% of its ordinary income, determined on a calendar year basis, and 98% of its capital gains and foreign currency gains, determined on a November 30th year end, plus certain undistributed amounts from previous years. The Company anticipates that it will make sufficient timely distributions to avoid the imposition of the excise tax.

                              SHAREHOLDER SERVICES

OPEN ACCOUNT. An open account is established automatically for each new investor, unless elected otherwise, in which all income dividends and any capital gains distributions are reinvested in additional shares, without charge, at the then current net asset value. Purchases made in this account will be made at the offering price on the day federal funds are available to the Funds as described in the Prospectus.

The Funds reserve the right at any time to vary the initial and subsequent investment minimums of any Fund.

Policyowners of National Life who invest policy dividends may open an account in any of the Funds with a minimum initial purchase of $50 or more of policy dividends and subsequent assignment of dividends to the Funds.

The Fund is not required to and does not currently intend to issue stock certificates.

Except for confirmation of purchases, the cost of these shareholder services is borne by the Funds.

AUTOMATED CLEARING HOUSE ("ACH"). The ACH Network expedites the transfer of monies by electronically transmitting funds between member financial institutions. To take advantage of this convenient fund transfer method, you must provide SASI with a pre-designated destination. There is no charge for this service.

DISTRIBUTION OPTIONS. Shareholders of the Funds may elect to reinvest automatically their ordinary income and capital gain dividends in additional full and fractional shares of any one of the other funds of the Company of the same share class at the net asset value of the selected Fund at the close of business on the valuation date for the dividend, without the payment of any sales charge. Before exercising this option, shareholders should read the portions of the selected Fund's Prospectus(es) relating to the fund's objectives and policies. The target and original accounts for dividends must be in different funds.

AUTOMATIC INVESTMENT PLAN. See the Prospectus for information and an application. The minimum initial investment and subsequent investment is $50.

TELEPHONE INVESTMENT SERVICE. See the Prospectus for information and an application.

CHECK WRITING SERVICE. (Class A shares of the Conservative Allocation, Government Securities, High Yield Bond, Short Maturity Government and U.S. Treasury Money Market Funds) A special feature of the Class A shares of these Funds is the check writing privilege available through State Street. Any shareholder who would like to draw checks on his account should check the box on the application captioned "Check Writing Service" or subsequently, make a written request to the Funds. Checks then will be provided by State Street. These checks may be made payable in any amount not less than $500, except for the U.S. Treasury Money Market Fund which has a minimum amount of not less than $250. Withdrawals by check may not be made until shares have been in the account for at least fifteen (15) days. The price at which shares will be redeemed to cover a check will be the net asset value determined on the day the check clears. Potential fluctuations in net asset value of the Funds' shares should be taken into account when writing checks. If an ordinary income or capital gain dividend is paid during the period between writing and clearing of a check, the shareholder will be entitled to the dividend, but the net asset value of the shares will be reduced by the amount of the dividend payment. Because shareholders cannot determine the exact redemption price of their shares at the time a check is written, closing an account through check writing is not possible.

SASI provides overdraft protection by automatically transferring available funds from your other identically registered accounts if you have available balances. A fee of $10.00 will be charged to the account when funds are transferred from protecting account(s) to cover an overdraft.

There is no fee for check writing, but, upon notice, a fee for this service may be charged in the future. Fees are charged for stop payments, insufficient funds or other valid reasons.

EXCHANGE PRIVILEGE. This privilege also permits a shareholder whose financial needs have changed to transfer an investment from a National Life Variable Annuity account (presently the only such entity is the Variable Annuity Account
I). Such transfers from a National Life Variable Annuity account are made without a sales charge on the basis of respective net asset values after payment of a fee of $75 (in addition to any applicable transfer taxes) to SASI for such transfer.

An exchange is a taxable transaction for federal income tax purposes and any gain or loss realized is recognizable for such purposes.

Exchanges may be subject to certain limitations and are subject to the Funds' policies concerning excessive trading practices, which are policies designed to protect the Funds and their shareholders from the harmful effect of frequent exchanges. These limitations are described in the Prospectus.

REINSTATEMENT PRIVILEGE. Shareholders who have redeemed all or part of their shares may reinvest all or part of the redemption proceeds at the current net asset value without charge if a written request is received or is postmarked within 90 days after the redemption. Short Maturity Government Fund shareholders who have held their shares for 90 days or less, however, may only use the reinstatement privilege to reinvest in the Short Maturity Government Fund. The privilege may be exercised only once by a shareholder as to any of the Funds except where the sole purpose of the transaction is to transfer the shareholder's interest or a portion thereof in the Funds to a trustee or custodian for such shareholder's Self-Employed Retirement Plan or IRA. If the shareholder realizes a gain on redemption, the transaction is taxable and reinvestment will not alter any capital gains tax payable. If the shareholder realizes a loss on redemption and subsequently uses the reinstatement privilege, some or all of the loss may be disallowed under current federal tax law.

If the reinstatement is made for the purpose of effecting a rollover into an IRA, as described in Section 408(d)(3) of the Code, of a distribution from a tax sheltered retirement plan which had been invested in shares of the Funds, such reinvestment of redemption proceeds may be made any time within 60 days from the date on which the investor received the distribution.

RIGHT TO REJECT PURCHASE AND EXCHANGE ORDERS. Purchases and exchanges should be made for investment purposes only. The Funds each reserve the right to reject or restrict any specific purchase or exchange request. Because an exchange request involves both a request to redeem shares of one Fund and to purchase shares of another Fund, the Funds consider the underlying redemption and purchase requests conditioned upon the acceptance of each of these underlying requests. Therefore, in the event that the Funds reject an exchange request, neither the redemption nor the purchase side of the exchange will be processed. When a Fund determines that the level of exchanges on any day may be harmful to its remaining shareholders, the Fund may delay the payment of exchange proceeds for up to seven days to permit cash to be raised through the orderly liquidation of its portfolio securities to pay the redemption proceeds. In this case, the purchase side of the exchange will be delayed until the exchange proceeds are paid by the redeeming Fund.

APPLICATION OF EXCESSIVE TRADING POLICY TO INVESTORS WHO TRANSACT FUND SHARES THROUGH INTERMEDIARIES. As described in the Prospectus, under a Fund's excessive trading policy the Fund may, in certain circumstances, reject an investor's purchase or exchange of Fund shares, or impose a redemption fee. Upon implementation of Rule 22c-2 under the 1940 Act, a Fund will not permit investors to purchase shares through certain intermediaries, including brokers, that do not have shareholder information agreements with either the Company, SFSC or SASI, acting on behalf of the Fund. Such shareholder information agreements are intended to help identify investors who engage in excessive trading through intermediaries. A Fund may elect to treat an intermediary that has no shareholder information agreement concerning the Fund as an individual investor with respect to its excessive trading policy. If a Fund makes this election, it will not, with respect to its excessive trading policy, consider any individual order to transact Fund shares that an investor has submitted to the intermediary, but will instead consider only single transactions submitted by the intermediary. Depending in part on an investor's relationship with the intermediary, this may have adverse consequences to the investor -- such as the rejection of a transaction in Fund shares or the imposition of a fee -- that would not be borne by other investors who deal with the Fund directly or through a different intermediary.

                              DEALER SERVICING FEES

Dealers may charge their customers a processing or service fee in connection with the purchase or redemption of fund shares. The amount and applicability of such a fee is determined and disclosed to its customers by each individual dealer. Processing or service fees typically are fixed, nominal dollar amounts and are in addition to the sales and other charges described in the Prospectus and this Statement of Additional Information. Your financial intermediary will provide you with specific information about any processing or service fees you will be charged.

                               REGULATORY MATTERS

In October 2004, SFSC settled a potential disciplinary action by entering into a Letter of Acceptance, Waiver and Consent with the National Association of Securities Dealers, Inc. The matter arose from alleged excessive short-term trading losses for the period from October 1, 2000 to October 31, 2003. The Funds were not parties to the proceeding and bore no associated costs. The Distributor made restitution payments of $645,631 to International Equity Fund, $10,098 to Bond Fund (which later reorganized into the Government Securities
Fund) and $3,946 to High Yield Bond Fund. These amounts were equivalent to approximately $0.09, $0.00 and $0.00 per share, respectively, when they were accounted for in each Fund's net asset value.

                               GENERAL INFORMATION

Copies of the Amended and Restated Articles of Incorporation and the Amended and Restated By-Laws of the Company, each as amended and supplemented, and various agreements referred to in the Prospectus and this Statement of Additional Information are filed with the registration statement at the SEC to which reference is made for their full terms. Such documents and other information filed with the SEC may be obtained from the SEC upon payment of the fees prescribed by the Rules of the SEC and are also available at the SEC's Internet Web site at http://www.sec.gov. All cash and securities of the Funds, except for U.S. government securities which are represented only in book entry form at the Federal Reserve Bank, are held by State Street or in a central depository system in the name of State Street Bank & Trust Company - Kansas City, 801 Pennsylvania Avenue, Kansas City, Missouri 64105 as the Funds' Custodian. State Street is also Dividend Disbursing Agent for the Funds' shares. SASI is Transfer Agent and Registrar for the Funds' shares. All correspondence regarding the Funds should be mailed to Sentinel Administrative Services, Inc., P.O. Box 1499, Montpelier, Vermont 05601-1499.

The independent registered public accounting firm for the Funds is PricewaterhouseCoopers LLP, located at 300 Madison Avenue, New York, New York 10017. The independent registered public accounting firm is responsible for auditing the annual financial statements of the Company.

Counsel for the Funds is Sidley Austin LLP, 787 Seventh Avenue, New York, New York 10019.

                              FINANCIAL STATEMENTS

Audited financial statements for the Company as of November 30, 2006 are incorporated by reference to the Funds' 2006 Annual Report to Shareholders.

The Capital Growth and Growth Leaders Funds are the accounting successors to the Bramwell Growth and Bramwell Focus Funds, respectively. Audited financial statements for the Bramwell Funds, as contained in the Annual Report to Shareholders for the fiscal year ended June 30, 2005, are incorporated by reference. Unaudited financial statements for the Bramwell Funds, as contained in the Semiannual Report to Shareholders for the six months ended December 31, 2005, are also incorporated by reference.

                            APPENDIX A: BOND RATINGS

DEBT RATINGS--U.S. TAX-EXEMPT MUNICIPALS

There are nine basic rating categories for long-term obligations. They range from Aaa (highest quality) to C (lowest quality). Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa to Caa. The Modifier 1 indicates that the issue ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic category. Advance refunded issues that are secured by escrowed funds held in cash, held in trust, reinvested in direct non-callable United States government obligations or non-callable obligations unconditionally guaranteed by the U.S. government are identified with a # (hatchmark) symbol, e.g. # Aaa.

AAA Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than in Aaa securities.

A Bonds that are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment some time in the future.

BAA Bonds that are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

BA Bonds that are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds that are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or maintenance of other terms of the contract over any long period of time may be small. CAA Bonds that are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

CA Bonds that are rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds that are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

CON. (...) Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by: (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals that begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition. Description of Standard & Poor's Municipal Issue Ratings

MUNICIPAL ISSUE RATING DEFINITIONS

A Standard & Poor's issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program. It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation. The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

Issue credit ratings are based on current information furnished by the obligors or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances. Issue credit ratings can be either.

LONG-TERM ISSUE CREDIT RATINGS

Issue credit ratings are based in varying degrees, on the following considerations:

     1. Likelihood of payment - capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

     2.   Nature of and provisions of the obligation; and

     3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

The issue ratings definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above.

AAA An obligation rated `AAA' has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA AN obligation rated `AA' differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A An obligation rated `A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB AN obligation rated `BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, AND C Obligations rated `BB', `B', `CCC', `CC', and `C' are regarded as having significant speculative characteristics. `BB' indicates the least degree of speculation and `C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB AN obligation rated `BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B An obligation rated `B' is more vulnerable to nonpayment than obligations rated `BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC AN obligation rated `CCC' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC AN obligation rated `CC' is currently highly vulnerable to nonpayment.

C The `C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D An obligation rated `D' is in payment default. The `D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The `D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

PLUS (+) OR MINUS (-)

The ratings from `AA' to `CCC' may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

C THE `c' subscript is used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer's bonds are deemed taxable.

P THE letter `p' indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

* CONTINUANCE of the ratings is contingent upon Standard & Poor's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

R THE `r' highlights derivative, hybrid, and certain other obligations that Standard & Poor's believes may experience high volatility or high variability in expected returns as a result of noncredit risks. Examples of such obligations are securities with principal or interest return indexed to equities, commodities, or currencies; certain swaps and options; and interest-only and principal-only mortgage securities. The absence of an `r' symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

N.R.  Not rated.

Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

BOND INVESTMENT QUALITY STANDARDS

Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories (`AAA', `AA', `A', `BBB', commonly known as investment-grade ratings) generally are regarded as eligible for bank investment. Also, the laws of various states governing legal investments impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies, and fiduciaries in general.

                       APPENDIX B: PROXY VOTING PROCEDURES

                         SENTINEL ASSET MANAGEMENT, INC.

                     PROXY VOTING PHILOSOPHY AND PROCEDURES

                            REVISED FEBRUARY 15, 2005

The proxy voting philosophy and procedures outlined below pertain to the mutual fund accounts managed by Sentinel Asset Management, Inc. ("SAMI" or the "Company"). For externally managed accounts, the subadvisor shall maintain its own proxy voting philosophy and policy.

                             PROXY VOTING PHILOSOPHY

In the broadest terms, the Company believes that its primary fiduciary responsibility is to maximize the financial returns of all managed accounts, and votes all proxies with this goal in mind.

FIDUCIARY RESPONSIBILITY

The Company has the fiduciary responsibility to make all decisions (including those related to proxy issues) according to the best interests of the ultimate beneficiaries of the various accounts under management. While the Company will carefully review each proxy issue and evaluate the statements of competing parties, the determination of the final vote, and/or resolution of any potential conflict of interest, will be based solely on the best interests of the Company's clients.

USING MANAGEMENT GUIDANCE

The Company strives for consistency in its proxy voting, but also acknowledges that there are no hard and fast rules guiding all situations, and that specific conditions at two different companies may at times result in different votes on similar proxy resolutions. Since the quality of management is one of the most important considerations of the Company's portfolio managers and analysts when making investments, considerable weight is given to the recommendations of a company's management and directors with respect to proxy issues. In many cases, unless such recommendations conflict with the interests of National Life Insurance Company and its policyholders, Sentinel Fund shareholders, SAMI clients, and National Life Separate Account II participants and beneficiaries, votes will be cast in accordance with management recommendations. Individual issues are always evaluated on their particular merits, and where conflicts arise between the interests of corporate management and the interests of shareholders and clients, resolution is always in favor of the latter group.

POLICY ON BOARD OF DIRECTORS

The Company believes that meaningful, independent oversight of corporate managers is a vital role of a company's Board of Directors. To that end, the Company will generally support proposals seeking a majority of independent directors for the board, as well as proposals requiring independent directors for nominating, audit and compensation committees. Votes on director nominees are made on a case-by-case basis examining such factors as board and committee composition, attendance and governance. Votes for director nominees may be withheld in cases with a lack of independence and/or lack of material financial interest in the company.

POLICY ON AUDIT COMMITTEE

The Company believes that audit committee should be comprised of financially literate, independent directors and shall vote in favor of such proposals. Further, the audit committee should have the exclusive authority to hire independent auditors. The Company will generally withhold votes for audit committee members who approve significant non-audit relationships with outside auditors, as well as vote against ratification of such outside auditor.

POLICY ON PROXY CONTEST DEFENSES/ANTI-TAKEOVER MEASURES

The Company generally opposes proxy contest defenses and anti-takeover measures since they tend to restrict shareholder rights and participation, and often limit the realization of maximum economic values. The Company generally supports shareholder resolutions that serve to reverse previously adopted anti-takeover measures or, in general, enhance shareholder rights. However, as with all proxy issues, the Company conducts an independent review of each proposal and votes in the best interests of its clients.

Anti-takeover measures that the Company generally opposes:

o    Classification of the Board of Directors
o    Shareholder rights plans (poison pills)
o    Greenmail
o    Supermajority rules to approve mergers or amend charter or bylaws
o Authority to place stock with disproportionate voting rights or Golden Parachutes

Shareholder resolutions that The Company has generally supported:
o    Rescind or prohibit any of the above-anti-takeover measures
o    Annual voting of directors; repeal classified boards
o    Adoption of confidential voting
o    Adoption of cumulative voting
o    Redeem shareholder rights plans
o    Proposals that require shareholder approval of rights plans (poison pills)

POLICY ON CAPITAL STRUCTURE

The Company carefully considers proposals to authorize increased shares, and generally limits authorization to funding needs for the next twelve months or compelling management cases. The Company will generally vote for proposals to increase common shares for a stock split. Other capital structure proposals, such as preferred stock, will be voted for on a case-by-case basis.

POLICY ON EXECUTIVE AND DIRECTOR COMPENSATION

The Company believes that stock based compensation plans must be very carefully analyzed to protect the economic interests of shareholders, while providing proper motivation for corporate managers. Such plans should be highly correlated to both individual and corporate performance. The Company will oppose plans with excessive transfer of shareholder wealth, in the form of dilution to shareholder equity and voting power, to corporate executives and directors. The Company will consider other factors such as other corporate incentives, corporate performance, industry, terms and duration in its decision. Although each plan will be voted on a case-by-case basis, The Company will generally vote against plans which do not meet several criteria. The Company standards for option plan approval include: (1) dilution of less than 2% per annum, (2) strike prices either indexed against a relevant industry or market benchmark, or set at a premium to the current stock price, (3) strike prices set systematically, (4)

options cost expensed, and (5) material revisions to plans voted by shareholders. The Company believes that these criteria will set votes in favor of plans that meet the overriding goal aligning management and shareholder interests, while providing reasonable economic incentives for managers. The Company will generally vote against option repricing, and will vote for proposals requiring shareholder approval to reprice options. The Company may withhold votes for director nominees in the event of option repricing without shareholder approval. Director compensation plans are viewed on a case-by-case basis, with the goal of protecting economic interests of shareholders and aligning interests of directors with shareholders. Employee Stock Purchase plans are voted on a case-by-case basis.

POLICY ON MERGERS AND CORPORATE RESTRUCTURINGS

All mergers, acquisitions and restructurings are voted on a case-by-case basis taking into account financial benefits and acquisition price.

SOCIAL AND ENVIRONMENTAL ISSUES

In recent years, a number of shareholder resolutions have been placed in corporate proxy statements that would require a company to alter its normal business practices in order to comply with the sponsor's view of corporate responsibility or citizenship. Examples of such proposals include requests that a company:

o    allow shareholder control of corporate charitable contributions
o    exit the nuclear power business
o    adopt the MacBride Principles
o    adopt the Valdez Principles
o    stop doing business with the US Department of Defense
o    stop using animals for product testing
o    make donations to a pro-life or pro-choice advocate
o    stop donations to a pro-life or pro-choice advocate
o    move its annual meeting to a town with better public transportation

While the Company's directors, officers, employees and clients may have personal views with respect to each of these and other issues, it is the Company's corporate policy not to favor resolutions that would impose mandatory constraints on a company's perceived ability to compete in the marketplace. In practice, this generally means voting against these shareholder resolutions.

                             PROXY VOTING PROCEDURES

Proxies for all accounts are forwarded to a single professional designated by the CEO of the Company. A Corporate Governance and Proxy Voting Committee exists to review potential proxy voting policy changes and to decide the outcome of controversial proxy decisions.

o Upon receipt, proxies are verified to insure that the Company or its affiliates own the shares to be voted as of the record date on the proxy statement, and to cross-check that the number of shares/votes indicated on the proxy is correct. This is verified via Investor Responsibility Research Center (IRRC).
o Every effort is made to insure that proxies are forwarded to The Company by IRRC sufficiently in advance of each company's annual meeting to allow ample time to research the issues, vote and return the proxy.
o Once all proxies for an individual issue/company have arrived, the specific issues to be voted are researched. IRRC provides the Company with an analysis of the issues based on our stated proxy voting guidelines. This recommendation is taken into consideration in the analysis of each issue; the Company makes the final voting decisions. When, in the judgment of the "designated professional," the infrequent, controversial item arises on a proxy ballot, s/he will search out the opinions and recommendations of senior management who, acting as a "committee," will determine the ultimate vote.
o Based on this research, the proxies are voted by the designee, who has final discretion on individual issues (except as noted above).
o After the proxies have been voted, each individual proxy vote is recorded in IRRC, and a copy filed. IRRC records: actual vote on each resolution, number of shares voted, whether vote was for or against management's recommendation, and the date the proxy was voted. The copies are filed in the Company's library. This file is maintained electronically and in the investment library for a period of 5 years.

                                     Part C

                                Other Information

Item 23. Exhibits

(a)(1)    Articles of Amendment and Restatement effective January 24, 2006 (9)
(a)(2)    Articles of Correction effective March 15, 2006 (8)
(a)(3) Articles Supplementary (increasing HY Bond Fund Class A shares and deleting Tax-Free Income Class B shares) effective March 15, 2006 (8)
(a)(4) Articles Supplementary (adding Growth Leaders Fund) effective March 15, 2006 (8)
(a)(5) Articles Supplementary (adding Capital Growth Fund) effective March 15, 2006 (8)
(a)(6)    Certificate of Correction effective May 24, 2006 (10)
(a)(7) Articles Supplementary (adding Class C shares - Government Securities and Short Maturity Government Fund) (10)
(a)(8) Article Supplementary (eliminating the New York Tax-Free and Tax-Free Income Funds) effective December 15, 2006 (12)
(a)(9)    Articles Supplementary (adding Class I shares) effective March 28,
          2007
(a)(10) Articles Supplementary (adding the Georgia Municipal Bond Fund) effective March 28, 2007
(a)(11) Articles Supplementary (adding the Mid Cap Value Fund) effective March 28, 2007
(b)(1)    Amended and Restated By-Laws of the Registrant (9)
(c)(1)    Form of Share Certificate (6)
(c)(2)    New Form of Share Certificate (6)
(d)(1) Investment Advisory Agreement between Registrant and Sentinel Advisors Company dated as of March 1, 1993, as amended through March 17, 2006
          (2), (7) & (8)
(d)(2) Investment Advisory Agreement between Registrant, on behalf of the Capital Opportunity Fund, and Sentinel Advisors Company dated as of January 13, 2000, as amended September 1, 2002, December 31, 2003 and December 19, 2005 (5)
(d)(3) Transfer and Assumption Agreement between Sentinel Advisors Company and Sentinel Asset Management, Inc. effective March 31, 2006
(e)(1) Distribution Agreement between the Registrant and Sentinel Financial Services Company ("SFSC"), dated as of March 1, 1993 (2)
(e)(2)    Form of Dealer Agreement (9)
(f)(1) Registrant has provided health care and insurance benefits to certain retirees.
(f)(2)    National Life Insurance Company 401(k) Plan (Chief Compliance Officer)
(f)(3)    National Life Insurance Company Pension Plan (Chief Compliance
          Officer)
(f)(4) National Life Insurance Company Supplemental Pension Plan (Chief Compliance Officer)
(g)(1) Custody Agreement between Registrant, Sentinel Variable Products Trust and State Street Bank and Trust Company effective October 1, 2000 (3)
(g)(2) Amendment to Custody Agreement between Registrant, Sentinel Variable Products Trust and State Street Bank and Trust Company effective March 2004
(h)(1) Fund Services Agreement between Sentinel Group Funds, Inc. and Sentinel Administrative Services Company dated March 1, 1993 (2)
(h)(2) Transfer and Assumption Agreement between Sentinel Administrative Services Company and Sentinel Administrative Services, Inc. effective March 31, 2006
(h)(3)    Fee Agreement (Common Stock Fund) (11)
(h)(4)    Fee Agreement (Capital Growth and Growth Leaders Funds) (7)
(i)       Opinion and Consent of Counsel (1)
(j)       Consent of the independent registered public accounting firm (PwC)
(k)       Not applicable.
(l)       None.
(m)(1) Class A Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, as amended through March 15, 2007
(m)(2) Class B Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, as amended through March 15, 2007
(m)(3) Class C Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, as amended through March 15, 2007
(m)(4) Class D Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, as amended through March 15, 2007
(m)(5) Class S Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, as amended through March 15, 2007

(n)       Amended Plan pursuant to Rule 18f-3 under the 1940 Act (9)
(o)       Reserved.
(p)(1)    Code of Ethics of the Registrant, as amended through December 8, 2005
          (5)
(p)(2)    Code of Ethics of Advisor, as amended through January 31, 2005 (5)
(p)(3)    Code of Ethics of Distributor as amended through December 19, 2005 (5)
(p)(4)    Senior Officer Code of Ethics, as amended through August 15, 2003 (8)
(q)       Power of Attorney (4)

(1) Incorporated by reference to Post-Effective Amendment No. 77 to the Registration Statement filed on March 28, 1997.
(2) Incorporated by reference to Post-Effective Amendment No. 89 to the Registration Statement filed on March 30, 2000.
(3) Incorporated by reference to Post-Effective Amendment No. 98 to the Registration Statement filed on December 30, 2004.
(4) Incorporated by reference to Post-Effective Amendment No. 103 to the Registration Statement filed on September 29, 2005.
(5) Incorporated by reference to Post-Effective Amendment No. 105 to the Registration Statement filed on December 19, 2005.
(6) Incorporated by reference to Post Effective Amendment No. 106 to the Registration Statement filed on December 23, 2005.
(7) Incorporated by reference to Post Effective Amendment No. 1 to the Form N-14 filed on January 23, 2006.
(8) Incorporated by reference to Post Effective Amendment No. 107 to the Registration Statement filed on March 17, 2006.
(9) Incorporated by reference to Post Effective Amendment no. 109 to the Registration Statement filed March 30, 2006.
(10) Incorporated by reference to Post Effective Amendment No. 110 to the Registration Statement filed June 1, 2006.
(11) Incorporated by reference to Post Effective Amendment No. 111 to the Registration Statement filed on March 30, 2007.
(12) Incorporated by reference to the Registration Statement filed on Form N-14 on December 18, 2006.

Item 24. Persons Controlled by or under Common Control With The Registrant

     None.

Item 25. Indemnification

See the Amended and Restated Articles of Amendment of the Registrant, incorporated by reference to Exhibit (a) to this Registration Statement.

See the Amended and Restated Bylaws incorporated by reference to Exhibit (b) to this Registration Statement.

The investment advisory agreements incorporated by reference to Exhibit (d) to this Registration Statement provide that in the absence of willful malfeasance, bad faith, gross negligence or reckless disregard of the obligations or duties thereunder on the part of the Advisor, the Advisor shall not be liable to the Registrant or to any shareholder of the Registrant for any act or omission in the course of, or connected with rendering services thereunder or for any losses that may be sustained in the purchase, holding or selling of any security.

In addition, the Registrant maintains a directors and officers liability insurance policy with maximum coverage of $15 million under which the directors and officers of the Registrant are named insureds.

The Registrant also has agreed pursuant to indemnification agreements (each an "Indemnification Agreement") to indemnify, and advance expenses to, each "Disinterested Director" (as defined in each Indemnification Agreement), if he or she is or is threatened to be made a party to a Proceeding (as defined in each Indemnification Agreement). In accordance with the terms of each Indemnification Agreement, the Registrant shall indemnify any applicable Disinterested Directors for and against any and all judgments, penalties, fines and amounts paid in settlement, and all expenses actually and reasonably incurred by the applicable director or on his or her behalf in connection with a Proceeding, to the maximum extent permitted by Maryland law and to the extent not expressly prohibited by applicable federal securities law and regulations (including without limitation Section 17(h) of the 1940 Act, and regulations or rules issued with respect thereto by the U.S. Securities Exchange Commission), in effect as of the date of the applicable Indemnification Agreement or at the time of the request for indemnification, whichever affords greater rights of indemnification to the indemnitee, including any additional indemnification permitted by Section 2-418(g) of the Maryland General Corporation Law. The Registrant also shall indemnify a Disinterested Director for and against all expenses actually and reasonably incurred by such Disinterested Director or on his or her behalf in connection with any Proceeding to which the indemnitee is or is threatened to be made a witness but not a party, within fifteen (15) days after receipt by the Registrant of each statement of expenses from the indemnitee. Under the Indemnification Agreement, the Registrant shall not be liable for indemnification in connection with: (i) any monetary settlement by or judgment against a Disinterested Director for insider trading or disgorgement of profits by such Disinterested Director pursuant to Section 16(b) of the Securities Exchange Act of 1934; or (ii) any liability to the Registrant or its shareholders with respect to a Proceeding (other than a Proceeding under Section 7(a) of the Indemnification Agreement), to which such Disinterested Director otherwise would be subject by reason of such Disinterested Director having engaged in certain Disabling Conduct (as defined in the Indemnification Agreement).

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended ("1933 Act"), may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and therefore is unenforceable. In the event that a claim for indemnification against such liabilities (other than for expenses paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant, unless the matter has been settled by controlling precedent in the opinion of its counsel, will submit o a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 26. Business and Other Connections of the Investment Adviser

Information on each investment advisor is incorporated by reference to the Prospectus and Statement of Additional Information included in this Registration Statement.

Item 27. Principal Underwriters

(a) Not applicable.

(b)  As to each officer of SFSC:


NAME AND PRINCIPAL BUSINESS ADDRESS     POSITIONS AND OFFICES WITH SFSC               POSITIONS AND OFFICES WITH REGISTRANT
Christian W. Thwaites                   Chief Executive Officer                       President & Chief Executive Officer
James F. Cronin                         President                                     None
Robert E. Cotton                        President                                     None
Philip G. Partridge, Jr.                Vice President-Finance                        None
Gregory D. Teese                        Vice President-Compliance & Chief             None
                                        Compliance Officer
Todd M. Wallace                         Vice President-National Sales Desk            None
Kerry A. Jung                           Counsel                                       Secretary
James K. McQueston                      Secretary                                     None
Kathy M. Trussell                       Assistant Secretary                           None
George Gulian, Jr.                      Tax Officer                                   None
Federick S. Campbell-Mohn               Tax Officer                                   None
Alfred J. Warburton                     Tax Officer                                   None
Michael D. Dellipriscoli                Senior Vice President & Chief Financial       None
                                        Officer

The principal business address of all such persons is One National Life Drive, Montpelier, Vermont 05604.

(c)  Not applicable.

Item 28. Location of Accounts and Records

The following maintain physical possession of each account book or other documents required by Section 31(a) of the 1940 Act and the Rules promulgated thereunder.

(a)       Sentinel Administrative Services, Inc.
          One National Life Drive
          Montpelier, Vermont 05604

          Rule 31a-1(a)

          Rule 31a-1(b)(1)(2)(3)(4)(5)(6)(7)(8)
          Rule 31a-2(a)(b)(c)(f)

(b)       Sentinel Asset Management, Inc.
          One National Life Drive
          Montpelier, Vermont 05604
          Rule 31a-1(a)(9)(10), (11)

          Rule 31a-1(d)
          Rule 31a-2(a)(c)(f)

(c)       Sentinel Financial Services Company
          One National Life Drive
          Montpelier, Vermont  05604

          Rule 31a-1(d)
          Rule 31a-2(c)

(d)       National Life Insurance Company
          National Life Drive-Records Center
          Montpelier, VT 05604

Item 29. Management Services

Not applicable.

Item 30. Undertakings

Not applicable.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act and the Investment Company Act, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under rule 485(b) under the Securities Act and has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Montpelier and State of Vermont, as of the 30th day of March, 2007.

                                         SENTINEL GROUP FUNDS, INC. (Registrant)

                                         By: /S/ CHRISTIAN W. THWAITES
                                             -------------------------

                                         Christian W. Thwaites

                                         President & Chief Executive Officer

Signature                    Title                                    Date

/S/ CHRISTIAN W. THWAITES
-------------------------
Christian W. Thwaites        Director, President &                March 30, 2007
                             Chief Executive Officer
                             (Principal Executive Officer)
/S/ THOMAS MALONE
---------------------
Thomas P. Malone             Vice President and Treasurer         March 30, 2007
                             (Principal Financial Officer)
/S/ THOMAS MACLEAY
---------------------
Thomas H. MacLeay            Chair                                March 30, 2007

---------------------
John D. Feerick*             Director                             March 30, 2007
---------------------
Keniston P. Merrill*         Director                             March 30, 2007
---------------------
Deborah G. Miller*           Director                             March 30, 2007
---------------------
John Raisian*                Director                             March 30, 2007
---------------------
Nancy L. Rose*               Director                             March 30, 2007
---------------------
Richard H. Showalter, Jr.*   Director                             March 30, 2007
---------------------
Susan M. Sterne*             Director                             March 30, 2007
---------------------
Angela E. Vallot*            Director                             March 30, 2007

*Kerry A. Jung signs this document pursuant to the power of attorney filed with Post-Effective Amendment No. 103 to the Registration Statement on Form N-1A filed on September 29, 2005.
                                                  /S/ KERRY A. JUNG
                                                  ---------------------
                                                  Kerry A. Jung

Exhibit Index

EXHIBIT NUMBER                            EXHIBIT

(a)(9)    Articles Supplementary (adding Class I shares) effective March 28,
          2007
(a)(10) Articles Supplementary (adding the Georgia Municipal Bond Fund) effective March 28, 2007
(a)(11) Articles Supplementary (adding the Mid Cap Value Fund) effective March 28, 2007
(d)(3) Transfer and Assumption Agreement between Sentinel Advisors Company and Sentinel Asset Management, Inc. effective March 31, 2006
(f)(2)    National Life Insurance Company 401(k) Plan (Chief Compliance Officer)
(f)(3)    National Life Insurance Company Pension Plan (Chief Compliance
          Officer)
(f)(4) National Life Insurance Company Supplemental Pension Plan (Chief Compliance Officer)
(g)(2) Amendment to Custody Agreement between Registrant, Sentinel Variable Products Trust and State Street Bank and Trust Company effective March 2004
(h)(2) Transfer and Assumption Agreement between Sentinel Administrative Services Company and Sentinel Administrative Services, Inc. effective March 31, 2006
(j)       Consent of the independent registered public accounting firm (PwC)
(m)(1) Class A Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, as amended through March 15, 2007
(m)(2) Class B Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, as amended through March 15, 2007
(m)(3) Class C Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, as amended through March 15, 2007
(m)(4) Class D Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, as amended through March 15, 2007
(m)(5) Class S Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, as amended through March 15, 2007